Filed pursuant to Rule 497
Registration No. 333-181879

PROSPECTUS SUPPLEMENT

(to Prospectus dated July 26, 2012)

4,000,000 Shares

Common Stock

We are offering 4,000,000 shares of our common stock. These shares are being offered at a discount from our most recently determined net asset value, or NAV, per share pursuant to authority granted by our common stockholders at our annual meeting of stockholders held on August 9, 2012, and as subsequently approved by our Board of Directors. Sales of common stock at prices below NAV per share dilute the interest of existing stockholders, having the effect of reducing our NAV per share and may reduce our market price per share. See “Risk Factors” beginning on page 9 of the accompanying prospectus and “Sales of Common Stock Below Net Asset Value” beginning on page S-15 of this prospectus supplement and page 67 of the accompanying prospectus.

Our common stock is traded on The NASDAQ Global Select Market under the symbol “GAIN.” The last reported closing price of our common stock on October 1, 2012 was $7.80 per share. The NAV per share of our common stock at June 30, 2012 (the last date prior to the date of this prospectus supplement on which we determined NAV) was $9.10.

Investing in our common stock involves a high degree of risk. You could lose some or all of your investment. You should carefully consider each of the factors described under “Risk Factors” beginning on page S-8 of this prospectus supplement and beginning on page 9 of the accompanying prospectus before you invest in the common stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	PER SHARE	TOTAL
Public Offering Price	$7.500	$30,000,000
Underwriting Discounts and Commissions	$0.375	$1,500,000
Proceeds to Gladstone Investment Corporation, before expenses	$7.125	$28,500,000

Delivery of the common stock is expected to be made on or about October 5, 2012. We have granted the underwriters an option for a period of 30 days to purchase an additional 600,000 shares of common stock. If the underwriters exercise the option in full, the total underwriting discounts and commissions payable by us will be $1,725,000, and the total proceeds to us, before expenses, will be $32,775,000.

Sole Book-Running Manager

Jefferies

Joint Lead Manager

Janney Montgomery Scott

Co-Managers

J.J.B. Hilliard, W.L. Lyons, LLC	Ladenburg Thalmann & Co. Inc.	Wunderlich Securities

Prospectus Supplement dated October 2, 2012

ABOUT THIS PROSPECTUS SUPPLEMENT

This prospectus supplement, together with the accompanying prospectus, sets forth the information that you should know before investing. You should read the prospectus supplement and accompanying prospectus, which contain important information, before deciding whether to invest in our common stock.

We also file annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, or the Exchange Act. You may inspect such reports, proxy statements and other information, as well as this prospectus supplement, and the accompanying prospectus and the exhibits and schedules to the registration statement of which the accompanying prospectus is a part, at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the public reference facilities by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is http://www.sec.gov. You may also obtain copies of such material from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates.

You may request a free copy of this prospectus supplement, the accompanying prospectus, our annual reports to stockholders, when available, and other information about us, and make stockholder inquiries by calling (866) 366-5745 or by writing to us at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102, or from our website (http://www.GladstoneInvestment.com). The information contained in, or that can be accessed through, our website is not part of this prospectus supplement or the accompanying prospectus. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. We also furnish to our stockholders annual reports, which include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm.

This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus. The accompanying prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement.

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus supplement or the accompanying prospectus. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. You must not rely upon any information or representation not contained in this prospectus supplement or the accompanying prospectus as if we had authorized it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus supplement and any accompanying prospectus is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

The common stock does not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

S-i

PROSPECTUS SUPPLEMENT SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus supplement and in the accompanying prospectus, prior to making an investment in our common stock, and especially the information set forth under the heading “Risk Factors” in this prospectus supplement and in the accompanying prospectus. In this prospectus supplement and the accompanying prospectus, except where the context suggests otherwise, the “Company,” “we,” us” or “our” refers to Gladstone Investment Corporation; “Adviser” refers to Gladstone Management Corporation; “Administrator” refers to Gladstone Administration, LLC; and “Gladstone Companies” refers to our Adviser and its affiliated companies. Unless otherwise stated, the information in this prospectus supplement and the accompanying prospectus does not take into account the possible exercise by the underwriters of their option to purchase additional shares of common stock.

Gladstone Investment Corporation

Gladstone Investment Corporation is an externally managed specialty finance company that invests in subordinated loans, mezzanine debt, preferred stock and common stock as well as warrants to purchase common stock of small and medium-sized companies in connection with buyouts and other recapitalizations. When we invest in buyouts, we typically do so with the management team of the company being purchased and with other buyout funds. We also sometimes invest in senior secured loans, common stock and, to a much lesser extent, senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments.

As of June 30, 2012, our portfolio consisted of loans to 18 companies in 13 states in 13 different industries with a fair value of $229.8 million, consisting of senior term debt, subordinated term debt, preferred equity and common equity. Since October 2010, we have invested $167 million in debt and equity securities of nine new portfolio companies, including $43.5 million in two new portfolio companies subsequent to June 30, 2012. Our weighted average yield on our interest-bearing investments for the three months ended June 30, 2012, excluding cash and cash equivalents and receipts recorded as other income, was 12.5%. For the fiscal years ended March 31, 2012 and 2011, our weighted average yield on our interest-bearing investments was 12.3% and 11.4%, respectively.

We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act. In addition, for tax purposes we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code.

As of June 30, 2012, we had 22,080,133 shares of our common stock, par value $0.001 per share, outstanding and 1,600,000 shares of our 7.125% Series A Cumulative Term Preferred Stock, par value $0.001 per share, which we refer to as our Term Preferred Stock, outstanding. Since our initial public offering in June 2005, we have made 87 consecutive monthly distributions on our common stock, which is currently at a monthly distribution of $0.05 per share.

Our principal executive offices are located at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102, and our telephone number is (703) 287-5800. Our corporate website is located at http://www.GladstoneInvestment.com. Information on our website is not incorporated into or a part of this prospectus supplement or the accompanying prospectus.

Investment Strategy

We seek to achieve returns from current interest income from owning senior, subordinated and mezzanine debt, and capital gains from the sale of preferred stock, warrants to purchase common stock and common stock that we purchase in connection with buyouts and recapitalizations of small and mid-sized companies. We seek to make investments that generally range between $10 million and $40 million each, although this investment size may vary proportionately as the size of our capital base changes. Typically, our debt investments mature in no more than seven years. Our debt investments accrue interest at fixed or variable rates and most have minimum interest rates. We invest either by ourselves or jointly with other buyout funds or management of the company. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were to be investing alone. We expect that the majority of the investments we make will consist of term debt of private companies that cannot or will not expend the resources to have their debt securities rated by a credit rating agency. We cannot accurately predict what ratings these loans might receive if they were rated, and thus cannot determine whether or not they could be considered “investment grade” quality. However, for loans that lack a rating by a credit rating agency, investors should assume that most of these loans will be below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds, and may be considered high risk compared to investment grade debt instruments.

We expect that our target portfolio over time will include mostly subordinated loans, mezzanine debt, preferred stock, and warrants to buy common stock. Structurally, subordinated loans and mezzanine loans usually rank lower in priority of payment to senior debt, such as senior bank debt, and may be unsecured. However, subordinated debt and mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Typically, subordinated debt and mezzanine loans have elements of both debt and equity instruments, offering returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity position. Due to its higher risk profile and often less restrictive covenants as compared to senior debt, mezzanine debt generally earns a higher interest rate of return than senior secured debt. Any warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through a pre-determined formula.

Our Investment Adviser and Administrator

Gladstone Management Corporation, our Adviser, is our affiliate and investment adviser, led by a management team which has extensive experience in our line of business. Another of our affiliates, Gladstone Administration, LLC, a privately-held company that we refer to as our Administrator, employs our chief financial officer and treasurer, chief compliance officer, internal legal counsel and their respective staffs. All of our executive officers serve as either directors or executive officers, or both, of Gladstone Capital, a publicly traded BDC and RIC. Excluding our chief financial officer and treasurer, all of our executive officers serve as either directors or executive officers, or both, of Gladstone Commercial, a publicly traded real estate investment trust; our Adviser; and our Administrator.

Our Adviser and Administrator also provide investment advisory and administrative services, respectively, to certain of our other affiliates, including, but not limited to, Gladstone Commercial; Gladstone Capital; Gladstone Partners Fund, L.P., which we refer to as Gladstone Partners, a private partnership fund formed primarily to co-invest with us and Gladstone Capital Corporation, which we refer to as Gladstone Capital; Gladstone Land Corporation, which we refer to as Gladstone Land, a private agricultural real estate company owned by David Gladstone, our chairman and chief executive officer; and Gladstone Lending Corporation, which we refer to as Gladstone Lending, a private corporation that was formed primarily to invest in first and second lien term loans and that has filed a registration statement on Form N-2 with the Securities and Exchange Commission, or SEC, but has not yet commenced operations. In the future, our Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds, both public and private.

We have been externally managed by our Adviser pursuant to an investment advisory and management agreement, which we refer to as our Advisory Agreement, since our inception. At a meeting of our Board of Directors held on July 10, 2012, our Board of Directors unanimously voted to approve the extension of the term of the Advisory Agreement through August 31, 2013. Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Our Adviser is headquartered in McLean, Virginia, a suburb of Washington, D.C.

Recent Developments

Modification of Investment Objectives and Strategies

We recently approved revised investment objectives and strategies, which will be effective on or about January 1, 2013. They are as follows below. For a discussion of our current investment objectives and strategies, see “—Investment Strategy” above.

Revised Investment Objectives:

To achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time.

To provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Revised Investment Strategy:

Overview

To achieve our objectives, we will seek to invest in several categories of debt and equity securities, with each investment generally ranging from $5 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment.

In general, our investments in debt securities will have a term of no more than seven years, accrue interest at variable rates (based on the London Interbank Offered Rate, or LIBOR) and, to a lesser extent, at fixed rates. We will seek debt instruments that pay interest monthly or, at a minimum, quarterly, have a success fee or deferred interest provision and are primarily interest only with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control in the business. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called “paid in kind,” or PIK.

Typically, our equity investments will consist of common stock, preferred stock, limited liability company interests, or warrants to purchase the foregoing. Often, these equity investments will occur in connection with our original investment, recapitalizing a business, or refinancing existing debt. Although at times we will enter into co-investment transactions with our sister funds, including Gladstone Capital, in relation to one another, we generally will invest a greater portion of our assets in equity securities while Gladstone Capital generally will invest a greater portion of its assets in debt securities.

Target Portfolio

Our investments will typically take the following forms:

Senior Debt Securities: We will seek to invest a portion of our assets in senior debt securities also known as senior loans, senior term loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses senior debt to cover a substantial portion of the funding needs of the business. The senior debt security usually takes the form of first priority liens on the assets of the business. Senior debt securities may include our participation and investment in the syndicated loan market.

Senior Subordinated Debt Securities: We will seek to invest a portion of our assets in senior subordinated debt securities, also known as senior subordinated loans and senior subordinated notes. These senior subordinated debts also include second lien notes and may include participation and investment in syndicated second lien loans. Additionally, we may receive other yield enhancements in connection with these senior subordinated debt securities.

Junior Subordinated Debt Securities: We will seek to invest a portion of our assets in junior subordinated debt securities, also known as subordinated loans, subordinated notes and mezzanine loans. These junior subordinated debts include second lien notes and unsecured loans. Additionally, we may receive other yield enhancements and warrants to buy common and preferred stock or limited liability interests in connection with these junior subordinated debt securities.

Preferred and Common Equity: In some cases we will purchase equity securities which consist of preferred and common equity or limited liability company interests, or warrants or options to acquire such securities, and are in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In some cases, we will own a significant portion of the equity and in other cases we may have voting control of the businesses in which we invest.

Cash and Cash Equivalents: At times, we may hold cash or cash equivalents.

Other Investments: Pursuant to the 1940 Act, we must maintain at least 70% of assets in qualifying assets, which generally include each of the asset types listed above. Therefore, the 1940 Act permits us to invest up to 30% of our assets in other assets.

Portfolio Company Characteristics

We will seek to invest in businesses with all or some of the following characteristics:

Value-and-Income Orientation and Positive Cash Flow. Our revised investment philosophy will place a premium on fundamental analysis from an investor’s perspective and has a distinct value-and-income orientation. In seeking value, we will focus on companies in which we can invest at relatively low multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, and that have positive operating cash flow at the time of investment. In seeking income, we will typically invest in companies that generate relatively stable to growing sales and cash flow to provide some assurance that they will be able to service their debt and pay any required distributions on preferred stock. Typically, we do not expect to invest in start-up companies or companies with what we believe to be speculative business plans.

Experienced Management. We will generally require that the businesses in which we invest have an experienced management team. We will also require the businesses to have in place proper incentives to induce management to succeed and act in concert with our interests as investors, including having significant equity or other interests in the financial performance of their companies.

Strong Competitive Position in an Industry. We will seek to invest in businesses that have developed strong market positions within their respective markets and that we believe are well-positioned to capitalize on growth opportunities. We will seek businesses that demonstrate significant competitive advantages versus their competitors, which we believe will help to protect their market positions and profitability.

Liquidation Value of Assets. The projected liquidation value of the assets, if any, will be an important factor in our investment analysis in collateralizing our debt securities.

Stockholder Vote

At our 2012 annual stockholders meeting on August 9, 2012, our stockholders approved our ability to issue and sell shares of our common stock at a price below the then current NAV per common share, which we refer to as the Stockholder Approval, during a period beginning on August 9, 2012 and expiring on the first anniversary of such date.

Exemptive Order

On November 22, 2005, the SEC granted us exemptive relief that permits us to engage in limited co-investment transactions with an affiliated private investment pool, which we refer to as the Original Order. Under the terms of the Original Order, we, or Gladstone Capital, or any future formed BDC or closed-end management investment company that is advised by our Adviser, was permitted to co-invest with Gladstone Partners.

On July 26, 2012, the SEC granted us an additional exemptive order that supersedes the Original Order and permits us, under certain circumstances, to co-invest with Gladstone Capital, Gladstone Partners, Gladstone Lending, any BDC or closed-end management investment company that is advised by our Adviser (or sub-advised by our Adviser if it also controls the fund), or any combination of the foregoing.

THE OFFERING

Issuer	Gladstone Investment Corporation

Common stock offered by us	4,000,000 shares (or 4,600,000 shares if the underwriters exercise their option to purchase additional shares of common stock in this offering in full).

Common stock outstanding prior to this offering	22,080,133 shares

Common stock to be outstanding after this offering	26,080,133 shares (or 26,680,133 shares if the underwriters exercise their option to purchase additional shares of common stock in this offering in full).

Use of proceeds	We intend to use the net proceeds from this offering to initially pay down existing short-term debt under our revolving credit facility and then to make investments in small- and mid-sized businesses in accordance with our investment objectives, with any remaining net proceeds to be used for other general corporate purposes. We anticipate that substantially all of the net proceeds of this offering will be utilized in the manner described above within three months of the completion of this offering.

NASDAQ ticker symbol	GAIN

Dividends and distributions	We have paid monthly distributions to the holders of our common stock since our inception in July 2005 and intend to continue to do so. We made our first distribution on our Term Preferred Stock in March 2012, and have made monthly distributions thereafter. The amount of the monthly distribution on our common stock is determined by our Board of Directors on a quarterly basis and is based on our estimate of our annual investment company taxable income and net short-term taxable capital gains, if any. See “Price Range of Common Stock and Distributions” on page S-19 of this prospectus supplement and page 29 in the accompanying prospectus. Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of securities will likely pay distributions in accordance with their terms.

Taxation	We intend to continue to elect to be treated for federal income tax purposes as a RIC. So long as we continue to qualify, we generally will pay no corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

Trading at a discount	Shares of closed-end investment companies frequently trade at a discount to their NAV per share. The possibility that our shares may trade at such discount to our NAV per share is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our shares will trade above, at or below NAV per share, although during the past three years, our common stock has always traded, and at times significantly, below NAV per share.

Certain anti-takeover provisions	Our Board of Directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain provisions of Delaware law and other measures we have adopted. See “Certain Provisions of Delaware Law and of Our Certificate of Incorporation and Bylaws” in the accompanying prospectus.

Management arrangements	Gladstone Management Corporation serves as our investment adviser, and Gladstone Administration, LLC serves serve as our administrator. For a description of our Adviser, our Administrator, the Gladstone Companies and our contractual arrangements with these companies, see “Management—Certain Transactions—Investment Advisory and Management Agreement,” “Management—Certain Transactions—Administration Agreement” and “Management—Certain Transactions—Loan Servicing Agreement” in the accompanying prospectus.

Risk factors	Your investment in our common stock involves a high degree of risk. See “Risk Factors” beginning on page S-8 of this prospectus supplement and page 9 of the accompanying prospectus for a discussion of factors you should carefully consider before investing in our common stock.

U.S. federal income taxes	Prospective investors are urged to consult their own tax advisors regarding these matters in light of their personal investment circumstances.

We have elected to be treated, and intend to continue to so qualify each year, as a RIC under Subchapter M of the Code, and we generally do not expect to be subject to U.S. federal income tax.

RISK FACTORS

You should carefully consider the risks described below and the risks described in “Risk Factors” beginning on page 9 of the accompanying prospectus and the special note regarding forward-looking statements in this prospectus supplement and the accompanying prospectus before deciding to invest in our common stock. The risks and uncertainties described in this prospectus supplement and the accompanying prospectus are not the only ones we face. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance and the value of our common stock. If any of the risks described in this prospectus supplement and the accompanying prospectus actually occur, our business, financial condition or results of operations could be materially adversely affected, and the value of our common stock may be impaired. If that happens, the trading price of our common stock could decline, and you may lose all or part of your investment.

There are significant potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, and the officers and directors of our Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gladstone, our chairman and chief executive officer, is the chairman and chief executive officer of our Adviser, Gladstone Capital, Gladstone Commercial, Gladstone Lending and the chairman, chief executive officer and the sole stockholder of Gladstone Land. In addition, Mr. Brubaker, our co-vice chairman, chief operating officer and secretary, is the vice chairman, chief operating officer and secretary of our Adviser, Gladstone Capital, Gladstone Land and Gladstone Lending and co-vice chairman, chief operating officer and secretary of Gladstone Commercial. Mr. Stelljes, our co-vice chairman and chief investment officer, is also the president and chief investment officer of our Adviser, Gladstone Capital, Gladstone Lending and Gladstone Land, and co-vice chairman and chief investment officer of Gladstone Commercial. Mr. Dullum, our president and a director, is a director of Gladstone Capital and Gladstone Commercial. Moreover, our Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with those of ours and accordingly may invest in, whether principally or secondarily, asset classes similar to those we target. While our Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, our Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Gladstone affiliate with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of our Adviser may face conflicts in the allocation of investment opportunities to other entities managed by our Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other members of the Gladstone Companies or investment funds managed by investment managers affiliated with our Adviser. On September 21, 2012, the Board of Directors approved a revision to our investment objectives and strategies, effective on or about January 1, 2013, which may enhance the potential for conflicts in the allocation of investment opportunities to us and other entities managed by our Adviser.

In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, to the prior approval of our Board of Directors. As of October 1, 2012, our Board of Directors has approved the following types of co-investment transactions:

■

Our affiliate, Gladstone Commercial, may, under certain circumstances, lease property to portfolio companies that we do not control. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

■	We may invest simultaneously with our affiliate Gladstone Capital in senior syndicated loans whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

■

Additionally, pursuant to an exemptive order granted by the SEC, under certain circumstances, we may co-invest with Gladstone Capital, Gladstone Partners, Gladstone Lending and any future BDC or closed-end management investment company that is advised by our Adviser (or sub-advised by our Adviser if it controls the fund) or any combination of the foregoing.

Certain of our officers who are also officers of our Adviser may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to all stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to our Adviser and will reimburse our Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of our Adviser has interests that differ from those of our stockholders, giving rise to a conflict. In addition, as a BDC, we make available significant managerial assistance to our portfolio companies and may provide other services to such portfolio companies. Although neither we nor our Adviser currently receives fees in connection with managerial assistance, our Adviser may provide other services to our portfolio companies and receive fees for these other services.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained in this prospectus supplement or the accompanying prospectus, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others:

■	the duration and effects of the current economic instability;

■	our ability to access debt and equity capital;

■	ability to identify and make investments that are consistent with our investment objectives;

■	adverse changes in the economy and the capital markets;

■	risks associated with negotiation and consummation of pending and future transactions;

■	the loss of one or more of our executive officers, in particular David Gladstone, Terry Lee Brubaker, George Stelljes III or David Dullum;

■	changes in our business strategy;

■	availability, terms and deployment of capital;

■	changes in our industry, interest rates, exchange rates or the general economy;

■	the degree and nature of our competition; and

■	those factors described in the “Risk Factors” sections of this prospectus supplement and the accompanying prospectus.

We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus supplement. The forward-looking statements contained in this prospectus supplement or the accompanying prospectus are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933, or the Securities Act.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us. The following percentages were calculated based on actual expenses incurred in the quarter ended June 30, 2012 and average net assets for the quarter ended June 30, 2012.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	5.00%
Offering expenses (as a percentage of offering price)	0.78%
Dividend reinvestment plan expenses (1)	—
Total stockholder transaction expenses	5.78%
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees (2)	1.97%
Incentive fees payable under Advisory Agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income) (3)	—
Interest payments on borrowed funds (4)	0.37%
Dividend expense on mandatorily redeemable preferred stock	1.59%
Other expenses (5)	1.28%
Total annual expenses (2) (5)	5.21%

(1)

The expenses of the reinvestment plan are included in stock record expenses, a component of “Other expenses.” We do not have a cash purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” in the accompanying prospectus for information on the dividend reinvestment plan.

(2)

Our annual base management fee is 2% (0.5% quarterly) of our average gross assets, which are defined as our total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. For the quarter ended June 30, 2012, our Adviser voluntarily agreed to waive a portion of the annual base management fee of 2% to 0.5% attributable to senior syndicated loans. However, because we held no senior syndicated loans purchased using borrowings under our revolving credit facility during the quarter ended June 30, 2012, the waiver did not impact our expenses for that period, as reflected in the table above. See “Management—Certain Transactions—Investment Advisory and Management Agreement” in the accompanying prospectus and footnote 3 below.

(3)

The incentive fee consists of two parts: an income-based fee and a capital gains-based fee. The income-based fee is payable quarterly in arrears, and equals 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7.0% annualized) hurdle rate of our net assets, subject to a “catch-up” provision measured as of the end of each calendar quarter. The “catch-up” provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide our Adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The income-based incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the income-based incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 2 above). The capital gains-based incentive fee equals 20% of our net realized capital gains since our inception, if any, computed net of all realized capital losses and unrealized capital depreciation since our inception, less any prior payments, and is payable at the end of each fiscal year.

The following are examples of how the incentive fee is calculated:

■	Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

■	Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:

= 100% × (2.00%—1.75%)

= 0.25%

■	Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:

= (100% × (“catch-up”: 2.1875%—1.75%)) + (20% × (2.30%—2.1875%))

= (100% × 0.4375%) + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

■	Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:

= 20% × (6%—1%)

= 20% × 5%

= 1%

For a more detailed discussion of the calculation of the two-part incentive fee, see “Management—Certain Transactions—Investment Advisory and Management Agreement” in the accompanying prospectus.

(4)

Includes deferred financing costs. We entered into a revolving credit facility, effective October 26, 2011, under which our borrowing capacity is $60 million. We have drawn down on this credit facility and we expect to borrow additional funds in the future up to an amount so that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of our senior securities. Assuming that we borrowed $60 million at an interest rate of 1-month LIBOR plus an additional fee related to borrowings of 3.75%, for an aggregate rate of 4.05%, interest payments and amortization of deferred financing costs on borrowed funds would have been 1.38% of our average net assets for the quarter ended June 30, 2012.

(5)

Includes our overhead expenses, including payments under the administration agreement between us and our Administrator, which we refer to as the Administration Agreement, based on our projected allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the Administration Agreement. See “Management—Certain Transactions—Administration Agreement” in the accompanying prospectus.

Example

The following examples demonstrate the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that (1) stockholder transaction expenses will be at the levels set forth in the table above; and (2) our annual operating expenses would remain at the levels set forth in the table above. The examples below and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, incentive fees, if any, and other expenses) may be greater or less than those shown.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
You would pay the following expenses on a $1,000 investment:
assuming a 5% annual return consisting entirely of ordinary income (1) (2)	$109	$212	$313	$562
assuming a 5% annual return consisting entirely of capital gains (2) (3)	$118	$237	$352	$625

(1)

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. For purposes of this example, we have assumed that the entire amount of such 5% annual return would constitute ordinary income as we have not historically realized positive capital gains (computed net of all realized capital losses) on our investments. Because the assumed 5% annual return is significantly below the hurdle rate of 7% (annualized) that we must achieve under the Advisory Agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of the this example, that no income-based incentive fee would be payable if we realized a 5% annual return on our investments.

(2)

While the example assumes reinvestment of all dividends and distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

(3)

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. For purposes of this example, we have assumed that the entire amount of such 5% annual return would constitute capital gains.

USE OF PROCEEDS

We estimate that the net proceeds from the sale of the 4,000,000 shares of our common stock that we are offering, after deducting underwriting discounts and commissions and expenses of this offering payable by us, will be approximately $28.3 million (or $32.5 million, if the underwriters exercise their option to purchase additional shares in full) based on the public offering price of $7.50 per share, after deducting underwriting discounts and commissions and estimated offering expenses payable by us.

We intend to use the net proceeds from this offering to initially pay down existing short-term debt under our revolving credit facility and then to make investments in small- and mid-sized businesses in accordance with our investment objectives, with any remaining net proceeds to be used for other general corporate purposes. As of October 1, 2012, we had $56 million of borrowings outstanding under our revolving credit facility. Indebtedness under our revolving credit facility currently accrues interest at the rate of approximately 4% and matures on October 25, 2014. We anticipate that substantially all of the net proceeds of the offering will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of the offering primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

CAPITALIZATION

The following table sets forth our capitalization as of June 30, 2012:

■	on an actual basis; and

■

on an as adjusted basis to give effect to the completion of this offering and the application of the estimated net proceeds of this offering, after deducting underwriters’ discounts and commissions and estimated offering expenses payable by us (and assuming the underwriters’ option to purchase additional shares of common stock is not exercised).

	AS OF JUNE 30, 2012
	ACTUAL	AS ADJUSTED
	(Unaudited)
	(Dollars in thousands)
Borrowings
Borrowings at fair value (cost: $107,010, actual; $78,745, as adjusted) (1)	$107,502	$79,237

Preferred Stock
7.125% Series A Cumulative Term Preferred Stock, $0.001 par value per share; $25 liquidation preference per share; 1,610,000 shares authorized and 1,600,000 issued and outstanding, actual and as adjusted (2)	40,000	40,000

Net Assets Applicable to Common Stockholders
Common stock, $0.001 par value per share, 100,000,000 shares authorized, actual; 22,080,133 shares issued and outstanding, actual and 26,080,133 shares issued and outstanding, as adjusted (2)	22	26
Capital in excess of par value	257,131	285,392
Cumulative net unrealized depreciation on investments	(46,460)	(46,460)
Cumulative net unrealized depreciation on other	(519)	(519)
Undistributed net investment income	321	321
Accumulated net realized losses	(9,608)	(9,608)
Total Net Assets Available to Common Stockholders	$200,887	$229,152

Total Capitalization	$348,389	$348,389

(1)	Our borrowings have not been fair-value adjusted for the as adjusted presentation as of June 30, 2012.
(2)	None of these outstanding shares are held by us or for our account.

The following are our outstanding classes of securities as of June 30, 2012:

TITLE OF CLASS	AMOUNT AUTHORIZED	AMOUNT HELD BY US OR FOR OUR ACCOUNT	AMOUNT OUTSTANDING (EXCLUSIVE OF AMOUNTS HELD BY US OR FOR OUR ACCOUNT)
Common Stock	100,000,000	—	22,080,133
Preferred Stock	10,000,000	—	1,600,000

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2012 annual stockholders meeting on August 9, 2012, our stockholders approved our ability to issue and sell shares of our common stock at a price below the then current NAV per common share during a period beginning on August 9, 2012 and expiring on the first anniversary of such date. The offering of common stock being made pursuant to this prospectus supplement is at a price below the most recently reported NAV on June 30, 2012 of $9.10 per share. To sell shares of common stock at below NAV per share, pursuant to the Stockholder Approval, the 1940 Act mandates that a majority of our directors who have no financial interest in the sale and a majority of our independent directors have determined (i) that such sale and issuance is in our best interests and in the best interests of our stockholders and (ii) immediately prior to issuance, and in good faith and in consultation with the underwriters of the offering, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount.

In addition to the mandates of the 1940 Act pertaining to issuances and sales of common stock at a price below NAV per share, our Stockholder Approval requires that any offering of common stock at a price below NAV per share satisfy the following: (i) the total number of shares issued and sold pursuant to such Stockholder Approval may not exceed 25% of our currently outstanding common stock immediately prior to each such sale; and (ii) the Board concludes that there are attractive near-term investment opportunities that it reasonably believes will lead to a long-term increase in NAV per share. This offering meets these additional requirements.

This offering of common stock below its NAV per share is designed to raise capital for investment in accordance with our investment objectives.

In making a determination that an offering of common stock below its NAV per share is in our and our stockholders’ best interests, our Board of Directors has considered a variety of factors including, but not limited to:

■	the effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

■	the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined NAV per share;

■	the relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

■	whether the estimated offering price would closely approximate the market value of shares of our common stock;

■	the potential market impact of being able to raise capital during the current financial market difficulties;

■	the nature of any new investors anticipated to acquire shares of our common stock in the offering;

■	the anticipated rate of return on and quality, type and availability of investments; and

■	the leverage available to us.

Our Board of Directors has also considered the fact that sales of shares of common stock at a discount will benefit our Adviser as our Adviser will ultimately earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at a premium to NAV per share.

Sales by us of our common stock at a discount from NAV per share pose potential risks for our existing stockholders whether or not they participate in this offering, as well as for new investors who participate in this offering. Any sale of common stock at a price below NAV per share results in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See “Risk Factors—Risks Related to an Investment in Our Common Stock or Preferred Stock” in the accompanying prospectus.

The following three headings and accompanying tables explain and provide hypothetical examples on the impact of this offering of our common stock at a price less than NAV per share on three different types of investors:

■	existing stockholders who do not purchase any shares in the offering;

■	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

■	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders Who Do Not Participate in the Offering

Our existing common stockholders who do not participate in this offering or who do not buy additional shares in the secondary market at the same or lower price we obtain in this offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate dilution in the NAV of the common shares they hold and their NAV per common share. These common stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to this offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per common share. This decrease could be more pronounced as the size of the offering and level of discounts increase.

The following table illustrates the level of NAV dilution that could be experienced by a common stockholder that does not participate in this offering. It is not possible to predict the level of market price decline that may occur. The table below is based upon financial information as of June 30, 2012. NAV has not been finally determined for any day after June 30, 2012. The following example assumes a sale of 4,000,000 shares of common stock at a public offering price of $7.50 per share, with a 5% underwriting discount and commission and $235,000 of offering expenses ($7.07 per share, net).

	PRIOR TO SALE BELOW NAV	FOLLOWING SALE	% CHANGE
Offering Price
Price per common share to public	—	$7.50	—
Net proceeds per common share to us	—	$7.07	—
Decrease to NAV
Total common shares outstanding	22,080,133	26,080,133	18.12%
NAV per common share	$9.10	$8.79	(3.43)%
Dilution to Stockholder
Common shares held by common stockholder	22,080	22,080	—
Percentage held by common stockholder	0.10%	0.08%	(15.34)%
Total Asset Values
Total NAV held by common stockholder	$200,929	$194,042	(3.43)%
Total investment by common stockholder (Assumed to be $9.10 per common share on common shares held prior to sale)	$200,929	$200,929	—
Total dilution to common stockholder (Total NAV less total investment)	—	$(6,887)	—
Per Share Amounts
NAV per share held by common stockholder	9.10	$8.79	(3.43)%
Investment per share held by common stockholder (Assumed to be $9.10 per common share on common shares held prior to sale)	$9.10	$9.10	—
Dilution per common share held by stockholder (NAV per common share less investment per share)	—	$(0.31)	—
Percentage dilution to common stockholder (Dilution per common share divided by investment per common share)	—	—	(3.43)%

Impact on Existing Stockholders Who Do Participate in the Offering

Our existing common stockholders who participate in this offering or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating common stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our common shares immediately prior to the offering. The level of NAV dilution will decrease as the number of common shares such stockholders purchases increases. Existing common stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing common stockholders who purchase less than their proportionate share of this offering, experience accretion in NAV per common share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to this offering. The level of accretion will increase as the excess number of shares such common stockholder purchases increases. Even a common stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such common stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following table illustrates the level of dilution and accretion for a common stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 20,000 shares, which is 0.50% of the offering rather than its 0.10% proportionate share) and (2) 150% of such percentage (i.e., 60,000 shares, which is 1.50% of an offering rather than its 0.10% proportionate share). The table below is shown based upon financial information as of June 30, 2012. NAV per share has not been finally determined for any day after June 30, 2012. The following example assumes a sale of 4,000,000 shares of common stock at a public offering price of $7.50 per share, with a 5% underwriting discount and commission and $235,000 of offering expenses ($7.07 per share, net).

		50% PARTICIPATION		150% PARTICIPATION
	PRIOR TO SALE BELOW NAV	FOLLOWING SALE	% CHANGE	FOLLOWING SALE	% CHANGE
Offering Price
Price per common share to public	—	$7.50	—	$7.50	—
Net Proceeds per common share to issuer	—	$7.07	—	$7.07	—
Increases in Shares and Decrease to NAV
Total common shares outstanding	22,080,133	26,080,133	18.12%	26,080,133	18.12%
NAV per common share	$9.10	$8.79	(3.43)%	$8.79	(3.43)%
Dilution/Accretion to Common Stockholder
Common shares held by stockholder	22,080	24,080	9.06%	28,080	27.17%
Percentage held by common stockholder	0.10%	0.09%	(7.67)%	0.11%	7.67%
Total Asset Values
Total NAV held by common stockholder	$200,929	$211,618	5.32%	$246,770	22.81%
Total investment by common stockholder (Assumed to be $9.10 per common share on common shares held prior to sale)	$200,929	$215,929	7.47%	$245,929	22.40%
Total dilution/accretion to common stockholder (Total NAV less total investment)	—	$(4,311)	—	$841	—
Per Common Share Amounts
NAV per common share held by stockholder	$9.10	$8.79	(3.43)%	$8.79	(3.43)%
Investment per common share held by stockholder (Assumed to be $9.10 per common share on common shares held prior to sale)	$9.10	$8.97	(1.46)%	$8.76	(3.76)%
Dilution/accretion per common share held by stockholder (NAV per common share less investment per common share)	—	$(0.18)	—	$0.03	—
Percentage dilution/accretion to stockholder (Dilution/accretion per common share divided by investment per common share)	—	—	(2.00)%	—	0.34%

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per common share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease in the NAV of their shares and their NAV per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in this offering and whose investment per common share is also less than the resulting NAV per common share due to selling compensation and expenses paid by the issuer being significantly less than the discount per common share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new common stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same percentage (0.10%) of the common shares in the offering as the common stockholder in the prior examples held immediately prior to the offering. These stockholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases. It is not possible to predict the level of market price decline that may occur. The table below is shown based upon financial information as of June 30, 2012. NAV has not been finally determined for any day after June 30, 2012. The following example assumes a sale of 4,000,000 shares of common stock at a public offering price of $7.50 per share, with a 5% underwriting discount and commission and $235,000 of offering expenses ($7.07 per share, net).

	PRIOR TO SALE BELOW NAV	FOLLOWING SALE	% CHANGE
Offering Price
Price per common share to public	—	$7.50	—
Net proceeds per common share to issuer	—	$7.07	—
Decrease to NAV
Total common shares outstanding	22,080,133	26,080,133	18.12%
NAV per common share	$9.10	$8.79	(3.43)%
Dilution/Accretion to New Investor
Common shares held by new investor	0	4,000	—
Percentage held by new investor	0.0%	0.02%	—
Total Asset Values
Total NAV held by new investor	0	$35,152	—
Total investment by new investor (At price to public)	0	$30,000	—
Total accretion to new investor (Total NAV less total investment)	—	$5,152	—
Per Common Share Amounts
NAV per common share held by new investor	—	$8.79	—
Investment per share held by new investor (At price to public)	—	$7.50	—
Accretion per common share held by new investor (NAV per common share less investment per common share)	—	$1.29	—
Percentage accretion to new investor (accretion per common share divided by investment per common share)	—	—	17.17%

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

We currently intend to distribute in the form of cash dividends a minimum of 90% of our ordinary income and short-term capital gains, if any, on a quarterly basis to our stockholders in the form of monthly dividends. We intend to retain long-term capital gains and treat them as deemed distributions for tax purposes. We report the estimated tax characteristics of each distribution when declared while the actual tax characteristics of distributions are reported annually to each stockholder on Form 1099—DIV. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions can be reinvested automatically under our dividend reinvestment plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in our dividend reinvestment plan on the stockholder’s behalf. See “Risk Factors—We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification;” “Dividend Reinvestment Plan;” and “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

SHARE PRICE DATA

Our common stock is traded on The NASDAQ Global Select Market, or the NASDAQ, under the symbol “GAIN” The following table reflects, by quarter, the high and low sales prices per share of our common stock on the NASDAQ, the sales prices as a percentage of NAV and quarterly distributions declared per share for each fiscal quarter during the last two completed fiscal years and the current fiscal year through September 30, 2012.

	NET ASSET VALUE PER SHARE (1)				PREMIUM OR (DISCOUNT) OF HIGH SALES PRICE TO NET ASSET VALUE (2)	PREMIUM OR (DISCOUNT) OF LOW SALES PRICE TO NET ASSET VALUE (2)
		SALES PRICE		DIVIDEND DECLARED
		HIGH	LOW
Fiscal Year ended March 31, 2011
First Quarter	$8.86	$6.91	$5.07	$0.120	(22)%	(43)%
Second Quarter	8.43	6.94	5.50	0.120	(18)	(35)
Third Quarter	9.00	8.00	6.50	0.120	(11)	(28)
Fourth Quarter	9.00	8.55	6.81	0.120	(5)	(24)
Fiscal Year ended March 31, 2012
First Quarter	9.06	7.92	6.75	0.135	(13)	(25)
Second Quarter	9.48	7.68	6.22	0.150	(19)	(34)
Third Quarter	9.58	7.72	6.06	0.150	(19)	(37)
Fourth Quarter	9.38	8.50	7.22	0.180	(9)	(23)
Fiscal Year ending March 31, 2013
First Quarter	9.10	7.81	6.90	0.150	(14)	(24)
Second Quarter	*	8.07	7.20	0.150	*	*

(1)

NAV per share is determined as of the last day in the relevant quarter and, therefore, may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on the number of outstanding shares at the end of each period.

(2)

The discounts set forth in these columns represent the high or low, as applicable, sale prices per share for the relevant quarter minus the NAV per share as of the end of such quarter, and therefore may not reflect the discount to NAV per share on the date of the high and low sales prices.

*	Not yet available, as the NAV per share as of the end of this quarter has not yet been determined.

As of September 28, 2012, there were approximately 28 record owners of our common stock.

SELECTED FINANCIAL INFORMATION

We have derived the selected financial information presented in the first table below as of June 30, 2012 and 2011 and for the fiscal years ended March 31, 2012, 2011 and 2010 from our audited consolidated financial statements included in the accompanying prospectus. We have derived the selected financial information presented in the first table below as of and for the three months ended June 30, 2012 and 2011 from our unaudited consolidated financial statements included elsewhere in this prospectus supplement. The selected financial information presented in the first table below as of March 30, 2010, 2009 and 2008 and for the fiscal years ended March 31, 2009 and 2008 is derived from our audited consolidated financial statements that are not included in this prospectus supplement or the accompanying prospectus. The information included in the second table below is unaudited.

You should read this data together with our consolidated financial statements and notes to such financial statements presented elsewhere in this prospectus supplement and the accompanying prospectus, as well as the information under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the accompanying prospectus for more information.

	THREE MONTHS ENDED JUNE 30,		YEARS ENDED MARCH 31,
	2012	2011	2012	2011	2010	2009	2008
	(Unaudited)	(Unaudited)
		(Dollar amounts in thousands, except per share and per unit data)
Statement of operations data:
Total investment income	$5,905	$5,262	$21,242	$26,064	$20,785	$25,812	$27,894
Total expenses net of credits from Adviser	2,667	1,762	7,499	9,893	10,187	12,424	14,842

Net investment income	3,238	3,500	13,743	16,171	10,598	13,388	13,052

Net gain (loss) on investments	(6,255)	687	8,223	268	(21,669)	(24,837)	(13,993)

Net increase (decrease) in net assets resulting from operations	$(3,017)	$4,187	$21,966	$16,439	$(11,071)	$(11,449)	$(941)

Per share data (1):
Net increase (decrease) in net assets resulting from operations per share of Common stock—basic and diluted	$(0.13)	$0.19	$0.99	$0.74	$(0.50)	$(0.53)	$(0.06)
Net investment income before net gain (loss) on investments per share of Common Stock—basic and diluted	$0.15	$0.16	$0.62	$0.73	$0.48	$0.62	$0.79
Weighted shares of common stock outstanding—
Basic	22,080,133	22,080,133	22,080,133	22,080,133	22,080,133	22,080,133	16,560,100
Diluted	22,080,133	22,080,133	22,080,133	22,080,133	22,080,133	22,080,133	16,560,100
Cash distributions declared per share	$(0.15)	$(0.13)	$(0.61)	$(0.48)	$(0.48)	$(0.96)	$(0.93)
Statement of assets and liabilities data:
Total assets	$350,357	$242,132	$325,297	$241,109	$297,161	$326,843	$352,293
Net assets	$200,887	$200,035	$207,216	$198,829	$192,978	$214,802	$206,445
Net asset value per share	$9.10	$9.06	$9.38	$9.00	$8.74	$9.73	$12.47
Shares of common stock outstanding	22,080,133	22,080,133	22,080,133	22,080,133	22,080,133	22,080,133	16,560,100
Senior securities data:
Total borrowings (2)	$147,010	$40,000	$116,005	$40,000	$102,812	$110,265	$144,835
Asset coverage ratio (3) (4)	230%	537%	268%	534%	281%	293%	243%
Asset coverage per unit (4)	$2,300	$5,371	$2,676	$5,344	$2,814	$2,930	$3,513

(1)	Per share data for net increase (decrease) in net assets resulting from operations is based on the weighted average common stock outstanding for both basic and diluted.
(2)

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement and the accompanying prospectus for more information regarding our level of indebtedness.

(3)

As a BDC, we are generally required to maintain an asset coverage ratio (as defined in Section 18(h) of the 1940 Act) of at least 200% on our Senior Securities representing indebtedness and our Senior Securities that are stock. Our Term Preferred Stock is a Senior Security that is stock.

(4)	Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.

	THREE MONTHS ENDED JUNE 30,		YEARS ENDED MARCH 31,
	2012	2011	2012	2011	2010	2009	2008
	(Dollar amounts in thousands)
Other unaudited data:
Number of portfolio companies	18	17	17	17	16	46	52
Average size of portfolio company investment at cost	$15,346	$12,603	$15,670	$11,600	$14,223	$7,586	$6,746
Principal amount of new investments	$(12,765)	$(22,453)	$(91,298)	$(43,634)	$(4,788)	$(49,959)	$(175,255)
Proceeds from loan repayments and investments sold	$2,859	$11,136	$27,185	$97,491	$90,240	$46,742	$96,438
Weighted average yield on investments (1):	12.48%	12.03%	12.32%	11.36%	11.02%	8.22%	8.91%
Total return (2)	(0.38)%	(6.67)%	5.58%	38.56%	79.80%	(51.65)%	(31.54)%

(1)	Weighted average yield on investments equals interest income on investments divided by the annualized weighted average investment balance throughout the year.

Total return equals the increase (decrease) of the ending market value over the beginning market value plus monthly distributions divided by the monthly beginning market value.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

(Dollar amounts in thousands, except per share data or unless otherwise indicated)

You should read the following analysis of our financial condition and results of operations in conjunction with our condensed consolidated financial statements and the related notes contained elsewhere in this prospectus supplement and in the accompanying prospectus.

Overview

General

We were incorporated under the General Corporation Law of the State of Delaware on February 18, 2005. We were established for the purpose of investing in debt and equity securities of established private businesses in the United States. These investments take the form of subordinated loans, mezzanine debt, preferred stock, common stock and warrants to purchase common stock of small and medium-sized companies in connection with buyouts and other recapitalizations. We also invest in senior secured loans and, to a much lesser extent, senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments. We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or 1940 Act. In addition, for tax purposes, we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or Code.

We focus on investing in small and medium-sized private U.S. businesses that meet certain criteria, including some but not all of the following: the potential for growth in cash flow, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, profitable operations based on the borrower’s cash flow, reasonable capitalization of the borrower (usually provided by leveraged buyout funds or venture capital funds) and the potential to realize appreciation and gain liquidity in our equity position, if any. We anticipate that liquidity in our equity position will be achieved through a merger or acquisition of the borrower, a public offering of the borrower’s stock or by exercising our right to require the borrower to repurchase our warrants, though there can be no assurance that we will always have these rights. We lend to borrowers that need funds to finance growth, restructure their balance sheets or effect a change of control. We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were investing alone.

Business Environment

The direction and relative strength of the global economy, and the U.S. economy in particular, continue to be uncertain and volatile, and we remain cautious about a long-term economic recovery. The recent recession in general, and the disruptions in the capital markets in particular, have impacted our liquidity options and increased the cost of debt and equity capital. Many of our portfolio companies, as well as those companies that we evaluate for possible investments, are impacted by these economic conditions. If these conditions persist, it may affect their ability to repay our loans or engage in a liquidity event, such as a sale, recapitalization or initial public offering.

Despite the challenges in these uncertain economic times, over the past year, we have been able to complete both a renewal and increase in borrowing capacity under our line of credit, which we refer to as our Credit Facility, and a preferred stock public offering. In October 2011, we entered into a fourth amended and restated credit agreement that increased the commitment amount to $60.0 million, reduced the interest rate and extended the maturity of our Credit Facility until 2014. In March 2012, we issued 1,600,000 shares of 7.125% Series A Cumulative Term Preferred Stock, which we refer to as our Term Preferred Stock, for gross proceeds of $40.0 million. In addition, on July 26, 2012, we were granted relief by the SEC that expands our ability to co-invest in portfolio companies with certain affiliated investment funds, subject to certain circumstances, which we believe will enhance our ability to further our investment strategy and objectives. We discuss each of the foregoing in detail below under “Recent Developments.”

While conditions remain challenging, we are seeing an increase in the number of new investment opportunities consistent with our investing strategy of providing a combination of subordinated debt with equity enhancement features and direct equity in support of management and sponsor-led buyouts of small and medium-sized companies in the U.S. These new investment opportunities have translated into us investing approximately $167.2 million into eight new proprietary debt and equity deals since October 2010. During the three months ended June 30, 2012, we invested $9.5 million in Packerland Whey Products, Inc., or Packerland, a processor of raw fluid whey, specializing in the production of protein supplements for dairy and beef cattle. Additionally, subsequent to quarter-end, we invested $22.5 million in Ginsey Holdings, Inc., which designs and markets a broad line of branded juvenile and adult bath products, and we invested $21.3 million in Drew Foam Companies, Inc., which is an expanded polystyrene foam molder and fabricator for a variety of applications in construction and packaging.

The increased investing opportunities in the marketplace have also presented opportunities for us to achieve realized gains and other income. In April 2011, we sold our equity investment and received partial redemption of our preferred stock, while investing new subordinated debt, in Cavert II Holding Corporation, or Cavert, as part of a recapitalization. The gross cash proceeds to us from the sale of our equity in Cavert were $5.6 million, resulting in a realized gain of $5.5 million. At the same time, we received $2.3 million in a partial redemption of our preferred stock, received $0.7 million in preferred dividends and invested $5.7 million in new subordinated debt of Cavert. In fiscal year 2011, we achieved a significant amount of liquidity and realized gains with the sales of A. Stucki Holding Corp., or A. Stucki, and Chase II Holding Corp., or Chase, for total proceeds of $83.9 million and an aggregate realized gain of $23.5 million. In addition, we recorded $9.1 million of other income, including success fee and dividend income, resulting from these exits.

The A. Stucki, Chase, and Cavert sales were our first management-supported buyout liquidity events, and each was an equity investment success, highlighting our investment strategy of striving to achieve returns through current income from debt investments and capital gains from equity investments. We will strive to utilize the existing borrowing availability under our Credit Facility to make new investments that will potentially increase our net investment income and generate capital gains to enhance our ability to pay dividends to our stockholders.

Due to the limited number of investments in our portfolio, our current asset composition has affected our ability to satisfy certain elements of the Code’s rules for maintenance of our RIC status. To maintain our status as a RIC, in addition to other requirements, as of the close of each quarter, we must meet the asset diversification test, which requires that at least 50% of the value of our assets consist of cash, cash items, U.S. government securities or certain other qualified securities, which we refer to as the 50% threshold. At June 30, 2012, we satisfied the 50% threshold, as we have for each quarter end since June 30, 2009, even though we fell below the 50% threshold at times during the quarter.

Failure to meet the 50% threshold alone will not result in our loss of RIC status. In circumstances where the failure to meet the 50% threshold is the result of fluctuations in the value of assets, including as a result of the sale of assets, we will still be deemed to have satisfied the 50% threshold and, therefore, maintain our RIC status, provided that we have not made any new investments, including additional investments in our existing portfolio companies (such as advances under outstanding lines of credit), since the time that we fell below the 50% threshold. At June 30, 2012, we satisfied the 50% threshold primarily through the purchase of short-term qualified securities, which was funded through a short-term loan agreement. Subsequent to the June 30, 2012 measurement date, the short-term qualified securities matured and we repaid the short-term loan. See “—Recent Developments—Short-Term Loan” for more information regarding this transaction. As of the date of this filing, we remain below the 50% threshold.

Thus, while we currently qualify as a RIC despite our recent inability to meet the 50% threshold and potential inability to do so in the future, if we make any new or additional investments before regaining compliance with the asset diversification test, our RIC status will be threatened. If we make a new or additional investment and fail to regain compliance with the 50% threshold on the next quarterly measurement date following such investment, we will be in non-compliance with the RIC rules and will have thirty days to “cure” our failure to meet the 50% threshold to avoid the loss of our RIC status. Potential cures for failure of the asset diversification test include raising additional equity or debt capital, or changing the composition of our assets, which could include full or partial divestitures of investments, such that we would once again exceed the 50% threshold on a consistent basis.

Until the composition of our assets is above the required 50% threshold on a consistent basis, we will continue to seek to employ similar purchases of qualified securities using short-term loans that would allow us to satisfy the 50% threshold, thereby allowing us to make additional investments. There can be no assurance, however, that we will be able to enter into such a transaction on reasonable terms, if at all. We also continue to explore a number of other strategies, including changing the composition of our assets, which could include full or partial divestitures of investments, and raising additional equity or debt capital, such that we would once again exceed the 50% threshold on a consistent basis. Our ability to implement any of these strategies will be subject to market conditions and a number of risks and uncertainties that are, in part, beyond our control.

Our ability to seek external debt financing, to the extent that it is available under current market conditions, is further subject to the asset coverage limitations of the 1940 Act, which require us to have an asset coverage ratio (as defined in Section 18(h) of the 1940 Act), of at least 200% on our senior securities. As of June 30, 2012, our asset coverage ratio was 230%. The ratio is impacted, in part, by our need to obtain a short-term loan at quarter end to satisfy the 50% threshold for our RIC status. Between the quarter end measurement dates, when we do not have a short-term loan outstanding, our leverage and asset coverage ratio improve. However, until the composition of our assets is above the required 50% threshold on a consistent basis, we will have to continue to obtain short-term loans to purchase U.S. government securities or certain other qualified securities on a quarterly basis. This strategy, while allowing us to satisfy the 50% threshold for our RIC status, limits our ability to use increased debt capital to make new investments, due to our asset coverage ratio limitations under the 1940 Act.

Market conditions have also presumably affected the trading price of our common stock and thus our ability to finance new investments through the issuance of equity. On October 1, 2012, the closing market price of our common stock was $7.80, which represented a 14% discount to our June 30, 2012, NAV per share of $9.10. When our common stock trades below NAV, our ability to issue additional shares of common stock is constrained by provisions of the 1940 Act, which generally prohibits such issuance at a price below NAV per share without stockholder approval other than through sales to our then-existing stockholders pursuant to a rights offering. At our annual meeting of stockholders held on August 9, 2012, our stockholders approved a proposal which authorizes us to sell shares of our common stock at a price below our then current NAV per share, subject to certain limitations, including that the cumulative number of shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale, provided that our Board of Directors makes certain determinations prior to any such sale. This proposal is in effect for one year from the date of stockholder approval and enables us to complete this offering.

In light of increased investing opportunities that we see in our target markets, as demonstrated by our nine originated investments totaling $167.2 million since October 2010, we are cautiously optimistic about the long-term prospects for the U.S. economy and will continue our strategy of making conservative investments in businesses that we believe will weather the current economic conditions and that are likely to produce attractive long-term returns for our stockholders. Despite the liquidity that we were able to generate with the A. Stucki, Chase and Cavert transactions, the increased commitment on our Credit Facility and our recent public offering of our Term Preferred Stock, a significant amount of this liquidity has been used in our origination activity. Future investment activity is dependent on our access to capital.

Investment Highlights

During the three months ended June 30, 2012, we disbursed $9.5 million in new debt and equity investments and extended $3.3 million of investments to existing portfolio companies through revolver draws or additions to term notes. From our initial public offering in June 2005 through June 30, 2012, we have made 172 investments in 95 companies for a total of approximately $729.2 million, before giving effect to principal repayments on investments and divestitures.

Investment Activity

During the three months ended June 30, 2012, the following significant transaction occurred:

■

In May 2012, we invested $9.5 million in a new Affiliate investment, Packerland, through a combination of debt and equity. Packerland, headquartered in Luxemburg, Wisconsin, is a processor of raw fluid whey, specializing in the production of protein supplements for dairy and beef cattle.

Refer to Note 13, “Subsequent Events,” in our Condensed Consolidated Financial Statements included elsewhere in this prospectus supplement for investment activity occurring subsequent to June 30, 2012.

Recent Developments

Short-Term Loans

For each quarter end since June 30, 2009, which we refer to as the measurement dates, we satisfied the 50% threshold to maintain our status as a RIC, in part, through the purchase of short-term qualified securities, which were funded primarily through a short-term loan agreement. Subsequent to each of the measurement dates, the short-term qualified securities matured, and we repaid the short-term loan, at which time we again fell below the 50% threshold.

Therefore, similar to previous quarter ends, to maintain our status as a RIC, we purchased $85.0 million of short-term United States Treasury Bills, or T-Bills, through Jefferies & Company, Inc., or Jefferies, on June 28, 2012. As these T-Bills have a maturity of less than three months, we consider them to be cash equivalents and include them in cash and cash equivalents on our accompanying Condensed Consolidated Statement of Assets and Liabilities as of June 30, 2012. The T-Bills were purchased on margin using $9.0 million in cash and the proceeds from a $76.0 million short-term loan from Jefferies with an effective annual interest rate of approximately 0.67%. On July 5, 2012, when the T-Bills matured, we repaid the $76.0 million loan from Jefferies, and on July 6, 2012, we received the $9.0 million margin payment sent to Jefferies to complete the transaction.

Similarly, on September 25, 2012, we purchased $80.0 million of T-Bills through Jefferies. The T-Bills were purchased on margin using $8.5 million in cash and the proceeds from a $71.5 million short-term loan from Jefferies. The T-Bills mature on October 4, 2012.

Modification of Investment Objectives and Strategies

On September 21, 2012 our Board of Directors approved revised investment objectives and strategies, which will be effective on or about January 1, 2013, see “Prospectus Supplement Summary – Recent Developments.”

Exemptive Order

In an order dated July 26, 2012, the SEC granted us the relief sought in the exemptive application we had previously filed with the SEC. The order expands our ability to co-invest with certain affiliates by permitting us, under certain circumstances, to co-invest with Gladstone Capital Corporation and any future business development company or closed-end management investment company that is advised by our investment adviser, Gladstone Management Corporation, which we refer to as our Adviser (or sub-advised by our Adviser if it controls the fund), or any combination of the foregoing.

Our Adviser and Administrator

Investment Advisory and Management Agreement

Under the investment advisory and management agreement with our Adviser, which we refer to as the Advisory Agreement, we pay our Adviser an annual base management fee of 2% of our average gross assets, which is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the two most recently completed quarters and appropriately adjusted for any share issuances or repurchases during the current quarter.

We also pay our Adviser a two-part incentive fee under the Advisory Agreement. The first part of the incentive fee is an income-based incentive fee which rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets, or the hurdle rate. The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to our Adviser, we will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. The Adviser has not earned the capital gains-based portion of the incentive fee since our inception.

We pay our direct expenses, including, but not limited to, directors’ fees, legal and accounting fees, stockholder-related expenses and directors and officers insurance under the Advisory Agreement.

Since April 2008, our Board of Directors has accepted from our Adviser unconditional and irrevocable voluntary waivers on a quarterly basis to reduce the annual 2.0% base management fee on senior syndicated loans to 0.5% to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations. In addition to the base management and incentive fees under the Advisory Agreement, 50% of certain fees and 100% of others received by the Adviser from our portfolio companies are credited against the investment advisory fee paid to the Adviser.

The Adviser also services our loan portfolio pursuant to a loan servicing agreement with Gladstone Business Investment, LLC, or Business Investment, in return for a 2.0% annual fee, based on the monthly aggregate outstanding loan balance of the loans pledged under our Credit Facility.

On July 10, 2012, our Board of Directors approved the renewal of the Advisory Agreement with our Adviser through August 31, 2013.

Administration Agreement

We have entered into an administration agreement with our Administrator Gladstone Administration, LLC, which we refer to as the Administration Agreement, whereby we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of the Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including, but not limited to, rent and salaries and benefits expenses of our chief financial officer and treasurer, chief compliance officer, internal counsel and their respective staffs. Our allocable portion of expenses is generally derived by multiplying our Administrator’s total allocable expenses by the percentage of our total assets at the beginning of the quarter in comparison to the total assets at the beginning of the quarter of all companies managed by the Adviser under similar agreements. On July 10, 2012, our Board of Directors approved the renewal of this Administration Agreement with our Administrator through August 31, 2013.

RESULTS OF OPERATIONS

Comparison of the three months ended June 30, 2012 to the three months ended June 30, 2011

	FOR THE THREE MONTHS ENDED JUNE 30,
	2012	2011	$ CHANGE	% CHANGE
INVESTMENT INCOME
Interest income	$5,511	$4,411	$1,100	24.9%
Other income	394	851	(457)	(53.7)

Total investment income	5,905	5,262	643	12.2

EXPENSES
Base management fee	1,191	1,008	183	18.2
Incentive fee	—	19	(19)	(100.0)
Administration fee	183	151	32	21.2
Interest and dividend expense	805	132	673	509.8
Amortization of deferred financing costs	200	108	92	85.2
Other	472	559	(87)	(15.6)

Expenses before credits from Adviser	2,851	1,977	874	44.2
Credits to fees	(184)	(215)	31	(14.4)

Total expenses net of credits to fees	2,667	1,762	905	51.4

NET INVESTMENT INCOME	3,238	3,500	(262)	(7.5)

REALIZED AND UNREALIZED (LOSS) GAIN:
Net realized (loss) gain on investments	(46)	5,739	(5,785)	NM
Net realized loss on other	(41)	(39)	(2)	5.1
Net unrealized depreciation of investments	(5,717)	(5,052)	(665)	13.2
Net unrealized (depreciation) appreciation of other	(451)	39	(490)	NM

Net realized and unrealized (loss) gain on investments and other	(6,255)	687	(6,942)	NM

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,017)	$4,187	$(7,204)	NM

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE—BASIC AND DILUTED	$(0.13)	$0.19	$(0.32)	NM

NM	= Not Meaningful

Investment Income

Total investment income increased by 12.2% for the three months ended June 30, 2012, as compared to the prior year period. This increase was primarily due to an overall increase in interest income for the three months ended June 30, 2012, as a result of an increase in the size of our loan portfolio and holding higher-yielding debt investments during the quarter, partially offset by a decrease in other income, which primarily resulted from dividend income received in connection with Cavert’s recapitalization in April 2011.

Interest income from our investments in debt securities increased 24.9% for the three months ended June 30, 2012, as compared to the prior year period. The level of interest income from investments is directly related to the principal balance of our interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average principal balance of our interest-bearing investment portfolio during the three months ended June 30, 2012, was approximately $177.1 million, compared to approximately $147.3 million for the prior year period. This increase was primarily due to our origination of investments in SOG Specialty K&T, LLC, or SOG, SBS, Industries, LLC, or SBS, Channel Technologies Group, LLC, or Channel Technologies and Packerland, partially offset by the payoff of our debt investments in Survey Sampling, LLC, or Survey Sampling,

Quench Holdings Corp., or Quench, and American Greetings Corporation, or AMG, and the restructuring of Country Club Enterprises, LLC, or CCE. At June 30, 2012, loans to two portfolio companies, ASH Holdings Corp., or ASH and CCE, were on non-accrual, with an aggregate weighted average principal balance of $16.9 million during the three months ended June 30, 2012. At June 30, 2011, loans to one portfolio company, ASH, were on non-accrual, with a weighted average principal balance of $9.8 million during the three months ended June 30, 2011. CCE was placed on non-accrual during the three months ended September 30, 2011.

The weighted average yield on our interest-bearing investments for the three months ended June 30, 2012, excluding cash and cash equivalents and receipts recorded as other income, was 12.5%, compared to 12.0% for the prior year period. The weighted average yield varies from period to period, based on the current stated interest rate on interest-bearing investments. The increase in the weighted average yield for the three months ended June 30, 2012, is a result of the exits of lower interest-bearing debt investments, such as Survey Sampling, Quench and AMG, which had an aggregate, weighted-average interest rate of 9.7% at the time of their respective exits, and the addition of higher-yielding debt investments in SOG, SBS, Channel Technologies and Packerland, which had an aggregate, weighted average interest rate of 13.2% as of June 30, 2012.

The following table lists the investment income for our five largest portfolio company investments at fair value during the respective periods:

	AS OF JUNE 30, 2012		THREE MONTHS ENDED JUNE 30, 2012
COMPANY	FAIR VALUE	% OF PORTFOLIO	INVESTMENT INCOME	% OF TOTAL INVESTMENT INCOME
SOG Specialty Knives and Tools, LLC	$30,554	13.3%	$662	11.2%
Acme Cryogenics, Inc.	27,381	11.9	422	7.1
Venyu Solutions, Inc.	21,952	9.5	624	10.6
Mitchell Rubber Products, Inc.	19,746	8.6	446	7.6
Channel Technologies Group, LLC	18,556	8.1	472	8.0

Subtotal—five largest investments	118,189	51.4	2,626	44.5
Other portfolio companies	111,581	48.6	3,279	55.5

Total investment portfolio	$229,770	100.0%	$5,905	100.0%

	AS OF JUNE 30, 2011		THREE MONTHS ENDED JUNE 30, 2011
COMPANY	FAIR VALUE	% OF PORTFOLIO	INVESTMENT INCOME	% OF TOTAL INVESTMENT INCOME
Venyu Solutions, Inc.	$25,321	15.3%	$624	11.8%
Acme Cryogenics, Inc.	22,519	13.6	430	8.2
Mitchell Rubber Products, Inc. (A)	16,327	9.9	411	7.8
Cavert II Holding Corp.	15,000	9.1	1,076	20.4
Noble Logistics, Inc.	14,165	8.6	382	7.3

Subtotal—five largest investments	93,332	56.5	2,923	55.5
Other portfolio companies	71,963	43.5	2,339	44.5

Total investment portfolio	$165,295	100.0%	$5,262	100.0%

(A)	New investment during the applicable period.

Other income decreased 53.7% from the prior year period, primarily due to $0.7 million of cash dividends received on preferred shares of Cavert in connection with its recapitalization in April 2011. During the three months ended June 30, 2012, other income primarily consisted of $0.4 million of success fee income resulting from prepayments received from Mathey Investments, Inc., or Mathey.

Expenses

Total expenses, excluding any voluntary and irrevocable credits to the base management and incentive fees, increased for the three months ended June 30, 2012, by 44.2%, as compared to the prior year period. The increase was primarily due to an increase in dividend expense on our Term Preferred Stock, on which we made our first distribution in March 2012, and an increase in our base management fee during the three months ended June 30, 2012.

The base management fee increased for the three months ended June 30, 2012, as compared to the prior year period, which is reflective of the increased size of our loan portfolio over the respective periods. The decrease in the credit against the base management fee we received from our Adviser was a result of additional fees earned by our Adviser during the prior year period, related to the closing of our investments in Mitchell Rubber Products, Inc., or Mitchell, partially offset by fees earned by our Adviser in the three months ended June 30, 2012, related to the closing of our investments in Packerland. No incentive fee was earned by the Adviser during the three months ended June 30, 2012, because net investment income for the quarter was below the hurdle rate. The incentive fee earned during the prior year period was primarily due to other income recorded in connection with the Cavert recapitalization. The base management and incentive fees are computed quarterly, as described under “Investment Advisory and Management Agreement” in Note 4 to our accompanying Condensed Consolidated Financial Statements and are summarized in the following table:

	THREE MONTHS ENDED JUNE 30,
	2012	2011
Average total assets subject to base management fee (A)	$238,200	$201,600
Multiplied by prorated annual base management fee of 2%	0.5%	0.5%

Base management fee (B)	1,191	1,008
Reduction for loan servicing fees	(868)	(677)

Adjusted base management fee	323	331
Credits for fees received by Adviser from the portfolio companies (B)	(184)	(215)

Net base management fee	$139	$116

Incentive fee (B)	$—	$19

(A)

Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.

(B)	Reflected as a line item on our accompanying Condensed Consolidated Statement of Operations.

Interest and dividend expense increased 509.8% for the three months ended June 30, 2012, as compared to the prior year period, primarily due to $0.7 million of dividends we paid on our Term Preferred Stock during the three months ended June 30, 2012. We classify these dividends as dividend expense on our Condensed Consolidated Statements of Operations. There were no preferred stock dividends paid in the prior year period. During the three months ended June 30, 2011, there were no borrowings outstanding and, accordingly, we paid a 1.0% commitment fee per annum, as compared to the 0.50% commitment fee per annum we paid during the three months ended June 30, 2012. The average balance outstanding on our Credit Facility during the three months ended June 30, 2012, was $0.8 million, as compared to zero borrowings throughout the prior year period. The effective interest rate charged on our borrowings for the three months ended June 30, 2012, excluding the impact of deferred financing fees, was 41.9%, which was inflated upward due to an ongoing unused commitment fee being allocated against minimal borrowings outstanding on our Credit Facility during the period. The effective interest rate on our borrowings for the three months ended June 30, 2011, was not meaningful, as we had no borrowings outstanding under the Credit Facility during the period.

Amortization of deferred financing costs increased $0.1 million, or 85.2%, during the three months ended June 30, 2012, as compared to the prior year period, primarily due to the Term Preferred Stock offering costs being deferred and amortized, resulting in $0.1 million in amortization expense during the three months ended June 30, 2012. No such amortization expense was recorded in the prior year period, as the Term Preferred Stock offering was not completed until March 2012.

Realized and Unrealized Gain (Loss) on Investments

Realized (Loss) Gain

During the three months ended June 30, 2012, we recorded a realized loss of $46 relating to post-closing adjustments on previous investment exits. During the three months ended June 30, 2011, we received full repayment of our syndicated loan to Fifth Third Processing Solutions, LLC, and recapitalized our investment in Cavert, receiving $9.0 million in aggregate proceeds and realizing a gain of $5.5 million. We also received a $0.2 million post-closing adjustment related to the A. Stucki exit in June 2010, which we realized as a gain during the three months ended June 30, 2011.

Unrealized Depreciation

During the three months ended June 30, 2012, we recorded net unrealized depreciation on investments in the aggregate amount of $5.7 million.

The realized gains (losses) and unrealized appreciation (depreciation) across our investments for the three months ended June 30, 2012, were as follows:

		THREE MONTHS ENDED JUNE 30, 2012
PORTFOLIO COMPANY	INVESTMENT CLASSIFICATION	REALIZED GAIN (LOSS)	UNREALIZED APPRECIATION (DEPRECIATION)	REVERSAL OF UNREALIZED (APPRECIATION) DEPRECIATION	NET GAIN (LOSS)
Country Club Enterprises, LLC	Control	$—	$4,634	$—	$4,634
Mitchell Rubber Products, Inc.	Control	—	1,255	—	1,255
Precision Southeast, Inc.	Control	—	1,091	—	1,091
Mathey Investments, Inc.	Control	—	1,047	—	1,047
SBS, Industries, LLC	Control	—	798	—	798
Quench Holdings Corp.	Affiliate	—	546	—	546
SOG Specialty K&T, LLC	Control	—	458	—	458
B-Dry, LLC	Non-Control/Non-Affiliate	—	(359)	—	(359)
ASH Holdings Corp.	Control	—	(375)	—	(375)
Channel Technologies Group, LLC	Affiliate	—	(437)	—	(437)
Acme Cryogenics, Inc.	Control	—	(920)	—	(920)
Galaxy Tool Holding Corp.	Control	—	(1,166)	—	(1,166)
Venyu Solutions, Inc.	Control	—	(1,378)	—	(1,378)
Tread Corp.	Control	—	(3,089)	—	(3,089)
Danco Acquisition Corp.	Affiliate	—	(3,542)	—	(3,542)
Noble Logistics, Inc.	Affiliate	—	(4,301)	—	(4,301)
Other, net (<$250 Net)	Various	(46)	21	—	(25)

Total		$(46)	$(5,717)	$—	$(5,763)

The primary changes in our net unrealized depreciation for the three months ended June 30, 2012, were notable depreciation of our debt investments in Danco Acquisition Corp., and in our equity investments in Noble Logistics, Inc., or Noble, Tread Corp., or Tread, Venyu Solutions, Inc., and Galaxy Tool Holding Corp., primarily due to decreased portfolio company performance and, to a lesser extent, a decrease in certain comparable multiples used to estimate the fair value of our investments. This depreciation was partially offset by appreciation in CCE, Mitchell, Precision Southeast, Inc. and Mathey, primarily due to increased portfolio company performance.

During the three months ended June 30, 2011, we had net unrealized depreciation of investments in the aggregate amount of $5.1 million, which included the reversal of $6.1 million in unrealized appreciation, primarily related to the Cavert recapitalization. Excluding reversals, we had $1.1 million in net unrealized appreciation for the three months ended June 30, 2011. The realized gains (losses) and unrealized appreciation (depreciation) across our investments for the three months ended June 30, 2011, were as follows:

		THREE MONTHS ENDED JUNE 30, 2011
PORTFOLIO COMPANY	INVESTMENT CLASSIFICATION	REALIZED GAIN (LOSS)	UNREALIZED APPRECIATION (DEPRECIATION)	REVERSAL OF UNREALIZED (APPRECIATION) DEPRECIATION	NET GAIN (LOSS)
Acme Cryogenics, Inc.	Control	$—	$3,028	$—	$3,028
Tread Corp.	Control	—	1,665	—	1,665
Noble Logistics, Inc.	Affiliate	—	1,189	95	1,284
Survey Sampling, LLC	Non-Control/Non-Affiliate	—	807	—	807
Venyu Solutions, Inc.	Control	—	309	—	309
Precision Southeast, Inc.	Control	—	(352)	—	(352)
ASH Holdings Corp.	Control	—	(375)	—	(375)
Cavert II Holding Corp.	Affiliate	5,508	76	(6,194)	(610)
Country Club Enterprises, LLC	Control	—	(5,160)	—	(5,160)
Other, net (<$250 Net)	Various	231	(126)	(14)	91

Total		$5,739	$1,061	$(6,113)	$687

The primary changes in our net unrealized depreciation for the three months ended June 30, 2011 were the reversal of previously-recorded unrealized appreciation on the Cavert recapitalization and the unrealized depreciation recorded on the debt of CCE, which experienced a significant markdown, primarily due to decreased performance. Appreciation was recorded in our equity holdings of Acme Cryogenics, Inc., or Acme, Tread and Noble as a result of their improved performance, and appreciation was also recorded in our syndicated loan to Survey Sampling as a result of the fact that the loan was repaid at par after the end of the quarter. Excluding the impact of Cavert, CCE and Survey Sampling, the net unrealized appreciation recognized on our portfolio investments was primarily due to an increase in certain comparable multiples, partially offset by decreases in the performance of some of our portfolio companies used to estimate the fair value of our investments.

Over our entire investment portfolio, we recorded, in the aggregate, approximately $2.4 million and $3.3 million of net unrealized depreciation on our debt positions and equity holdings, respectively, for the three months ended June 30, 2012. At June 30, 2012, the fair value of our investment portfolio was less than our cost basis by approximately $46.4 million, as compared to $40.7 million at March 31, 2012. We believe that our aggregate investment portfolio was valued at a depreciated value due to the general instability of the loan markets and lingering effects of the recent recession on the performance of certain of our portfolio companies. Our entire portfolio was fair valued at 83.2% of cost as of June 30, 2012. The unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution.

Realized and Unrealized Gain and Loss on Other

Realized Loss on Interest Rate Caps

For the three months ended June 30, 2012 and 2011, we recorded net realized losses of $41 and 39, respectively, due to the expiration of one of our interest rate cap agreements in each period.

Unrealized Appreciation on Interest Rate Caps

For the three months ended June 30, 2012 and 2011, we recorded $41 and $39, respectively, of unrealized appreciation due to the reversal of previously-recorded unrealized depreciation on an interest rate cap upon its expiration and the resulting realized loss.

Net Unrealized Depreciation on Borrowings

Net unrealized depreciation on borrowings is the net change in the fair value of our Credit Facility during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are realized. The net unrealized depreciation on our Credit Facility for the three months ended June 30, 2012, was $0.5 million. There was no unrealized appreciation or depreciation during the prior year period, as there were no borrowings outstanding over the period. Our Credit Facility was fair valued at $31.5 million and zero as of June 30, 2012 and March 31, 2012, respectively.

LIQUIDITY AND CAPITAL RESOURCES

Operating Activities

Net cash used in operating activities for the three months ended June 30, 2012, was approximately $5.7 million, as compared to $8.7 million during the three months ended June 30, 2011. This decrease in cash used in operating activities from the prior year period was primarily due to a $9.7 million decrease in investment disbursements, partially offset by a $8.1 million decrease in investment proceeds received, compared to the prior year period. Our cash flows from operations generally come from cash collections of interest and dividend income from our portfolio companies, as well as cash proceeds received through repayments of loan investments and sales of equity investments. These cash collections are primarily used to pay distributions to our stockholders, interest payments on our Credit Facility, dividend payments on our Term Preferred Stock, management fees to our Adviser, and other entity-level expenses.

At June 30, 2012, we had equity investments in or loans to 18 private companies with an aggregate cost basis of approximately $276.2 million. At June 30, 2011, we had investments in equity of, loans to or syndicated participations in 17 private companies with an aggregate cost basis of approximately $214.3 million. The following table summarizes our total portfolio investment activity during the three months ended June 30, 2012 and 2011:

	THREE MONTHS ENDED JUNE 30,
	2012	2011
Beginning investment portfolio, at fair value	$225,652	$153,285
New investments	9,500	16,378
Disbursements to existing portfolio companies	3,265	6,075
Scheduled principal repayments	(100)	(370)
Unscheduled principal repayments	(2,805)	(2,697)
Proceeds from sales	46	(8,069)
Net realized (loss) gain	(46)	5,739
Net unrealized (depreciation) appreciation	(5,717)	1,061
Reversal of net unrealized appreciation	—	(6,113)
Other cash activity, net	(25)	—
Other non-cash activity, net	—	6

Ending investment portfolio, at fair value	$229,770	$165,295

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, at June 30, 2012:

		AMOUNT
For the remaining nine months ending March 31:	2013	$39,363
For the fiscal year ending March 31:	2014	27,568
	2015	32,887
	2016	26,775
	2017	64,935
	Thereafter	7,000

	Total contractual repayments	$198,528
	Investments in equity securities	77,959
	Adjustments to cost basis on debt securities	(257)

	Total cost basis of investments held at June 30, 2012:	$276,230

Financing Activities

Net cash provided by financing activities for the three months ended June 30, 2012, was approximately $27.6 million and consisted primarily of borrowings under our Credit Facility of $31.0 million, partially offset by $3.3 million in distributions to common stockholders. Net cash used in financing activities for the three months ended June 30, 2011, was approximately $3.1 million and consisted primarily of distributions to common stockholders.

Distributions

To qualify as a RIC and thus avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. In accordance with these requirements, we declared and paid monthly cash distributions of $0.050 per common share for each of the three months from April 2012 to June 2012. In July 2012, our Board of Directors declared a monthly distribution of $0.05 per common share for each of July, August and September 2012. We declared these distributions based on our estimates of net taxable income for the fiscal year.

For the fiscal year ended March 31, 2012, which includes the three months ended June 30, 2011, our distributions to common stockholders totaled approximately $13.6 million. Distributions to common stockholders declared for the fiscal year ended March 31, 2012, were comprised 100% from ordinary income and none from a return of capital. At year-end, we elected to treat $0.7 million of the first distribution paid after year-end as having been paid in the prior year, in accordance with Section 855(a) of the Code. The characterization of the common distributions declared and paid for the fiscal year ending March 31, 2013 will be determined at year end and cannot be determined at this time. Additionally, the covenants in our Credit Facility restrict the amount of distributions that we can pay out to be no greater than our net investment income.

We also declared and paid monthly cash distributions of $0.12369792 per share of Term Preferred Stock for a prorated portion of March and $0.1484375 per share of Term Preferred Stock for each of the three months from April 2012 through June 2012. In July 2012, our Board of Directors also declared a monthly distribution of $0.1484375 per preferred share for each of July, August and September 2012. In accordance with accounting principles generally accepted in the U.S., or GAAP, we treat these monthly distributions as an operating expense. For tax purposes, these preferred distributions are deemed to be paid entirely out of ordinary income to preferred stockholders.

Equity

Registration Statement

We have filed a registration statement on Form N-2 (File No. 333-181879) with the SEC. The registration statement, of which this prospectus supplement is a part, permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, including through a combined offering of such securities.

Common Stock

When our common stock is trading below NAV per share, as it has consistently since September 30, 2008, the 1940 Act places regulatory constraints on our ability to obtain additional capital by issuing common stock. Generally, the 1940 Act provides that we may not issue and sell our common stock at a price below our NAV per common share, other than to our then existing common stockholders pursuant to a rights offering, without first obtaining approval from our stockholders and our independent directors. On October 1, 2012, our common stock closed trading at $7.80, representing a 14% discount to our NAV as of June 30, 2012 of $9.10 per share. At our annual meeting of stockholders held on August 9, 2012, our stockholders approved a proposal that authorizes us to sell shares of our common stock at a price below our then current NAV per common share for a period of one year from the date of such approval, provided that our Board of Directors makes certain determinations prior to any such sale. Despite such stockholder approval, we have never issued common stock below NAV per common share until this offering and we have not issued any common stock since May 2008.

Term Preferred Stock

Pursuant to our prior registration statement on Form N-2 (Registration No. 333-160720), in March 2012, we completed an offering of 1.6 million shares of our Term Preferred Stock at a public offering price of $25.00 per share. Gross proceeds totaled $40.0 million, and net proceeds, after deducting underwriting discounts and offering expenses borne by us were approximately $38.0 million, a portion of which was used to repay borrowings under our Credit Facility. We incurred $2.0 million in total offering costs related to the offering, which have been recorded as an asset in accordance with GAAP and are being amortized over the redemption period ending February 28, 2017.

Our Term Preferred Stock provides for a fixed dividend equal to 7.125% per year, payable monthly (which equates to approximately $2.9 million per year). We are required to redeem all of the outstanding shares of our Term Preferred Stock on February 28, 2017, for cash at a redemption price equal to $25.00 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of redemption. Our Term Preferred Stock has a preference over our common stock with respect to dividends, whereby no distributions are payable on our common stock unless the stated dividends, including any accrued and unpaid dividends, on our Term Preferred Stock have been paid in full. In addition, there are three other potential redemption triggers: 1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of the outstanding Term Preferred Stock; 2) if we fail to maintain an asset coverage ratio of at least 200%, we are required to redeem a portion of the outstanding shares of our Term Preferred Stock or otherwise cure the ratio redemption trigger and 3) at our sole option, at any time on or after February 28, 2016, we may redeem some or all of the shares of our Term Preferred Stock.

The Term Preferred Stock has been recorded as a liability in accordance with GAAP and, as such, affects our asset coverage, exposing us to additional leverage risks. In addition, our Term Preferred Stock is not convertible into our common stock or any other security.

Revolving Credit Facility

On October 26, 2011, through our wholly-owned subsidiary, Business Investment, we entered into a fourth amended and restated credit agreement increasing the commitment amount on our Credit Facility from $50.0 million to $60.0 million. Our Credit Facility was arranged by BB&T and Keybank as joint lead arrangers and committed lenders with BB&T also serving as administrative agent. This replaced the prior revolving line of credit entered into by us, BB&T and Keybank on April 14, 2009, which provided a $50.0 million revolving line of credit and the renewal of such revolving line of credit through a third amended and restated credit agreement on April 13, 2010. The third amended and restated credit agreement provided for a $50.0 million, two-year revolving line of credit, with advances under the line of credit generally bearing interest at the 30-day LIBOR (subject to a minimum rate of 2.0%), plus

4.5% per annum, with a commitment fee of 0.50% per annum on undrawn amounts when advances outstanding were above 50.0% of the commitment and 1.0% on undrawn amounts if the advances outstanding were below 50.0% of the commitment.

Subject to certain terms and conditions, our Credit Facility may be expanded to a total of $175 million through the addition of other committed lenders to the facility. Our Credit Facility matures on October 25, 2014, or the Maturity Date, and, if not renewed or extended by the Maturity Date, all principal and interest will be due and payable on or before October 25, 2015 (one year after the Maturity Date). Advances under the Credit Facility will generally bear interest at 30-day LIBOR plus 3.75% per annum, with an unused fee of 0.50% on undrawn amounts. There are two one-year extension options, to be agreed upon by all parties, which may be exercised, subject to compliance with the covenants set forth in the credit agreement, on or before October 26, 2012 and October 26, 2013, as applicable. We incurred fees of $0.7 million in connection with this amendment. As of June 30, 2012, we had $31.0 million in borrowings outstanding with approximately $28.3 million of availability under our Credit Facility.

Our Credit Facility contains covenants that require Business Investment to maintain its status as a separate legal entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict material changes to our credit and collection policies without lenders’ consent. Our Credit Facility also limits payments as distributions to the aggregate net investment income for each of the twelve-month periods ending March 31, 2012, 2013, 2014 and 2015. Business Investment is also subject to certain limitations on the type of loan investments it can apply toward availability credit in the borrowing base, including restrictions on geographic concentrations, sector concentrations, loan size, dividend payout, payment frequency and status, average life and lien property. Our Credit Facility further requires Business Investment to comply with other financial and operational covenants, which obligate Business Investment to, among other things, maintain certain financial ratios, including asset and interest coverage, a minimum net worth and a minimum number of obligors required in the borrowing base of the credit agreement. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our Term Preferred Stock) of $155.0 million plus 50% of all equity and subordinated debt raised after October 26, 2011, (ii) “asset coverage” with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Section 18 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of June 30, 2012, and as defined in the performance guaranty of our Credit Facility, we had a minimum net worth of $240.9 million, an asset coverage of 230% and an active status as a BDC and RIC. Our Credit Facility requires a minimum of 12 obligors in the borrowing base, and as of June 30, 2012, Business Investment had 15 obligors. As of June 30, 2012, we were in compliance with all of the Credit Facility covenants.

In December 2011, we entered into a forward interest rate cap agreement, effective May 2012 and expiring in October 2013, for a notional amount of $50.0 million that effectively limits the interest rate on a portion of the borrowings under the line of credit pursuant to the terms of our Credit Facility. We incurred a premium fee of $29 in conjunction with this agreement.

The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account, with The Bank of New York Mellon Trust Company, N.A. as custodian. BB&T is also the trustee of the account and generally remits the collected funds to us once a month.

The Adviser services the loans pledged under our Credit Facility. As a condition to this servicing arrangement, we executed a performance guaranty whereby the Adviser guaranteed it would comply with all of its obligations under our Credit Facility. As of July 27, 2012, we were in compliance with the covenants under the performance guaranty.

Short-Term Loan

Similar to previous quarter ends, to maintain our status as a RIC, we purchased $85.0 million of short-term T-Bills through Jefferies on June 28, 2012. As these T-Bills have a maturity of less than three months, we consider them to be cash equivalents and include them in Cash and cash equivalents on our accompanying Condensed Consolidated Statement of Assets and Liabilities as of June 30, 2012. The T-Bills were purchased on margin using $9.0 million in cash and the proceeds from a $76.0 million short-term loan from Jefferies with an effective annual interest rate of approximately 0.67%. On July 5, 2012, when the T-Bills matured, we repaid the $76.0 million loan from Jefferies, and on July 6, 2012, we received back the $9.0 million margin payment sent to Jefferies to complete the transaction.

Contractual Obligations and Off-Balance Sheet Arrangements

We have lines of credit and capital commitments with certain of our portfolio companies that have not been fully drawn. Since these commitments have expiration dates and we expect many will never be fully drawn, the total commitment amounts do not necessarily represent future cash requirements.

In addition to the lines of credit to our portfolio companies, we have also extended certain guarantees on behalf of some our portfolio companies, whereby we have guaranteed an aggregate of $4.4 million of obligations of ASH and CCE. As of June 30, 2012, we have not been required to make any payments on any of the guarantees and we consider the credit risks to be remote.

We estimate the fair value of our unused line of credit commitments, uncalled capital commitments, and guarantees as of June 30, 2012 to be minimal; and therefore, they are not recorded on our accompanying Condensed Consolidated Statements of Assets and Liabilities.

The following table shows our contractual obligations as of June 30, 2012, at cost:

CONTRACTUAL OBLIGATIONS (A)	TOTAL	LESS THAN 1 YEAR	1-3 YEARS	4-5 YEARS	MORE THAN 5 YEARS
Credit Facility	$31,000	$—	$31,000	$—	$—
Term Preferred Stock	40,000	—	—	40,000	—
Interest and dividend payments on obligations (B)	16,547	4,251	7,546	4,750	—

Total	$87,547	$4,251	$38,546	$44,750	$—

(A)	Excludes our unused line of credit commitments and guarantees to our portfolio companies in the aggregate amount of $5.3 million.
(B)

Includes interest payments due on our Credit Facility and dividend obligations on the Term Preferred Stock. Dividend payments on the Term Preferred Stock assume quarterly declarations and monthly distributions through the date of mandatory redemption.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities, including disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ materially from those estimates. We have identified our investment valuation process as our most critical accounting policy.

Investment Valuation

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

General Valuation Policy: We value our investments in accordance with the requirements of the 1940 Act. As discussed more fully below, we value securities for which market quotations are readily available and reliable at their market value. We value all other securities and assets at fair value, as determined in good faith by our Board of Directors. Such determination of fair values may involve subjective judgments and estimates.

The Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, 820, “Fair Value Measurements and Disclosures,” defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 provides a consistent definition of fair value that focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

■	Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;

■

Level 2—inputs to the valuation methodology include quoted prices for similar assets and liabilities in active or inactive markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

■

Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the asset or liability and can include our own assumptions based upon the best available information.

As of June 30, 2012 and March 31, 2012, all of our investments were valued using Level 3 inputs. See Note 3—Investments in our accompanying notes to our Condensed Consolidated Financial Statements included elsewhere in this prospectus supplement for additional information regarding fair value measurements and our application of ASC 820.

We use generally accepted valuation techniques to value our portfolio unless we have specific information about the value of an investment to determine otherwise. From time to time we may accept an appraisal of a business in which we hold securities. These appraisals are expensive and occur infrequently but provide a third-party valuation opinion that may differ in results, techniques and scope used to value our investments. When these specific, third-party appraisals are obtained, we would use estimates of value provided by such appraisals and our own assumptions, including estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date, to value our investments.

In determining the value of our investments, our Adviser has established an investment valuation policy, which we refer to as the Policy. The Policy has been approved by our Board of Directors, and each quarter, our Board of Directors reviews whether our Adviser has applied the Policy consistently and votes whether or not to accept the recommended valuation of our investment portfolio.

The Policy, which is summarized below, applies to the following categories of securities:

■	Publicly-traded securities;

■	Securities for which a limited market exists; and

■	Securities for which no market exists.

Valuation Methods:

Publicly-traded securities: We determine the value of publicly-traded securities based on the closing price for the security on the exchange or securities market on which it is listed and primarily traded on the valuation date. To the extent that we own restricted securities that are not freely tradable but for which a public market otherwise exists, we will use the market value of that security adjusted for any decrease in value resulting from the restrictive feature. As of June 30, 2012 and March 31, 2012, we did not have any investments in publicly-traded securities.

Securities for which a limited market exists: We value securities that are not traded on an established, secondary securities market but for which a limited market for the security exists, such as certain participations in, or assignments of, syndicated loans, at the quoted bid price, which are non-binding. In valuing these assets, we assess trading activity in the asset class and evaluate variances in prices and other market insights to determine if any available quoted prices are reliable. In general, if we conclude that quotes based on active markets or trading activity may be relied upon, firm bid-ask price ranges are requested; however, if firm bid-ask prices are unavailable, we base the value of the security upon the indicative bid price, or IBP, offered by the respective, originating syndication agent’s trading desk or secondary desk on or near the valuation date. To the extent that we use the IBP as a basis for valuing the security, our Adviser may take further steps to consider additional information to validate that price in accordance with the Policy, including, but not limited to, reviewing a range of indicative bids to the extent the Adviser has ready access to such qualified information.

In the event these limited markets become illiquid to a degree that market prices are no longer readily available, we will value our syndicated loans using alternative methods, such as estimated net present values of the future cash flows, or discounted cash flows, or DCF. The use of a DCF methodology follows that prescribed by ASC 820, which provides guidance on the use of a reporting entity’s own assumptions about future cash flows and risk-adjusted discount rates when relevant, observable inputs, such as quotes in active markets, are not available. When relevant, observable market data does not exist, an alternative outlined in ASC 820 is the valuation of investments based on DCF. For the purposes of using DCF to provide fair value estimates, we consider multiple inputs, such as a risk-adjusted discount rate that incorporates adjustments that market participants would make, both for nonperformance and liquidity risks. As such, we develop a modified discount rate approach that incorporates risk premiums, including, among other things, increased probability of default, higher loss given default and increased liquidity risk. The DCF valuations applied to the syndicated loans provide an estimate of what we believe a market participant would pay to purchase a syndicated loan in an active market, thereby establishing a fair value. We will apply the DCF methodology in illiquid markets until quoted prices are available or are deemed reliable based on trading activity. At June 30, 2012 and March 31, 2012, we had no syndicated investments.

Securities for which no market exists: The valuation methodology for securities for which no market exists falls into four categories: (A) portfolio investments comprised solely of debt securities; (B) portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and equity securities; (C) portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities; and (D) portfolio investments comprised of non-publically traded non-control equity securities of other funds.

(A)	Portfolio investments comprised solely of debt securities: Debt securities that are not publicly-traded on an established securities market or for which a limited market does not exist, or Non-Public Debt Securities, and that are issued by portfolio companies in which we have no equity or equity-like securities are fair valued in accordance with the terms of the Policy, which utilize opinions of value submitted to us by Standard & Poor’s Securities Evaluations, Inc., or SPSE. We may also submit PIK interest to SPSE for its evaluation when it is determined that PIK interest is likely to be received.

In the case of Non-Public Debt Securities, we have engaged SPSE to submit opinions of value for our debt securities that are issued by portfolio companies in which we own no equity or equity-like securities. SPSE will only evaluate the debt portion of our investments for which we specifically request evaluation and may decline to make requested evaluations for any reason, at its sole discretion. Quarterly, we collect data with respect to the investments (which includes portfolio company financial and operational performance and the information described below under “—Credit Information,” the risk ratings of the loans, described below under “—Loan Grading and Risk Rating” and the factors described hereunder). This portfolio company data is forwarded to SPSE for review and analysis. SPSE makes its independent assessment of the data that we have assembled and assesses its independent data to form an opinion as to what they consider to be the market values for the securities. With regard to its work, SPSE has issued the following paragraph:

SPSE provides evaluated price opinions which are reflective of what SPSE believes the bid side of the market would be for each loan after careful review and analysis of descriptive, market and credit information. Each price reflects SPSE’s best judgment based upon careful examination of a variety of market factors. Because of fluctuation in the market and in other factors beyond its control, SPSE cannot guarantee these evaluations. The evaluations reflect the market prices, or estimates thereof, on the date specified. The prices are based on comparable market prices for similar securities. Market information has been obtained from reputable secondary market sources. Although these sources are considered reliable, SPSE cannot guarantee their accuracy.

SPSE opinions of the value of our debt securities that are issued by portfolio companies in which we do not own equity or equity-like securities are submitted to our Board of Directors along with our Adviser’s supplemental assessment and recommendation regarding valuation of each of these investments. Our Adviser generally accepts the opinion of value given by SPSE; however, in certain limited circumstances, such as when our Adviser may learn new information regarding an investment between the time of submission to SPSE and the date of our Board of Directors’ assessment, our Adviser’s conclusions as to value may differ from the opinion of value delivered by SPSE. Our Board of Directors then reviews whether our Adviser has followed its established procedures for determinations of fair value, and votes to accept or reject the recommended valuation of our investment portfolio. Our Adviser and our management recommended, and our Board of Directors voted to accept, the opinions of value delivered by SPSE on the loans in our portfolio as denoted on the Schedule of Investments included in our accompanying Condensed Consolidated Financial Statements.

Because there is a delay between when we close an investment and when the investment can be evaluated by SPSE, new loans are not valued immediately by SPSE; rather, management makes its own determination about the value of these investments in accordance with our valuation policy using the methods described herein.

(B)	Portfolio investments in controlled companies comprised of a bundle of investments, which can include debt and equity securities: The fair value of these investments is determined based on the total enterprise value, or TEV, of the portfolio company, or issuer, utilizing a liquidity waterfall approach under ASC 820 for our Non-Public Debt Securities and equity or equity-like securities (e.g., preferred equity, common equity or other equity-like securities) that are purchased together as part of a package where we have control or could gain control through an option or warrant security; both the debt and equity securities of the portfolio investment would exit in the mergers and acquisitions market as the principal market, generally through a sale of the portfolio company. We manage our risk related to these investments at the aggregated issuer level and generally exit the debt and equity securities together. Applying the liquidity waterfall approach to all of the investments of an issuer, we first calculate the TEV of the issuer by incorporating some or all of the following factors:

■	the issuer’s ability to make payments;

■	the earnings of the issuer;

■	recent sales to third parties of similar securities;

■	the comparison to publicly-traded securities; and

■	DCF or other pertinent factors.

In gathering the sales to third parties of similar securities, we may reference industry statistics and use outside experts. TEV is only an estimate of value and may not be the value received in an actual sale. Once we have estimated the TEV of the issuer, we will subtract the value of all the debt securities of the issuer, which are valued at the contractual principal balance. Fair values of these debt securities are discounted for any shortfall of TEV over the total debt outstanding for the issuer. Once the values for all outstanding senior securities, which include all the debt securities, have been subtracted from the TEV of the issuer, the remaining amount, if any, is used to determine the value of the issuer’s equity or equity-like securities. If, in the Adviser’s judgment, the liquidity waterfall approach does not accurately reflect the value of the debt component, the Adviser may recommend that we use a valuation by SPSE, or, if that is unavailable, a DCF valuation technique.

(C)	Portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities: We value Non-Public Debt Securities that are purchased together with equity or equity-like securities from the same portfolio company, or issuer, for which we do not control or cannot gain control as of the measurement date, using a hypothetical, secondary market as our principal market. In accordance with ASC 820 (as amended by the FASB’s Accounting Standards Update No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards,”), we have defined our “unit of account” at the investment level (either debt or equity), and thus determine our fair value of these non-control investments assuming the sale of an individual security using the standalone premise of value. As such, we estimate the fair value of the debt component using estimates of value provided by SPSE and our own assumptions in the absence of observable market data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. For equity or equity-like securities of investments for which we do not control or cannot gain control as of the measurement date, we estimate the fair value of the equity based on factors such as the overall value of the issuer, the relative fair value of other units of account including debt, or other relative value approaches. Consideration also is given to capital structure and other contractual obligations that may impact the fair value of the equity. Furthermore, we may utilize comparable values of similar companies, recent investments and indices with similar structures and risk characteristics or DCF valuation techniques and, in the absence of other observable market data, our own assumptions.

(D)	Portfolio investments comprised of non-publicly traded, non-control equity securities of other funds: To the extent applicable, we generally value any uninvested capital of the non-control fund at par value and value any invested capital at the value provided by the non-control fund. At June 30, 2012 and March 31, 2012, we had no non-control equity securities of other funds.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly and materially from the values that would have been obtained had a ready market for the securities existed. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security in an orderly transaction between market participants at the measurement date.

Valuation Considerations: From time to time, depending on certain circumstances, the Adviser may use the following valuation considerations, including, but not limited to:

■	the nature and realizable value of the collateral;

■	the portfolio company’s earnings and cash flows and its ability to make payments on its obligations;

■	the markets in which the portfolio company does business;

■	the comparison to publicly-traded companies; and

■	DCF and other relevant factors.

Because such valuations, particularly valuations of private securities and private companies, are not susceptible to precise determination, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ from the values that might have actually resulted had a readily available market for these securities been available.

Credit Information: Our Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. We and our Adviser generally participate in the periodic board meetings of our portfolio companies in which we hold Control and Affiliate investments and also require them to provide annual audited and monthly unaudited financial statements. Using these statements or comparable information and board discussions, our Adviser calculates and evaluates the credit statistics.

Loan Grading and Risk Rating: As part of our valuation procedures above, we risk rate all of our investments in debt securities. For syndicated loans that have been rated by a Nationally Recognized Statistical Rating Organization, or NRSRO, we use the NRSRO’s risk rating for such security. For all other debt securities, we use a proprietary risk rating system. Our risk rating system uses a scale of 0 to 10, with 10 being the lowest probability of default. This system is used to estimate the probability of default on debt securities and the probability of loss if there is a default. These types of systems are referred to as risk rating systems and are used by banks and rating agencies. The risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

For the debt securities for which we do not use a third-party NRSRO risk rating, we seek to have our risk rating system mirror the risk rating systems of major risk rating organizations, such as those provided by an NRSRO. While we seek to mirror the NRSRO systems, we cannot provide any assurance that our risk rating system will provide the same risk rating as an NRSRO for these securities. The following chart is an estimate of the relationship of our risk rating system to the designations used by two NRSROs as they risk rate debt securities of major companies. Because our system rates debt securities of companies that are unrated by any NRSRO, there can be no assurance that the correlation to the NRSRO set out below is accurate. We believe our risk rating would be higher than a typical NRSRO risk rating because the risk rating of the typical NRSRO is designed for larger businesses. However, our risk rating has been designed to risk rate the securities of smaller businesses that are not rated by a typical NRSRO. Therefore, when we use our risk rating on larger business securities, the risk rating is higher than a typical NRSRO rating. The primary difference between our risk rating and the rating of a typical NRSRO is that our risk rating uses more quantitative determinants and includes qualitative determinants that we believe are not used in the NRSRO rating. It is our understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on an NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, our scale begins with the designation >10 as the best risk rating which may be equivalent to a BBB or Baa2 from an NRSRO, however, no assurance can be given that a >10 on our scale is equal to a BBB or Baa2 on an NRSRO scale.

COMPANY’S SYSTEM	FIRST NRSRO	SECOND NRSRO	GLADSTONE INVESTMENT’S DESCRIPTION (a)
>10	Baa2	BBB	Probability of Default (PD) during the next 10 years is 4% and the Expected Loss upon Default (EL) is 1% or less
10	Baa3	BBB-	PD is 5% and the EL is 1% to 2%
9	Ba1	BB+	PD is 10% and the EL is 2% to 3%
8	Ba2	BB	PD is 16% and the EL is 3% to 4%
7	Ba3	BB-	PD is 17.8% and the EL is 4% to 5%
6	B1	B+	PD is 22% and the EL is 5% to 6.5%
5	B2	B	PD is 25% and the EL is 6.5% to 8%
4	B3	B-	PD is 27% and the EL is 8% to 10%
3	Caa1	CCC+	PD is 30% and the EL is 10% to 13.3%
2	Caa2	CCC	PD is 35% and the EL is 13.3% to 16.7%
1	Caa3	CC	PD is 65% and the EL is 16.7% to 20%
0	N/A	D	PD is 85% or there is a payment default and the EL is greater than 20%

(a)

The default rates set forth are for a 10-year term debt security. If a debt security is less than 10 years, then the probability of default is adjusted to a lower percentage for the shorter period, which may move the security higher on our risk rating scale.

The above scale gives an indication of the probability of default and the magnitude of the loss if there is a default. Generally, our policy is to stop accruing interest on an investment if we determine that interest is no longer collectable. As of both June 30, 2012 and March 31, 2012, two control investments, ASH and CCE, were on non-accrual with an aggregate fair value of $4.0 million and $0, respectively. Additionally, we do not risk rate our equity securities.

The following table lists the risk ratings for all proprietary loans in our portfolio as of June 30, 2012 and March 31, 2012, representing approximately 100.0% of the principal balance of all loans in our portfolio at the end of each period:

RATING	AS OF JUNE 30, 2012	AS OF MARCH 31, 2012
Highest	7.9	7.9
Average	4.9	5.0
Weighted Average	5.0	5.3
Lowest	2.1	2.4

As of June 30, 2012 and March 31, 2012, we did not have any non-proprietary loans in our investment portfolio.

Tax Status

Federal Income Taxes

We intend to continue to qualify for treatment as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we must meet certain source-of-income, asset diversification and annual distribution requirements. For more information regarding the requirements we must meet as a RIC, see “—Business Environment.” Under the annual distribution requirements, we are required to distribute to stockholders at least 90% of our investment company taxable income, as defined by the Code. Our practice has been to pay out as distributions up to 100% of that amount.

In an effort to limit certain excise taxes imposed on RICs, we generally distribute during each calendar year, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. However, we did incur an excise tax of $30 and $24 for the calendar years ended December 31, 2011 and 2010, respectively. Under the RIC Modernization Act, we are permitted to carry forward capital losses incurred in taxable years beginning after March 31, 2011, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than only being considered short-term as permitted under previous regulation.

Revenue Recognition

Interest Income Recognition

Interest income, adjusted for amortization of premiums and acquisition costs, the accretion of discounts and the amortization of amendment fees, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due, or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis, depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past-due principal and interest are paid, and, in management’s judgment, are likely to remain current, or due to a restructuring such that the interest income is deemed to be collectible. At June 30, 2012, loans to two portfolio companies, ASH and CCE, were on non-accrual. These non-accrual loans had an aggregate cost value of $16.8 million, or 8.5% of the cost basis of debt investments in our portfolio, and an aggregate fair value of $4.0 million, or 2.3% of the fair value of all debt investments in our portfolio. At March 31, 2012, ASH and CCE were on non-accrual with an aggregate debt cost basis of $16.4 million, or 8.6% of the cost basis of debt investments in our portfolio, and an aggregate fair value of $0.

We did not hold any loans in our portfolio that contained a PIK provision at June 30, 2012; however, during the three months ended June 30, 2011, we recorded PIK income of $6. PIK income, computed at the contractual rate specified in the loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be included in our calculation of distributable income for purposes of complying with our distribution requirements, even though we have not yet collected the cash. The sole loan with a PIK provision was paid off, at par, during the quarter ended September 30, 2011.

Other Income Recognition

We generally record success fees upon receipt of cash. Success fees are contractually due upon a change of control in a portfolio company and are recorded in other income in our accompanying Condensed Consolidated Statements of Operations. We recorded $0.4 million and $0.1 million of success fees during the three months ended June 30, 2012 and 2011, respectively, representing prepayments received from Mathey.

We accrue dividend income on preferred equity securities to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash, and it is recorded in Other income in our accompanying Condensed Consolidated Statements of Operations. We did not record any dividend income during the three months ended June 30, 2012; however, during the three months ended June 30, 2011, we recorded and collected $0.7 million of cash dividends on accrued preferred shares in connection with the recapitalization of Cavert.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Market risk includes risks that arise from changes in interest rates, foreign currency exchange rates, commodity prices, equity prices and other market changes that affect market sensitive instruments. The prices of securities held by us may decline in response to certain events, including those directly involving the companies whose securities are owned by us; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and interest rate fluctuations.

The primary risk we believe we are exposed to is interest rate risk. Because we borrow money to make investments, our net investment is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We use a combination of debt and equity capital to finance our investing activities. We may use interest rate risk management techniques to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. We have analyzed the potential impact of changes in interest rates on interest income net of interest expense.

While we expect that ultimately approximately 20% of the loans in our portfolio will be made at fixed rates, with approximately 80% made at variable rates or variables rates with a floor mechanism, all of our variable-rate loans have rates associated with either the current LIBOR or Prime Rate. At June 30, 2012, our portfolio consisted of the following breakdown based on total principal balance of all outstanding debt investments:

76.5%	Variable rates with a floor
23.5	Fixed rates

100.0%	Total

There have been no material changes in the quantitative and qualitative market risk disclosures for the three months ended June 30, 2012, from that disclosed in our Annual Report on Form 10-K for the fiscal year ended March 31, 2012, as filed with the SEC on May 21, 2012.

UNDERWRITING

Subject to the terms and conditions set forth in the underwriting agreement dated October 2, 2012, between us and Jefferies & Company, Inc., as representative of the several underwriters, we have agreed to sell to the underwriters and the underwriters have severally agreed to purchase from us, the number of shares of common stock indicated in the table below:

Number of Shares
Underwriters
Jefferies & Company, Inc.	2,440,000
Janney Montgomery Scott LLC	600,000
J.J.B. Hilliard, W.L. Lyons, LLC	320,000
Ladenburg Thalmann & Co. Inc.	320,000
Wunderlich Securities, Inc.	320,000

Total	4,000,000

Jefferies & Company, Inc. is acting as sole book-running manager of this offering and as representative of the underwriters named above.

The underwriting agreement provides that the obligations of the several underwriters are subject to certain conditions precedent such as the receipt by the underwriters of officers’ certificates and legal opinions and approval of certain legal matters by their counsel. The underwriting agreement provides that the underwriters will purchase all of the shares of common stock if any of them are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or, under certain circumstances, the underwriting agreement may be terminated. We have agreed to indemnify the underwriters and certain of their controlling persons against certain liabilities, including liabilities under the Securities Act, and to contribute to payments that the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the shares of common stock subject to their acceptance of the shares of common stock from us and subject to prior sale. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part. In addition, the underwriters have advised us that they do not intend to confirm sales to any account over which they exercise discretionary authority.

Commission and Expenses

The underwriters have advised us that they propose to offer the shares of common stock to the public at the initial public offering price set forth on the cover page of this prospectus supplement and to certain dealers at that price less a concession not in excess of $0.225 per share of common stock. After the offering, the initial public offering price and concession may be reduced by the representatives. No such reduction will change the amount of proceeds to be received by us as set forth on the cover page of this prospectus supplement. The following table shows the public offering price, the underwriting discounts and commissions that we are to pay the underwriters and the proceeds, before expenses, to us in connection with this offering. Such amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of common stock.

	PER SHARE		TOTAL
	WITHOUT OPTION TO PURCHASE ADDITIONAL SHARES	WITH OPTION TO PURCHASE ADDITIONAL SHARES	WITHOUT OPTION TO PURCHASE ADDITIONAL SHARES	WITH OPTION TO PURCHASE ADDITIONAL SHARES
Public offering price	$7.500	$7.500	$30,000,000	$34,500,000
Underwriting discounts and commissions paid by us	$0.375	$0.375	$1,500,000	$1,725,000
Proceeds to us, before expenses	$7.125	$7.125	$28,500,000	$32,775,000

We estimate that expenses payable by us in connection with this offering, other than underwriting discounts and commissions referred to above, will be approximately $235,000.

Listing

The common stock is traded on the NASDAQ under the symbol “GAIN.”

Option to Purchase Additional Shares

We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus supplement, to purchase up to an aggregate of 600,000 additional shares of common stock at the public offering price set forth on the cover page of this prospectus supplement, less underwriting discounts and commissions. If the underwriters exercise this option, each underwriter will be obligated, subject to specified conditions, to purchase a number of additional shares of common stock proportionate to that underwriter’s initial purchase commitment as indicated in the table above. This option may be exercised only if the underwriters sell more shares of common stock than the total number set forth in the table above.

No Sales of Similar Securities

We and our executive officers and directors have agreed that, for a period of 90 days after the date of this prospectus supplement and subject to certain exceptions, we will not, directly or indirectly, without the prior written consent of Jefferies & Company, Inc., (i) sell, offer to sell, contract to sell or lend any common stock or Related Securities (as defined below); (ii) effect any short sale, or establish or increase any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) or liquidate or decrease any “call equivalent position” (as defined in Rule 16a-1(b) under the Exchange Act) of any common stock or Related Securities; (iii) pledge, hypothecate or grant any security interest in any common stock or Related Securities; (iv) in any other way transfer or dispose of any common stock or Related Securities; (v) enter into any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of any common stock or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise; (vi) announce the offering of any common stock or Related Securities; (vii) file any registration statement under the Securities Act in respect of any common stock or Related Securities (other than as contemplated by the underwriting agreement with respect to the common stock); or (viii) publicly announce the intention to do any of the foregoing. For purposes of the foregoing, “Related Securities” shall mean any options or warrants or other rights to acquire common stock or any securities exchangeable or exercisable for or convertible into common stock, or to acquire other securities or rights ultimately exchangeable or exercisable for, or convertible into, common stock.

This restriction terminates after the close of trading of our common stock on and including the 90 days after the date of this prospectus supplement. However, subject to certain exceptions, in the event that either:

■	during the last 17 days of the 90-day restricted period, we issue an earnings release or material news or a material event relating to us occurs, or

■	prior to the expiration of the 90-day restricted period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 90-day restricted period,

then in either case the expiration of the 90-day restricted period will be extended until the expiration of the 18-day period beginning on the date of the issuance of an earnings release or the occurrence of the material news or event, as applicable, unless Jefferies & Company, Inc. waives, in writing, such an extension.

Jefferies & Company, Inc. may, in its sole discretion and at any time or from time to time before the termination of the 90-day period, without public notice, release all or any portion of the securities subject to lock-up agreements.

Stabilization

The underwriters have advised us that, pursuant to Regulation M under the Exchange Act as amended, certain persons participating in the offering may engage in transactions, including over-allotment, stabilizing bids, syndicate covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the common stock at a level above that which might otherwise prevail in the open market. Over-allotment involves syndicate sales in excess of the offering size, which creates a syndicate short position. Establishing short sales positions may involve either “covered” short sales or “naked” short sales.

“Covered” short sales are sales made in an amount not greater than the underwriters’ option to purchase additional shares of our common stock in this offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares of our common stock or purchasing shares of our common stock in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the option to purchase additional shares.

“Naked” short sales are sales in excess of the option to purchase additional shares of our common stock. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of our common stock in the open market after pricing that could adversely affect investors who purchase in this offering.

A stabilizing bid is a bid for the purchase of shares of common stock on behalf of the underwriters for the purpose of fixing or maintaining the price of the common stock. A syndicate covering transaction is the bid for or the purchase of shares of common stock on behalf of the underwriters to reduce a short position incurred by the underwriters in connection with the offering. Similar to other purchase transactions, the underwriters’ purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market. A penalty bid is an arrangement permitting the underwriters to reclaim the selling concession otherwise accruing to a syndicate member in connection with the offering if the common stock originally sold by such syndicate member are purchased in a syndicate covering transaction and therefore have not been effectively placed by such syndicate member. Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common stock. The underwriters are not obligated to engage in these activities and, if commenced, any of the activities may be discontinued at any time.

None of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares of our common stock. The underwriters are not obligated to engage in these activities and, if commenced, any of the activities may be discontinued at any time.

The underwriters may also engage in passive market making transactions in our common stock on the NASDAQ in accordance with Rule 103 of Regulation M during a period before the commencement of offers or sales of shares of our common stock in this offering and extending through the completion of distribution. A passive market maker must display its bid at a price not in excess of the highest independent bid of that security. However, if all independent bids are lowered below the passive market maker’s bid, that bid must then be lowered when specified purchase limits are exceeded.

Electronic Distribution

A prospectus supplement in electronic format may be made available by e-mail or on the web sites or through online services maintained by one or more of the underwriters or their affiliates. In those cases, prospective investors may view offering terms online and may be allowed to place orders online. The underwriters may agree with us to allocate a specific number of shares of common stock for sale to online brokerage account holders. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations. Other than the prospectus supplement in electronic format, the information on the underwriters’ web sites and any information contained in any other web site maintained by any of the underwriters is not part of this prospectus supplement, has not been approved and/or endorsed by us or the underwriters and should not be relied upon by investors.

Affiliations and Conflicts of Interest

The underwriters and certain of their affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The underwriters and certain of their affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for us, for which they received or will receive customary fees and expenses.

In the ordinary course of their various business activities, the underwriters and certain of their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the account of their customers, and such investment and securities activities may involve our securities and/or instruments. The underwriters and certain of their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND PAYING AGENT

The custodian of our assets is The Bank of New York Mellon Corp. The custodian’s address is: 500 Ross Street, Suite 935, Pittsburgh, PA 15262. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly owned subsidiary, Gladstone Business Investment, LLC, or Business Investment, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to the Credit Facility with Branch Banking and Trust Company and certain other parties. The address of the collateral custodian is 500 Ross Street, Suite 935, Pittsburgh, PA 15262. Computershare acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare is 480 Washington Boulevard, Jersey City, New Jersey 07310, telephone number 1-877-296-3711. Computershare also maintains an internet website at www.computershare.com.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act and are required to file reports, proxy statements and other information with the SEC. These documents may be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Washington, D.C. 20549.

This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits and schedules. Statements in this prospectus supplement and in the accompanying prospectus about the contents of any contract or other document are not necessarily complete and, in each instance, reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about the Company and the Preferred Stock may be found in our registration statement on Form N-2 (including the related amendments, exhibits and schedules) filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference in the registration statement and other information that we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

LEGAL MATTERS

The legality of securities offered hereby will be passed upon for us by Cooley LLP, Reston, Virginia. Certain legal matters will be passed upon for the underwriters by Jones Day.

S-F-1

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	JUNE 30, 2012	MARCH 31, 2012
ASSETS
Investments at fair value
Control investments (Cost of $187,278 and $186,743, respectively)	$160,434	$157,544
Affiliate investments (Cost of $79,342 and $70,015, respectively)	60,445	58,831
Non-Control/Non-Affiliate investments (Cost of $9,610 and $9,637, respectively)	8,891	9,277

Total investments at fair value (Cost of $276,230 and $266,395, respectively)	229,770	225,652
Cash and cash equivalents	113,431	91,546
Restricted cash	1,312	1,928
Interest receivable	981	1,250
Due from custodian	1,563	1,527
Deferred financing costs	2,592	2,792
Other assets	708	602

TOTAL ASSETS	$350,357	$325,297

LIABILITIES
Borrowings at fair value:
Short-term loan (Cost of $76,010 and $76,005, respectively)	$76,010	$76,005
Line of credit (Cost of $31,000 and $0, respectively)	31,492	—

Total borrowings (Cost of $107,010 and $76,005, respectively)	107,502	76,005
Mandatorily redeemable preferred stock, $0.001 par value per share, $25 liquidation preference per share; 1,610,000 shares authorized, 1,600,000 shares issued and outstanding at June 30 and March 31, 2012	40,000	40,000
Accounts payable and accrued expenses	628	506
Fees due to Adviser (A)	353	496
Fee due to Administrator (A)	183	218
Other liabilities	804	856

TOTAL LIABILITIES	149,470	118,081

Commitments and contingencies (B)
NET ASSETS	$200,887	$207,216

ANALYSIS OF NET ASSETS
Common stock, $0.001 par value per share, 100,000,000 shares authorized, 22,080,133 shares issued and outstanding at June 30 and March 31, 2012, respectively	$22	$22
Capital in excess of par value	257,131	257,131
Cumulative net unrealized depreciation of investments	(46,460)	(40,743)
Cumulative net unrealized depreciation of other	(519)	(68)
Net investment income in excess of distributions	321	321
Accumulated net realized loss	(9,608)	(9,447)

TOTAL NET ASSETS	$200,887	$207,216

NET ASSET VALUE PER SHARE AT END OF PERIOD	$9.10	$9.38

(A)	Refer to Note 4—Related Party Transactions for additional information.
(B)	Refer to Note 11—Commitments and Contingencies for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-2

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	THREE MONTHS ENDED JUNE 30,
	2012	2011
INVESTMENT INCOME
Interest income:
Control investments	$3,430	$2,634
Affiliate investments	1,771	1,368
Non-Control/Non-Affiliate investments	308	405
Cash and cash equivalents	2	4

Total interest income	5,511	4,411
Other income:
Control investments	394	835
Non-Control/Non-Affiliate investments	—	16

Total other income	394	851

Total investment income	5,905	5,262

EXPENSES
Base management fee (A)	1,191	1,008
Incentive fee (A)	—	19
Administration fee (A)	183	151
Interest expense on borrowings	92	132
Dividends on mandatorily redeemable preferred stock	713	—
Amortization of deferred financing costs	200	108
Professional fees	194	209
Other general and administrative expenses	278	350

Expenses before credits from Adviser	2,851	1,977
Credits to fees (A)	(184)	(215)

Total expenses net of credits to fees	2,667	1,762

NET INVESTMENT INCOME	$3,238	$3,500

REALIZED AND UNREALIZED (LOSS) GAIN
Net realized (loss) gain:
Control investments	(46)	5,734
Non-Control/Non-Affiliate investments	—	5
Other	(41)	(39)

Total net realized (loss) gain	(87)	5,700
Net unrealized appreciation (depreciation):
Control investments	2,354	(7,951)
Affiliate investments	(7,712)	2,079
Non-Control/Non-Affiliate investments	(359)	820
Other	(451)	39

Total net unrealized depreciation	(6,168)	(5,013)

Net realized and unrealized (loss) gain	(6,255)	687

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,017)	$4,187

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic and Diluted	$(0.13)	$0.19

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic and diluted	22,080,133	22,080,133

(A)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-3

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

(UNAUDITED)

	THREE MONTHS ENDED JUNE 30,
	2012	2011
Operations:
Net investment income	$3,238	$3,500
Net realized (loss) gain on investments	(46)	5,739
Net realized loss on other	(41)	(39)
Net unrealized depreciation of investments	(5,717)	(5,052)
Net unrealized (depreciation) appreciation of other	(451)	39

Net (decrease) increase in net assets from operations	(3,017)	4,187
Distributions to common stockholders:	(3,312)	(2,981)

Total (decrease) increase in net assets	(6,329)	1,206
Net assets at beginning of period	207,216	198,829

Net assets at end of period	$200,887	$200,035

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-4

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

(UNAUDITED)

	THREE MONTHS ENDED JUNE 30,
	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net (decrease) increase in net assets resulting from operations	$(3,017)	$4,187
Adjustments to reconcile net (decrease) increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(12,765)	(22,459)
Principal repayments of investments	2,930	3,067
(Disbursements) proceeds from the sale of investments	(46)	8,069
Net realized loss (gain) on investments	46	(5,739)
Net realized loss on other	41	39
Net unrealized depreciation of investments	5,717	5,052
Net unrealized depreciation (appreciation) of other	451	(39)
Amortization of deferred financing costs	200	108
Decrease in restricted cash	616	69
Decrease (increase) in interest receivable	269	(45)
Increase in due from custodian	(36)	(767)
Increase in other assets	(106)	(25)
Increase in accounts payable and accrued expenses	229	183
Decrease in fees due to Adviser (A)	(143)	(191)
Decrease in administration fee payable to Administrator (A)	(35)	(20)
Decrease in other liabilities	(52)	(155)

Net cash used in operating activities	(5,701)	(8,666)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from short-term loans	76,010	40,000
Repayments on short-term loans	(76,005)	(40,000)
Proceeds from Credit Facility	31,000	—
Deferred financing costs	(107)	(75)
Distributions paid to common stockholders	(3,312)	(2,981)

Net cash provided by (used in) financing activities	27,586	(3,056)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	21,885	(11,722)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	91,546	80,580

CASH AND CASH EQUIVALENTS, END OF PERIOD	$113,431	$68,858

(A)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-5

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS

JUNE 30, 2012

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

COMPANY (A)	INDUSTRY	INVESTMENT (B)	PRINCIPAL	COST	FAIR VALUE
CONTROL INVESTMENTS:
Acme Cryogenics, Inc.	Manufacturing—manifolds and pipes for industrial gasses	Senior Subordinated Term Debt (11.5%, Due 3/2015)	$14,500	$14,500	$14,500
		Preferred Stock (898,814 shares) (C) (F)		6,984	11,235
		Common Stock (418,072 shares) (C) (F)		1,045	1,257
		Common Stock Warrants (452,683 shares) (C) (F)		25	389

				22,554	27,381

ASH Holdings Corp.	Retail and Service— school buses and parts	Revolving Credit Facility, $170 available (3.0%, Due 3/2013) (G)	6,830	6,773	—
		Senior Subordinated Term Debt (2.0%, Due 3/2013) (G)	6,250	6,050	—
		Preferred Stock (4,644 shares) (C) (F)		2,500	—
		Common Stock (1 share) (C) (F)		—	—
		Common Stock Warrants (73,599 shares) (C) (F)		4	—
		Guarantee ($500)

				15,327	—

Country Club Enterprises, LLC	Service—golf cart distribution	Senior Subordinated Term Debt (14.0%, Due 11/2014) (G)	4,000	4,000	4,000
		Preferred Stock (7,304,792 shares) (C) (F)		7,725	634
		Guarantee ($2,000)
		Guarantee ($1,934)

				11,725	4,634

Galaxy Tool Holding Corp.	Manufacturing— aerospace and plastics	Senior Subordinated Term Debt (13.5%, Due 8/2013)	3,220	3,220	3,220
		Preferred Stock (4,111,907 shares) (C) (F)		19,658	328
		Common Stock (48,093 shares) (C) (F)		48	—

				22,926	3,548

Mathey Investments, Inc.	Manufacturing—pipe-cutting and pipe-fitting equipment	Senior Term Debt (10.0%, Due 3/2013)	2,375	2,375	2,375
		Senior Term Debt (12.0%, Due 3/2014)	3,727	3,727	3,727
		Senior Term Debt (2.5%, Due 3/2014) (E)	3,500	3,500	3,500
		Common Stock (29,102 shares) (C) (F)		777	5,210

				10,379	14,812

Mitchell Rubber Products, Inc.	Manufacturing—rubber compounds	Subordinated Term Debt (13.0%, Due 10/2016) (D)	13,560	13,560	13,424
		Preferred Stock (27,900 shares) (C) (F)		2,790	2,999
		Common Stock (27,900 shares) (C) (F)		28	3,323

				16,378	19,746

S-F-6

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2012

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

COMPANY (A)	INDUSTRY	INVESTMENT (B)	PRINCIPAL	COST	FAIR VALUE
Precision Southeast, Inc.	Manufacturing—injection molding and plastics	Revolving Credit Facility, $251 available (7.5%, Due 9/2012)	749	749	749
		Senior Term Debt (14.0%, Due 12/2015)	7,775	7,775	7,775
		Preferred Stock (19,091 shares) (C) (F)		1,909	2,145
		Common Stock (90,909 shares) (C) (F)		91	580

				10,524	11,249

SBS, Industries, LLC	Manufacturing—specialty fasteners and threaded screw products	Senior Term Debt (14.0%, Due 8/2016)	11,355	11,355	11,355
		Preferred Stock (19,935 shares) (C) (F)		1,994	2,127
		Common Stock (221,500 shares) (C) (F)		221	4,321

				13,570	17,803

SOG Specialty K&T, LLC	Manufacturing—specialty knives and tools	Senior Term Debt (13.3%, Due 8/2016)	6,200	6,200	6,200
		Senior Term Debt (14.8%, Due 8/2016)	12,199	12,199	12,199
		Preferred Stock (9,749 shares) (C) (F)		9,749	12,155

				28,148	30,554

Tread Corp.	Manufacturing—storage and transport equipment	Senior Subordinated Term Debt (12.5%, Due 5/2013)	7,750	7,750	6,847
		Senior Subordinated Term Debt (12.5%, Due 7/2012)	2,160	2,160	1,908
		Preferred Stock (832,765 shares) (C) (F)		833	—
		Common Stock (129,067 shares) (C) (F)		1	—
		Common Stock Warrants (1,247,727 shares) (C) (F)		3	—

				10,747	8,755

Venyu Solutions, Inc.	Service—online servicing suite	Senior Subordinated Term Debt (11.3%, Due 10/2015)	7,000	7,000	7,000
		Senior Subordinated Term Debt (14.0%, Due 10/2015)	12,000	12,000	12,000
		Preferred Stock (5,400 shares) (C) (F)		6,000	2,952

				25,000	21,952

Total Control Investments (represents 69.8% of total investments at fair value)				$187,278	$160,434

AFFILIATE INVESTMENTS:
Cavert II Holding Corp.	Manufacturing—bailing wire	Senior Term Debt (10.0%, Due 4/2016) (D) (E) (I)	$500	$500	$500
		Senior Subordinated Term Debt (11.8%, Due 4/2016) (D)	5,700	5,700	5,764
		Subordinated Term Debt (13.0%, Due 4/2016) (D)	4,671	4,671	4,735
		Preferred Stock (18,446 shares) (C) (F)		1,844	2,647

				12,715	13,646

S-F-7

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2012

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

COMPANY (A)	INDUSTRY	INVESTMENT (B)	PRINCIPAL	COST	FAIR VALUE
Channel Technologies Group, LLC	Manufacturing—acoustic products	Revolving Credit Facility, $400 available (7.0%, Due 12/2012) (D)	850	850	839
		Senior Term Debt (8.3%, Due 12/2014) (D)	5,853	5,853	5,780
		Senior Term Debt (12.3%, Due 12/2016) (D)	10,750	10,750	10,616
		Preferred Stock (1,599 shares) (C) (F)		1,599	1,321
		Common Stock (1,598,616 shares) (C) (F)		—	—

				19,052	18,556

Danco Acquisition Corp.	Manufacturing—machining and sheet metal work	Revolving Credit Facility, $0 available (10.0%, Due 10/2012) (D)	2,250	2,250	1,125
		Senior Term Debt (10.0%, Due 10/2012) (D)	2,575	2,575	1,287
		Senior Term Debt (12.5%, Due 4/2013) (D) (E)	8,891	8,891	4,446
		Preferred Stock (25 shares) (C) (F)		2,500	—
		Common Stock Warrants (420 shares) (C) (F)		3	—

				16,219	6,858

Noble Logistics, Inc.	Service—aftermarket auto parts delivery	Revolving Credit Facility, $0 available (10.5%, Due 1/2013) (D)	500	500	290
		Senior Term Debt (11.0%, Due 1/2013) (D)	7,227	7,227	4,192
		Senior Term Debt (10.5%, Due 1/2013) (D)	3,650	3,650	2,117
		Senior Term Debt (10.5%, Due 1/2013) (D) (E)	3,650	3,650	2,117
		Preferred Stock (1,075,000 shares) (C) (F)		1,750	—
		Common Stock (1,682,444 shares) (C) (F)		1,682	—

				18,459	8,716

Packerland Whey Products, Inc.	Manufacturing—protein supplements	Subordinated Term Debt (13.8%, Due 6/2018) (H)	7,000	7,000	7,000
		Preferred Stock (248 shares) (C) (F) (H)		2,479	2,479
		Common Stock (247 shares) (C) (F) (H)		21	21

				9,500	9,500

Quench Holdings Corp.	Service—sales, installation and service of water coolers	Preferred Stock (388 shares) (C) (F)		2,950	3,169
		Common Stock (35,242 shares) (C) (F)		447	—

				3,397	3,169

Total Affiliate Investments (represents 26.3% of total investments at fair value)				$79,342	$60,445

S-F-8

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2012

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

COMPANY (A)	INDUSTRY	INVESTMENT (B)	PRINCIPAL	COST	FAIR VALUE
NON-CONTROL/NON-AFFILIATE INVESTMENTS:
B-Dry, LLC	Service—basement waterproofer	Senior Term Debt (13.0%, Due 5/2014) (D)	$6,460	$6,460	$6,169
		Senior Term Debt (13.0%, Due 5/2014) (D)	2,850	2,850	2,722
		Common Stock Warrants (55 shares) (C) (F)		300	—

				9,610	8,891

Total Non-Control/Non-Affiliate Investments (represents 3.9% of total investments at fair value)				$9,610	$8,891

TOTAL INVESTMENTS				$276,230	$229,770

(A)	Certain of the securities listed above are issued by affiliate(s) of the indicated portfolio company.
(B)	Percentages represent the weighted average interest rates in effect at June 30, 2012, and due date represents the contractual maturity date.
(C)	Security is non-income producing.
(D)	Fair value based primarily on opinions of value submitted by Standard & Poor’s Securities Evaluations, Inc. at June 30, 2012.
(E)	Last Out Tranche (“LOT”) of senior debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after the other senior debt and before the senior subordinated debt.
(F)

Aggregates all shares of such class of stock owned without regard to specific series owned within such class, some series of which may or may not be voting shares or aggregates all warrants to purchase shares of such class of stock owned without regard to specific series of such class of stock such warrants allow us to purchase.

(G)	Debt security is on non-accrual status.
(H)	New proprietary portfolio investment valued at cost, as it was determined that the price paid during the three months ended June 30, 2012, best represents fair value as of June 30, 2012.
(I)	Security was paid off, at par, subsequent to June 30, 2012, and was valued based on the payoff.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-9

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULES OF INVESTMENTS

MARCH 31, 2012

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

COMPANY (A)	INDUSTRY	INVESTMENT (B)	PRINCIPAL	COST	FAIR VALUE
CONTROL INVESTMENTS:
Acme Cryogenics, Inc.	Manufacturing—manifolds and pipes for industrial gasses	Senior Subordinated Term Debt (11.5%, Due 3/2015)	$14,500	$14,500	$14,500
		Preferred Stock (898,814 shares) (C) (F)		6,984	10,994
		Common Stock (418,072 shares) (C) (F)		1,045	2,132
		Common Stock Warrants (452,683 shares) (C) (F)		25	675

				22,554	28,301

ASH Holdings Corp.	Retail and Service—school buses and parts	Revolving Credit Facility, $570 available (3.0%, Due 3/2013) (G)	6,430	6,388	—
		Senior Subordinated Term Debt (2.0%, Due 3/2013) (G)	6,250	6,060	—
		Preferred Stock (4,644 shares) (C) (F)		2,500	—
		Common Stock (1 share) (C) (F)		—	—
		Common Stock Warrants (73,599 shares) (C) (F)		4	—
		Guarantee ($750)

				14,952	—

Country Club Enterprises, LLC	Service—golf cart distribution	Senior Subordinated Term Debt (14.0%, Due 11/2014) (G)	4,000	4,000	—
		Preferred Stock (7,304,792 shares) (C) (F)		7,725	—
		Guarantee ($2,000)
		Guarantee ($1,998)

				11,725	—

Galaxy Tool Holding Corp.	Manufacturing—aerospace and plastics	Senior Subordinated Term Debt (13.5%, Due 8/2013)	5,220	5,220	5,220
		Preferred Stock (4,111,907 shares) (C) (F)		19,658	1,493
		Common Stock (48,093 shares) (C) (F)		48	—

				24,926	6,713

Mathey Investments, Inc.	Manufacturing—pipe-cutting and pipe-fitting equipment	Senior Term Debt (10.0%, Due 3/2013)	2,375	2,375	2,375
		Senior Term Debt (12.0%, Due 3/2014)	3,727	3,727	3,727
		Senior Term Debt (2.5%, Due 3/2014) (E)	3,500	3,500	3,500
		Common Stock (29,102 shares) (C) (F)		777	4,164

				10,379	13,766

Mitchell Rubber Products, Inc.	Manufacturing—rubber compounds	Subordinated Term Debt (13.0%, Due 10/2016) (D)	13,560	13,560	13,679
		Preferred Stock (27,900 shares) (C) (F)		2,790	2,954
		Common Stock (27,900 shares) (C) (F)		28	1,858

				16,378	18,491

S-F-10

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULES OF INVESTMENTS (Continued)

MARCH 31, 2012

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

COMPANY (A)	INDUSTRY	INVESTMENT (B)	PRINCIPAL	COST	FAIR VALUE
Precision Southeast, Inc.	Manufacturing—injection molding and plastics	Revolving Credit Facility, $251 available (7.5%, Due 9/2012)	749	749	749
		Senior Term Debt (14.0%, Due 12/2015)	7,775	7,775	7,775
		Preferred Stock (19,091 shares) (C) (F)		1,909	1,634
		Common Stock (90,909 shares) (C) (F)		91	—

				10,524	10,158

SBS, Industries, LLC	Manufacturing—specialty fasteners and threaded screw products	Senior Term Debt (14.0%, Due 8/2016)	11,355	11,355	11,355
		Preferred Stock (19,935 shares) (C) (F)		1,994	2,087
		Common Stock (221,500 shares) (C) (F)		221	3,563

				13,570	17,005

SOG Specialty K&T, LLC and tools	Manufacturing—specialty knives	Senior Term Debt (13.3%, Due 8/2016)	6,200	6,200	6,200
		Senior Term Debt (14.8%, Due 8/2016)	12,199	12,199	12,199
		Preferred Stock (9,749 shares) (C) (F)		9,749	11,697

				28,148	30,096

Tread Corp.	Manufacturing—storage and transport equipment	Senior Subordinated Term Debt (12.5%, Due 5/2013)	7,750	7,750	7,750
		Preferred Stock (832,765 shares) (C) (F)		833	1,080
		Common Stock (129,067 shares) (C) (F)		1	96
		Common Stock Warrants (1,247,727 shares) (C) (F)		3	758

				8,587	9,684

Venyu Solutions, Inc.	Service—online servicing suite	Senior Subordinated Term Debt (11.3%, Due 10/2015)	7,000	7,000	7,000
		Senior Subordinated Term Debt (14.0%, Due 10/2015)	12,000	12,000	12,000
		Preferred Stock (5,400 shares) (C) (F)		6,000	4,330

				25,000	23,330

Total Control Investments (represents 69.8% of total investments at fair value)				$186,743	$157,544

S-F-11

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULES OF INVESTMENTS (Continued)

MARCH 31, 2012

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

COMPANY (A)	INDUSTRY	INVESTMENT (B)	PRINCIPAL	COST	FAIR VALUE
AFFILIATE INVESTMENTS:
Cavert II Holding Corp.	Manufacturing—bailing wire	Senior Term Debt (10.0%, Due 4/2016) (D) (E)	$1,050	$1,050	$1,067
		Senior Subordinated Term Debt (11.8%, Due 4/2016) (D)	5,700	5,700	5,771
		Subordinated Term Debt (13.0%, Due 4/2016) (D)	4,671	4,671	4,741
		Preferred Stock (18,446 shares) (C) (F)		1,844	2,596

				13,265	14,175

Channel Technologies Group, LLC	Manufacturing—acoustic products	Revolving Credit Facility, $400 available (7.0%, Due 12/2012) (D)	850	850	843
		Senior Term Debt (8.3%, Due 12/2014) (D)	5,926	5,926	5,875
		Senior Term Debt (12.3%, Due 12/2016) (D)	10,750	10,750	10,642
		Preferred Stock (1,599 shares) (C) (F)		1,599	1,631
		Common Stock (1,598,616 shares) (C) (F)		—	75

				19,125	19,066

Danco Acquisition Corp.	Manufacturing—machining and sheet metal work	Revolving Credit Facility, $450 available (10.0%, Due 10/2012) (D)	1,800	1,800	1,350
		Senior Term Debt (10.0%, Due 10/2012) (D)	2,575	2,575	1,931
		Senior Term Debt (12.5%, Due 4/2013) (D) (E)	8,891	8,891	6,669
		Preferred Stock (25 shares) (C) (F)		2,500	—
		Common Stock Warrants (420 shares) (C) (F)		3	—

				15,769	9,950

Noble Logistics, Inc.	Service—aftermarket auto parts delivery	Revolving Credit Facility, $0 available (10.5%, Due 1/2013) (D)	500	500	315
		Senior Term Debt (11.0%, Due 1/2013) (D)	7,227	7,227	4,553
		Senior Term Debt (10.5%, Due 1/2013) (D)	3,650	3,650	2,300
		Senior Term Debt (10.5%, Due 1/2013) (D) (E)	3,650	3,650	2,299
		Preferred Stock (1,075,000 shares) (C) (F)		1,750	3,550
		Common Stock (1,682,444 shares) (C) (F)		1,682	—

				18,459	13,017

Quench Holdings Corp.	Service—sales, installation and service of water coolers	Preferred Stock (388 shares) (C) (F)		2,950	2,623
		Common Stock (35,242 shares) (C) (F)		447	—

				3,397	2,623

Total Affiliate Investments (represents 26.1% of total investments at fair value)				$70,015	$58,831

S-F-12

GLADSTONE INVESTMENT CORPORATION

CONDENSED CONSOLIDATED SCHEDULES OF INVESTMENTS (Continued)

MARCH 31, 2012

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

COMPANY (A)	INDUSTRY	INVESTMENT (B)	PRINCIPAL	COST	FAIR VALUE
NON-CONTROL/NON-AFFILIATE INVESTMENTS:
B-Dry, LLC	Service—basement waterproofer	Senior Term Debt (12.3%, Due 5/2014) (D)	6,477	6,477	6,356
		Senior Term Debt (12.3%, Due 5/2014) (D)	2,860	2,860	2,806
		Common Stock Warrants (55 shares) (C) (F)		300	115

				9,637	9,277

Total Non-Control/Non-Affiliate Investments (represents 4.1% of total investments at fair value)				$9,637	$9,277

TOTAL INVESTMENTS				$266,395	$225,652

(A)	Certain of the securities listed above are issued by affiliate(s) of the indicated portfolio company.
(B)	Percentages represent the weighted average interest rates in effect at March 31, 2012, and due date represents the contractual maturity date.
(C)	Security is non-income producing.
(D)	Fair value based primarily on opinions of value submitted by Standard & Poor’s Securities Evaluations, Inc. at March 31, 2012.
(E)	LOT of senior debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after the other senior debt and before the senior subordinated debt.
(F)

Aggregates all shares of such class of stock owned without regard to specific series owned within such class, some series of which may or may not be voting shares or aggregates all warrants to purchase shares of such class of stock owned without regard to specific series of such class of stock such warrants allow us to purchase.

(G)	Debt security is on non-accrual status.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

S-F-13

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2012

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA AND AS OTHERWISE INDICATED)

NOTE 1. ORGANIZATION

Gladstone Investment Corporation (“Gladstone Investment”) was incorporated under the General Corporation Law of the State of Delaware on February 18, 2005 and completed an initial public offering on June 22, 2005. The terms “we,” “our” and “us” all refer to Gladstone Investment and its consolidated subsidiaries. We are a closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, we have elected to be treated for tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). We were established for the purpose of investing in debt and equity securities of established private businesses in the United States (“U.S.”). These investments primarily come in the form of subordinated loans, mezzanine debt, preferred stock, common stock and warrants to purchase common stock of small and medium-sized companies in connection with buyouts and other recapitalizations. We also invest in senior secured loans and, to a much lesser extent, senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments.

Gladstone Business Investment, LLC (“Business Investment”), a wholly-owned subsidiary of ours, was established on August 11, 2006 for the sole purpose of owning our portfolio of investments in connection with our line of credit. The financial statements of Business Investment are consolidated with those of Gladstone Investment.

We are externally managed by Gladstone Management Corporation (the “Adviser”), an affiliate of ours.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Statements and Basis of Presentation

We prepare our interim financial statements in accordance with accounting principles generally accepted in the U.S. (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. The accompanying condensed consolidated financial statements include our accounts and those of our wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated. Under Article 6 of Regulation S-X under the Securities Act, and the authoritative accounting guidance provided by the AICPA Audit and Accounting Guide for Investment Companies, we are not permitted to consolidate any portfolio company investments, including those in which we have a controlling interest. In our opinion, all adjustments, consisting solely of normal recurring accruals, necessary for the fair statement of financial statements for the interim periods have been included. The results of operations for the three months ended June 30, 2012, are not necessarily indicative of results that ultimately may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in our annual report on Form 10-K for the fiscal year ended March 31, 2012, as filed with the Securities and Exchange Commission (the “SEC”) on May 21, 2012.

Our fiscal year-end Condensed Consolidated Statement of Assets and Liabilities was derived from audited financial statements, but does not include all disclosures required by GAAP.

Reclassifications

Certain amounts in the prior period’s financial statements have been reclassified to conform to the presentation for the three month period ended June 30, 2012, with no effect to net (decrease) increase in net assets resulting from operations.

S-F-14

Investment Valuation Policy

We carry our investments at fair value to the extent that market quotations are readily available and reliable and otherwise at fair value as determined in good faith by our board of directors (the “Board of Directors”). In determining the fair value of our investments, our Adviser has established an investment valuation policy (the “Policy”). The Policy has been approved by our Board of Directors, and each quarter, our Board of Directors reviews whether our Adviser has applied the Policy consistently and votes whether to accept the recommended valuation of our investment portfolio. Such determination of fair values may involve subjective judgments and estimates.

We use generally accepted valuation techniques to value our portfolio unless we have specific information about the value of an investment to determine otherwise. From time to time, we may accept an appraisal of a business in which we hold securities. These appraisals are expensive and occur infrequently but provide a third-party valuation opinion that may differ in results, techniques and scope used to value our investments. When we obtain these specific, third-party appraisals, we use estimates of value provided by such appraisals and our own assumptions, including estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date, to value our investments.

The Policy, summarized below, applies to publicly-traded securities, securities for which a limited market exists and securities for which no market exists.

Publicly-traded securities: We determine the value of publicly-traded securities based on the closing price for the security on the exchange or securities market on which it is listed and primarily traded on the valuation date. To the extent that we own restricted securities that are not freely tradable, but for which a public market otherwise exists, we will use the market value of that security, adjusted for any decrease in value resulting from the restrictive feature. At June 30 and March 31, 2012, we did not have any investments in publicly-traded securities.

Securities for which a limited market exists: We value securities that are not traded on an established secondary securities market but for which a limited market for the security exists, such as certain participations in, or assignments of, syndicated loans, at the quoted bid price, which are non-binding. In valuing these assets, we assess trading activity in the asset class and evaluate variances in prices and other market insights to determine if any available quoted prices are reliable. In general, if we conclude that quotes based on active markets or trading activity may be relied upon, firm bid prices are requested; however, if firm bid prices are unavailable, we base the value of the security upon the price in the range of the indicative bid price (“IBP”) offered by the respective originating syndication agent’s trading desk, or secondary desk, on or near the valuation date. To the extent that we use the IBP as a basis for valuing the security, the Adviser may take further steps to consider additional information to validate that price in accordance with the Policy, including, but not limited to, reviewing a range of indicative bids to the extent the Adviser has ready access to such qualified information.

In the event these limited markets become illiquid to a degree that market prices are no longer readily available, we will value our syndicated loans using alternative methods, such as estimated net present values of the future cash flows, or discounted cash flows (“DCF”). The use of a DCF methodology follows that prescribed by the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures,” which provides guidance on the use of a reporting entity’s own assumptions about future cash flows and risk-adjusted discount rates when relevant, observable inputs, such as quotes in active markets, are not available. When relevant, observable market data does not exist, an alternative outlined in ASC 820 is the valuation of investments based on DCF. For the purposes of using DCF to provide fair value estimates, we consider multiple inputs, such as a risk-adjusted discount rate that incorporates adjustments that market participants would make, both for nonperformance and liquidity risks. As such, we develop a modified discount rate approach that incorporates risk premiums including, among other things, increased probability of default, higher loss given default and increased liquidity risk. The DCF valuations applied to the syndicated loans provide an estimate of what we believe a market participant would pay to purchase a syndicated loan in an active market, thereby establishing a fair value. We apply the DCF methodology in illiquid markets until quoted prices are available or are deemed reliable based on trading activity. At June 30 and March 31, 2012, we had no syndicated investments.

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Securities for which no market exists: The valuation methodology for securities for which no market exists falls into four categories: (A) portfolio investments comprised solely of debt securities; (B) portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and equity securities; (C) portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities; and (D) portfolio investments comprised of non-publicly traded non-control equity securities of other funds.

(A)	Portfolio investments comprised solely of debt securities: Debt securities that are not publicly traded on an established securities market, or for which a market does not exist (“Non-Public Debt Securities”), and that are issued by portfolio companies in which we have no equity or equity-like securities, are fair valued utilizing opinions of value submitted to us by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”). We may also submit paid-in-kind (“PIK”) interest to SPSE for its evaluation when it is determined that PIK interest is likely to be received.

(B)	Portfolio investments in controlled companies comprised of a bundle of investments, which can include debt and equity securities: The fair value of these investments is determined based on the total enterprise value (“TEV”) of the portfolio company, or issuer, utilizing a liquidity waterfall approach under ASC 820 for our Non-Public Debt Securities and equity or equity-like securities (e.g., preferred equity, common equity or other equity-like securities) that are purchased together as part of a package where we have control or could gain control through an option or warrant security; both the debt and equity securities of the portfolio investment would exit in the mergers and acquisitions market as the principal market, generally through a sale of the portfolio company. We manage our risk related to these investments at the aggregated issuer level and generally exit the debt and equity securities together. Applying the liquidity waterfall approach to all of the investments of an issuer, we first calculate the TEV of the issuer by incorporating some or all of the following factors:

■	the issuer’s ability to make payments;

■	the earnings of the issuer;

■	recent sales to third parties of similar securities;

■	the comparison to publicly-traded securities; and

■	DCF or other pertinent factors.

In gathering the sales to third parties of similar securities, we may reference industry statistics and use outside experts. TEV is only an estimate of value and may not be the value received in an actual sale. Once we have estimated the TEV of the issuer, we will subtract the value of all the debt securities of the issuer, which are valued at the contractual principal balance. Fair values of these debt securities are discounted for any shortfall of TEV over the total debt outstanding for the issuer. Once the values for all outstanding senior securities, which include all the debt securities, have been subtracted from the TEV of the issuer, the remaining amount, if any, is used to determine the value of the issuer’s equity or equity-like securities. If, in the Adviser’s judgment, the liquidity waterfall approach does not accurately reflect the value of the debt component, the Adviser may recommend that we use a valuation by SPSE, or, if that is unavailable, a DCF valuation technique.

(C)

Portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities: We value Non-Public Debt Securities that are purchased together with equity or equity-like securities from the same portfolio company, or issuer, for which we do not control or cannot gain control as of the measurement date, using a hypothetical, secondary market as our principal market. In accordance with ASC 820 (as amended by the FASB’s Accounting Standards Update No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”),” (“ASU 2011-04”)), we have defined our “unit of account” at the investment level (either debt or equity) and as such determine our fair value of these non-control investments assuming the sale of an individual security using the standalone premise of value. As such, we estimate the fair value of the debt component using estimates of value provided by SPSE and our own assumptions in the absence of observable market data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. For equity or equity-like securities of investments for which we do not control or cannot gain control as of the measurement date, we estimate the fair value of the equity based on factors such as the overall value of the issuer, the relative fair value of other units of account, including debt, or other relative value approaches.

S-F-16

Consideration is also given to capital structure and other contractual obligations that may impact the fair value of the equity. Furthermore, we may utilize comparable values of similar companies, recent investments and indices with similar structures and risk characteristics or DCF valuation techniques and, in the absence of other observable market data, our own assumptions.

(D)	Portfolio investments comprised of non-publicly traded, non-control equity securities of other funds: We generally value any uninvested capital of the non-control fund at par value and value any invested capital at the value provided by the non-control fund. At June 30 and March 31, 2012, we had no non-control equity securities of other funds.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly and materially from the values that would have been obtained had a ready market for the securities existed. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security in an orderly transaction between market participants at the measurement date.

Refer to Note 3—Investments for additional information regarding fair value measurements and our application of ASC 820.

Interest Income Recognition

Interest income, adjusted for amortization of premiums and acquisition costs, the accretion of discounts and the amortization of amendment fees, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due, or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis, depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past-due principal and interest are paid, and, in management’s judgment, are likely to remain current, or due to a restructuring such that the interest income is deemed to be collectible. At June 30, 2012, loans to two portfolio companies, ASH Holdings Corp. (“ASH”) and Country Club Enterprises, LLC (“CCE”), were on non-accrual. These non-accrual loans had an aggregate cost value of $16.8 million, or 8.5% of the cost basis of debt investments in our portfolio, and an aggregate fair value of $4.0 million, or 2.3% of the fair value of all debt investments in our portfolio. At March 31, 2012, ASH and CCE were on non-accrual with an aggregate debt cost basis of $16.4 million, or 8.6% of the cost basis of debt investments in our portfolio, and an aggregate fair value of $0.

We did not hold any loans in our portfolio that contained a PIK provision at June 30, 2012; however, during the three months ended June 30, 2011, we recorded PIK income of $6. PIK interest, computed at the contractual rate specified in the loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be included in our calculation of distributable income for purposes of complying with our distribution requirements, even though we have not yet collected the cash. The sole loan with a PIK provision was paid off, at par, during the quarter ended September 30, 2011.

Other Income Recognition

We generally record success fees upon receipt of cash. Success fees are contractually due upon a change of control in a portfolio company and are recorded in other income in our accompanying Condensed consolidated Statements of Operations. We recorded $0.4 million and $0.1 million of success fees during the three months ended June 30, 2012 and 2011, respectively, representing prepayments received from Mathey Investments, Inc. (“Mathey”).

We accrue dividend income on preferred equity securities to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash, and it is recorded in Other income in our accompanying Condensed consolidated Statements of Operations. We did not record any dividend income during the three months ended June 30, 2012; however, during the three months ended June 30, 2011, we recorded and collected $0.7 million of cash dividends on accrued preferred shares in connection with the recapitalization of Cavert II Holding Corp. (“Cavert”).

S-F-17

NOTE 3. INVESTMENTS

ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 provides a consistent definition of fair value that focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

■	Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;

■

Level 2—inputs to the valuation methodology include quoted prices for similar assets and liabilities in active or inactive markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

■

Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the asset or liability and can include our own assumptions based upon the best available information.

We transfer investments in and out of Level 1, 2 and 3 securities as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the three months ended June 30, 2012 and 2011, there were no transfers in or out of Level 1, 2 and 3.

S-F-18

The following table presents the financial assets carried at fair value as of June 30 and March 31, 2012, by caption on our accompanying Condensed Consolidated Statements of Assets and Liabilities and by security type for each of the three applicable levels of hierarchy established by ASC 820 that we used to value our financial assets:

	AS OF JUNE 30, 2012			AS OF MARCH 31, 2012
	LEVEL 1	LEVEL 3	TOTAL RECURRING FAIR VALUE MEASUREMENT REPORTED IN CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES	LEVEL 1	LEVEL 3	TOTAL RECURRING FAIR VALUE MEASUREMENT REPORTED IN CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
Control Investments
Senior term debt	$—	$47,881	$47,881	$—	$47,880	$47,880
Senior subordinated term debt	—	62,899	62,899	—	60,149	60,149
Preferred equity	—	34,575	34,575	—	36,269	36,269
Common equity/equivalents	—	15,079	15,079	—	13,246	13,246

Total Control investments	—	160,434	160,434	—	157,544	157,544
Affiliate Investments
Senior term debt	—	33,309	33,309	—	37,844	37,844
Senior subordinated term debt	—	17,499	17,499	—	10,512	10,512
Preferred equity	—	9,617	9,617	—	10,400	10,400
Common equity/equivalents	—	20	20	—	75	75

Total Affiliate investments	—	60,445	60,445	—	58,831	58,831
Non-Control/Non-Affiliate Investments
Senior term debt	—	8,891	8,891	—	9,162	9,162
Common equity/equivalents	—	—	—	—	115	115

Total Non-Control/Non-Affiliate Investments	—	8,891	8,891	—	9,277	9,277

Total Investments at fair value	$—	$229,770	$229,770	$—	$225,652	$225,652
Cash Equivalents	85,000	—	85,000	85,000	—	85,000

Total Investments and Cash Equivalents	$85,000	$229,770	$314,770	$85,000	$225,652	$310,652

S-F-19

In accordance with ASU 2011-04, the following table provides quantitative information about our Level 3 fair value measurements of our investments as of June 30, 2012. In addition to the techniques and inputs noted in the table below, according to our valuation policy, we may also use other valuation techniques and methodologies when determining our fair value measurements. The below table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements. The weighted average calculations in the table below are based on the principal balances for all debt-related calculations and on the cost basis for all equity-related calculations for the particular input.

	QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
	FAIR VALUE AS OF JUNE 30, 2012	VALUATION TECHNIQUES/ METHODOLOGIES		UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE
Portfolio investments in controlled companies comprised of a bundle of investments	$140,688	TEV		EBITDA multiples (B) EBITDA (B)	5.2x – 8.5x ($496) – $6,957	6.6x $3,525
Portfolio investments in non-controlled companies comprised of a bundle of investments	85,913	TEV		EBITDA multiples (B) EBITDA (B)	4.4x – 9.1x ($150) – $6,693	6.6x $3,572
		SPSE	(A)	EBITDA (B) Risk Ratings (C)	($150) – $6,693 2.1 – 5.7	$3,380 4.7
Other investments	3,169

Total Fair Value for Level 3 Investments	$229,770

(A)

SPSE makes an independent assessment of the data we submit to them (which includes the financial and operational performance, as well as our internally assessed risk ratings of the portfolio companies – see footnote (C) below) and its own independent data to form an opinion as to what they consider to be the market values for our securities. With regard to its work, SPSE has stated that the data submitted to us is regarded as proprietary in nature.

(B)

Earnings before interest expense, taxes, depreciation and amortization (“EBITDA”) is an unobservable input which is generally based on the most recently available trailing twelve month financial statements submitted to us from the portfolio companies. EBITDA multiples, generally indexed in accordance with our valuation policy, represent our estimation of where market participants might price these investments. For our bundled debt and equity investments, the EBITDA and EBITDA multiples impact the TEV fair value determination and the value of the issuer’s debt, equity, or equity-like securities are valued in accordance with our liquidity waterfall approach.

(C)

As part of our valuation procedures, we risk rate all of our investments in debt securities. We use a proprietary risk rating system for all our proprietary debt securities. Our risk rating system uses a scale of 0 to 10, with 10 representing the lowest probability of default. The risk rating system covers both qualitative and quantitative aspects of the portfolio company business and the securities we hold.

Significant unobservable inputs generally included in our internally-assessed TEV models used to value our proprietary debt and equity investments are the portfolio company’s EBITDA and EBITDA multiples. Holding all other factors constant, increases (decreases) in the EBITDA and/or the EBITDA multiples inputs would result in a higher (lower) fair value measurement. Per our valuation policy, we generally use an indexed EBITDA multiple. EBITDA and EBITDA multiple inputs do not have to directionally correlate since EBITDA is a company performance metric and EBITDA multiples can be influenced by market, industry, size and other factors.

Changes in Level 3 Fair Value Measurements of Investments

The following tables provide the changes in fair value, broken out by security type, during the three months ended June 30, 2012 and 2011 for all investments for which we determine fair value using unobservable (Level 3) factors. When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (that is, components that are actively quoted and can be validated to external sources). In these

S-F-20

cases, we categorize all of the inputs as the lowest level input within the hierarchy. Accordingly, the gains and losses in the tables below include changes in fair value, due in part to observable factors that are part of the valuation methodology.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)

Period Ended June 30, 2012:

	SENIOR TERM DEBT	SENIOR SUBORDINATED TERM DEBT	PREFERRED EQUITY	COMMON EQUITY/ EQUIVALENTS	TOTAL
Three months ended June 30, 2012:
Fair value as of March 31, 2012	$94,886	$70,661	$46,669	$13,436	$225,652
Total (losses) gains:
Net realized losses (A) (D)	—	—	—	(46)	(46)
Net unrealized (depreciation) appreciation (B)	(4,990)	2,587	(4,956)	1,642	(5,717)
New investments, repayments and settlements (C):
Issuances / Originations	950	9,315	2,479	21	12,765
Settlements / Repayments	(765)	(2,165)	—	—	(2,930)
Sales (D)	—	—	—	46	46

Fair value as of June 30, 2012	$90,081	$80,398	$44,192	$15,099	$229,770

Period Ended June 30, 2011:

	SENIOR TERM DEBT	SENIOR SUBORDINATED TERM DEBT	PREFERRED EQUITY	COMMON EQUITY/ EQUIVALENTS	TOTAL
Three months ended June 30, 2011:
Fair value as of March 31, 2011	$58,627	$62,806	$25,398	$6,454	$153,285
Total gains (losses):
Net realized gains (A) (D)	—	5	—	5,734	5,739
Net unrealized appreciation (depreciation) (B)	1,357	(5,655)	4,832	527	1,061
Reversal of previously-recorded depreciation (appreciation) upon realization (B)	95	(14)	(686)	(5,508)	(6,113)
New investments, repayments and settlements (C):
Issuances / Originations	6	19,635	2,790	28	22,459
Settlements / Repayments	(2,153)	(915)	—	1	(3,067)
Sales (D)	—	—	(2,266)	(5,803)	(8,069)

Fair value as of June 30, 2011	$57,932	$75,862	$30,068	$1,433	$165,295

a)	Included in Net realized (loss) gain on our accompanying Condensed Consolidated Statements of Operations for the three months ended June 30, 2012 and 2011.
b)	Included in Net unrealized appreciation (depreciation) on our accompanying Condensed Consolidated Statements of Operations for the three months ended June 30, 2012 and 2011.

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c)

Includes increases in the cost basis of investments resulting from new portfolio investments, the amortization of discounts, PIK and other non-cash disbursements to portfolio companies; as well as decreases in the cost basis of investments resulting from principal repayments or sales, the amortization of premiums and acquisition costs, and other cost-basis adjustments.

d)	Included in Net realized gains (losses) and Sales are post-closing adjustments recorded in the current period related to exits from prior periods.

Investment Activity

During the three months ended June 30, 2012, the following significant transaction occurred:

■

In May 2012, we invested $9.5 million in a new Affiliate investment, Packerland Whey Products, Inc. (“Packerland”), through a combination of debt and equity. Packerland, headquartered in Luxemburg, Wisconsin, is a processor of raw fluid whey, specializing in the production of protein supplements for dairy and beef cattle.

Refer to Note 13, “Subsequent Events,” for investment activity occurring subsequent to June 30, 2012.

Investment Concentrations

As of June 30, 2012, we had investments in 18 portfolio companies located in a total of 13 states in 13 different industries with an aggregate fair value of $229.8 million, of which SOG Specialty K&T, LLC (“SOG”), Acme Cryogenics, Inc. (“Acme”), and Venyu Solutions, Inc. (“Venyu”), collectively, comprised approximately $79.9 million, or 34.8%, of our total investment portfolio, at fair value. The following table outlines our investments by security type at June 30 and March 31, 2012:

	JUNE 30, 2012				MARCH 31, 2012
	COST		FAIR VALUE		COST		FAIR VALUE
Senior term debt	$110,661	40.1%	$90,081	39.2%	$110,475	41.5%	$94,886	42.0%
Senior subordinated term debt	87,610	31.7	80,398	35.0	80,461	30.2	70,661	31.3
Preferred equity	73,264	26.5	44,192	19.2	71,084	26.6	46,669	20.7
Common equity/equivalents	4,695	1.7	15,099	6.6	4,375	1.7	13,436	6.0

Total investments	$276,230	100.0%	$229,770	100.0%	$266,395	100.0%	$225,652	100.0%

Investments at fair value consisted of the following industry classifications at June 30 and March 31, 2012:

	JUNE 30, 2012		MARCH 31, 2012
	FAIR VALUE	PERCENTAGE OF TOTAL INVESTMENTS	FAIR VALUE	PERCENTAGE OF TOTAL INVESTMENTS
Chemicals, Plastics, and Rubber	$47,127	20.5%	$46,793	20.7%
Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	32,615	14.2	30,770	13.6
Leisure, Amusement, Motion Pictures, Entertainment	30,554	13.3	30,096	13.3
Diversified/Conglomerate Manufacturing	25,414	11.1	29,017	12.9
Containers, Packaging, and Glass	24,895	10.8	24,332	10.8
Electronics	21,952	9.6	23,330	10.3
Beverage, Food and Tobacco	9,500	4.1	—	—
Buildings and Real Estate	8,891	3.9	9,277	4.1
Oil and Gas	8,755	3.8	9,684	4.3
Cargo Transport	8,716	3.8	13,017	5.8
Automobile	4,634	2.0	—	—
Aerospace and Defense	3,548	1.5	6,713	3.0
Home and Office Furnishings, Housewares, and Durable Consumer Products	3,169	1.4	2,623	1.2

Total Investments	$229,770	100.0%	$225,652	100.0%

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The investments, at fair value, were included in the following geographic regions of the U.S. as of June 30, 2012 and March 31, 2012:

	JUNE 30, 2012		MARCH 31, 2012
	FAIR VALUE	PERCENTAGE OF TOTAL INVESTMENTS	FAIR VALUE	PERCENTAGE OF TOTAL INVESTMENTS
South	$105,823	46.0%	$128,902	57.1%
West	75,715	33.0	59,112	26.2
Northeast	35,184	15.3	30,924	13.7
Midwest	13,048	5.7	6,714	3.0

Total Investments	$229,770	100.0%	$225,652	100.0%

The geographic region indicates the location of the headquarters for our portfolio companies. A portfolio company may have additional business locations in other geographic regions.

Investment Principal Repayments

The following table summarizes the contractual principal repayments and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, at June 30, 2012:

		AMOUNT
For the remaining nine months ending March 31:	2013	$39,363
For the fiscal year ending March 31:	2014	27,568
	2015	32,887
	2016	26,775
	2017	64,935
	Thereafter	7,000

	Total contractual repayments	$198,528
	Investments in equity securities	77,959
	Adjustments to cost basis on debt securities	(257)

	Total cost basis of investments held at June 30, 2012:	$276,230

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs that we incurred on behalf of portfolio companies and are included in other assets on our accompanying Condensed Consolidated Statements of Assets and Liabilities. We maintain an allowance for uncollectible receivables from portfolio companies, which is determined based on historical experience and management’s expectations of future losses. We charge the accounts receivable to the established provision when collection efforts have been exhausted and the receivables are deemed uncollectible. As of June 30 and March 31, 2012, we had gross receivables from portfolio companies of $0.4 million and $0.3 million, respectively. The allowance for uncollectible receivables was $0 at both June 30 and March 31, 2012.

NOTE 4. RELATED PARTY TRANSACTIONS

Investment Advisory and Management Agreement

We have entered into an investment advisory and management agreement with the Adviser (the “Advisory Agreement”), which is controlled by our chairman and chief executive officer. In accordance with the Advisory Agreement, we pay the Adviser certain fees as compensation for its services, such fees consisting of a base management fee and an incentive fee. On July 10, 2012, the Board of Directors approved the renewal of the Advisory Agreement through August 31, 2013.

S-F-23

The following table summarizes the management fees, incentive fees and associated credits reflected in our accompanying Condensed consolidated Statements of Operations:

	THREE MONTHS ENDED JUNE 30,
	2012	2011
Average total assets subject to base management fee	$238,200	$201,600
Multiplied by prorated annual base management fee of 2%	0.5%	0.5%

Base management fee (A)	1,191	1,008
Reduction for loan servicing fees	(868)	(677)

Adjusted base management fee	323	331
Credits for fees received by Adviser from the portfolio companies (A)	(184)	(215)

Net base management fee	$139	$116

Incentive fee (A)	$—	$19

(A)	Reflected as a line item on our accompanying Condensed Consolidated Statement of Operations.

Base Management Fee

The base management fee is payable quarterly and assessed at an annual rate of 2.0%, computed on the basis of the value of our average total assets at the end of the two most recently-completed quarters. Average total assets is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods. In addition, the following three items are adjustments to the base management fee calculation:

■	Loan Servicing Fees

The Adviser also services the loans held by Business Investment, in return for which it receives a 2.0% annual fee based on the monthly aggregate outstanding balance of loans pledged under our line of credit. Since we own these loans, all loan servicing fees paid to the Adviser are treated as reductions directly against the 2.0% base management fee under the Advisory Agreement.

■	Senior Syndicated Loan Fee Waiver

Our Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such senior syndicated loan participations, for the three months ended June 30, 2012 and 2011, to the extent applicable.

■	Portfolio Company Fees

Under the Advisory Agreement, the Adviser has also provided, and continues to provide, managerial assistance and other services to our portfolio companies and may receive fees for services other than managerial assistance. 50% of certain of these fees and 100% of other fees are credited against the base management fee that we would otherwise be required to pay to the Adviser.

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). We will pay the Adviser an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

■	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

■

100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

S-F-24

■	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains-based incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. No capital gains-based incentive fee has been recorded since our inception through June 30, 2012, as cumulative unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with GAAP, a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. No GAAP accrual for a capital gains-based incentive fee has been recorded since our inception through June 30, 2012.

As a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. Although neither we nor our Adviser receive fees in connection with managerial assistance, the Adviser provides other services to our portfolio companies and receives fees for these other services.

Administration Agreement

We have entered into an administration agreement (the “Administration Agreement”) with Gladstone Administration, LLC (the “Administrator”), an affiliate of the Adviser, whereby we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of the Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including, but not limited to, rent and the salaries and benefits expenses of our chief financial officer and treasurer, chief compliance officer, internal counsel and their respective staffs. Our allocable portion of administrative expenses is generally derived by multiplying the Administrator’s total allocable expenses by the percentage of our total assets at the beginning of the quarter in comparison to the total assets at the beginning of the quarter of all companies managed by the Adviser under similar agreements. On July 10, 2012, our Board of Directors approved the renewal of the Administration Agreement through August 31, 2013.

S-F-25

Related Party Fees Due

Amounts due to related parties on our accompanying Condensed Consolidated Statements of Assets and Liabilities were as follows:

	AS OF JUNE 30, 2012	AS OF MARCH 31, 2012
Base management fee due to Adviser	$123	$295
Loan servicing fee due to Adviser	196	218
Incentive fee credit from Adviser	—	(54)
Other	34	37

Total fees due to Adviser	$353	$496

Fee due to Administrator	$183	$218

Total related party fees due	$536	$714

NOTE 5. BORROWINGS

Line of Credit

On April 14, 2009, through our wholly-owned subsidiary, Business Investment, we entered into a second amended and restated credit agreement providing for a $50.0 million revolving line of credit (the “Credit Facility”) arranged by Branch Banking and Trust Company (“BB&T”) as administrative agent. Key Equipment Finance Inc. also joined the Credit Facility as a committed lender.

On April 13, 2010, we entered into a third amended and restated credit agreement which extended the maturity date of the Credit Facility to April 13, 2012. Advances under the Credit Facility generally bear interest at the 30-day London Interbank Offered Rate (“LIBOR”) (subject to a minimum rate of 2.0%), plus 4.5% per annum, with a commitment fee of 0.50% per annum on undrawn amounts when advances outstanding are above 50.0% of the commitment and 1.0% on undrawn amounts if the advances outstanding are below 50.0% of the commitment.

On October 26, 2011, we entered into a fourth amended and restated credit agreement to increase the commitment amount under the Credit Facility to $60.0 million, reduce the interest rate and extend the maturity date. Subject to certain terms and conditions, the Credit Facility may be expanded up to a total of $175.0 million through the addition of other committed lenders to the facility. The Credit Facility matures on October 25, 2014 (the “Maturity Date”), and, if not renewed or extended by the Maturity Date, all principal and interest will be due and payable on or before October 25, 2015 (one year after the Maturity Date). Advances under the Credit Facility will generally bear interest at 30-day LIBOR, plus 3.75% per annum, with an unused fee of 0.50% on undrawn amounts. There are two one-year extension options, to be agreed upon by all parties, which may be exercised, subject to compliance with the covenants set forth in the credit agreement, on or before October 26, 2012 and October 26, 2013, as applicable.

The following tables summarize noteworthy information related to our Credit Facility:

	AS OF JUNE 30, 2012	AS OF MARCH 31, 2012
Commitment amount	$60,000	$60,000
Borrowings outstanding at cost	31,000	—
Availability	28,349	58,399

	FOR THE THREE MONTHS ENDED JUNE 30,
	2012		2011
Weighted average borrowings outstanding	$791		$—
Effective interest rate (A)	41.9	% (B)	NM	(C)
Commitment (unused) fees incurred	$75		$126

S-F-26

(A)	Excludes the impact of deferred financing fees.
(B)

Due to limited borrowings outstanding, the commitment (unused) fees significantly increase the effective interest rate. The stated interest rate on advances will generally bear interest at 30-day LIBOR plus 3.75% per annum.

(C)	NM = Not Meaningful

Interest is payable monthly during the term of the Credit Facility. Available borrowings are subject to various constraints imposed under the Credit Facility, based on the aggregate loan balance pledged by Business Investment, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.

The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with The Bank of New York Mellon Trust Company, N.A as custodian. BB&T is the trustee of the account and remits the collected funds to us once a month.

The Credit Facility contains covenants that require Business Investment to maintain its status as a separate legal entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict certain material changes to our credit and collection policies without the lenders’ consent. The Credit Facility also limits payments on distributions to the aggregate net investment income for each of the twelve-month periods ending March 31, 2012, 2013, 2014 and 2015. Business Investment is also subject to certain limitations on the type of loan investments it can apply toward availability credit in the borrowing base, including restrictions on geographic concentrations, sector concentrations, loan size, dividend payout, payment frequency and status, average life and lien property. The Credit Facility further requires Business Investment to comply with other financial and operational covenants, which obligate Business Investment to, among other things, maintain certain financial ratios, including asset and interest coverage, a minimum net worth and a minimum number of obligors required in the borrowing base of the credit agreement. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in the Credit Facility to include our Term Preferred Stock) of $155.0 million plus 50% of all equity and subordinated debt raised after October 26, 2011, (ii) “asset coverage” with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Section 18 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of June 30, 2012, and as defined in the performance guaranty of our Credit Facility, we had a minimum net worth of $240.9 million, an asset coverage of 230% and an active status as a BDC and RIC. Our Credit Facility requires a minimum of 12 obligors in the borrowing base, and as of June 30, 2012, Business Investment had 15 obligors. As of June 30, 2012, we were in compliance with all of the Credit Facility covenants.

Short-Term Loan

Similar to previous quarter ends, to maintain our status as a RIC, we purchased $85.0 million of short-term U.S. Treasury Bills (“T-Bills”) through Jefferies & Company, Inc. (“Jefferies”) on June 28, 2012. As these T-Bills have a maturity of less than three months, we consider them to be cash equivalents and include them in Cash and cash equivalents on our accompanying Condensed Consolidated Statement of Assets and Liabilities as of June 30, 2012. The T-Bills were purchased on margin using $9.0 million in cash and the proceeds from a $76.0 million short-term loan from Jefferies with an effective annual interest rate of approximately 0.67%. On July 5, 2012, when the T-Bills matured, we repaid the $76.0 million loan from Jefferies, and on July 6, 2012, we received back the $9.0 million margin payment sent to Jefferies to complete the transaction.

S-F-27

Fair Value

We elected to apply ASC 825, “Financial Instruments,” specifically for our Credit Facility and short-term loan, which was consistent with the application of ASC 820 to our investments. Generally, we estimate the fair value of our Credit Facility using estimates of value provided by an independent third party and our own assumptions in the absence of observable market data, including estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. Additionally, due to the eight-day duration of the short-term loan, cost was deemed to approximate fair value. At each of June 30 and March 31, 2012, all of our borrowings were valued using Level 3 inputs. The following tables present the short-term loan and Credit Facility carried at fair value as of June 30 and March 31, 2012, by caption on our accompanying Condensed Consolidated Statements of Assets and Liabilities for Level 3 of the hierarchy established by ASC 820 and a roll-forward of the changes in fair value during the three months ended June 30, 2012 and 2011:

	LEVEL 3—BORROWINGS
	TOTAL RECURRING FAIR VALUE MEASUREMENT REPORTED IN CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
	JUNE 30, 2012	MARCH 31, 2012
Short-Term Loan	$76,010	$76,005
Credit Facility	31,492	—

Total	$107,502	$76,005

	SHORT-TERM LOAN	CREDIT FACILITY	TOTAL FAIR VALUE REPORTED IN CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
Three months ended June 30, 2012:
Fair value at March 31, 2012	$76,005	$—	$76,005
Borrowings	76,010	31,000	107,010
Repayments	(76,005)	—	(76,005)
Net unrealized appreciation (A)	—	492	492

Fair value at June 30, 2012	$76,010	$31,492	$107,502

Three months ended June 30, 2011:
Fair value at March 31, 2011	$40,000	$—	$40,000
Borrowings	40,000	—	40,000
Repayments	(40,000)	—	(40,000)

Fair value at June 30, 2011	$40,000	$—	$40,000

(A)	Included in net unrealized (depreciation) appreciation on our accompanying Condensed Consolidated Statement of Operations for the three months ended June 30, 2012.

The fair value of the collateral under our Credit Facility was approximately $221.6 million and $228.3 million at June 30 and March 31, 2012, respectively. The fair value of the collateral under the short-term loan was approximately $85.0 million as of both June 30 and March 31, 2012.

NOTE 6. INTEREST RATE CAP AGREEMENTS

We have entered into multiple interest rate cap agreements with BB&T that effectively limit the interest rate on a portion of the borrowings under the line of credit pursuant to the terms of our Credit Facility. The agreements provide that the interest rate on a portion of our borrowings is capped at a certain interest rate when 30-day LIBOR is in excess of that certain interest rate. The fair value of the interest rate cap agreements is recorded in other assets on our accompanying Condensed Consolidated Statements of Assets and Liabilities. We record changes in the fair value of the interest rate cap agreements quarterly based on the current market valuations at quarter end as net

S-F-28

unrealized appreciation (depreciation) of other on our accompanying Condensed Consolidated Statements of Operations. Generally, we will estimate the fair value of our interest rate caps using estimates of value provided by the counterparty and our own assumptions in the absence of observable market data, including estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. At both June 30 and March 31, 2012, our interest rate cap agreements were valued using Level 3 inputs. The following table summarizes the key terms of each interest rate cap agreement:

					AS OF JUNE 30, 2012			AS OF MARCH 31, 2012
INTEREST RATE CAP (A)	NOTIONAL AMOUNT	LIBOR CAP	EFFECTIVE DATE	MATURITY DATE	COST		FAIR VALUE	COST	FAIR VALUE
April 2010	$45,000	6.0%	May 2011	May 2012	$—	(B)	$—	$41	$—
December 2011	50,000	6.0	May 2012	October 2013	29		2	29	2

(A)	Indicates date we entered into the interest rate cap agreement with BB&T.
(B)	In May 2012, upon expiration of the April 2010 cap, we recognized a realized loss of $41.

The use of a cap agreement involves risks that are different from those associated with ordinary portfolio securities transactions. Cap agreements may be considered to be illiquid. Although we will not enter into any such agreements unless we believe that the other party to the transaction is creditworthy, we do bear the risk of loss of the amount expected to be received under such agreements in the event of default or bankruptcy of the agreement counterparty.

NOTE 7. MANDATORILY REDEEMABLE PREFERRED STOCK

On March 6, 2012, we completed a public offering of 1,400,000 shares of 7.125% Series A Cumulative Term Preferred Stock (our “Term Preferred Stock”) at a public offering price of $25.00 per share. Gross proceeds totaled $35.0 million and net proceeds, after deducting underwriting discounts and offering expenses borne by us, were $33.2 million, a portion of which was used to repay borrowings under our Credit Facility, with the remaining proceeds being held to make additional investments and for general corporate purposes. In connection with the offering, the underwriters exercised their option to purchase an additional 200,000 shares of our Term Preferred Stock to cover over-allotments, which resulted in gross proceeds of $5.0 million and net proceeds, after deducting underwriting discounts, of $4.8 million. These proceeds are also being held to make additional investments and for general corporate purposes. We incurred $2.0 million in total offering costs related to these transactions, which have been recorded as deferred financing costs on our Condensed Consolidated Statements of Assets and Liabilities and will be amortized over the redemption period ending February 28, 2017.

The shares have a redemption date of February 28, 2017, and are traded under the ticker symbol GAINP on The NASDAQ Global Select Market. The Term Preferred Stock is not convertible into our Common Stock or any other security. The Term Preferred Stock provides for a fixed dividend equal to 7.125% per year, payable monthly (which equates to approximately $2.9 million per year). We are required to redeem all of the outstanding Term Preferred Stock on February 28, 2017, for cash at a redemption price equal to $25.00 per share, plus an amount equal to accumulated but unpaid dividends, if any, to, but excluding, the date of redemption. In addition, there are three other potential redemption triggers: 1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of the outstanding Term Preferred Stock, 2) if we fail to maintain an asset coverage ratio of at least 200%, we are required to redeem a portion of the outstanding Term Preferred Stock or otherwise cure the ratio redemption trigger and 3) at our sole option, at any time on or after February 28, 2016, we may redeem some or all of the Term Preferred Stock.

S-F-29

Our Board of Directors declared the following monthly distribution to preferred stockholders for the three months ended June 30, 2012:

FISCAL YEAR	TIME PERIOD	DECLARATION DATE	RECORD DATE	PAYMENT DATE	DISTRIBUTION PER TERM PREFERRED SHARE
2013	April 1—30	April 11, 2012	April 20, 2012	April 30, 2012	$0.1484375
	May 1—31	April 11, 2012	May 18, 2012	May 31, 2012	0.1484375
	June 1—30	April 11, 2012	June 20, 2012	June 29, 2012	0.1484375

	Three months ended June 30, 2012:				$0.4453125

In accordance with ASC 480, “Distinguishing Liabilities from Equity,” mandatorily redeemable financial instruments should be classified as liabilities on the balance sheet and, therefore, the related dividend payments are treated as dividend expense on our Condensed Consolidated Statements of Operations at the ex-dividend date.

Aggregate Term Preferred Stock distributions declared and paid for the three months ended June 30, 2012 and 2011 were approximately $0.7 million and $0, respectively. The tax character of distributions paid by us to preferred stockholders is from ordinary income.

NOTE 8. COMMON STOCK

We filed a registration statement on Form N-2 (File No. 333-181879) with the SEC on June 4, 2012, and subsequently filed a Pre-effective Amendment No. 1 to the registration statement on July 17, 2012 and which the SEC declared effective on July 26, 2012. The registration statement will permit us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of Common Stock, preferred stock, subscription rights, debt securities and warrants to purchase Common Stock, including through a combined offering of such securities.

NOTE 9. NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE

The following table sets forth the computation of basic and diluted net (decrease) increase in net assets resulting from operations per weighted average common share for the three months ended June 30, 2012 and 2011:

	THREE MONTHS ENDED JUNE 30,
	2012	2011
Numerator for basic and diluted net (decrease) increase in net assets resulting from operations per common share	$(3,017)	$4,187

Denominator for basic and diluted weighted average common shares	22,080,133	22,080,133

Basic and diluted net (decrease) increase in net assets resulting from operations per weighted average common share	$(0.13)	$0.19

NOTE 10. DISTRIBUTIONS TO COMMON STOCKHOLDERS

We are required to pay out as distributions 90% of our ordinary income and short-term capital gains for each taxable year in order to maintain our status as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. It is our policy to pay out as a distribution up to 100% of those amounts. The amount to be paid out as a distribution is determined by our Board of Directors each quarter and is based on our estimated taxable income by management. Based on that estimate, three monthly distributions are declared each quarter.

S-F-30

Our Board of Directors declared the following monthly distributions to common stockholders for the three months ended June 30, 2012 and 2011:

FISCAL YEAR	DECLARATION DATE	RECORD DATE	PAYMENT DATE	DISTRIBUTION PER COMMON SHARE
2013	April 11, 2012	April 20, 2012	April 30, 2012	$0.050
	April 11, 2012	May 18, 2012	May 31, 2012	0.050
	April 11, 2012	June 20, 2012	June 29, 2012	0.050

	Three months ended June 30, 2012:			$0.150

2012	April 12, 2011	April 22, 2011	April 29, 2011	$0.045
	April 12, 2011	May 20, 2011	May 31, 2011	0.045
	April 12, 2011	June 20, 2011	June 30, 2011	0.045

	Three months ended June 30, 2011:			$0.135

Aggregate common distributions declared quarterly and paid for the three months ended June 30, 2012 and 2011 were approximately $3.3 million and $3.0 million, respectively, which were declared based on estimates of net investment income for the respective fiscal years. For the fiscal year ended March 31, 2012, taxable income available for common distributions exceeded distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $0.7 million of the first common distribution paid in fiscal year 2013 as having been paid in the prior year.

NOTE 11. COMMITMENTS AND CONTINGENCIES

At June 30, 2012, we have lines of credit commitments to certain of our portfolio companies that have not been fully drawn. Since these lines of credit have expiration dates and we expect many will never be fully drawn, the total line of credit commitment amounts do not necessarily represent future cash requirements.

In addition to the lines of credit to certain portfolio companies, we have also extended certain guarantees on behalf of some of our portfolio companies. As of June 30, 2012, we have not been required to make any payments on the guarantees discussed below, and we consider the credit risk to be remote and the fair values of the guarantees to be minimal.

■

In October 2008, we executed a guarantee of a vehicle finance facility agreement (the “Finance Facility”) between Ford Motor Credit Company (“Ford”) and ASH. The Finance Facility provides ASH with a line of credit of up to $0.5 million for component Ford parts used by ASH to build truck bodies under a separate contract. Ford retains title and ownership of the parts. The guarantee of the Finance Facility will expire upon termination of the separate parts supply contract with Ford or upon replacement of us as guarantor.

■

In February 2010, we executed a guarantee of a wholesale financing facility agreement (the “Floor Plan Facility”) between Agricredit Acceptance, LLC (“Agricredit”) and CCE. The Floor Plan Facility provides CCE with financing of up to $2.0 million to bridge the time and cash flow gap between the order and delivery of golf carts to customers. The guarantee was renewed in February 2011 and again in February 2012 and expires in February 2013, unless it is renewed again by us, CCE and Agricredit. In connection with this guarantee and its subsequent renewals, we recorded aggregate premiums of $0.2 million from CCE.

■

In April 2010, we executed a guarantee of vendor recourse for up to $2.0 million in individual customer transactions (the “Recourse Facility”) between Wells Fargo Financial Leasing, Inc. and CCE. The Recourse Facility provides CCE with the ability to provide vendor recourse up to a limit of $2.0 million on transactions with long-time customers who lack the financial history to qualify for third-party financing. The terms to maturity of these individual transactions range from October 2014 to October 2016. In connection with this guarantee, we received aggregate premiums of $0.1 million from CCE.

S-F-31

We estimated the fair value of such unused commitments and guarantees as of June 30 and March 31, 2012 to be minimal; and therefore, they are not recorded on our accompanying Condensed Consolidated Statements of Assets and Liabilities. The following table summarizes the dollar balance of unused line of credit commitments and guarantees as of June 30 and March 31, 2012:

	AS OF JUNE 30, 2012	AS OF MARCH 31, 2012
Unused line of credit commitments	$821	$1,671
Guarantees	4,434	4,748

Total	$5,255	$6,419

Escrow Holdbacks

From time to time, we will enter into arrangements as it relates to exits of certain investments whereby specific amounts of the proceeds are held in escrow in order to be used to satisfy potential obligations as stipulated in the sales agreements. We record escrow amounts in restricted cash on our accompanying Condensed Consolidated Statements of Assets and Liabilities. We establish a contingent liability against the escrow amounts if we determine that it is probable and estimable that a portion of the escrow amounts will not be ultimately received at the end of the escrow period. The aggregate contingent liability amounted recorded against the escrow amounts was $0.6 million as of both June 30 and March 31, 2012, and is included in other liabilities on our accompanying Condensed Consolidated Statements of Assets and Liabilities.

NOTE 12. FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED JUNE 30,
	2012	2011
Per Common Share Data
Net asset value at beginning of period (A)	$9.38	$9.00
Net investment income (B)	0.15	0.16
Realized gain on sale of investments and other (B)	—	0.26
Net unrealized depreciation of investments and other (B)	(0.28)	(0.23)

Total from investment operations (B)	(0.13)	0.19
Cash distributions from net investment income (B) (C)	(0.15)	(0.13)

Net asset value at end of period (A)	$9.10	$9.06

Per share market value at beginning of period	$7.57	$7.79
Per share market value at end of period	7.39	7.14
Total return (D)	(0.38)%	(6.67)%
Shares outstanding at end of period	22,080,133	22,080,133

Statement of Assets and Liabilities Data:
Net assets at end of period	$200,887	$200,035
Average net assets (E)	204,858	198,324

Senior Securities Data (F):
Total borrowings, at cost	$107,010	$—
Mandatorily redeemable preferred stock	40,000	40,000
Asset coverage ratio (G)	230%	537%
Average coverage per unit (H)	$2,300	$5,371

Ratios/Supplemental Data:
Ratio of expenses to average net assets (I) (J)	5.57%	3.99%
Ratio of net expenses to average net assets (I) (K)	5.21%	3.55%
Ratio of net investment income to average net assets (I)	6.32%	7.06%

S-F-32

(A)	Based on actual shares outstanding at the end of the corresponding period.
(B)	Based on weighted average per basic share data.
(C)	Distributions are determined based on taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP.
(D)

Total return equals the change in the market value of our Common Stock from the beginning of the period, taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan. Total return does not take into account distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, please refer to Note 10—Distributions to Common Stockholders.

(E)	Calculated using the average balance of net assets at the end of each month of the reporting period.
(F)	The 1940 Act currently permits us to issue senior securities representing indebtedness and senior securities that are stock, to which we refer to as “senior securities.”
(G)

As a BDC, we are generally required to maintain an asset coverage ratio (as defined in Section 18(h) of the 1940 Act) of at least 200% on our senior securities representing indebtedness and our senior securities that are stock. Our mandatorily redeemable preferred stock is a senior security that is stock.

(H)	Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.
(I)	Amounts are annualized.
(J)	Ratio of expenses to average net assets is computed using expenses before credits from the Adviser.
(K)	Ratio of net expenses to average net assets is computed using total expenses net of credits to the management fee.

NOTE 13. SUBSEQUENT EVENTS

Portfolio Activity

Subsequent to June 30, 2012, the following transaction occurred:

■

In July 2012, we invested $22.5 million in a new Control investment, Ginsey Holdings, Inc. (“Ginsey”), through a combination of debt and equity. Ginsey, headquartered in Bellmawr, New Jersey, designs and markets a broad line of branded juvenile and adult bath products.

Short-Term Loan

On June 28, 2012, we purchased $85.0 million of T-Bills through Jefferies. The T-Bills were purchased on margin using $9.0 million in cash and the proceeds from a $76.0 million short-term loan from Jefferies with an effective annual interest rate of approximately 0.67%. On July 5, 2012, when the T-Bills matured, we repaid the $76.0 million loan from Jefferies, and on July 6, 2012, we received the $9.0 million margin payment sent to Jefferies to complete the transaction.

Registration Statement

We filed a registration statement on Form N-2 (File No. 333-181879) with the SEC on June 4, 2012, and subsequently filed a Pre-effective Amendment No. 1 to the registration statement on July 17, 2012 and which the SEC declared effective on July 26, 2012. The registration statement will permit us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of Common Stock, preferred stock, subscription rights, debt securities and warrants to purchase Common Stock, including through a combined offering of such securities.

Distributions

On July 10, 2012, our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

RECORD DATE	PAYMENT DATE	DISTRIBUTION PER COMMON SHARE	DISTRIBUTION PER TERM PREFERRED SHARE
July 20, 2012	July 31, 2012	$0.05	$0.1484375
August 22, 2012	August 31, 2012	0.05	0.1484375
September 19, 2012	September 28, 2012	0.05	0.1484375

	Total for the Quarter:	$0.15	$0.4453125

The July and August distributions have been paid.

S-F-33

Co-Investment Order

In an order dated July 26, 2012, the SEC granted us the relief sought in the exemptive application we had previously filed with the SEC that expands our ability to co-invest with certain affiliates by permitting us, under certain circumstances, to co-invest with Gladstone Capital Corporation and any future business development company or closed-end management investment company that is advised by our Adviser (or sub-advised by our Adviser if it controls the fund) or any combination of the foregoing.

S-F-34

PROSPECTUS

$300,000,000

COMMON STOCK

PREFERRED STOCK

SUBSCRIPTION RIGHTS

WARRANTS

DEBT SECURITIES

We may offer, from time to time, up to $300,000,000 aggregate initial offering price of our common stock, $0.001 par value per share, preferred stock, $0.001 par value per share, subscription rights, warrants representing rights to purchase shares of our common stock, or debt securities, or a combined offering of these securities, which we refer to in this prospectus collectively as our Securities, in one or more offerings. The Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. In the case of our common stock and warrants or rights to acquire such common stock hereunder, the offering price per share of our common stock by us, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the holders of the majority of our outstanding stock, or (iii) under such other circumstances as the U.S. Securities and Exchange Commission (“SEC”) may permit. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The NASDAQ Global Select Market (“NASDAQ”) under the symbol “GAIN.” As of July 16, 2012, the last reported sales price of our common stock was $7.67. Our 7.125% Series A Cumulative Term Preferred Stock is traded on NASDAQ under the symbol “GAINP.” As of July 16, 2012, the last reported sales price of our 7.125% Series A Cumulative Term Preferred Stock was $25.40.

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. Additional information about us, including our annual, quarterly and current reports, has been filed with the Securities and Exchange Commission. This information is available free of charge on our corporate website located at http://www.gladstoneinvestment.com. See “Additional Information.” This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

An investment in our Securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled “Risk Factors ,” which begins on page 9. Common shares of closed-end investment companies frequently trade at a discount to their net asset value per share and this may increase the risk of loss of purchasers of our Securities. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

The Securities being offered have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

July 26, 2012

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

PROSPECTUS SUMMARY

The following summary contains basic information about this offering. It likely does not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred. Except where the context suggests otherwise, the terms “we,” “us,” “our,” the “Company” and “Gladstone Investment” refer to Gladstone Investment Corporation; “Adviser” refers to Gladstone Management Corporation; “Administrator” refers to Gladstone Administration, LLC; “Gladstone Commercial” refers to Gladstone Commercial Corporation; “Gladstone Capital” refers to Gladstone Capital Corporation; “Gladstone Land” refers to Gladstone Land Corporation; “Gladstone Securities” refers to Gladstone Securities, LLC; and “Gladstone Companies” refers to our Adviser and its affiliated companies.

GLADSTONE INVESTMENT CORPORATION

General

We were incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005. On June 22, 2005, we completed an initial public offering and commenced operations. We were primarily established for the purpose of investing in subordinated loans, mezzanine debt, preferred stock and warrants to purchase common stock of small and medium-sized United States, or U.S., companies in connection with buyouts and other recapitalizations. When we invest in buyouts we generally do so with the management team of the portfolio companies and with other buyout funds. We also sometimes invest in senior secured loans, common stock and, to a much lesser extent, senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments. We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, which we refer to as the 1940 Act. For federal income tax purposes, we have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code.

Our Investment Adviser and Administrator

Gladstone Management Corporation, our Adviser, is our affiliate and investment adviser, led by a management team which has extensive experience in our line of business. One of our Adviser’s affiliates, Gladstone Administration, LLC, a privately-held company that we refer to as our Administrator, employs our chief financial officer, chief compliance officer, internal legal counsel and their respective staffs. All of our executive officers serve as either directors or executive officers, or both, of Gladstone Capital, a publicly traded BDC and RIC. Excluding our chief financial officer and treasurer, all of our executive officers serve as either directors or executive officers, or both, of Gladstone Commercial, a publicly traded real estate investment trust; our Adviser; and our Administrator.

Our Adviser and Administrator also provide investment advisory and administrative services, respectively, to certain of our affiliates, including, but not limited to, Gladstone Commercial; Gladstone Capital; Gladstone Partners Fund, L.P. (“Gladstone Partners”), a private partnership fund formed primarily to co-invest with us and Gladstone Capital; Gladstone Land, a private agricultural real estate company owned by David Gladstone, our chairman and chief executive officer; and Gladstone Lending Corporation (“Gladstone Lending”), a private corporation that was formed primarily to invest in first and second lien term loans and has filed a registration statement on Form N-2 with the Securities and Exchange Commission, or SEC, but has not yet commenced operations. In the future, our Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds, both public and private.

We have been externally managed by our Adviser pursuant to an investment advisory and management agreement since our inception (“Advisory Agreement”). Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Our Adviser is headquartered in McLean, Virginia, a suburb of Washington, D.C., and our Adviser also has offices in several other states.

Our Investment Strategy

We seek to achieve returns through current income generated from senior, subordinated and mezzanine debt, and capital gains from the sale of preferred stock, warrants to purchase common stock and common stock that we purchase in connection with buyouts and recapitalizations of small and mid-sized companies with established management teams. We seek to make investments that generally range between $10 million and $40 million, although investment size may vary proportionately as the size of our capital base changes. Typically, our investments mature in no more than seven years and accrue interest at fixed or variable rates with floors in place. We invest either by ourselves or jointly with other buyout funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were to be investing alone. Because we expect that the majority of our portfolio loans will consist of term debt of private companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most of the debt securities we acquire will be unrated. We cannot accurately predict what ratings these loans might receive if they were rated, and thus cannot determine whether or not they could be considered “investment grade” quality. However, for loans that lack a rating by a credit rating agency, investors should assume that these loans will be below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds, and may be considered high risk compared to investment grade debt instruments.

We expect that our target portfolio over time will include mostly subordinated loans, mezzanine debt, preferred stock, common stock and warrants to buy common stock. Structurally, subordinated loans and mezzanine loans usually rank lower in priority of payment to senior debt, such as senior bank debt, and may be unsecured. However, subordinated debt and mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Typically, subordinated debt and mezzanine loans have elements of both debt and equity instruments, offering returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity position. Due to its higher risk profile and often less restrictive covenants as compared to senior debt, mezzanine debt generally earns a higher return than senior secured debt. Any warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Warrants associated with mezzanine debt also may include a “put” feature, which permits the holder to sell the warrants back to the borrower at a price determined through a pre-determined formula.

THE OFFERING

We may offer, from time to time, up to $300,000,000 of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements. In the case of our common stock and warrants or rights to acquire such common stock hereunder in any offering, the offering price per share, exclusive of any distribution commission or discount, will not be less than the net asset value (“NAV”) per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. If we were to sell shares of our common stock below our then current NAV per share, such sales would result in an immediate dilution to the NAV per share. Such a share issuance would also cause a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers.

The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

Set forth below is additional information regarding the offering of our Securities:

Common Stock Trading Symbol (NASDAQ)	GAIN

7.125% Series A Cumulative Term Preferred Stock Trading Symbol (NASDAQ)	GAINP

Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities first to pay down existing short-term debt, then to make investments in buyouts and recapitalizations of small and mid-sized companies in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. See “Use of Proceeds.”

Dividends and Distributions	We have paid monthly distributions to the holders of our common stock since July 2005 and intend to continue to do so. We made our first distribution on our term preferred stock in March 2012, and have made monthly distributions thereafter. The amount of the monthly distribution on our common stock is determined by our Board of Directors on a quarterly basis and is based on our estimate of our annual investment company taxable income and net short-term taxable capital gains, if any. See “Price Range of Common Stock and Distributions.” Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms.

Taxation	We intend to continue to elect to be treated for federal income tax purposes as a RIC. So long as we continue to qualify, we generally will pay no corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Material U.S. Federal Income Tax Considerations.”

Trading at a Discount	Shares of closed-end investment companies frequently trade at a discount to their NAV. The possibility that our shares may trade at such discount to our NAV is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our shares will trade above, at or below NAV, although during the past three years, our common stock has consistently traded, and at times significantly, below net asset value.

Certain Anti-Takeover Provisions	Our Board of Directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain provisions of Delaware law and other measures we have adopted. See “Certain Provisions of Delaware Law and of Our Certificate of Incorporation and Bylaws.”

Dividend Reinvestment Plan	We have a dividend reinvestment plan for our common stockholders. This is an “opt in” dividend reinvestment plan, meaning that stockholders may elect to have their cash dividends automatically reinvested in additional shares of our common stock. Stockholders who do not so elect will receive their dividends in cash. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Management Arrangements	Gladstone Management Corporation serves as our investment adviser, and Gladstone Administration, LLC serves serve as our administrator. For a description of our Adviser, our Administrator, the Gladstone Companies and our contractual arrangements with these companies, see “Management—Certain Transactions—Investment Advisory and Management Agreement,” “Management—Certain Transactions—Administration Agreement” and “Management—Certain Transactions—Loan Servicing Agreement.”

Risks of Losing Tax Status and External Financing Constraints	For each quarter end since June 30, 2009, we satisfied the 50% threshold of the asset diversification test applicable to RICs under the Code to maintain RIC status, in part, through the purchase of short-term qualified securities, which was funded primarily through a short-term loan agreement. Subsequent to each of the measurement dates, the short-term qualified securities matured and we repaid the short-term loan, at which time we again fell below the 50% threshold. As a result, we may become subject to corporate-level taxation. See “Risk Factors—We currently do not meet the 50% threshold of the asset diversification test applicable to RICs under the Code. If we make any additional investment in the future, including advances under outstanding lines of credit to our portfolio companies, and remain below this threshold as of September 30, 2012, or any subsequent quarter end, we would lose our RIC status unless we are able to cure such failure within 30 days of the quarter end.” and “Risk Factors—In recent years, creditors have significantly curtailed their lending to BDCs, including us. Any inability to renew, extend or replace our line of credit on terms favorable to us, or at all, could adversely impact our liquidity and ability to fund new investments or maintain distributions to our stockholders.”

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Gladstone Investment,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Investment. The following percentages were calculated based on actual expenses incurred in the quarter ended March 31, 2012, and average net assets for the quarter ended March 31, 2012.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)(1)	—%
Offering expenses (as a percentage of offering price)(1)	—%
Dividend reinvestment plan expenses(2)	None
Total stockholder transaction expenses(1)	—%
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees(3)	2.08
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(4)	—
Interest payments on borrowed funds(5)	0.35
Dividend expense on mandatorily redeemable preferred stock (6)	1.55
Other expenses(7)	1.24%

Total annual expenses(7)	5.20%

(1)	The amounts set forth in the table above do not reflect the impact of any sales load or other offering expenses borne by Gladstone Investment and its stockholders. The prospectus supplement relating to an offering of securities pursuant to this prospectus will disclose the estimated offering price and the estimated offering expenses and total stockholder transaction expenses borne by Gladstone Investment and its stockholders as a percentage of the offering price. In the event that securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will also disclose the applicable sales load.
(2)	The expenses of the reinvestment plan are included in stock record expenses, a component of “Other expenses.” We do not have a cash purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” for information on the dividend reinvestment plan.
(3)	Our annual base management fee is 2% (0.5% quarterly) of our average gross assets, which are defined as total assets of Gladstone Investment, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. For the quarter ended March 31, 2012, our Adviser voluntarily agreed to waive the annual base management fee of 2% to 0.5% for those senior syndicated loans that we purchase using borrowings from our credit facility. However, because we held no senior syndicated loans purchased using borrowings under our credit facility during the quarter ended March 31, 2012, the waiver did not impact our expenses for that period, as reflected in the table above. See “Management—Certain Transactions—Investment Advisory and Management Agreement” and footnote 4 below.
(4)

The incentive fee consists of two parts: an income-based fee and a capital gains-based fee. The income-based fee is payable quarterly in arrears, and equals 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate of our net assets, subject to a “catch-up” provision measured as of the end of each calendar quarter. The “catch-up” provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide our Adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The income-based incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the income-based incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 3 above). The capital gains-based incentive fee equals 20% of our net realized capital gains since our inception, if any, computed net of all realized capital losses and unrealized capital depreciation since our inception, less any prior payments, and is payable at the end of each fiscal year. For the quarter ended March 31, 2012, we did not generate sufficient pre-incentive fee net investment income to trigger the payment of an income-based incentive fee, nor capital gains sufficient to trigger a capital gains-based incentive fee. As a result, there was no incentive fee payable for the quarter ended March 31, 2012.

Examples of how the incentive fee would be calculated are as follows:

•	Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

•	Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:

= 100% × (2.00% – 1.75%)

= 0.25%

•	Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:

= (100% × (“catch-up”: 2.1875% – 1.75%)) + (20%× (2.30% – 2.1875%))

= (100% × 0.4375%) + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

•	Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:

= 20% × (6% – 1%)

= 20% × 5%

= 1%

For a more detailed discussion of the calculation of the two-part incentive fee, see “Management—Certain Transactions—Investment Advisory and Management Agreement.”

(5)

Includes deferred financing costs. We renewed our revolving credit facility for a three year period, effective October 26, 2011, under which our borrowing capacity is $60 million (“Credit Facility”). We have drawn down on this Credit Facility and we expect to borrow additional funds in the future up to an amount so that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of our senior securities. Interest expense for the quarter assumes that no borrowings were outstanding during the quarter, reflecting the assumptions that (i) the Term Preferred Stock (defined in footnote 5) was outstanding over the entire period, and the (ii) a portion of the net proceeds from the offering of the Term Preferred Stock was used to repay all outstanding borrowings under the Credit Facility (the balance on the Credit Facility during the quarter never exceeded the net proceeds from the Term Preferred Stock offering). Assuming that we borrowed $60 million throughout the quarter, based on the interest rate of 1-month LIBOR plus an additional fee related to borrowings of 3.75%, for an aggregate rate of 4.08% under the renewed terms of our Credit Facility, interest payments and amortization of deferred financing costs on borrowed funds would have been 1.38% of our average net assets for the quarter ended March 31, 2012.
(6)	In March 2012, we completed a public offering of 7.125% Series A Cumulative Term Preferred Stock, par value $0.001 per share, or the Term Preferred Stock, at a public offering price of $25.00 per share. In the offering, we issued 1.6 million shares of Term Preferred Stock. Dividend expense assumes the Term Preferred Stock was outstanding over the entire period. Also included in this line item is the amortization of the offering costs related to our term preferred stock offering. In addition, See “Description of Our Securities—Series A Term Preferred Stock” for additional information.
(7)	Includes our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the administration agreement. See “Management—Certain Transactions—Administration Agreement.”

Example

The following examples demonstrate the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Securities. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. The amounts set forth below do not reflect the impact of any sales load or offering expenses to be borne by Gladstone Investment and its stockholders. In the prospectus supplement relating to an offering of securities pursuant to this prospectus, the examples below will be restated to reflect the impact of the estimated offering expenses borne by Gladstone Investment and its stockholders and, in the event that securities to which this prospectus relates are sold to or through underwriters, the impact of the applicable sales load. The examples below and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, incentive fees, if any, and other expenses) may be greater or less than those shown.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment:
assuming a 5% annual return consisting entirely of ordinary income(1)(2)	$55	$163	$271	$535
assuming a 5% annual return consisting entirely of capital gains(2)(3)	$64	$190	$312	$602

(1)	While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. For purposes of this example, we have assumed that the entire amount of such 5% annual return would constitute ordinary income as we have not historically realized positive capital gains (computed net of all realized capital losses) on our investments. Because the assumed 5% annual return is significantly below the hurdle rate of 7% (annualized) that we must achieve under the investment advisory and management agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of this example, that no income-based incentive fee would be payable if we realized a 5% annual return on our investments.

(2)	While the example assumes reinvestment of all dividends and distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

(3)	While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. For purposes of this example, we have assumed that the entire amount of such 5% annual return would constitute capital gains.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, which we refer to as the Securities Act, with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto.

We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-202-551-8090. The SEC maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our common stock is listed on NASDAQ and our corporate website is located at http://www.gladstoneinvestment.com. The information contained on, or accessible through, our website is not a part of this prospectus.

We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

We also furnish to our stockholders annual reports, which registered include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm. See “Experts.”

RISK FACTORS

You should carefully consider the risks described below and all other information provided in this prospectus (or any prospectus supplement) before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our Securities could decline, and you may lose all or part of your investment.

Risks Related to the Economy

The current state of the economy and the capital markets increases the possibility of adverse effects on our financial position and results of operations. Continued economic adversity could impair our portfolio companies’ financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results. Continued adversity in the capital markets could impact our ability to raise capital and reduce our volume of new investments.

The U.S. is beginning to recover from the recession that largely began in late 2007. While economic conditions generally appear to be improving, we remain cautious about a long-term economic recovery. The recent recession in general, and the disruptions in the capital markets in particular, have impacted our liquidity options and increased the cost of debt and equity capital. We do not know if adverse conditions will again intensify, and we are unable to gauge the full extent to which the disruptions will affect us. The longer these uncertain conditions persist, the greater the probability that these factors could continue to increase our costs of, and significantly limit our access to, debt and equity capital and, thus, have an adverse effect on our operations and financial results. Many of our current portfolio companies and the companies in which we may invest in the future are also susceptible to these unstable economic conditions, which may affect the ability of one or more of our portfolio companies to repay our loans or engage in a liquidity event, such as a sale, recapitalization or initial public offering. These unstable economic conditions could also disproportionately impact some of the industries in which we invest, causing us to be more vulnerable to losses in our portfolio, which could cause the number of non-performing assets to increase and the fair value of our portfolio to decrease. The unstable economic conditions may also decrease the value of collateral securing some of our loans as well as the value of our equity investments, which would decrease our ability to borrow under our line of credit or raise equity capital, thereby further reducing our ability to make new investments.

The unstable economic conditions have affected the availability of credit generally. Our Credit Facility limits our distributions to stockholders and, as a result, we decreased our monthly cash distribution rate by 50%, starting in April 2009, in an effort to more closely align our distributions to our net investment income, though we have subsequently increased our distributions by 25% over the past fiscal year. We do not know when market conditions will stabilize, if adverse conditions will intensify or the full extent to which the disruptions will continue to affect us. Also, it is possible that persistent instability of the financial markets could have other unforeseen material effects on our business.

The downgrade of the United States credit rating and the ongoing economic crisis in Europe could negatively impact our liquidity, financial condition and earnings.

Recent U.S. debt ceiling and budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns. Although U.S. lawmakers passed legislation to raise the federal debt ceiling, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the U.S. from “AAA” to “AA+” in August 2011. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in Europe with respect to the ability of certain European Union countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely affect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective. These developments, and the government’s credit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

We may experience fluctuations in our quarterly and annual results based on the impact of inflation in the United States.

The majority of our portfolio companies are in industries that are directly impacted by inflation, such as consumer goods and services and manufacturing. Our portfolio companies may not be able to pass on to customers increases in their costs of operations due to inflation, which could greatly affect their operating results, impacting their ability to repay our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future unrealized losses and therefore reduce our net assets resulting from operations.

Risks Related to Our External Management

We are dependent upon our key management personnel and the key management personnel of our Adviser, particularly David Gladstone, George Stelljes III, Terry Lee Brubaker and David Dullum, and on the continued operations of our Adviser, for our future success.

We have no employees. Our chief executive officer, president and chief investment officer, chief operating officer and chief financial officer and treasurer, and the employees of our Adviser do not spend all of their time managing our activities and our investment portfolio. We are particularly dependent upon David Gladstone, George Stelljes III, Terry Lee Brubaker and David Dullum in this regard. Our executive officers and the employees of our Adviser allocate some, and in some cases a material portion, of their time to businesses and activities that are not related to our business. We have no separate facilities and are completely reliant on our Adviser, which has significant discretion as to the implementation and execution of our business strategies and risk management practices. We are subject to the risk of discontinuation of our Adviser’s operations or termination of the Advisory Agreement and the risk that, upon such event, no suitable replacement will be found. We believe that our success depends to a significant extent upon our Adviser and that discontinuation of its operations could have a material adverse effect on our ability to achieve our investment objectives.

Our incentive fee may induce our Adviser to make certain investments, including speculative investments.

The management compensation structure that has been implemented under the Advisory Agreement may cause our Adviser to invest in high-risk investments or take other risks. In addition to its management fee, our Adviser is entitled under the Advisory Agreement to receive incentive compensation based in part upon our achievement of specified levels of income. In evaluating investments and other management strategies, the opportunity to earn incentive compensation based on net income may lead our Adviser to place undue emphasis on the maximization of net income at the expense of other criteria, such as preservation of capital, maintaining sufficient liquidity, or management of credit risk or market risk, in order to achieve higher incentive compensation. Investments with higher yield potential are generally riskier or more speculative. This could result in increased risk to the value of our investment portfolio.

We may be obligated to pay our Adviser incentive compensation even if we incur a loss and we may be required to pay an incentive fee on paid-in-kind interest that we never receive in cash.

The Advisory Agreement entitles our Adviser to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. When calculating our incentive compensation, our pre-incentive fee net investment income excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

Additionally, net investment income includes any paid-in-kind (“PIK”) interest income that accrues on loans but is not paid currently in cash. Therefore, under our Advisory Agreement, we could be required to pay incentive fees to our Adviser on PIK interest income, even if we later determine that the PIK interest is uncollectible. During the three years ended March 31, 2012, we accrued aggregate PIK income of $19,000. Although PIK interest has historically not been material to our results of operations, it may become more significant in the future. Because our Advisory Agreement does not provide a mechanism for us to recover incentive fees that are paid with respect to PIK interest that we later determine is uncollectible in cash, if PIK interest becomes material to our operations in the future, we could be required to pay incentive fees on PIK interest that we never receive in cash.

Our Adviser’s failure to identify and invest in securities that meet our investment criteria or perform its responsibilities under the Advisory Agreement may adversely affect our ability for future growth.

Our ability to achieve our investment objectives will depend on our ability to grow, which in turn will depend on our Adviser’s ability to identify and invest in securities that meet our investment criteria. Accomplishing this result on a cost-effective basis will be largely a function of our Adviser’s structuring of the investment process, its ability to provide competent and efficient services to us, and our access to financing on acceptable terms. The senior management team of our Adviser has substantial responsibilities under the Advisory Agreement. In order to grow, our Adviser will need to hire, train supervise and manage new employees successfully. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

There are significant potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, and the officers and directors of our Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gladstone, our chairman and chief executive officer, is the chairman and chief executive officer of our Adviser, Gladstone Capital, Gladstone Commercial, Gladstone Lending and the chairman, chief executive officer and the sole stockholder of Gladstone Land. In addition, Mr. Brubaker, our co-vice chairman, chief operating officer and secretary, is the vice chairman, chief operating officer and secretary of our Adviser, Gladstone Capital, Gladstone Land and Gladstone Lending and co-vice chairman, chief operating officer and secretary of Gladstone Commercial. Mr. Stelljes, co-vice chairman and chief investment officer, is also the president and chief investment officer of our Adviser, Gladstone Capital, Gladstone Lending and Gladstone Land, and co-vice chairman and chief investment officer of Gladstone Commercial. Mr. Dullum, our president and a director, is a director of Gladstone Capital and Gladstone Commercial. Moreover, our Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with those of ours and accordingly may invest in, whether principally or secondarily, asset classes similar to those we target. While our Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, our Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Gladstone affiliate with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of our Adviser may face conflicts in the allocation of investment opportunities to other entities managed by our Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other members of the Gladstone Companies or investment funds managed by investment managers affiliated with our Adviser.

In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, to the prior approval of our Board of Directors. As of March 31, 2012, our Board of Directors has approved the following types of co-investment transactions:

•

Our affiliate, Gladstone Commercial, may, under certain circumstances, lease property to portfolio companies that we do not control. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

•	We may invest simultaneously with our affiliate Gladstone Capital in senior syndicated loans whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

•

Additionally, pursuant to an exemptive order granted by the SEC, our Adviser may sponsor a private investment fund to co-invest with us or Gladstone Capital in accordance with the terms and conditions of the order. We have also submitted an application for an exemptive order from the SEC that, if granted would expand our ability to co-invest with certain affiliates by permitting us, under certain circumstances, to co-invest with Gladstone Capital, Gladstone Partners, Gladstone Lending and any future BDC or closed-end management investment company that is advised by our Adviser (or sub-advised by our Adviser if it controls the fund) or any combination of the foregoing. We have received notification from the Commission that it intends to grant the order unless an interested person requests a hearing contesting any issues under our application by July 25, 2012. However, there is no assurance that the Commission will grant the order.

Certain of our officers who are also officers of our Adviser may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to all stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to our Adviser and will reimburse our Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of our Adviser has interests that differ from those of our stockholders, giving rise to a conflict. In addition, as a BDC, we make available significant managerial assistance to our portfolio companies and may provide other services to such portfolio companies. Although neither we nor our Adviser currently receives fees in connection with managerial assistance, our Adviser may provide other services to our portfolio companies and receive fees for these other services.

Our Adviser is not obligated to provide a waiver of the base management fee, which could negatively impact our earnings and our ability to maintain our current level of distributions to our stockholders.

The Advisory Agreement provides for a base management fee based on our gross assets. Since our 2008 fiscal year, our Board of Directors has accepted on a quarterly basis voluntary, unconditional and irrevocable waivers to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations, and any waived fees may not be recouped by our Adviser in the future. However, our Adviser is not required to issue these or other waivers of fees under the Advisory Agreement, and to the extent our investment portfolio grows in the future, we expect these fees will increase. If our Adviser does not issue these waivers in future quarters, it could negatively impact our earnings and may compromise our ability to maintain our current level of distributions to our stockholders, which could have a material adverse impact on our stock price.

Our business model is dependent upon developing and sustaining strong referral relationships with investment bankers, business brokers and other intermediaries.

We are dependent upon informal relationships with investment bankers, business brokers and traditional lending institutions to provide us with deal flow. If we fail to maintain our relationship with such funds or institutions, or if we fail to establish strong referral relationships with other funds, we will not be able to grow our portfolio of investments and fully execute our business plan.

Risks Related to Our External Financing

In addition to regulatory limitations on our ability to raise capital, our line of credit contains various covenants which, if not complied with, could accelerate our repayment obligations under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

We will have a continuing need for capital to finance our loans. Our line of credit permits us to fund additional loans and investments as long as we are within the conditions set forth in the credit agreement. Pursuant to the terms of our line of credit, we are subject to certain limitations on the type of loan investments we make, including restrictions on geographic concentrations, sector concentrations, loan size, dividend payout, payment frequency and status, average life and lien property. The credit agreement also requires us to comply with other financial and operational covenants, which require us to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum net worth and a minimum number of obligors required in the borrowing base of the credit agreement. As of March 31, 2012, we were in compliance with these covenants; however, our continued compliance depends on many factors, some of which are beyond our control.

The minimum net worth covenant contained in the credit agreement requires our net assets to be at least $155.0 million plus 50.0% of all equity and subordinated debt raised after October 26, 2011. Given the continued uncertainty in the capital markets, the cumulative unrealized depreciation in our portfolio may increase in future periods and threaten our ability to comply with the minimum net worth covenant and other covenants under our line of credit. Under our line of credit, we are also required to maintain our status as a BDC under the 1940 Act and as a RIC under the Code. Because of changes in our asset portfolio, due to significant sales of Non-Control/Non-Affiliate investments during fiscal 2010, there is a significant possibility that we may not meet the asset diversification threshold under the Code’s rules applicable to a RIC as of our next quarterly testing date, September 30, 2012. Although this failure alone, in our current situation, will not cause us to lose our RIC status, our status could be jeopardized if we make any new investments, including additional investments in our portfolio companies (such as advances under our outstanding lines of credit). Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders.

In recent years, creditors have significantly curtailed their lending to BDCs, including us. Any inability to renew, extend or replace our line of credit on terms favorable to us, or at all, could adversely impact our liquidity and ability to fund new investments or maintain distributions to our stockholders.

Committed lending under our revolving line of credit was significantly reduced, from $125.0 million to $50.0 million, in 2009. On October 26, 2011, through Business Investment, we entered into a fourth amended and restated credit agreement providing for a $60.0 million revolving Credit Facility, jointly arranged by BB&T and Key Equipment Finance Company, Inc. (“Keybank”), with BB&T as administrative agent and both BB&T and Keybank as committed lenders. Subject to certain terms and conditions, the Credit Facility may be expanded to a total of $175 million through the addition of other committed lenders to the facility. However, if additional lenders are unwilling to join the facility on its terms, we will be unable to expand the facility and thus will continue to have limited availability to finance new investments under our line of credit. The Credit Facility matures on October 25, 2014 (the “Maturity Date”), and, if not renewed or extended by the Maturity Date, all principal and interest will be due and payable on or before October 25, 2015 (one year after the Maturity Date). Between the maturity date and October 25, 2015, our lenders have the right to apply all interest income to amounts outstanding under the Credit Facility. As of July 16, 2012, there was $21.0 million in borrowings outstanding on the Credit Facility and $38.3 million of borrowing capacity under the Credit Facility. There can be no guarantee that we will be able to renew, extend or replace the Credit Facility upon its maturity in 2014 on terms that are favorable to us, if at all. Our ability to expand the Credit Facility, and to obtain replacement financing at the time of its maturity, will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to expand the Credit Facility, or to renew, extend or refinance the Credit Facility at the time of its maturity, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC under the Code.

If we are unable to secure replacement financing, we may be forced to sell certain assets on disadvantageous terms, which may result in realized losses, and such realized losses could materially exceed the amount of any unrealized depreciation on these assets as of our most recent balance sheet date, which would have a material adverse effect on our results of operations. In addition to selling assets, or as an alternative, we may issue equity in order to repay amounts outstanding under the line of credit. Based on the recent trading prices of our stock, such an equity offering may have a substantial dilutive impact on our existing stockholders’ interest in our earnings, assets and voting interest in us. If we are able to renew, extend or refinance our Credit Facility prior to maturity, any renewal, extension or refinancing of the Credit Facility will potentially result in significantly higher interest rates and related charges and may impose significant restrictions on the use of borrowed funds to fund investments or maintain distributions to stockholders.

Our business plan is dependent upon external financing, which is constrained by the limitations of the 1940 Act.

Although we completed an offering of 7.125% Series A Cumulative Term Preferred Stock (the “Term Preferred Stock”) in March 2012, there can be no assurance that we will be able to raise capital through issuing equity in the near future. Our business requires a substantial amount of cash to operate and grow. We may acquire such additional capital from the following sources:

•

Senior Securities. We may issue debt securities, other evidences of indebtedness (including borrowings under our line of credit), senior securities representing indebtedness, and senior securities that are stock up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us, as a BDC, to issue senior securities representing indebtedness and senior securities which are stock (collectively “Senior Securities”), in amounts such that our asset coverage, as defined in Section 18(h) of the 1940 Act, is at least 200% immediately after each issuance of Senior Securities. As a result of incurring indebtedness (in whatever form), we will be exposed to the risks associated with leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay distributions, issue Senior Securities or repurchase shares of our common stock would be restricted if the asset coverage on our Senior Securities is not at least 200%. If the value of our assets declines, we might be unable to satisfy that 200% requirement. To satisfy the 200% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering expenses will not be available for distributions to our stockholders. Furthermore, if we have to issue common stock at below NAV per share, any non-participating shareholders will be subject to dilution, as described below. Pursuant to Section 61(a)(2) of the 1940 Act, we are permitted, under specified conditions, to issue multiple classes of senior securities representing indebtedness. However, pursuant to Section 18(c) of the 1940 Act, we are permitted to issue only one class of senior securities that is stock.

•

Common and Convertible Preferred Stock. Because we are constrained in our ability to issue debt or senior securities for the reasons given above, we are dependent on the issuance of equity as a financing source. If we raise additional funds by issuing more common stock, the percentage ownership of our stockholders at the time of the issuance would decrease and our common stock may experience dilution. In addition, under the 1940 Act, we will generally not be able to issue additional shares of our common stock at a price below NAV per share to purchasers, other than to our existing stockholders through a rights offering, without first obtaining the approval of our stockholders and our independent directors. If we were to sell shares of our common stock below our then current NAV per share, such sales would result in an immediate dilution to the NAV per share. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings, assets and voting interest in us than the increase in our assets resulting from such issuance. For example, if we issue and sell an additional 10% of our common stock at a 5% discount from NAV, a stockholder who does not participate in that offering for its proportionate interest will suffer NAV dilution of up to 0.5%, or $5 per $1,000 of NAV. This imposes constraints on our ability to raise capital when our common stock is trading at below NAV, as it has for the last year. As noted above, the 1940 Act prohibits the issuance of multiple classes of senior securities that are stock. As a result, we would be prohibited from issuing convertible preferred stock to the extent that such a security was deemed to be a separate class of stock from our recently issued Term Preferred Stock.

We finance our investments with borrowed money and senior securities, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on our portfolio, net of expenses. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	(10)%	(5)%	0%	5%	10%

Corresponding return to common stockholder(1)	(17.22)%	(9.37)%	(1.52)%	6.33%	14.18%

(1)	The hypothetical return to common stockholders is calculated by multiplying our total assets as of March 31, 2012 by the assumed rates of return and subtracting all interest accrued on our debt for the quarter ended March 31, 2012, adjusted for the dividends on our preferred stock (as if our Term Preferred Stock had been outstanding for the entire quarter ended March 31, 2012); and then dividing the resulting difference by our total assets attributable to common stock. Based on $325.3 million in total assets, $76.0 million in debt, $40.0 million in aggregate liquidation preference of preferred stock, and $207.2 million in net assets, each as of March 31, 2012.

Based on an outstanding indebtedness of $0.0 million as of March 31, 2012, which excludes $76.0 million of short-term borrowings that was outstanding for a total duration of nine days, and aggregate liquidation prefrence of our Term Preferred Stock of $40.0 million, our investment portfolio at fair value would have been required to experience an annual return of at least 1.4% to cover the unused commitment fee related to our Credit Facility and dividends on the Term Preferred Stock.

A change in interest rates may adversely affect our profitability and our hedging strategy may expose us to additional risks.

We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities. As a result, a portion of our income will depend upon the difference between the rate at which we borrow funds and the rate at which we loan these funds. Higher interest rates on our borrowings will decrease the overall return on our portfolio.

Ultimately, we expect approximately 80% of the loans in our portfolio to be at variable rates determined on the basis of a LIBOR rate and approximately 20% to be at fixed rates. As of March 31, 2012, based on the total principal balance of debt outstanding, our portfolio consisted of approximately 76.7% of loans at variable rates with floors and 23.3% at fixed rates.

We currently hold one interest rate cap agreement. While hedging activities may insulate us against adverse fluctuations in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or any future hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Our ability to receive payments pursuant to an interest rate cap agreement is linked to the ability of the counter-party to that agreement to make the required payments. To the extent that the counter-party to the agreement is unable to pay pursuant to the terms of the agreement, we may lose the hedging protection of the interest rate cap agreement.

Risks Related to Our Investments

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us and make the types of investments that we seek to make in small and mid-sized companies. We compete with public and private buyout funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which would allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. The competitive pressures we face could have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective. We do not seek to compete based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms, and structure. However, if we match our competitors’ pricing, terms, and structure, we may experience decreased net interest income and increased risk of credit loss.

Our investments in small and medium-sized portfolio companies are extremely risky and could cause you to lose all or a part of your investment.

Investments in small and medium-sized portfolio companies are subject to a number of significant risks including the following:

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Small and medium-sized businesses are likely to have greater exposure to economic downturns than larger businesses. Our portfolio companies may have fewer resources than larger businesses, and thus the recent recession, and any further economic downturns or recessions, are more likely to have a material adverse effect on them. If one of our portfolio companies is adversely impacted by a recession, its ability to repay our loan or engage in a liquidity event, such as a sale, recapitalization or initial public offering would be diminished.

•	Small and medium-sized businesses may have limited financial resources and may not be able to repay the loans we make to them. Our strategy includes providing financing to portfolio companies that typically is not readily available to them. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the portfolio companies to repay their loans to us upon maturity. A borrower’s ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a borrower’s financial condition and prospects usually will be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained from the borrower’s management. Although we will sometimes seek to be the senior, secured lender to a borrower, in most of our loans we expect to be subordinated to a senior lender, and our interest in any collateral would, accordingly, likely be subordinate to another lender’s security interest.

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Small and medium-sized businesses typically have narrower product lines and smaller market shares than large businesses. Because our target portfolio companies are smaller businesses, they will tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, our portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel.

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There is generally little or no publicly available information about these businesses. Because we seek to invest in privately-owned businesses, there is generally little or no publicly available operating and financial information about our potential portfolio companies. As a result, we rely on our officers, our Adviser and its employees and consultants to perform due diligence investigations of these portfolio companies, their operations and their prospects. We may not learn all of the material information we need to know regarding these businesses through our investigations.

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Small and medium-sized businesses generally have less predictable operating results. We expect that our portfolio companies may have significant variations in their operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by their senior lenders. A borrower’s failure to satisfy financial or operating covenants imposed by senior lenders could lead to defaults and, potentially, foreclosure on its senior credit facility, which could additionally trigger cross-defaults in other agreements. If this were to occur, it is possible that the borrower’s ability to repay our loan would be jeopardized.

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Small and medium-sized businesses are more likely to be dependent on one or two persons. Typically, the success of a small or medium-sized business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on our borrower and, in turn, on us.

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Small and medium-sized businesses may have limited operating histories. While we intend to target stable companies with proven track records, we may make loans to new companies that meet our other investment criteria. Portfolio companies with limited operating histories will be exposed to all of the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

Because the loans we make and equity securities we receive when we make loans are not publicly traded, there is uncertainty regarding the value of our privately held securities that could adversely affect our determination of our NAV.

Our portfolio investments are, and we expect will continue to be, in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. Our Board of Directors has established an investment valuation policy and consistently applied valuation procedures used to determine the fair value of these securities quarterly. These procedures for the determination of value of many of our debt securities rely on the opinions of value submitted to us by SPSE or the use of internally developed discounted cash flow (“DCF”) methodologies or indicative bid prices (“IBP”) offered by the respective originating syndication agent’s trading desk, or secondary desk, specifically for our syndicated loans, or internal methodologies based on the total enterprise value (“TEV”) of the issuer used for certain of our equity investments. SPSE will only evaluate the debt portion of our investments for which we specifically request evaluation, and SPSE may decline to make requested evaluations for any reason in its sole discretion. However, to date, SPSE has accepted each of our requests for evaluation.

Our use of these fair value methods is inherently subjective and is based on estimates and assumptions of each security. In the event that we are required to sell a security, we may ultimately sell for an amount materially less than the estimated fair value calculated by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”), or utilizing the TEV, IBP or the DCF methodology.

Our procedures also include provisions whereby our Adviser will establish the fair value of any equity securities we may hold where SPSE or third-party agent banks are unable to provide evaluations. The types of factors that may be considered in determining the fair value of our debt and equity securities include some or all of the following:

•	the nature and realizable value of any collateral;

•	the portfolio company’s earnings and cash flows and its ability to make payments on its obligations;

•	the markets in which the portfolio company does business;

•	the comparison to publicly-traded companies; and

•	discounted cash flow and other relevant factors.

Because such valuations, particularly valuations of private securities and private companies, are not susceptible to precise determination, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ from the values that might have actually resulted had a readily available market for these securities been available.

A portion of our assets are, and will continue to be, comprised of equity securities that are valued based on internal assessment using our own valuation methods approved by our Board of Directors, without the input of SPSE or any other third-party evaluator. We believe that our equity valuation methods reflect those regularly used as standards by other professionals in our industry who value equity securities. However, determination of fair value for securities that are not publicly traded, whether or not we use the recommendations of an independent third-party evaluator, necessarily involves the exercise of subjective judgment. Our NAV could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity of our privately held investments may adversely affect our business.

We will generally make investments in private companies whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly-traded securities. The illiquidity of our investments may make it difficult for us to quickly obtain cash equal to the value at which we record our investments if the need arises. This could cause us to miss important investment opportunities. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may record substantial realized losses upon liquidation. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, our Adviser, or our respective officers, employees or affiliates have material non-public information regarding such portfolio company.

Due to the uncertainty inherent in valuing these securities, our determinations of fair value may differ materially from the values that could be obtained if a ready market for these securities existed. Our NAV could be materially affected if our determinations regarding the fair value of our investments are materially different from the values that we ultimately realize upon our disposal of such securities.

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. Our five largest investments represented 52.9% of the fair value of our total portfolio at March 31, 2012, compared to 58.1% at March 31, 2011. Any disposition of a significant investment in one or more companies may negatively impact our net investment income and limit our ability to pay distributions.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

We anticipate that some of our investments will continue to be either debt or minority equity investments in our portfolio companies. Therefore, we are and will remain subject to risk that a portfolio company may make business decisions with which we disagree, and the shareholders and management of such company may take risks or otherwise act in ways that do not serve our best interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings. In addition, we will generally not be in a position to control any portfolio company by investing in its debt securities.

We typically invest in transactions involving acquisitions, buyouts and recapitalizations of companies, which will subject us to the risks associated with change in control transactions.

Our strategy includes making debt and equity investments in companies in connection with acquisitions, buyouts and recapitalizations, which subjects us to the risks associated with change in control transactions. Change in control transactions often present a number of uncertainties. Companies undergoing change in control transactions often face challenges retaining key employees and maintaining relationships with customers and suppliers. While we hope to avoid many of these difficulties by participating in transactions where the management team is retained and by conducting thorough due diligence in advance of our decision to invest, if our portfolio companies experience one or more of these problems, we may not realize the value that we expect in connection with our investments, which would likely harm our operating results and financial condition.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest in debt securities issued by our portfolio companies. In some cases portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest and principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company.

Prepayments of our investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

In addition to risks associated with delays in investing our capital, we are also subject to the risk that investments that we make in our portfolio companies may be repaid prior to maturity. We will first use any proceeds from prepayments to repay any borrowings outstanding on our Credit Facility. In the event that funds remain after repayment of our outstanding borrowings, then we will generally reinvest these proceeds in government securities, pending their future investment in new debt and/or equity securities. These government securities will typically have substantially lower yields than the debt securities being prepaid and we could experience significant delays in reinvesting these amounts. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Higher taxation of our portfolio companies may impact our quarterly and annual operating results.

The recession’s adverse effect on federal, state and municipality revenues may induce these government entities to raise various taxes to make up for lost revenues. Additional taxation may have an adverse affect on our portfolio companies’ earnings and reduce their ability to repay our loans to them, thus affecting our quarterly and annual operating results.

Our portfolio is concentrated in a limited number of companies and industries, which subjects us to an increased risk of significant loss if any one of these companies does not repay us or if the industries experience downturns.

As of March 31, 2012, we had investments in 17 portfolio companies, of which there were three investments, SOG Specialty K&T, LLC (“SOG”), Acme Cryogenics, Inc. (“Acme”) and Venyu Solutions, Inc. (“Venyu”) that comprised approximately $81.7 million or 36.2% of our total investment portfolio, at fair value. A consequence of a limited number of investments is that the aggregate returns we realize may be substantially adversely affected by the unfavorable performance of a small number of such loans or a substantial write-down of any one investment. Beyond our regulatory and income tax diversification requirements, we do not have fixed guidelines for industry concentration and our investments could potentially be concentrated in relatively few industries. In addition, while we do not intend to invest 25% or more of our total assets in a particular industry or group of industries at the time of investment, it is possible that as the values of our portfolio companies change, one industry or a group of industries may comprise in excess of 25% of the value of our total assets. As of March 31, 2012, our largest industry concentration was in chemicals, plastics, and rubber, representing 20.7% of our total investments, at fair value. As a result, a downturn in an industry in which we have invested a significant portion of our total assets could have a materially adverse effect on us.

Our investments are typically long term and will require several years to realize liquidation events.

Since we generally make five to seven year term loans and hold our loans and related warrants or other equity positions until the loans mature, you should not expect realization events, if any, to occur over the near term. In addition, we expect that any warrants or other equity positions that we receive when we make loans may require several years to appreciate in value and we cannot give any assurance that such appreciation will occur.

The disposition of our investments may result in contingent liabilities.

Currently, all of our investments involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the underlying portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we have structured some of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt investments and subordinate all, or a portion, of our claims to that of other creditors. Holders of debt instruments ranking senior to our investments typically would be entitled to receive payment in full before we receive any distributions. After repaying such senior creditors, such portfolio company may not have any remaining assets to use to repay its obligation to us. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or in instances in which we exercised control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Portfolio company litigation could result in additional costs and the diversion of management time and resources.

In the course of providing significant managerial assistance to our portfolio companies, our executive officers sometimes serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, such executive officers may be named as defendants in such litigation, which could result in additional costs and the diversion of management time and resources.

We may not realize gains from our equity investments and other yield enhancements.

When we make a subordinated loan, we may receive warrants to purchase stock issued by the borrower or other yield enhancements, such as success fees. Our goal is to ultimately dispose of these equity interests and realize gains upon our disposition of such interests. We expect that, over time, the gains we realize on these warrants and other yield enhancements will offset any losses we experience on loan defaults. However, any warrants we receive may not appreciate in value and, in fact, may decline in value and any other yield enhancements, such as success fees, may not be realized. Accordingly, we may not be able to realize gains from our equity interests or other yield enhancements and any gains we do recognize may not be sufficient to offset losses we experience on our loan portfolio.

During the fiscal year ended March 31, 2012, we recapitalized our investment in Cavert II Holdings Corp (“Cavert”), receiving $8.5 million in proceeds and realizing a gain of $5.5 million, and, during the fiscal year ended March 31, 2011, we achieved realized gains of $23.5 million in aggregate with the sale of A. Stucki Holding Corp. (“A. Stucki”) in June 2010 and Chase II Holding Corp. (“Chase”) in December 2010. These were the first management-supported buyout liquidity events since our inception in 2005. There can be no guarantees that such realized gains can be achieved in future periods and the impact of such sales on our results of operations for the fiscal years 2012 and 2011 should not be relied upon as being indicative of performance in future periods.

Any unrealized depreciation we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. We will record decreases in the market values or fair values of our investments as unrealized depreciation. Since our inception, we have, at times, incurred a cumulative net unrealized depreciation of our portfolio. Any unrealized depreciation in our investment portfolio could result in realized losses in the future and ultimately in reductions of our income available for distribution to stockholders in future periods.

Risks Related to Our Regulation and Structure

We currently do not meet the 50% threshold of the asset diversification test applicable to RICs under the Code. If we make any additional investment in the future, including advances under outstanding lines of credit to our portfolio companies, and remain below this threshold as of September 30, 2012, or any subsequent quarter end, we would lose our RIC status unless we are able to cure such failure within 30 days of the quarter end.

In order to maintain RIC status under the Code, in addition to other requirements, as of the close of each quarter of our taxable year, we must meet the asset diversification test, which requires that at least 50% of the value of our assets consist of cash, cash items, U.S. government securities, the securities of other RICs and other securities to the extent such other securities of any one issuer do not represent more than 5% of our total assets or more than 10% of the voting securities of such issuer. As a result of changes in the makeup of our assets during 2009, we fell below the 50% threshold. At June 30, 2012, as with each quarterly measurement since June 30, 2009, we satisfied the 50% threshold through the purchase of short-term qualified securities, which was funded primarily through a short-term loan agreement. Subsequent to the June 30 measurement date, the short-term qualified securities matured, and we repaid the short-term loan, at which time we again fell below the 50% threshold. Until the composition of our assets is above the required 50% threshold, we will continue to seek to deploy similar purchases of qualified securities using short-term loans that would allow us to satisfy the asset diversification test, thereby allowing us to make new or additional investments. There can be no assurance, however, that we will be able to enter into such a transaction on reasonable terms, if at all. Failure to meet this threshold alone does not result in loss of our RIC status in our current situation. In circumstances where the failure to meet the 50% threshold as of a quarterly measurement date is the result of fluctuations in the value of assets, including in our case as a result of the sale of assets, we are still deemed under the rules to have satisfied the asset diversification test and, therefore, maintain our RIC status, as long as we have not made any new investments, including additional investments in our portfolio companies (such as advances under outstanding lines of credit), since the time that we fell below the 50% threshold. Thus, while we currently qualify as a RIC despite our current inability to meet the 50% threshold and potential inability to do so in the future, if we make any new or additional investments before regaining compliance with the asset diversification test, our RIC status will be threatened. Because, in most circumstances, we are contractually required to advance funds on outstanding lines of credit upon the request of our portfolio companies, we may have a limited ability to avoid adding to existing investments in a manner that would cause us to fail the asset diversification test as of September 30, 2012 or as of subsequent quarterly measurement dates.

If we were to make a new or additional investment before regaining compliance with the 50% threshold, and we did not regain compliance prior to the next quarterly measurement date following such investment, we would have thirty days to “cure” our failure to meet the 50% threshold to avoid our loss of RIC status. Potential cures for failure of the asset diversification test include raising additional equity or debt capital as we have done, or changing the composition of our assets, which could include full or partial divestitures of investments, such that we would once again meet or exceed the 50% threshold. Our ability to implement any of these cures would be subject to market conditions and a number of risks and uncertainties that would be, in part, beyond our control. Accordingly, we cannot guarantee you that we would be successful in curing any failure of the asset diversification test, which would subject us to corporate level tax.

We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification.

To maintain our qualification as a RIC, we must meet income source, asset diversification and annual distribution requirements. The annual distribution requirement is satisfied if we distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. Because we use leverage, we are subject to certain asset coverage ratio requirements under the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC. Warrants we receive with respect to debt investments will create “original issue discount,” which we must recognize as ordinary income, increasing the amounts we are required to distribute to maintain RIC status. Because such warrants will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we will need to use cash from other sources to satisfy such distribution requirements. The asset diversification requirements must be met at the end of each calendar quarter. If we fail to meet these tests, we may need to quickly dispose of certain investments to prevent the loss of RIC status. Since most of our investments will be illiquid, such dispositions, if even possible, may not be made at prices advantageous to us and, in fact, may result in substantial losses. If we fail to qualify as a RIC for any reason and become fully subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount distributed. Such a failure would have a material adverse effect on us and our shares.

From time to time, some of our debt investments may include success fees that would generate payments to us if the business is ultimately sold. Because the satisfaction of these success fees, and the ultimate payment of these fees, is uncertain, we do not recognize them as income until we have received payment. We sought and received approval for a change in accounting method from the IRS related to our tax treatment for success fees. As a result, we, in effect, will continue to account for the recognition of income from the success fees upon receipt, or when the amounts become fixed. Prior to January 1, 2011, we treated the success fee amounts as a capital gain for tax characterization purposes. However, beginning January 1, 2011, the success fee amounts are characterized as ordinary income for tax purposes. The approved change in accounting method does not require us to retroactively change the capital gains treatment of the success fees received prior to January 1, 2011. As a result, we are required to distribute such amounts to our stockholders in order to maintain RIC status for success fees we receive after January 1, 2011.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations, or their interpretation, or any failure by us or our portfolio companies to comply with these laws or regulations may adversely affect our business.

Provisions of the Delaware General Corporation Law and of our certificate of incorporation and bylaws could restrict a change in control and have an adverse impact on the price of our common stock.

We are subject to provisions of the Delaware General Corporation Law that, in general, prohibit any business combination with a beneficial owner of 15% or more of our common stock for three years unless the holder’s acquisition of our stock was either approved in advance by our Board of Directors or ratified by the Board of Directors and stockholders owning two-thirds of our outstanding stock not owned by the acquiring holder. Although we believe these provisions collectively provide for an opportunity to receive higher bids by requiring potential acquirers to negotiate with our Board of Directors, they would apply even if the offer may be considered beneficial by some stockholders.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our Board of Directors in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our Board of Directors to induce the issuance of additional shares of our stock. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer, or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Risks Related to an Investment in Our Common or Preferred Stock

We may experience fluctuations in our quarterly and annual operating results.

We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including, among others, variations in our investment income, the interest rates payable on the debt securities we acquire, the default rates on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions, including the impacts of inflation. The majority of our portfolio companies are in industries that are directly impacted by inflation, such as manufacturing and consumer goods and services. Our portfolio companies may not be able to pass on to customers increases in their costs of production which could greatly affect their operating results, impacting their ability to repay our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized and unrealized losses and therefore reduce our net assets resulting from operations. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods and may impact the share prices of our common stock and preferred stock.

There is a risk that you may not receive distributions.

Our current intention is to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on a quarterly basis by paying monthly distributions. We expect to retain net realized long-term capital gains through a “deemed distribution” to supplement our equity capital and support the growth of our portfolio, although our Board of Directors may determine in certain cases to distribute these gains to our common stockholders. In addition, our line of credit restricts the amount of distributions we are permitted to make. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions.

Distributions to our stockholders have included and may in the future include a return of capital.

Our Board of Directors declares monthly distributions based on estimates of taxable income for each fiscal year, which may differ, and in the past have differed, from actual results. Because our distributions are based on estimates of taxable income that may differ from actual results, future distributions payable to our stockholders may also include a return of capital. Moreover, to the extent that we distribute amounts that exceed our accumulated earnings and profits, these distributions constitute a return of capital. A return of capital represents a return of a stockholder’s original investment in shares of our stock and should not be confused with a distribution from earnings and profits. Although return of capital distributions may not be taxable, such distributions may increase an investor’s tax liability for capital gains upon the sale of our shares by reducing the investor’s tax basis for such shares. Such returns of capital reduce our asset base and also adversely impact our ability to raise debt capital as a result of the leverage restrictions under the 1940 Act, which could have a material adverse impact on our ability to make new investments.

The market price of our shares may fluctuate significantly.

The trading prices of our common stock and our preferred stock may fluctuate substantially. Due to the extreme volatility and disruption that have affected the capital and credit markets over the past few years, we have experienced greater than usual stock price volatility.

The market price and marketability of our shares may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include, but are not limited to, the following:

•	general economic trends and other external factors;

•	price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

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significant volatility in the market price and trading volume of shares of RICs, BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of BDC status;

•	loss of RIC status;

•	changes in prevailing interest rates;

•	changes in our earnings or variations in our operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in our revenue or net income or any increase in losses from levels expected by securities analysts;

•	departure of key personnel;

•	operating performance of companies comparable to us;

•	short-selling pressure with respect to our shares or BDCs generally;

•	the announcement of proposed, or completed, offerings of our securities, including a rights offering; and

•	loss of a major funding source.

Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital.

The issuance of subscription rights to our existing stockholders may dilute the ownership and voting powers by existing stockholders in our common stock, dilute the NAV of their shares and have a material adverse effect on the trading price of our common stock.

In April 2008, we completed an offering of transferable rights to subscribe for additional shares of our common stock, or subscription rights. We raised equity in this manner primarily due to the capital raising constraints applicable to us under the 1940 Act when our stock is trading below its NAV per share, as it was at the time of the rights offering. In the event that we again issue subscription rights to our existing stockholders, there is a significant possibility that the rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Stockholders who do not fully exercise their subscription rights should expect that they will, upon completion of the rights offering, own a smaller proportional interest in Gladstone Investment than would otherwise be the case if they fully exercised their subscription rights. In addition, because the subscription price of the rights offering is likely to be less than our most recently determined NAV per share, our stockholders are likely to experience an immediate dilution of the per share NAV of their shares as a result of the offer. As a result of these factors, any future rights offerings of our common stock, or our announcement of our intention to conduct a rights offering, could have a material adverse impact on the trading price of our common stock.

Shares of closed-end investment companies frequently trade at a discount from NAV.

Shares of closed-end investment companies frequently trade at a discount from NAV. Since our inception, our common stock has at times traded above NAV, and at times traded below NAV. During the past year, our common stock has consistently, and at times significantly, traded below NAV. Subsequent to March 31, 2012, our common stock has traded at discounts of up to 26.4% of our NAV per share, which was $9.38 as of March 31, 2012. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that our NAV per share will decline. As with any stock, the price of our shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our NAV, but will depend upon the market price of the shares at the time of sale. Since the market price of our shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond our control, we cannot predict whether the shares will trade at, below or above our NAV. Under the 1940 Act, we are generally not able to issue additional shares of our common stock at a price below NAV per share to purchasers other than our existing stockholders through a rights offering without first obtaining the approval of our stockholders and our independent directors. Additionally, at times when our stock is trading below its NAV per share, our dividend yield may exceed the weighted average returns that we would expect to realize on new investments that would be made with the proceeds from the sale of such stock, making it unlikely that we would determine to issue additional shares in such circumstances. Thus, for as long as our common stock trades below NAV we will be subject to significant constraints on our ability to raise capital through the issuance of common stock. Additionally, an extended period of time in which we are unable to raise capital may restrict our ability to grow and adversely impact our ability to increase or maintain our distributions.

Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current NAV per share of our common stock.

At our most recent annual meeting, our stockholders approved a proposal designed to allow us to access the capital markets in a way that absent stockholder approval, we are generally unable to due to restrictions applicable to BDCs under the 1940 Act. Specifically, our stockholders approved a proposal that authorizes us to sell shares of our common stock below the then current NAV per share of our common stock in one or more offerings for a period of one year, subject to certain conditions (including, but not limited to, that the cumulative number of shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale). At the upcoming annual stockholders meeting scheduled for August 9, 2012, our stockholders will again be asked to vote in favor of renewing this proposal for another year. During the past year, our common stock has consistently, and at times significantly, traded below NAV. Any decision to sell shares of our common stock below the then current NAV per share of our common stock would be subject to the determination by our Board of Directors that such issuance is in our and our stockholders’ best interests.

If we were to sell shares of our common stock below NAV per share, such sales would result in an immediate dilution to the NAV per share. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. The greater the difference between the sale price and the NAV per share at the time of the offering, the more significant the dilutive impact would be. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect, if any, cannot be currently predicted. However, if, for example, we sold an additional 10% of our common stock at a 5% discount from NAV, a stockholder who did not participate in that offering for its proportionate interest would suffer NAV dilution of up to 0.5% or $5 per $1,000 of NAV.

If we fail to pay dividends on our Term Preferred Stock for two years, the holders of our Term Preferred Stock will be entitled to elect a majority of our directors.

The terms of our Term Preferred Stock provide for annual dividends in the amount of $1.7813 per share. If such dividends are not paid for a period of two years, the holders of Term Preferred Stock will be entitled to elect a majority of our Board of Directors.

Our Term Preferred Stock magnifies the potential for gains or losses for holders of our common stock and the risks of investing in our common stock in the same way as our borrowings.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are less subject to our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

An investment in Term Preferred Stock with a fixed interest rate bears interest rate risk.

Our Term Preferred Stock pays dividends at a fixed dividend rate of 7.125% per year. Prices of fixed income investments generally vary inversely with changes in market yields. The market yields on securities comparable to the Term Preferred Stock may increase, which would likely result in a decline in the secondary market price of the Term Preferred Stock prior to the term redemption date. This risk may be even more significant in light of the low nature of the currently prevailing market interest rates.

A liquid secondary trading market for our Term Preferred Stock may not develop.

Because we had no prior trading history for exchange-listed preferred stock until our recent offering of Term Preferred Stock, we cannot predict the long-term trading patterns of the Term Preferred Stock, including the effective costs of trading the stock. Although our Term Preferred Stock is listed for trading on the NASDAQ, there is a risk that such shares may be thinly traded, and the market for such shares may be relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms and features.

The Term Preferred Stock is not rated.

We have not had the Term Preferred Stock rated by any rating agency. Unrated securities usually trade at a discount to similarly rated securities. As a result, there is a risk that the shares of our Term Preferred Stock may trade at a price that is lower than they might otherwise trade if they were rated by a rating agency.

The Term Preferred Stock bears a risk of early redemption by us.

We may voluntarily redeem some or all of the Term Preferred Stock on or after February 28, 2016, which is one year prior to its mandatory redemption date of February 28, 2017. We also may be forced to redeem some or all of the Term Preferred Stock to meet regulatory requirements and the asset coverage requirements of such shares, and any such redemption may occur at a time that is unfavorable to holders of the Term Preferred Stock. We may have an incentive to redeem the Term Preferred Stock voluntarily before the mandatory redemption date if market conditions allow us to issue other preferred stock or debt securities at a rate that is lower than the fixed dividend rate on the Term Preferred Stock.

Claims of holders of our Term Preferred Stock are subject to a risk of subordination relative to holders of our debt instruments.

Rights of holders of our Term Preferred Stock are subordinated to the rights of holders of our indebtedness. Therefore, dividends, distributions and other payments to holders of Term Preferred Stock in liquidation or otherwise may be subject to prior payments due to the holders of our indebtedness. In addition, under some circumstances the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of holders of the Term Preferred Stock.

Holders of our Term Preferred Stock are subject to inflation risk.

Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted, or “real,” value of an investment in Term Preferred Stock or the income from that investment will be worth less in the future. As inflation occurs, the real value of the Term Preferred Stock and dividends payable on such shares declines.

Holders of our Term Preferred Stock bear reinvestment risk.

Given the five-year term and potential for early redemption of the Term Preferred Stock, holders of such shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of the Term Preferred Stock may be lower than the return previously obtained from the investment in such shares.

Holders of our Term Preferred Stock bear dividend risk.

We may be unable to pay dividends on the Term Preferred Stock under some circumstances. The terms of our indebtedness preclude the payment of dividends in respect of equity securities, including the Term Preferred Stock, under certain conditions.

There is a risk of delay in our redemption of our Term Preferred Stock, and we may fail to redeem such securities as required by their terms.

We will generally make investments in private companies whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly-traded securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments quickly if a need arises. If we are unable to obtain sufficient liquidity prior to the term redemption date, we may be forced to engage in a partial redemption or to delay a required redemption. If such a partial redemption or delay were to occur, the market price of the Term Preferred Stock might be adversely affected.

Other Risks

We could face losses and potential liability if intrusion, viruses or similar disruptions to our technology jeopardize our confidential information, whether through breach of our network security or otherwise.

Maintaining our network security is of critical importance because our systems store highly confidential financial models and portfolio company information. Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

Terrorist attacks, acts of war, or national disasters may affect any market for our common stock, impact the businesses in which we invest, and harm our business, operating results, and financial conditions.

Terrorist acts, acts of war, or national disasters have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or national disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results, and financial condition. Losses from terrorist attacks and national disasters are generally uninsurable.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained in this prospectus or any accompanying prospectus supplement, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) adverse changes in the economy and the capital markets; (2) risks associated with negotiation and consummation of pending and future transactions; (3) the loss of one or more of our executive officers, in particular David Gladstone, Terry Lee Brubaker, George Stelljes III or David Dullum; (4) changes in our business strategy; (5) availability, terms and deployment of capital; (6) changes in our industry, interest rates, exchange rates or the general economy; (7) the degree and nature of our competition; and (8) those factors described in the “Risk Factors” sections of this prospectus and any accompanying prospectus supplement. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus. The forward-looking statements contained in this prospectus or any accompanying prospectus supplement are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act.

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of the Securities first to pay down existing short-term debt, then to make investments in small and mid-sized businesses in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. Indebtedness under our Credit Facility currently accrues interest at the rate of approximately 4% and matures on October 25, 2014. We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of any offering of Securities primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

We currently intend to distribute in the form of cash dividends, a minimum of 90% of our ordinary income and short-term capital gains, if any, on a quarterly basis to our stockholders in the form of monthly dividends. We intend to retain long-term capital gains and treat them as deemed distributions for tax purposes. We report the estimated tax characteristics of each distribution when declared while the actual tax characteristics of distributions are reported annually to each stockholder on Form 1099—DIV. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions can be reinvested automatically under our dividend reinvestment plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in our dividend reinvestment plan on the stockholder’s behalf. See “Risk Factors—We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification;” “Dividend Reinvestment Plan;” and “Material U.S. Federal Income Tax Considerations.”

Our common stock is traded on the NASDAQ under the symbol “GAIN” The following table reflects, by quarter, the high and low sales prices per share of our common stock on the NASDAQ, the sales prices as a percentage of NAV and quarterly distributions declared per share for each fiscal quarter during the last two fiscal years and the current fiscal year through July 16, 2012.

COMMON SHARE PRICE DATA

	Net Asset				Premium or (Discount) of High Sales Price	Premium or (Discount) of Low
	Value Per	Sales Price		Dividend	to Net Asset	Sales Price to Net
	Share (1)	High	Low	Declared	Value (2)	Asset Value (2)
Fiscal Year ended March 31, 2011
First Quarter	$8.86	$6.91	$5.07	$0.120	(22)%	(43)%
Second Quarter	8.43	6.94	5.50	0.120	(18)	(35)

Third Quarter	9.00	8.00	6.50	0.120	(11)	(28)
Fourth Quarter	9.00	8.55	6.81	0.120	(5)	(24)
Fiscal Year ended March 31, 2012
First Quarter	9.06	7.92	6.75	0.135	(13)	(25)
Second Quarter	9.48	7.68	6.22	0.150	(19)	(34)
Third Quarter	9.58	7.72	6.06	0.150	(19)	(37)
Fourth Quarter	9.38	8.50	7.22	0.180	(9)	(23)
Fiscal Year ending March 31, 2013
First Quarter	*	7.81	6.90	0.150	*	*
Second Quarter (through July 16, 2012)	*	7.72	7.36	0.150	*	*

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	The discounts set forth in these columns represent the high or low, as applicable, sale prices per share for the relevant quarter minus the NAV per share as of the end of such quarter, and therefore may not reflect the discount to NAV per share on the date of the high and low sales prices.
*	Not yet available, as the NAV per share as of the end of this quarter has not yet been determined.

As of July 13, 2012, there were approximately 27 record owners of our common stock.

The following are our outstanding classes of securities as of March 31, 2012.

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common Stock	100,000,000	—	22,080,133
Preferred Stock	10,000,000	—	1,600,000

RATIOS OF EARNINGS TO FIXED CHARGES

For the years ended March 31, 2012, 2011, 2010, 2009 and 2008 the ratios of three income metrics to fixed charges of the Company, computed as set forth below, were as follows:

Year Ended March 31,
	2012	2011	2010		2009		2008
Net investment income plus fixed charges to fixed charges	10.7x	14.6x	3.9x		3.4x		2.5x
Net investment income plus realized gains (losses) plus fixed charges to fixed charges	14.2x	34.3x	(6.0x	)	2.5x		2.3x
Net increase (decrease) in net assets resulting from operations plus fixed charges to fixed charges	16.4x	14.8x	(2.1x	)	(1.0x	)	0.9x

For purposes of computing the ratios, fixed charges include interest expense on borrowings, dividend expense on mandatorily redeemable preferred stock and amortization of deferred financing fees.

CONSOLIDATED SELECTED FINANCIAL AND OTHER DATA

The following tables summarize our consolidated selected financial data and other data. The consolidated selected financial data as of March 31, 2012 and 2011 and for the fiscal years ended March 31, 2012, 2011 and 2010 is derived from our audited consolidated financial statements included in this prospectus. The consolidated selected financial data as of March 31, 2010, 2009 and 2008 and for the fiscal years ended March 31, 2009 and 2008 is derived from our audited consolidated financial statements that are not included in this prospectus. The other data included in the second table below is unaudited. You should read the data in the tables below together with our consolidated financial statements and notes thereto presented elsewhere in this prospectus and the information under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information.

	Year Ended March 31,
	2012	2011	2010	2009	2008
Statement of operations data:
Total investment income	$21,242	$26,064	$20,785	$25,812	$27,894
Total expenses net of credits from Adviser	7,499	9,893	10,187	12,424	14,842

Net investment income	13,743	16,171	10,598	13,388	13,052

Net gain (loss) on investments	8,223	268	(21,669)	(24,837)	(13,993)

Net increase (decrease) in net assets resulting from operations	$21,966	$16,439	$(11,071)	$(11,449)	$(941)

Per share data(1):
Net increase (decrease) in net assets resulting from operations per common share—basic and diluted	$0.99	$0.74	$(0.50)	$(0.53)	$(0.06)
Net investment income before net gain (loss) on investments per common share—basic and diluted	0.62	0.73	0.48	0.62	0.79
Weighted common shares outstanding—basic and diluted	22,080,133	22,080,133	22,080,133	21,545,936	16,560,100

Cash distributions declared per share	0.61	0.48	0.48	0.96	0.93
Statement of assets and liabilities data:
Total assets	$325,297	$241,109	$297,161	$326,843	$352,293
Net assets	207,216	198,829	192,978	214,802	206,445
NAV per share	9.38	9.00	8.74	9.73	12.47
Common shares outstanding	22,080,133	22,080,133	22,080,133	22,080,133	16,560,100
Senior securities data:
Borrowings under Credit Facility(2)	$—	$—	$27,812	$110,265	$144,835
Short term loan(2)	76,005	40,000	75,000	—	—
Mandatorily redeemable preferred stock(2)	40,000	—	—	—	—

Asset coverage ratio(3)	268%	534%	281%	293%	242%
Asset coverage per unit(4)	$2,676	$5,344	$2,814	$2,930	$2,422
Other unaudited data:
Number of portfolio companies	17	17	16	46	52
Average size of portfolio company investment at cost	$15,670	$11,600	$14,223	$7,586	$6,746
Principal amount of new investments	91,298	43,634	4,788	49,959	175,255
Proceeds from loan repayments and investments sold	27,185	97,491	90,240	46,742	96,437

Weighted average yield on investments(5)	12.32%	11.36%	11.02%	8.22%	8.91%
Total return(6)	5.58	38.56	79.80	(51.65)	(31.54)

(1)	Per share data for net increase (decrease) in net assets resulting from operations is based on the weighted average common stock outstanding for both basic and diluted.

(2)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information regarding our level of indebtedness.
(3)	As a BDC, we are generally required to maintain an asset coverage ratio (as defined in Section 18(h) of the 1940 Act) of at least 200% on our Senior Securities representing indebtedness and our Senior Securities that are stock. Our Term Preferred Stock is a Senior Security that is stock.
(4)	Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.
(5)	Weighted average yield on investments equals interest income on investments divided by the weighted average interest-bearing debt investment balance throughout the year.
(6)	Total return equals the increase (decrease) of the ending market value over the beginning market value plus monthly distributions divided by the monthly beginning market value.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

(dollar amounts in thousands, except per share data and as otherwise indicated)

The following analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the notes thereto contained elsewhere herein.

OVERVIEW

General

We were incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005. We were primarily established for the purpose of investing in subordinated loans, mezzanine debt, preferred stock and warrants to purchase common stock of small and medium-sized companies in connection with buyouts and other recapitalizations. We also invest in senior secured loans, common stock and, to a much lesser extent, senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments. We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

We focus on investing in small and medium-sized private U.S. businesses that meet certain criteria, including some but not all of the following: the potential for growth in cash flow, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, profitable operations based on the borrower’s cash flow, reasonable capitalization of the borrower (usually by leveraged buyout funds or venture capital funds) and the potential to realize appreciation and gain liquidity in our equity position, if any. We anticipate that liquidity in our equity position will be achieved through a merger or acquisition of the borrower, a public offering of the borrower’s stock or by exercising our right to require the borrower to repurchase our warrants, though there can be no assurance that we will always have these rights. We lend to borrowers that need funds to finance growth, restructure their balance sheets or effect a change of control.

Business Environment

While economic conditions generally appear to be improving, we remain cautious about a long-term economic recovery. The recent recession in general, and the disruptions in the capital markets in particular, have impacted our liquidity options and increased the cost of debt and equity capital. Many of our portfolio companies, as well as those that we evaluate for possible investments, are impacted by these economic conditions. If these conditions persist, it may affect their ability to repay our loans or engage in a liquidity event, such as a sale, recapitalization or initial public offering.

Despite the challenges in these uncertain economic times, during the fiscal year ended March 31, 2012, we have been able to complete both a preferred stock public offering and a renewal and increase in borrowing capacity under our line of credit (our “Credit Facility”). In March 2012, we issued 1,600,000 shares of 7.125% Series A Cumulative Term Preferred Stock (our “Term Preferred Stock”) for gross proceeds of $40.0 million. In addition, in October 2012 we entered into a fourth amended and restated credit agreement that increased the commitment amount to $60.0 million, reduced the interest rate and extended the maturity of our Credit Facility until 2014. We discuss each of the foregoing in detail below under “Recent Developments.”

While conditions remain challenging, we are seeing an increase in the number of new investment opportunities consistent with our investing strategy of providing subordinated debt with equity enhancement features and direct equity in support of management and sponsor-led buyouts of small and medium-sized companies. These new investment opportunities translated into four new proprietary debt and equity deals during the year ended

March 31, 2012. In April 2011, we invested $16.4 million in Mitchell Rubber Products, Inc. (“Mitchell”), which develops, mixes and molds rubber compounds for specialized applications in the non-tire rubber market. In August 2011, we invested $28.1 million in SOG Specialty K&T, LLC (“SOG”), which designs and produces specialty knives and tools for the hunting/outdoors, military/law enforcement and industrial markets. In September 2011, we invested $14.1 million in SBS Industries, Inc. (“SBS”), a manufacturer and value-added distributor of special fasteners and threaded screw products. In December 2011, we invested $19.6 million in Channel Technologies Group, LLC (“Channel Technologies”), which designs and manufactures products used in military, commercial and medical applications. Subsequent to our fiscal year end, in May 2012, we invested $9.5 million in Packerland Whey Products, Inc. (“Packerland”), a processor of raw fluid whey, specializing in the production of protein supplements for dairy and beef cattle, and in July 2012, we invested $22.5 million in Ginsey Holdings, Inc. (“Ginsey”), which designs and markets a broad line of branded juvenile and adult bath products. Over the past two years, we have invested approximately $145.9 million into eight new proprietary transactions.

The increased investing opportunities in the marketplace also presented opportunities for us to achieve realized gains and other income. In April 2011, we sold our equity investment in and received partial redemption of our preferred stock, while investing new subordinated debt, in Cavert II Holding Corporation (“Cavert”) as part of a recapitalization. The gross cash proceeds to us from the sale of our equity in Cavert were $5.6 million, resulting in a realized gain of $5.5 million. At the same time, we received $2.3 million in a partial redemption of our preferred stock, received $0.7 million in preferred dividends and invested $5.7 million in new subordinated debt of Cavert. In fiscal year 2011, we achieved a significant amount of liquidity and realized gains with the sales of A. Stucki Holding Corp. (“A. Stucki”) and Chase II Holding Corp. (“Chase”) for total proceeds of $83.9 million and an aggregate realized gain of $23.5 million. In addition, we recorded $9.1 million of other income, including success fee and dividend income, resulting from these exits.

The A. Stucki, Chase, and Cavert sales were our first management-supported buyout liquidity events, and each was an equity investment success, highlighting our investment strategy of striving to achieve returns through current income from debt investments and capital gains from equity investments. We will strive to utilize the resulting borrowing availability under our Credit Facility to make new investments to potentially increase our net investment income and generate capital gains to enhance our ability to pay dividends to our stockholders.

Due to losses realized during the fiscal year ended March 31, 2010, which occurred in connection with the Syndicated Loan Sales, described below, which were available to offset future realized gains, we were not required to distribute the realized gains from the A. Stucki, Chase and Cavert sales to stockholders during the fiscal years ended March 31, 2012 and 2011. The economic conditions in 2008 and 2009 had affected the general availability of credit, and, as a result, during the quarter ended June 30, 2009, we sold 29 senior syndicated loans that were held in our portfolio of investments at March 31, 2009, to various investors in the syndicated loan market (the “Syndicated Loan Sales”) to repay amounts outstanding under our prior line of credit with Deutsche Bank AG (the “Prior Credit Facility”), which matured in April 2009. These loans, in aggregate, had a cost value of approximately $104.2 million, or 29.9% of the cost of our total investments, and an aggregate fair value of approximately $69.8 million, or 22.2% of the fair value of our total investments, at March 31, 2009. As a result of the settlement of the Syndicated Loan Sales and other exits, at March 31, 2012, we no longer have any syndicated loan investments. Collectively, these sales have changed our asset composition in a manner that has affected our ability to satisfy certain elements of the Code’s rules for maintenance of our RIC status. To maintain our status as a RIC, in addition to other requirements, as of the close of each quarter of our taxable year, we must meet the asset diversification test, which requires that at least 50% of the value of our assets consist of cash, cash items, U.S. government securities or certain other qualified securities (the “50% threshold”). During the quarter ended March 31, 2012, we again fell below the 50% threshold.

Failure to meet the 50% threshold alone will not result in our loss of RIC status. In circumstances where the failure to meet the 50% threshold is the result of fluctuations in the value of assets, including as a result of the sale of assets, we will still be deemed to have satisfied the 50% threshold and, therefore, maintain our RIC status, provided that we have not made any new investments, including additional investments in our existing portfolio companies (such as advances under outstanding lines of credit), since the time that we fell below the 50% threshold. At March 31, 2012, we satisfied the 50% threshold primarily through the purchase of short-term qualified securities, which was funded through a short-term loan agreement. Subsequent to the March 31, 2012 measurement date, the short-term qualified securities matured and we repaid the short-term loan. See “—Recent Developments—Short-Term Loan” for more information regarding this transaction. As of the date of this filing, we remain below the 50% threshold.

Thus, while we currently qualify as a RIC despite our recent inability to meet the 50% threshold and potential inability to do so in the future, if we make any new or additional investments before regaining compliance with the asset diversification test, our RIC status will be threatened. If we make a new or additional investment and fail to regain compliance with the 50% threshold on the next quarterly measurement date following such investment, we will be in non-compliance with the RIC rules and will have thirty days to “cure” our failure to meet the 50% threshold to avoid the loss of our RIC status. Potential cures for failure of the asset diversification test include raising additional equity or debt capital, or changing the composition of our assets, which could include full or partial divestitures of investments, such that we would once again exceed the 50% threshold on a consistent basis.

Until the composition of our assets is above the required 50% threshold on a consistent basis, we will continue to seek to employ similar purchases of qualified securities using short-term loans that would allow us to satisfy the 50% threshold, thereby allowing us to make additional investments. There can be no assurance, however, that we will be able to enter into such a transaction on reasonable terms, if at all. We also continue to explore a number of other strategies, including changing the composition of our assets, which could include full or partial divestitures of investments, and raising additional equity or debt capital, such that we would once again exceed the 50% threshold on a consistent basis. Our ability to implement any of these strategies will be subject to market conditions and a number of risks and uncertainties that are, in part, beyond our control.

Challenges in the current market are intensified for us by certain regulatory limitations under the Code and the 1940 Act, as well as contractual restrictions under the agreement governing our Credit Facility that further constrain our ability to access the capital markets. To maintain our qualification as a RIC, we must satisfy, among other requirements, an annual distribution requirement to pay out at least 90% of our ordinary income and short-term capital gains to our stockholders. Because we are required to distribute our income in this manner, and because the illiquidity of many of our investments makes it difficult for us to finance new investments through the sale of current investments, our ability to make new investments is highly dependent upon external financing. Our external financing sources include the issuance of equity securities, debt securities or other leverage, such as borrowings under our Credit Facility. Our ability to seek external debt financing, to the extent that it is available under current market conditions, is further subject to the asset coverage limitations of the 1940 Act, which require us to have an asset coverage ratio (as defined in Section 18(h) of the 1940 Act), of at least 200% on our Senior Securities.

Market conditions have also affected the trading price of our common stock and thus our ability to finance new investments through the issuance of equity. On July 16, 2012, the closing market price of our common stock was $7.67, which represented a 18.2% discount to our March 31, 2012, net asset value (“NAV”) per share of $9.38. When our stock trades below NAV, our ability to issue equity is constrained by provisions of the 1940 Act, which generally prohibits the issuance and sale of our common stock at an issuance price below NAV per share without stockholder approval other than through sales to our then-existing stockholders pursuant to a rights offering. At our annual meeting of stockholders held on August 4, 2011, our stockholders approved a proposal which authorizes us to sell shares of our common stock at a price below our then current NAV per share, subject to certain limitations, including that the cumulative number of shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale, for a period of one year from the date of approval, provided that our Board of Directors makes certain determinations prior to any such sale. This proposal is in effect for one year from the date of stockholder approval. At our next annual stockholders meeting scheduled to take place on August 9, 2012, we will ask our stockholders to vote in favor of this proposal for another year.

The unsteady economic recovery may also continue to decrease the value of collateral securing some of our loans, as well as the value of our equity investments, which has impacted and may continue to impact our ability to borrow under our Credit Facility. Additionally, our Credit Facility contains covenants regarding the maintenance of certain minimum loan concentrations and net worth covenants, which are affected by the decrease in value of our portfolio. Failure to meet these requirements would result in a default which, if we are unable to obtain a waiver from our lenders, would result in the acceleration of our repayment obligations under our Credit Facility. As of March 31, 2012, we were in compliance with all of the Credit Facility’s covenants.

We expect that, given these regulatory and contractual constraints in combination with current market conditions, debt and equity capital may be costly or difficult for us to access in the near term. However, in light of the general stabilization of our portfolio valuations over the past two years and increased investing opportunities that we see in our target markets, as demonstrated by our seven originated investments totaling $123.5 million, we are cautiously optimistic about the long-term prospects for the U.S. economy and will continue our strategy of making conservative investments in businesses that we believe will weather the current economic conditions and that are likely to produce attractive long-term returns for our stockholders. Despite the liquidity that we were able to generate with the A. Stucki, Chase and Cavert transactions, our recent public offering of Term Preferred Stock and the increased commitment on our Credit Facility, a significant amount of this liquidity has been used in our origination activity. Future investment activity may be dependent on our access to capital, which may be limited or challenged and other events beyond our control may still encumber our ability to make new investments in the future.

Investment Highlights

During the fiscal year ended March 31, 2012, we disbursed $76.9 million in new debt and equity investments and extended $14.4 million of investments to existing portfolio companies through revolver draws or additions to term notes. Since our initial public offering in June 2005 through March 31, 2012, we have made 168 investments in 94 companies for a total of approximately $716.5 million, before giving effect to principal repayments on investments and divestitures.

Investment Activity

During our fiscal year ended March 31, 2012, the following significant transactions occurred:

•

In April 2011, we recapitalized our investment in Cavert, from which we received gross cash proceeds of $5.6 million from the sale of our common equity, resulting in a realized gain of $5.5 million, $2.3 million in a partial redemption of our preferred stock and $0.7 million in preferred dividends. At the same time, we invested $5.7 million in new subordinated debt in Cavert. Cavert was reclassified from a Control investment to an Affiliate investment during the three months ended June 30, 2011.

•

In April 2011, we invested $16.4 million in a new Control investment, Mitchell, consisting of subordinated debt and preferred and common equity. Mitchell, headquartered in Mira Loma, California, develops, mixes and molds rubber compounds for specialized applications in the non-tire rubber market.

•	In May 2011, we received full repayment of our syndicated loan to Fifth Third Processing Solutions, LLC, resulting in net cash proceeds of $0.5 million.

•	In July 2011, we received full repayment of our last remaining syndicated loan, to Survey Sampling, LLC (“Survey Sampling”), resulting in net cash proceeds of $2.3 million.

•

In August 2011, we invested $28.1 million in a new Control investment, SOG, consisting of senior debt and preferred equity. SOG, headquartered in Lynnwood, Washington, designs and produces specialty knives and tools for the hunting/outdoors, military/law enforcement and industrial markets.

•

In September 2011, we invested $14.1 million in a new Control investment, SBS, consisting of senior debt and preferred and common equity. SBS, headquartered in Tulsa, Oklahoma, is a manufacturer and value-added distributor of special fasteners and threaded screw products.

•

In October 2011, we received full repayment of our senior subordinated term loan to Quench Holdings Corp. (“Quench”), resulting in gross proceeds of $8.0 million. We still hold preferred and common equity in Quench.

•

In November 2011, we sold Neville Limited (“Neville”) for gross proceeds of approximately $0.3 million, recognizing a realized loss of $0.3 million on the sale. Neville was property we received in connection with the A. Stucki sale in June 2010.

•

In December 2011, we restructured our investment in Country Club Enterprises, LLC (“CCE”), converting $4.0 million of senior subordinated debt into preferred shares of CCE in a non-cash transaction. We also received additional preferred shares as consideration for past-due interest and other receivables owed from CCE.

•	In December 2011, we received full repayment of our senior notes to American Greetings Corporation (“AMG”), resulting in gross cash proceeds of $3.0 million.

•

In December 2011, we invested $19.6 million in a new Affiliate investment, Channel Technologies, consisting of senior debt and preferred and common equity. Channel Technologies, headquartered in Santa Barbara, California, designs and manufactures products used in military, commercial and medical applications.

Refer to Note 15, “Subsequent Events,” in our Consolidated Financial Statements included elsewhere in this prospectus for investment activity occurring subsequent to March 31, 2012.

Recent Developments

Renewal of Credit Facility

On October 26, 2011, we entered into a fourth amended and restated credit agreement through Gladstone Business Investment, LLC (“Business Investment”) with Branch Banking and Trust Company (“BB&T”) as administrative agent and BB&T and KeyBank National Association (“Keybank”) as joint lead arrangers, managing agents and committed lenders to renew our Credit Facility. The commitment amount of our revolving line of credit was increased to $60 million, the interest rate was reduced and the maturity was extended. Subject to certain terms and conditions, the Credit Facility may be expanded to a total of $175.0 million through the addition of other committed lenders to the facility. The Credit Facility matures on October 25, 2014, and, if not renewed or extended by the Maturity Date, all principal and interest will be due and payable on or before October 25, 2015 (one year after the Maturity Date). Advances under the Credit Facility will generally bear interest at 30-day LIBOR plus 3.75% per annum, with an unused fee of 0.50% on undrawn amounts. There are two one-year extension options, to be agreed upon by all parties, which may be exercised, subject to compliance with the covenants set forth in the credit agreement, on or before October 26, 2012 and October 26, 2013, as applicable. We incurred fees of $0.7 million in connection with this amendment.

Short-Term Loan

For each quarter end since June 30, 2009 (the “measurement dates”), we satisfied the 50% threshold to maintain our status as a RIC, in part, through the purchase of short-term qualified securities, which were funded primarily through a short-term loan agreement. Subsequent to each of the measurement dates, the short-term qualified securities matured, and we repaid the short-term loan, at which time we again fell below the 50% threshold.

Therefore, similar to previous quarter ends, to maintain our status as a RIC, we purchased $85.0 million of short-term United States Treasury Bills (“T-Bills”) through Jefferies & Company, Inc. (“Jefferies”) on March 28,

2012. As these T-Bills have a maturity of less than three months, we consider them to be cash equivalents and include them in cash and cash equivalents on our accompanying Consolidated Statement of Assets and Liabilities as of March 31, 2012. The T-Bills were purchased on margin using $9.0 million in cash and the proceeds from a $76.0 million short-term loan from Jefferies with an effective annual interest rate of approximately 0.64%. On April 5, 2012, when the T-Bills matured, we repaid the $76.0 million loan from Jefferies and received the $9.0 million margin payment sent to Jefferies to complete the transaction.

Similarly, on June 28, 2012, we purchased $85.0 million of T-Bills through Jefferies. The T-Bills were purchased on margin using $9.0 million in cash and the proceeds from a $76.0 million short-term loan from Jefferies with an effective annual interest rate of approximately 0.67%. On July 5, 2012, when the T-Bills matured, we repaid the $76.0 million loan from Jefferies, and on July 6, 2012, we received the $9.0 million margin payment sent to Jefferies to complete the transaction.

Term Preferred Stock Offering

On March 6, 2012, we completed an offering of 1,400,000 shares of Term Preferred Stock, at a public offering price of $25.00 per share under a shelf registration statement on Form N-2 (File No. 333-160720). Net proceeds of the offering, after deducting underwriting discounts and offering expenses borne by us were approximately $33.2 million, a portion of which was used to repay borrowings under our Credit Facility, with the remaining proceeds being held to make additional investments and for general corporate purposes. On March 13, 2012, the underwriters purchased an additional 200,000 shares of our Term Preferred Stock to cover over-allotments, for which we received net proceeds, after deducting underwriting discounts, of $4.8 million. Refer to Note 7—Mandatorily Redeemable Preferred Stock in our Consolidated Financial Statements included elsewhere in this prospectus for further discussion of our Term Preferred Stock offering.

Our Adviser and Administrator

Investment Advisory and Management Agreement

Under the amended and restated investment advisory and management agreement with our Adviser (the “Advisory Agreement”), we pay our Adviser an annual base management fee of 2% of our average gross assets, which is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the two most recently completed quarters and appropriately adjusted for any share issuances or repurchases during the current quarter.

We also pay our Adviser a two-part incentive fee under the Advisory Agreement. The first part of the incentive fee is an income-based incentive fee which rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to our Adviser, we will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. The Adviser has not earned the capital gains-based portion of the incentive fee since our inception.

We pay our direct expenses, including, but not limited to, directors’ fees, legal and accounting fees, stockholder-related expenses and directors and officers insurance under the Advisory Agreement.

Since April 2008, our Board of Directors has accepted from our Adviser unconditional and irrevocable voluntary waivers on a quarterly basis to reduce the annual 2.0% base management fee on senior syndicated loans to 0.5% to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations.

In addition to the base management and incentive fees under the Advisory Agreement, 50% of certain fees and 100% of others received by the Adviser from our portfolio companies are credited against the investment advisory fee paid to the Adviser.

The Adviser also services our loan portfolio pursuant to a loan servicing agreement with Business Investment in return for a 2.0% annual fee, based on the monthly aggregate outstanding loan balance of the loans pledged under our Credit Facility.

On July 10, 2012, our Board of Directors approved the renewal of the Advisory Agreement with our Adviser through August 31, 2013.

Administration Agreement

We have entered into an administration agreement with our Administrator (the “Administration Agreement”), whereby we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of the Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including, but not limited to, rent and salaries and benefits expenses of our chief financial officer and treasurer, chief compliance officer, internal counsel and their respective staffs. Our allocable portion of expenses is generally derived by multiplying our Administrator’s total allocable expenses by the percentage of our total assets at the beginning of the quarter in comparison to the total assets at the beginning of the quarter of all companies managed by the Adviser under similar agreements. On July 10, 2012, our Board of Directors approved the renewal of this Administration Agreement with our Administrator through August 31, 2013.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities, including disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ materially from those estimates. We have identified our investment valuation process as our most critical accounting policy.

Investment Valuation

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

General Valuation Policy: We value our investments in accordance with the requirements of the 1940 Act. As discussed more fully below, we value securities for which market quotations are readily available and reliable at their market value. We value all other securities and assets at fair value, as determined in good faith by our Board of Directors. Such determination of fair values may involve subjective judgments and estimates.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures,” defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 provides a consistent definition of fair value that focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

•	Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;

•

Level 2—inputs to the valuation methodology include quoted prices for similar assets and liabilities in active or inactive markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•

Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the asset or liability and can include our own assumptions based upon the best available information.

As of March 31, 2012 and 2011, all of our investments were valued using Level 3 inputs. See Note 3—Investments in our accompanying notes to our Consolidated Financial Statements included elsewhere in this prospectus for additional information regarding fair value measurements and our application of ASC 820.

We use generally accepted valuation techniques to value our portfolio unless we have specific information about the value of an investment to determine otherwise. From time to time we may accept an appraisal of a business in which we hold securities. These appraisals are expensive and occur infrequently but provide a third-party valuation opinion that may differ in results, techniques and scope used to value our investments. When these specific, third-party appraisals are obtained, we would use estimates of value provided by such appraisals and our own assumptions, including estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date, to value our investments.

In determining the value of our investments, our Adviser has established an investment valuation policy (the “Policy”). The Policy has been approved by our Board of Directors, and each quarter, our Board of Directors reviews whether our Adviser has applied the Policy consistently and votes whether or not to accept the recommended valuation of our investment portfolio.

The Policy, which is summarized below, applies to the following categories of securities:

•	Publicly-traded securities;

•	Securities for which a limited market exists; and

•	Securities for which no market exists.

Valuation Methods:

Publicly-traded securities: We determine the value of publicly-traded securities based on the closing price for the security on the exchange or securities market on which it is listed and primarily traded on the valuation date. To the extent that we own restricted securities that are not freely tradable but for which a public market otherwise exists, we will use the market value of that security adjusted for any decrease in value resulting from the restrictive feature.

Securities for which a limited market exists: We value securities that are not traded on an established, secondary securities market but for which a limited market for the security exists, such as certain participations in, or assignments of, syndicated loans, at the quoted bid price, which are non-binding. In valuing these assets, we assess trading activity in the asset class and evaluate variances in prices and other market insights to determine if any available quoted prices are reliable. In general, if we conclude that quotes based on active markets or trading activity may be relied upon, firm bid-ask price ranges are requested; however, if firm bid-ask prices are unavailable, we base the value of the security upon the indicative bid price (“IBP”) offered by the respective, originating syndication agent’s trading desk or secondary desk on or near the valuation date. To the extent that we use the IBP as a basis for valuing the security, our Adviser may take further steps to consider additional information to validate that price in accordance with the Policy.

In the event these limited markets become illiquid to a degree that market prices are no longer readily available, we will value our syndicated loans using alternative methods, such as estimated net present values of the future cash flows, or discounted cash flows (“DCF”). The use of a DCF methodology follows that prescribed by ASC 820, which provides guidance on the use of a reporting entity’s own assumptions about future cash flows and risk-adjusted discount rates when relevant, observable inputs, such as quotes in active markets, are not available. When relevant, observable market data does not exist, an alternative outlined in ASC 820 is the valuation of investments based on DCF. For the purposes of using DCF to provide fair value estimates, we consider multiple inputs, such as a risk-adjusted discount rate that incorporates adjustments that market participants would make, both for nonperformance and liquidity risks. As such, we develop a modified discount rate approach that incorporates risk premiums, including, among other things, increased probability of default, higher loss given default and increased liquidity risk. The DCF valuations applied to the syndicated loans provide an estimate of what we believe a market participant would pay to purchase a syndicated loan in an active market, thereby establishing a fair value. We will apply the DCF methodology in illiquid markets until quoted prices are available or are deemed reliable based on trading activity.

At March 31, 2011, we determined that IBPs were reliable indicators of fair value for our syndicated investments. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we determined that these valuation inputs were classified as Level 3 within the fair value hierarchy as defined in ASC 820. As of March 31, 2012, we had no syndicated investments.

Securities for which no market exists: The valuation methodology for securities for which no market exists falls into three categories: (A) portfolio investments comprised solely of debt securities; (B) portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and equity securities; and (C) portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities.

(A)	Portfolio investments comprised solely of debt securities: Debt securities that are not publicly-traded on an established securities market or for which a limited market does not exist (“Non-Public Debt Securities”) and that are issued by portfolio companies in which we have no equity or equity-like securities are fair valued in accordance with the terms of the Policy, which utilize opinions of value submitted to us by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”). We may also submit paid-in-kind (“PIK”) interest to SPSE for its evaluation when it is determined that PIK interest is likely to be received.

In the case of Non-Public Debt Securities, we have engaged SPSE to submit opinions of value for our debt securities that are issued by portfolio companies in which we own no equity or equity-like securities. SPSE will only evaluate the debt portion of our investments for which we specifically request evaluation and may decline to make requested evaluations for any reason, at its sole discretion. Quarterly, we collect data with respect to the investments (which includes portfolio company financial and operational performance and the information described below under “—Credit Information,” the risk ratings of the loans, described below under “—Loan Grading and Risk Rating” and the factors described hereunder). This portfolio company data is forwarded to SPSE for review and analysis. SPSE makes its independent assessment of the data that we have assembled and assesses its independent data to form an opinion as to what they consider to be the market values for the securities. With regard to its work, SPSE has issued the following paragraph:

SPSE provides evaluated price opinions which are reflective of what SPSE believes the bid side of the market would be for each loan after careful review and analysis of descriptive, market and credit information. Each price reflects SPSE’s best judgment based upon careful examination of a variety of market factors. Because of fluctuation in the market and in other factors beyond its control, SPSE cannot guarantee these evaluations. The evaluations reflect the market prices, or estimates thereof, on the date specified. The prices are based on comparable market prices for similar securities. Market information has been obtained from reputable secondary market sources. Although these sources are considered reliable, SPSE cannot guarantee their accuracy.

SPSE opinions of the value of our debt securities that are issued by portfolio companies in which we do not own equity or equity-like securities are submitted to our Board of Directors along with our Adviser’s supplemental assessment and recommendation regarding valuation of each of these investments. Our Adviser generally accepts the opinion of value given by SPSE; however, in certain limited circumstances, such as when our Adviser may learn new information regarding an investment between the time of submission to SPSE and the date of our Board of Directors’ assessment, our Adviser’s conclusions as to value may differ from the opinion of value delivered by SPSE. Our Board of Directors then reviews whether our Adviser has followed its established procedures for determinations of fair value, and votes to accept or reject the recommended valuation of our investment portfolio. Our Adviser and our management recommended, and our Board of Directors voted to accept, the opinions of value delivered by SPSE on the loans in our portfolio as denoted on the Schedule of Investments included in our accompanying Consolidated Financial Statements.

Because there is a delay between when we close an investment and when the investment can be evaluated by SPSE, new loans are not valued immediately by SPSE; rather, management makes its own determination about the value of these investments in accordance with our valuation policy using the methods described herein.

(B)	Portfolio investments in controlled companies comprised of a bundle of investments, which can include debt and equity securities: The fair value of these investments is determined based on the total enterprise value (“TEV”) of the portfolio company, or issuer, utilizing a liquidity waterfall approach under ASC 820 for our Non-Public Debt Securities and equity or equity-like securities (e.g., preferred equity, common equity or other equity-like securities) that are purchased together as part of a package where we have control or could gain control through an option or warrant security; both the debt and equity securities of the portfolio investment would exit in the mergers and acquisitions market as the principal market, generally through a sale of the portfolio company. We manage our risk related to these investments at the aggregated issuer level and generally exit the debt and equity securities together. Applying the liquidity waterfall approach to all of the investments of an issuer, we first calculate the TEV of the issuer by incorporating some or all of the following factors:

•	the issuer’s ability to make payments;

•	the earnings of the issuer;

•	recent sales to third parties of similar securities;

•	the comparison to publicly-traded securities; and

•	DCF or other pertinent factors.

In gathering the sales to third parties of similar securities, we may reference industry statistics and use outside experts. TEV is only an estimate of value and may not be the value received in an actual sale. Once we have estimated the TEV of the issuer, we will subtract the value of all the debt securities of the issuer, which are valued at the contractual principal balance. Fair values of these debt securities are discounted for any shortfall of TEV over the total debt outstanding for the issuer. Once the values for all outstanding senior securities, which include all the debt securities, have been subtracted from the TEV of the issuer, the remaining amount, if any, is used to determine the value of the issuer’s equity or equity-like securities. If, in the Adviser’s judgment, the liquidity waterfall approach does not accurately reflect the value of the debt component, the Adviser may recommend that we use a valuation by SPSE, or, if that is unavailable, a DCF valuation technique.

(C)

Portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities: We value Non-Public Debt Securities that are purchased together with equity or equity-like securities from the same portfolio company, or issuer, for which we do not control or cannot gain control as of the measurement date, using a hypothetical, secondary market as our principal market. In accordance with ASC 820 (as amended by the FASB’s Accounting Standards Update No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”),” (“ASU 2011-04”)), we have defined our “unit of account” at the investment level (either debt or equity), and thus determine our fair value of these non-control investments assuming the sale of an individual security using the standalone premise of value. As such, we estimate the fair value of the debt component using estimates of value provided by SPSE and our own assumptions in the absence of observable market data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. For equity or equity-like securities of investments for which we do not control or cannot gain control as of the measurement date, we estimate the fair value of the equity based on factors such as the overall value of the issuer, the relative fair value of other units of account including debt, or other relative value approaches. Consideration also is given to capital structure and other contractual obligations that may impact the fair value of the equity. Furthermore, we may utilize comparable values of similar companies, recent investments and indices with similar structures and risk characteristics or DCF valuation techniques and, in the absence of other observable market data, our own assumptions.
Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly and materially from the values that would have been obtained had a ready market for the securities existed. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security in an orderly transaction between market participants at the measurement date.

Valuation Considerations: From time to time, depending on certain circumstances, the Adviser may use the following valuation considerations, including, but not limited to:

•	the nature and realizable value of the collateral;

•	the portfolio company’s earnings and cash flows and its ability to make payments on its obligations;

•	the markets in which the portfolio company does business;

•	the comparison to publicly-traded companies; and

•	DCF and other relevant factors.

Because such valuations, particularly valuations of private securities and private companies, are not susceptible to precise determination, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ from the values that might have actually resulted had a readily available market for these securities been available.

Credit Information: Our Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. We and our Adviser generally participate in the periodic board meetings of our portfolio companies in which we hold Control and Affiliate investments and also require them to provide annual audited and monthly unaudited financial statements. Using these statements or comparable information and board discussions, our Adviser calculates and evaluates the credit statistics.

Loan Grading and Risk Rating: As part of our valuation procedures above, we risk rate all of our investments in debt securities. For syndicated loans that have been rated by a Nationally Recognized Statistical Rating

Organization (“NRSRO”), we use the NRSRO’s risk rating for such security. For all other debt securities, we use a proprietary risk rating system. Our risk rating system uses a scale of 0 to 10, with 10 being the lowest probability of default. This system is used to estimate the probability of default on debt securities and the probability of loss if there is a default. These types of systems are referred to as risk rating systems and are used by banks and rating agencies. The risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

For the debt securities for which we do not use a third-party NRSRO risk rating, we seek to have our risk rating system mirror the risk rating systems of major risk rating organizations, such as those provided by an NRSRO. While we seek to mirror the NRSRO systems, we cannot provide any assurance that our risk rating system will provide the same risk rating as an NRSRO for these securities. The following chart is an estimate of the relationship of our risk rating system to the designations used by two NRSROs as they risk rate debt securities of major companies. Because our system rates debt securities of companies that are unrated by any NRSRO, there can be no assurance that the correlation to the NRSRO set out below is accurate. We believe our risk rating would be significantly higher than a typical NRSRO risk rating because the risk rating of the typical NRSRO is designed for larger businesses. However, our risk rating has been designed to risk rate the securities of smaller businesses that are not rated by a typical NRSRO. Therefore, when we use our risk rating on larger business securities, the risk rating is higher than a typical NRSRO rating. The primary difference between our risk rating and the rating of a typical NRSRO is that our risk rating uses more quantitative determinants and includes qualitative determinants that we believe are not used in the NRSRO rating. It is our understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on an NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, our scale begins with the designation >10 as the best risk rating which may be equivalent to a BBB or Baa2 from an NRSRO, however, no assurance can be given that a >10 on our scale is equal to a BBB or Baa2 on an NRSRO scale.

Company’s System	First NRSRO	Second NRSRO	Gladstone Investment’s Description (a)
>10	Baa2	BBB	Probability of Default (PD) during the next 10 years is 4% and the Expected Loss upon Default (EL) is 1% or less
10	Baa3	BBB-	PD is 5% and the EL is 1% to 2%
9	Ba1	BB+	PD is 10% and the EL is 2% to 3%
8	Ba2	BB	PD is 16% and the EL is 3% to 4%
7	Ba3	BB-	PD is 17.8% and the EL is 4% to 5%
6	B1	B+	PD is 22% and the EL is 5% to 6.5%
5	B2	B	PD is 25% and the EL is 6.5% to 8%
4	B3	B-	PD is 27% and the EL is 8% to 10%
3	Caa1	CCC+	PD is 30% and the EL is 10% to 13.3%
2	Caa2	CCC	PD is 35% and the EL is 13.3% to 16.7%
1	Caa3	CC	PD is 65% and the EL is 16.7% to 20%
0	N/A	D	PD is 85% or there is a payment default and the EL is greater than 20%

(a)

The default rates set forth are for a 10-year term debt security. If a debt security is less than 10 years, then the probability of default is adjusted to a lower percentage for the shorter period, which may move the security higher on our risk rating scale

The above scale gives an indication of the probability of default and the magnitude of the loss if there is a default. Generally, our policy is to stop accruing interest on an investment if we determine that interest is no longer collectable. As of March 31, 2012, two control investments, ASH and CCE, were on non-accrual with an aggregate fair value of $0. At March 31, 2011, one Control investment, ASH, was on non-accrual with a fair value of $0. Additionally, we do not risk rate our equity securities.

The following table lists the risk ratings for all proprietary loans in our portfolio as of March 31, 2012 and 2011, representing approximately 100.0% and 95.8%, respectively, of the principal balance of all loans in our portfolio at the end of each period:

	As of March 31,
Rating	2012	2011
Highest	7.9	9.2
Average	5.0	5.6
Weighted Average	5.3	5.7
Lowest	2.4	2.6

As of March 31, 2012, we did not have any non-proprietary loans in our investment portfolio. At March 31, 2011, the risk rating for our syndicated loan that was not rated by an NRSRO, Survey Sampling, was 7.0, representing approximately 1.7% of the principal balance of all loans in our portfolio at March 31, 2011. Survey Sampling was repaid at par in July 2011. We do not currently have any loans that are rated by an NRSRO, but if we did, we would risk rate such loans in accordance with the risk rating systems of major risk rating organizations, such as those provided by an NRSRO. At March 31, 2011, the weighted average risk ratings for all loans in our portfolio that were rated by an NRSRO were BB+/Ba2, representing approximately 2.5% of the principal balance of all loans in our portfolio at March 31, 2011. Our last remaining non-proprietary loans rated by an NRSRO, Fifth Third Processing Solutions, LLC, and American Greetings Corporation, were repaid at premiums in May and December 2011, respectively.

Tax Status

Federal Income Taxes

We intend to continue to qualify for treatment as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we must meet certain source-of-income, asset diversification and annual distribution requirements. For more information regarding the requirements we must meet as a RIC, see “—Business Environment.” Under the annual distribution requirements, we are required to distribute to stockholders at least 90% of our investment company taxable income, as defined by the Code. Our practice has been to pay out as distributions up to 100% of that amount.

In an effort to limit certain excise taxes imposed on RICs, we generally distribute during each calendar year, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. However, we did incur an excise tax of $30 and $24 for the calendar years ended December 31, 2011 and 2010, respectively. Under the RIC Modernization Act (the “RIC Act”), we will be permitted to carry forward capital losses incurred in taxable years beginning after March 31, 2011, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than only being considered short-term as permitted under previous regulation.

We currently do not meet the 50% threshold of the asset diversification test applicable to RICs under the Code. If we make any additional investment in the future, including advances under outstanding lines of credit to our portfolio companies, and remain below this threshold as of September 30, 2012, or any subsequent quarter end, we would lose our RIC status unless we are able to cure such failure within 30 days of the quarter end. See “Risks Factors—Risks Related to Our Regulation and Structure.”

We sought and received approval for a change in accounting method from the IRS related to our tax treatment for success fees. As a result, we will continue to account for the recognition of income from the success fees upon receipt, or when the amount becomes fixed. However, starting January 1, 2011, the tax characterization of the success fee amount was and will continue to be treated as ordinary income. Prior to January 1, 2011, we had treated the success fee amount as a capital gain for tax characterization purposes. The approved change in accounting method does not require us to retroactively change the capital gains treatment of the success fees received prior to January 1, 2011.

Revenue Recognition

Interest Income Recognition

Interest income, adjusted for amortization of premiums and acquisition costs, the accretion of discounts and the amortization of amendment fees, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due, or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis, depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past-due principal and interest are paid, and, in management’s judgment, are likely to remain current, or due to a restructuring such that the interest income is deemed to be collectible. At March 31, 2012, ASH and CCE were on non-accrual. These non-accrual loans had an aggregate cost value of $16.4 million, or 8.6% of the cost basis of debt investments in our portfolio, and an aggregate fair value of $0. At March 31, 2011, ASH was on non-accrual with a debt cost basis of $9.3 million, or 6.7% of the cost basis of debt investments in our portfolio, and a fair value of $0.

We did not hold any loans in our portfolio that contained a PIK provision at March 31, 2012; however, during the year ended March 31, 2012, we recorded PIK income of $7. PIK interest, computed at the contractual rate specified in the loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be included in our calculation of distributable income for purposes of complying with our distribution requirements, even though we have not yet collected the cash. The sole loan which had a PIK provision was paid off, at par, during the quarter ended September 30, 2011. We recorded PIK income of $12 for the year ended March 31, 2011.

Other Income Recognition

We record success fees upon receipt. Success fees are contractually due upon a change of control in a portfolio company and are recorded in other income in our accompanying Consolidated Statements of Operations. We recorded $0.7 million of success fees during the year ended March 31, 2012, representing prepayments received from Mathey and Cavert. During the year ended March 31, 2011, we recorded success fees of $5.4 million, including $2.3 million from the exit and payoff of Chase, $1.9 million from the exit and payoff of A. Stucki, $0.8 million from a prepayment received from Cavert and $0.4 million from a prepayment received from Mathey.

Dividend income on preferred equity securities is accrued to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash, and it is recorded in other income in our accompanying Consolidated Statements of Operations. We recorded and collected $0.7 million of dividends on accrued preferred shares in connection with the recapitalization of Cavert in the year ended March 31, 2012. During the year ended March 31, 2011, we recorded and collected $4.0 million of dividends accrued on preferred shares of Chase, recorded and collected $0.3 million of dividends on preferred shares of A. Stucki and accrued and received a special dividend of property valued at $0.5 million in connection with the A. Stucki sale.

RESULTS OF OPERATIONS

Comparison of the Fiscal Year Ended March 31, 2012 to the Fiscal Year Ended March 31, 2011

	For the Fiscal Years Ended March 31,
	2012	2011	$ Change	% Change
INVESTMENT INCOME
Interest income	$19,588	$15,722	$3,866	24.6%
Other income	1,654	10,342	(8,688)	(84.0)

Total investment income	21,242	26,064	(4,822)	(18.5)

EXPENSES
Base management fee	4,386	3,979	407	10.2
Incentive fee	19	2,949	(2,930)	(99.4)
Administration fee	684	753	(69)	(9.2)
Interest and dividend expense	966	690	276	40.0
Amortization of deferred financing costs	459	491	(32)	(6.5)
Other	2,145	1,711	434	25.4

Expenses before credits from Adviser	8,659	10,573	(1,914)	(18.1)
Credits to fees	(1,160)	(680)	(480)	70.6

Total expenses net of credits to fees	7,499	9,893	(2,394)	(24.2)

NET INVESTMENT INCOME	13,743	16,171	(2,428)	(15.0)

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net realized gain on investments	5,091	23,489	(18,398)	(78.3)
Net realized loss on other	(40)	—	(40)	NM
Net unrealized appreciation (depreciation) of investments	3,163	(23,197)	26,360	NM
Net unrealized appreciation (depreciation) of other	9	(24)	33	NM

Net realized and unrealized gain on investments and other	8,223	268	7,955	2968.3

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,966	$16,439	$5,527	33.6%

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE—BASIC AND DILUTED	$0.99	$0.74	0.25	33.8%

NM = Not Meaningful

Investment Income

Total investment income decreased by 18.5% for the year ended March 31, 2012, as compared to the prior year. This decrease was primarily due to a significant amount of other income, including success fee and dividend income, that we recorded in the prior year as part of the A. Stucki and Chase exits in June and December 2010, respectively, partially offset by an overall increase in interest income in the year ended March 31, 2012 as a result of an increase in the size of our loan portfolio and holding higher-yielding debt investments during the year ended March 31, 2012.

Interest income from our investments in debt securities increased 24.6% for the year ended March 31, 2012, as compared to the prior year. The level of interest income from investments is directly related to the principal balance of our interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average principal balance of our interest-bearing investment portfolio during the year ended March 31, 2012, was approximately $159.0 million, compared to approximately $138.1 million for the prior year. This increase was primarily due to originated investments in Venyu Solutions, Inc. (“Venyu”), Precision Southeast, Inc. (“Precision”), Mitchell, SOG, SBS and Channel Technologies and the recapitalization of Cavert, partially offset by the exits from A. Stucki and Chase and the restructurings of Galaxy and CCE. At March 31, 2012, two loans, ASH Holdings Corp. (“ASH”) and CCE, were on non-accrual, with an aggregate weighted average principal balance of $14.3 million during the year ended March 31, 2012. CCE was put on non-accrual during the three months ended September 30, 2011. At March 31, 2011, one loan, ASH, was on non-accrual, with a weighted average principal balance of $8.4 million during the year ended March 31, 2011.

The weighted average yield on our interest-bearing investments, excluding cash and cash equivalents and excluding receipts recorded as other income, for the year ended March 31, 2012, was 12.3%, compared to 11.4% for the prior year. The weighted average yield varies from period to period, based on the current stated interest rate on interest-bearing investments. The increase in the weighted average yield for the year ended March 31, 2012, is a result of the exits of lower interest-bearing debt investments, such as A. Stucki, Chase, Survey Sampling, Quench and AMG, which had an aggregate, weighted-average interest rate of 9.7% at the time of their respective exits, and the addition of higher-yielding debt investments in Venyu, Precision, Mitchell, SOG, SBS and Channel Technologies, which had an aggregate, weighted average interest rate of 13.1% as of March 31, 2012.

The following table lists the investment income for our five largest portfolio company investments at fair value during the respective years:

	As of March 31, 2012		Year Ended March 31, 2012
Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
SOG Specialty Knives and Tools, LLC(A)	$30,096	13.3%	$1,725	8.1%
Acme Cryogenics, Inc.	28,301	12.6	1,704	8.0
Venyu Solutions, Inc.	23,330	10.3	2,509	11.8
Channel Technologies Group, LLC (A)	19,066	8.5	484	2.3
Mitchell Rubber Products, Inc. (A)	18,491	8.2	1,758	8.3

Subtotal—five largest investments	119,284	52.9	8,180	38.5
Other portfolio companies	106,368	47.1	13,062	61.5

Total investment portfolio	$225,652	100.0%	$21,242	100.0%

	As of March 31, 2011		Year Ended March 31, 2011
Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Venyu Solutions, Inc. (A)	$25,012	16.3%	$1,056	4.1%
Acme Cryogenics, Inc.	19,906	13.0	1,737	6.7
Cavert II Holding Corp.	18,252	11.9	1,675	6.4
Noble Logistics, Inc.	13,183	8.6	1,468	5.6
Danco Acquisition Corp.	12,746	8.3	1,599	6.1

Subtotal—five largest investments	89,099	58.1	7,535	28.9
Other portfolio companies	64,186	41.9	18,529	71.1

Total investment portfolio	$153,285	100.0%	$26,064	100.0%

(A)	New investment during the applicable year.

Other income decreased 84.0% from the prior year, primarily due to an aggregate of $9.1 million of other income, including success fee and dividend income, that we recorded in the prior year as a result of our exits from A. Stucki and Chase in June 2010 and December 2010, respectively, in addition to $1.2 million of success fee income resulting from prepayments from Cavert and Mathey during the year ended March 31, 2011. Other income for the year ended March 31, 2012 primarily consisted of $0.7 million of cash dividends received on preferred shares of Cavert, in connection with its recapitalization in April 2011, as well as an aggregate of $0.7 million of success fee income resulting from prepayments received from Mathey and Cavert during the year ended March 31, 2012.

Expenses

Total expenses, excluding any voluntary and irrevocable credits to the base management and incentive fees, decreased 24.2% for the year ended March 31, 2012, primarily due to a decrease in the incentive fee expense, as compared to the prior year.

The base management fee increased for the year ended March 31, 2012, as compared to the prior year, which is reflective of the increased size of our loan portfolio over the respective periods. The increase in the credit we received from our Adviser was a result of additional fees earned by our Adviser during the year ended March 31, 2012, related to the closings of our investments in Mitchell, SOG, SBS and Channel Technologies. The Adviser earned an incentive fee of $19 during the three months ended June 30, 2011, because net investment income for the quarter was above the hurdle rate. The incentive fee earned during the prior year was primarily due to other income recorded in connection with the sales of A. Stucki and Chase. The base management and incentive fees are computed quarterly, as described under “Investment Advisory and Management Agreement” in Note 4 of the notes to our accompanying Consolidated Financial Statements and are summarized in the following table:

	Year Ended March 31,
	2012	2011
Average total assets subject to base management fee(A)	$219,300	$198,950
Multiplied by annual base management fee of 2%	2.0%	2.0%

Base management fee(B)	4,386	3,979
Reduction for loan servicing fees	(3,031)	(2,743)

Adjusted base management fee	$1,355	$1,236

Credits to base management fee from Adviser:
Fee reduction for the waiver of 2.0% fee on senior syndicated loans to 0.5%	—	(15)
Credit for fees received by Adviser from the portfolio companies	(1,106)	(665)

Credit to base management fee from Adviser	(1,106)	(680)

Net base management fee	$249	$556

Incentive fee(B)	$19	$2,949
Credit from voluntary, irrevocable waiver issued by Adviser’s board of directors(C)	(54)	—

Net incentive fee	$(35)	$2,949

Total credits to fees:
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5%	$—	$(15)
Credit for fees received by Adviser from portfolio companies	(1,106)	(665)
Incentive fee credit	(54)	—

Credit to base management and incentive fees from Adviser(B)	$(1,160)	$(680)

(A)

Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.

(B)	Reflected as a line item on our accompanying Consolidated Statement of Operations.
(C)

The credit to the incentive fee for the year ended March 31, 2012, was due to a payment of the incentive fee during the three months ended June 30, 2010, in relation to the dividend income recognized based on a best-efforts valuation of Neville, the property received in connection with the A. Stucki sale in June 2010. This property was sold during November 2011, resulting in an exit at a lower amount than the dividend recognized during the three months ended June 30, 2010. The Adviser determined to retroactively apply the exit value to the incentive fee calculation for the three months ended June 30, 2010, resulting in an additional credit of $54, which was recorded during the three months ended December 31, 2011.

Interest and dividend expense increased 40.0% for the year ended March 31, 2012, as compared to the prior year, primarily due to $0.2 million of dividends we paid on our Term Preferred Stock during fiscal year 2012. Removing the effect of the preferred stock dividend payment, interest expense for the year ended March 31, 2012, increased 11.3% over the prior year, due mainly to increased average borrowings under the Credit Facility, partially offset by a decreased average borrowing rate upon renewal of the Credit Facility in October 2011. The average balance outstanding on our Credit Facility during the year ended March 31, 2012, was $7.3 million, as compared to $2.9 million in the prior year. The effective interest rate charged on our borrowings for the year ended March 31, 2012, excluding the impact of deferred financing fees, was 10.0%, as compared to 22.7% for the prior year, which was inflated upward due to an ongoing unused commitment fee being allocated against minimal borrowings outstanding on our Credit Facility during fiscal year 2011.

Other expenses increased 25.4% for the year ended March 31, 2012, as compared to the prior year, primarily due to increases in stockholder-related costs and bad debt expense. We were required to write off certain deferred offering costs in connection with our registration statement during the year ended March 31, 2012, because we had not raised equity capital for a specified period of time. The increase in bad debt expense was due to the write-off of receivables from CCE, which we placed on non-accrual during the three months ended September 30, 2011.

Realized and Unrealized Gain (Loss) on Investments

Realized Gain

In April 2011, we recapitalized our investment in Cavert, receiving $8.5 million in proceeds and realizing a gain of $5.5 million. In November 2011, we sold Neville, the property we received as a dividend from A. Stucki in June 2010, for total proceeds of $0.3 million, which resulted in a realized loss of $0.3 million. We also recorded post-closing adjustments related to the A. Stucki exit in June 2010 and the Chase exit in December 2010, which we realized as a net loss of $0.1 million during the year ended March 31, 2012. During the year ended March 31, 2011, we exited two proprietary investments, A. Stucki and Chase, and one syndicated loan, Interstate FiberNet, Inc., for total proceeds of $92.5 million and recorded an aggregate realized gain of $23.5 million.

Unrealized Appreciation and Depreciation

During the year ended March 31, 2012, we recorded net unrealized appreciation on investments in the aggregate amount of $3.2 million, which included the reversal of $6.0 million in aggregate unrealized appreciation, primarily related to the Cavert recapitalization. Excluding reversals, we had $9.2 million in net unrealized appreciation for the year ended March 31, 2012.

The realized gains (losses) and unrealized appreciation (depreciation) across our investments for the year ended March 31, 2012, were as follows:

		Year Ended March 31, 2012
Portfolio Company	Investment Classification	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)

Acme Cryogenics, Inc.	Control	$—	$8,811	$—	$8,811
Mathey Investments, Inc.	Control	—	4,366	—	4,366
SBS, Industries, LLC	Control	—	3,434	—	3,434
Mitchell Rubber Products, Inc.	Control	—	2,114	—	2,114
Tread Corp.	Control	—	2,003	—	2,003
Quench Holdings Corp.	Affiliate	—	1,996	—	1,996
SOG Specialty K&T, LLC	Control	—	1,948	—	1,948
Survey Sampling, LLC	Non-Control/ Non-Affiliate	(1)	807	1	807
A. Stucki Holding Corp.	Control	412	—	—	412
Cavert II Holding Corp.	Affiliate	5,507	351	(6,194)	(336)
Noble Logistics, Inc.	Affiliate	—	(460)	95	(365)
Chase II Holding Corp.	Control	(563)	—	—	(563)
Precision Southeast, Inc.	Control	—	(619)	—	(619)
Venyu Solutions, Inc.	Control	—	(1,682)	—	(1,682)
Danco Acquisition Corp.	Affiliate	—	(3,077)	—	(3,077)
ASH Holdings Corp.	Control	—	(3,147)	—	(3,147)
Country Club Enterprises, LLC	Control	—	(7,560)	—	(7,560)
Other, net (<$250 Net)	Various	(264)	(101)	77	(288)

Total		$5,091	$9,184	$(6,021)	$8,254

The primary changes in our net unrealized appreciation for the year ended March 31, 2012, were notable appreciation in our equity investments in Acme Cryogenics, Inc. (“Acme”), Mathey and SBS, primarily due to both improved performance and an increase in multiples, and appreciation of our debt investment to Quench, which was paid off at par during the three months ended December 31, 2011. This appreciation was partially offset by increased depreciation in CCE, ASH and Danco Acquisition Corp. (“Danco”), primarily due to decreased performance, as well as the reversal of previously-recorded unrealized appreciation on the Cavert recapitalization. Excluding the impact of the aforementioned portfolio companies, the net unrealized appreciation of $4.2 million recognized on our investments was primarily due to an increase in certain comparable multiples used to estimate the fair value of our investments, partially offset by decreases in the performance of certain of our portfolio companies.

During the year ended March 31, 2011, we had net unrealized depreciation of investments in the aggregate amount of $23.2 million, which included the reversal of $21.9 million in unrealized appreciation, primarily related to the A. Stucki and Chase sales. Excluding reversals, we had $1.3 million in net unrealized depreciation for the year ended March 31, 2011. The realized gains (losses) and unrealized appreciation (depreciation) across our investments for the year ended March 31, 2011, were as follows:

		Year Ended March 31, 2011
Portfolio Company	Investment Classification	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Chase II Holding Corp.	Control	$6,856	$3,753	$(4,444)	$6,165
Acme Cryogenics, Inc.	Control	—	5,906	—	5,906
Noble Logistics, Inc.	Affiliate	—	4,489	—	4,489
Cavert II Holding Corp.	Control	—	2,446	—	2,446
Survey Sampling, LLC	Non-Control/ Non-Affiliate	—	507	—	507
Precision Southeast, Inc.	Control	—	253	—	253
Country Club Enterprises, LLC	Control	—	(309)	—	(309)
Quench Holdings Corp.	Affiliate	—	(747)	—	(747)
A. Stucki Holding Corp.	Control	16,614	—	(17,405)	(791)
ASH Holdings Corp.	Control	—	(3,718)	—	(3,718)
Galaxy Tool Holding Corp.	Control	—	(13,956)	—	(13,956)
Other, net (<$250 Net)	Various	19	47	(19)	47

Total		$23,489	$(1,329)	$(21,868)	$292

The primary changes in our net unrealized depreciation for the year ended March 31, 2011, were the reversal of previously-recorded unrealized appreciation on the A. Stucki and Chase sales, the unrealized depreciation recorded on Galaxy Tool Holding Corp. (“Galaxy”), which underwent a restructuring that resulted in the conversion of $12.1 million of debt at fair value as of June 30, 2010, into preferred and common equity, and a full markdown in fair value of ASH, which had a fair value of $0 as of March 31, 2011. Noteworthy appreciation was experienced in our equity holdings of Acme, Noble Logistics, Inc. (“Noble”) and Cavert. Excluding the impact of Galaxy, A. Stucki and Chase, the net unrealized appreciation recognized on our portfolio investments was primarily due to an increase in certain comparable multiples and, to a lesser extent, the performance of some of our portfolio companies used to estimate the fair value of our investments.

Over our entire investment portfolio, we recorded, in the aggregate, approximately $7.6 million of net unrealized depreciation and $10.8 million of net unrealized appreciation on our debt positions and equity holdings, respectively, for the year ended March 31, 2012. At March 31, 2012, the fair value of our investment portfolio was less than our cost basis by approximately $40.7 million, as compared to $43.9 million at March 31, 2011, representing net unrealized appreciation of approximately $3.2 million for fiscal year 2012. We believe that our aggregate investment portfolio was valued at a depreciated value due to the general instability of the loan markets and lingering effects of the recent recession on the performance of certain of our portfolio companies. Even though valuations have generally stabilized over the past year, our entire portfolio was fair valued at 84.7% of cost as of March 31, 2012. The unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution.

Realized and Unrealized Gain and Loss on Other

Realized Loss

For the year ended March 31, 2012, we recorded a net realized loss of $40 due to the expiration of one of our interest rate cap agreements. There were no non-investment realized gains or losses during the year ended March 31, 2011.

Unrealized Appreciation and Depreciation

For the year ended March 31, 2012, we recorded a minimal amount of unrealized appreciation due to the reversal of previously-recorded unrealized depreciation on an interest rate cap upon its expiration and the resulting realized loss, partially offset by the decrease in fair value of our interest rate cap agreements. For the year ended March 31, 2011, we recorded unrealized depreciation of $24 due to the decrease in fair value of our interest rate cap agreements.

Comparison of the Fiscal Year Ended March 31, 2011 to the Fiscal Year Ended March 31, 2010

	For the fiscal year ended March 31,
	2011	2010	$ Change	% Change
INVESTMENT INCOME
Interest income	$15,722	$19,817	$(4,095)	(20.7)%
Other income	10,342	968	9,374	968.4

Total investment income	26,064	20,785	5,279	25.4

EXPENSES
Base management fee	3,979	4,484	(505)	(11.3)
Incentive fee	2,949	588	2,361	401.5
Administration fee	753	676	77	11.4
Interest expense	690	1,984	(1,294)	(65.2)
Amortization of deferred financing fees	491	1,618	(1,127)	(69.7)
Other	1,711	1,663	48	2.9

Expenses before credits from Adviser	10,573	11,013	(440)	(4.0)
Credits to fees	(680)	(826)	146	(17.7)

Total expenses net of credits to fee	9,893	10,187	(294)	(2.9)

NET INVESTMENT INCOME	16,171	10,598	5,573	52.6

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net realized gain (loss) on investments	23,489	(35,923)	59,412	NM
Net realized loss on other	—	(53)	53	(100.0)
Net unrealized (depreciation) appreciation on investments	(23,197)	14,305	(37,502)	NM
Net unrealized (depreciation) appreciation on other	(24)	2	(26)	NM

Net realized and unrealized gain on investments and other	268	(21,669)	21,937	NM

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,439	$(11,071)	$27,510	NM

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE – BASIC AND DILUTED	$0.74	$(0.50)	$1.24	NM

NM = Not Meaningful

Investment Income

Total investment income increased by 25.4% for the year ended March 31, 2011, as compared to the prior year. This increase was due mainly to success fee and dividend income resulting from our exits from A. Stucki and Chase in June 2010 and December, 2010, respectively, and the success fee prepayments from Cavert and Mathey, partially offset by an overall decrease in the size of our loan portfolio, as compared to the prior year.

Interest income from our investments in debt securities decreased by 20.7% for the year ended March 31, 2011, as compared to the prior year for several reasons. The level of interest income from investments is directly related to the balance, at cost, of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average cost basis of our interest-bearing investment portfolio during the year ended March 31, 2011, was approximately $138.1 million, compared to approximately $179.2 million for the prior year, due primarily to the Syndicated Loan Sales, the exits from A. Stucki and Chase, the restructuring of Galaxy and the payoff of ITC, partially offset with new investments in Venyu and Precision, subsequent to March 31, 2010. As of March 31, 2011 and 2010, one loan, ASH, was on non-accrual, with a weighted average cost basis of $8.3 million and $6.6 million for the years ended March 31, 2011 and 2010, respectively.

The following table lists the investment income for our five largest portfolio company investments at fair value during the respective periods:

	As of March 31, 2011		Year Ended March 31, 2011
Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Venyu Solutions, Inc.	$25,012	16.3%	$1,056	4.1%
Acme Cryogenics, Inc.	19,906	13.0	1,737	6.7
Cavert II Holding Corp.	18,252	11.9	1,675	6.4
Noble Logistics, Inc.	13,183	8.6	1,468	5.6
Danco Acquisition Corp.	12,746	8.3	1,599	6.1

Subtotal—five largest investments	89,099	58.1	7,535	28.9
Other portfolio companies	64,186	41.9	18,529	71.1

Total investment portfolio	$153,285	100.0%	$26,064	100.0%

	As of March 31, 2010		Year Ended March 31, 2010
Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
A. Stucki Holding Corp.	$50,379	24.3%	$3,246	15.6%
Chase II Holdings Corp.	29,101	14.1	2,545	12.2
Cavert II Holding Corp.	18,731	9.1	1,204	5.8
Galaxy Tool Holding Corp.	17,099	8.3	2,361	11.4
Danco Acquisition Corp.	13,953	6.7	1,661	8.0

Subtotal—five largest investments	129,263	62.5	11,017	53.0
Other portfolio companies	77,595	37.5	9,768	47.0

Total investment portfolio	$206,858	100.0%	$20,785	100.0%

The weighted average yield on our interest-bearing investments, excluding cash and cash equivalents, for the year ended March 31, 2011, was 11.4%, compared to 11.0% for the prior year. The weighted average yield varies from period to period, based on the current stated interest rate on interest-bearing investments. The increase in the weighted average yield for the year ended March 31, 2011, resulted primarily from the sales of lower interest-bearing senior syndicated loans. The composition of our investment portfolio was primarily Control and Affiliate investments as of March 31, 2011.

Other income increased significantly due to our sales of A. Stucki and Chase and success fee prepayments from Cavert and Mathey. We received an aggregate of $4.2 million in success fee income resulting from our sales of

A. Stucki and Chase in June and December 2010, respectively. In addition, we recorded and collected $4.3 million of aggregate cash dividends on preferred shares of A. Stucki and Chase. We also accrued and received a special dividend of property valued at $0.5 million in connection with the A. Stucki sale. In total, we recorded $9.0 million in other income resulting from the sales of A. Stucki and Chase. During the year ended March 31, 2011, we also recorded $0.8 million and $0.4 million in success fee income resulting from prepayments received from Cavert and Mathey, respectively. Other income for the year ended March 31, 2010, primarily consisted of $1.0 million of accrued cash dividends received from A. Stucki.

Expenses

Total expenses, excluding any voluntary and irrevocable credits to the base management and incentive fees, decreased slightly for the year ended March 31, 2011, primarily due to a reduction in interest expense and the amortization of deferred financing fees associated with the Credit Facility, partially offset by an increase in the incentive fee accrual, as compared to the prior year.

The base management fee decreased for the year ended March 31, 2011, as compared to the prior year, which is reflective of the decreased size of our loan portfolio over the respective periods, caused primarily by the A. Stucki and Chase exits in June and December 2010, respectively. Due to the liquidation of the majority of our syndicated loans, the credit received against the gross base management fee for investments in syndicated loans was also reduced. However, the credit we received for fees paid to our Adviser from our portfolio companies increased during the year ended March 31, 2011, due to fees earned on the closing of new investments in Venyu and Precision. An incentive fee was earned by the Adviser during the year ended March 31, 2011, due primarily to other income recorded in connection with the A. Stucki and Chase sales. The incentive fee earned during the prior year was due primarily to a one-time dividend prepayment received from A. Stucki. The base management and incentive fees are computed quarterly, as described under “Investment Advisory and Management Agreement” in Note 4 of the notes to our accompanying Consolidated Financial Statements and are summarized in the following table:

	Year Ended March 31,
	2011	2010
Average total assets subject to base management fee(A)	$198,950	$224,200
Multiplied by annual base management fee of 2%	2%	2%

Base management fee(B)	3,979	4,484

Reduction for loan servicing fees	(2,743)	(3,747)

Adjusted base management fee	$1,236	$737

Credits to base management fee from Adviser:
Fee reduction for the waiver of 2.0% fee on senior syndicated loans to 0.5%	(15)	(291)
Credit for fees received by Adviser from the portfolio companies	(665)	(433)

Credit to base management fee from Adviser	(680)	(724)

Net base management fee	$556	$13

Incentive fee(B)	$2,949	$588
Credit from voluntary, irrevocable waiver issued by Adviser’s board of directors	—	(102)

Net incentive fee	$2,949	$486

Total credits to fees:
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5%	$(15)	$(291)
Credit for fees received by Adviser from portfolio companies	(665)	(433)
Incentive fee credit	—	(102)

Credit to base management and incentive fees from Adviser(B)	$(680)	$(826)

(A)

Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.

(B)	Reflected, in total, as a line item on the Consolidated Statement of Operations located elsewhere in this prospectus.

Interest expense decreased for the year ended March 31, 2011, as compared to the prior year, primarily due to decreased borrowings under the Credit Facility. The weighted average balance outstanding on our Credit Facility during the year ended March 31, 2011 was approximately $2.9 million, as compared to $25.8 million in the prior year, a decrease of 88.8%. The effective interest rate, excluding the impact of deferred financing fees, charged on our borrowings increased under our Credit Facility during the year ended March 31, 2011 to 22.7%, up from 7.6% during the prior year. The increase in the effective interest rate was due to the unused commitment fee, which accrued at a higher rate and had a higher unused commitment base than our Prior Credit Facility, and a lower balance of borrowings outstanding to which allocate the expenses during the year ended March 31, 2011, when compared to the prior year.

We incurred minimal deferred financing costs with the renewal of the Credit Facility in April 2010, and, as a result, our amortization of deferred financing fees decreased during the year ended March 31, 2011, as compared to the prior year. During the year ended March 31, 2010, we incurred significant one-time costs related to the termination of our Prior Credit Facility and transition to our Credit Facility, resulting in significant amortization of deferred financing fees during the year.

Realized and Unrealized Gain (Loss) on Investments

Realized Losses

During the year ended March 31, 2011, we exited two proprietary investments, A. Stucki and Chase, and one syndicated loan, Interstate FiberNet, Inc., for total proceeds of $92.5 million and recorded a realized gain of $23.5 million. During the year ended March 31, 2010, we exited 30 senior syndicated loans and a portion of another senior syndicated loan for aggregate proceeds of approximately $74.7 million in cash and recorded a realized loss of approximately $35.9 million. These Syndicated Loan Sales and recognition of realized losses resulted from the liquidity needs associated with the repayment of amounts outstanding under our Prior Credit Facility that matured in April 2009.

Unrealized Appreciation and Depreciation

Net unrealized (depreciation) appreciation of investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously-recorded unrealized appreciation or depreciation when gains and losses are actually realized. During the year ended March 31, 2011, we recorded net unrealized depreciation on investments in the aggregate amount of $23.2 million, which included the reversal of $21.9 million in aggregate unrealized appreciation related to the A. Stucki and Chase sales. Excluding reversals, we had $1.3 million in net unrealized depreciation for the year ended March 31, 2011. The unrealized (depreciation) appreciation across our investments for the year ended March 31, 2011 was as follows:

		Year Ended March 31, 2011
Portfolio Company	Investment Classification	Realized Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Appreciation	Net Gain (Loss)
Chase II Holding Corp.	Control	$6,856	$3,753	$(4,444)	$6,165
Acme Cryogenics, Inc.	Control	—	5,906	—	5,906
Noble Logistics, Inc.	Affiliate	—	4,489	—	4,489
Cavert II Holding Corp.	Control	—	2,446	—	2,446
Survey Sampling, LLC	Non-Control/ Non-Affiliate	—	507	—	507

		Year Ended March 31, 2011
Portfolio Company	Investment Classification	Realized Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Appreciation	Net Gain (Loss)
Precision Southeast, Inc.	Control	—	253	—	253
American Greetings Corporation	Non-Control/ Non-Affiliate	—	178	—	178
Mathey Investments, Inc.	Control	—	119	—	119
Country Club Enterprises, LLC	Control	—	(309)	—	(309)
Quench Holdings Corp.	Affiliate	—	(747)	—	(747)
A. Stucki Holding Corp.	Control	16,614	—	(17,405)	(791)
ASH Holdings Corp.	Control	—	(3,718)	—	(3,718)
Galaxy Tool Holding Corp.	Control	—	(13,956)	—	(13,956)
Other, net (<$100 Net)	Various	19	(250)	(19)	(250)

Total		$23,489	$(1,329)	$(21,868)	$292

The primary changes in our net unrealized depreciation for the year ended March 31, 2011, were the reversal of previously recorded unrealized appreciation on the A. Stucki and Chase exits, the unrealized depreciation recorded on Galaxy, which underwent a restructuring which resulted in the conversion of $12.1 million of debt at fair value as of June 30, 2010, into preferred and common equity, and a full markdown in fair value on ASH, which had a fair value of $0 as of March 31, 2011. Noteworthy appreciation was experienced in our equity holdings of Acme, Noble and Cavert. Excluding the impact of Galaxy, A. Stucki and Chase, the net unrealized appreciation recognized on our portfolio investments was primarily due to an increase in certain comparable multiples and, to a lesser extent, the performance of some of our portfolio companies used to estimate the fair value of our investments.

During the year ended March 31, 2010, we had net unrealized depreciation of investments in the aggregate amount of $14.3 million, which included the reversal of $35.7 million in unrealized depreciation, primarily related to the Syndicated Loan Sales. Excluding reversals, we had $21.4 million in net unrealized depreciation for the year ended March 31, 2010. The unrealized appreciation (depreciation) across our investments for the year ended March 31, 2010 was as follows:

		Year Ended March 31, 2010
Portfolio Company	Investment Classification	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Cavert II Holding Corp.	Control	$—	$3,162	$—	$3,162
A. Stucki Holding Corp.	Control	—	2,773	—	2,773
Interstate FiberNet, Inc.	Non-Control/ Non-Affiliate	(561)	2,564	561	2,564
Quench Holdings Corp.	Affiliate	—	1,032	—	1,032
American Greetings Corp.	Non-Control/ Non-Affiliate	—	714	—	714
B-Dry, LLC	Non-Control/ Non-Affiliate	—	370	—	370
HMTBP Acquisition II Corp.	Non-Control/ Non-Affiliate	(757)	142	755	140
Syndicated Loan Sales, net	Non-Control/ Non-Affiliate	(34,605)	—	34,422	(183)
ASH Holdings Corp.	Control	—	(684)	—	(684)
Mathey Investments, Inc.	Control	—	(838)	—	(838)

		Year Ended March 31, 2010
Portfolio Company	Investment Classification	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Survey Sampling, LLC	Non-Control/ Non-Affiliate	—	(1,161)	—	(1,161)
Tread Corp.	Affiliate	—	(1,227)	—	(1,227)
Danco Acquisition Corp.	Affiliate	—	(1,875)	—	(1,875)
Noble Logistics, Inc.	Affiliate	—	(2,251)	—	(2,251)
Country Club Enterprises, LLC	Control	—	(3,856)	—	(3,856)
Galaxy Tool Holding Corp.	Control	—	(5,338)	—	(5,338)
Chase II Holding Corp.	Control	—	(7,124)	—	(7,124)
Acme Cryogenics, Inc.	Control	—	(7,836)	—	(7,836)

Total		$(35,923)	$(21,433)	$35,738	$(21,618)

The primary driver of our net unrealized appreciation for the year ended March 31, 2010, was the reversal of previously-recorded unrealized depreciation on our senior syndicated loan sales. Significant appreciation was also experienced in our equity holdings of Cavert and Stucki, as well as in our debt position of ITC. Substantial depreciation occurred in our equity holdings of several Control and Affiliate investments, most notably Acme, Chase, Galaxy, and CCE. The unrealized depreciation recognized on our portfolio investments was due predominantly to a reduction in certain comparable multiples and, to a lesser extent, the performance of some of our portfolio companies used to estimate the fair value of our investments.

Over our entire investment portfolio, we recorded an aggregate of approximately $1.0 million of net unrealized depreciation on our debt positions for the year ended March 31, 2011, while our equity holdings experienced an aggregate of approximately $22.2 million of net unrealized depreciation. At March 31, 2011, the fair value of our investment portfolio was less than our cost basis by approximately $43.9 million, as compared to $20.7 million at March 31, 2010, representing net unrealized depreciation of $23.2 million for the period. We believe that our aggregate investment portfolio was valued at a depreciated value at March 31, 2011 due primarily to the general instability of the loan markets and resulting decrease in market multiples relative to where multiples were when we originated the investments in our portfolio. Even though valuations generally stabilized in the several quarters prior to March 31, 2011, our entire portfolio was fair valued at 77.7% of cost as of March 31, 2011.

LIQUIDITY AND CAPITAL RESOURCES

Operating Activities

Net cash used in operating activities for the year ended March 31, 2012, was approximately $48.7 million, as compared to net cash provided by operating activities of $67.1 million and $99.3 million during the years ended March 31, 2011 and 2010, respectively. This decrease in cash from operating activities was primarily due to the increase in cash disbursed during the year ended March 31, 2012, for the investments in four new portfolio companies, as well as a decrease in the amount of principal repayments received from portfolio companies and proceeds from sales. Our cash flows from operations generally come from cash collections of interest and dividend income from our portfolio companies, as well as cash proceeds received through repayments of loan investments and sales of equity investments. These cash collections are primarily used to pay distributions to our stockholders, interest payments on our Credit Facility, management fees to our Adviser, and other entity-level expenses.

At March 31, 2012, we had equity investments in or loans to 17 private companies with an aggregate cost basis of approximately $266.4 million. At March 31, 2011, we had investments in equity of, loans to or syndicated participations in 17 private companies with an aggregate cost basis of approximately $197.2 million. The following table summarizes our total portfolio investment activity during the years ended March 31, 2012 and 2011:

	Years Ended March 31,
	2012	2011
Beginning investment portfolio, at fair value	$153,285	$206,858
New investments	76,895	35,814
Disbursements to existing portfolio companies	14,403	7,293
Scheduled principal repayments	(921)	(3,214)
Unscheduled principal repayments	(18,233)	(59,037)
Amortization of premiums and discounts	—	(8)
Proceeds from sales	(8,031)	(35,009)
Net realized gain	5,091	23,489
Net unrealized appreciation (depreciation)	9,184	(1,329)
Reversal of net unrealized appreciation	(6,021)	(21,868)
Other cash activity, net	—	(231)
Other non-cash activity, net	—	527

Ending investment portfolio, at fair value	$225,652	$153,285

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, at March 31, 2012:

		Amount
For the fiscal year ending March 31:	2013	$36,453
	2014	29,568
	2015	32,887
	2016	26,775
	2017	65,485
	Thereafter	—

	Total contractual repayments	$191,168
	Investments in equity securities	75,459
	Adjustments to cost basis on debt securities	(232)

	Total cost basis of investments held at March 31, 2012:	$266,395

Financing Activities

Net cash provided by financing activities for the year ended March 31, 2012, was approximately $59.6 million, consisting primarily of proceeds from the issuance of our Term Preferred Stock of $40.0 million and net borrowings on the short-term loan in excess of repayments by $36.0 million, partially offset by $13.6 million in distributions to common stockholders. Net cash used in financing activities for the year ended March 31, 2011, was approximately $74.2 million, which was primarily a result of net repayments on the short-term loan and our Credit Facility in excess of borrowings by approximately $62.8 million, plus $10.6 million in distributions to common stockholders. Net cash used in financing activities for the year ended March 31, 2010, was approximately $18.8 million, which was primarily a result of net repayments on our prior Credit Facility less short-term loan in excess of borrowings by approximately $7.5 million, plus $10.6 million in distributions to common stockholders.

Distributions

To qualify as a RIC and thus avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. In accordance with these requirements, we declared and paid monthly cash distributions of $0.040 per common share for each month during the years ended March 31, 2010 and 2011. During the fiscal year ended March 31, 2012, we declared and paid monthly cash distributions of $0.045 per common share for the months of April, May and June 2011 and $0.050 per common share for the months of July 2011 through March 2012. During the fiscal year ended March 31, 2012, we also paid a cash distribution of $0.12369792 per share of our Term Preferred Stock, representing the pro-rated monthly distribution amount for the period that the Term Preferred Stock was issued and outstanding in the month of March 2012. Additionally, our Board of Directors declared, and we paid, a one-time dividend of $0.03 per common share in March 2012. In total, our cash distributions to common stockholders were approximately $13.6 million, or $0.615 per common share. We declared these distributions based on our estimates of net taxable income for the year ended March 31, 2012.

For the fiscal years ended March 31, 2012 and 2011, our distributions to common stockholders of approximately $13.6 million and $10.6 million, respectively, were less than our taxable income over the same years. At both year-ends, we elected to treat a portion of the first distribution paid after year-end as having been paid in the prior year, in accordance with Section 855(a) of the Code. Additionally, the covenants in our Credit Facility restrict the amount of distributions that we can pay out to be no greater than our net investment income.

Equity

The Registration Statement, of which this prospectus is a part, permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock or preferred stock, including through a combined offering of such securities.

Common Stock

We anticipate issuing equity securities to obtain additional capital in the future. However, we cannot determine the terms of any future equity issuances or whether we will be able to issue equity on terms favorable to us, or at all. When our common stock is trading below NAV per share, as it has consistently since September 30, 2008, the 1940 Act places regulatory constraints on our ability to obtain additional capital by issuing common stock. Generally, the 1940 Act provides that we may not issue and sell our common stock at a price below our NAV per common share, other than to our then existing common stockholders pursuant to a rights offering, without first obtaining approval from our stockholders and our independent directors. On March 30, 2012, our stock closed trading at $7.57, representing a 19.3% discount to our NAV as of March 31, 2012 of $9.38 per share. On July 16, 2012, the closing market price of our common stock was $7.67 per share, representing a 18.2% discount to our NAV as of March 31, 2012. To the extent that our common stock continues to trade at a market price below our NAV per common share, we will generally be precluded from raising equity capital through public offerings of our common stock, other than pursuant to stockholder approval or through a rights offering to existing common stockholders. At our annual meeting of stockholders held on August 4, 2011, our stockholders approved a proposal that authorizes us to sell shares of our common stock at a price below our then current NAV per common share for a period of one year from the date of such approval, provided that our Board of Directors makes certain determinations prior to any such sale and that the cumulative number of shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale. We will again ask our stockholders to vote in favor of such a proposal at our next annual stockholders meeting scheduled to take place on August 9, 2012. In spite of such stockholder approval, we have never issued common stock below NAV per common share and we have not issued any common stock since May 2008.

Term Preferred Stock

Pursuant to a prior shelf registration statement, in March 2012, we completed an offering of 1.6 million shares of Term Preferred Stock at a public offering price of $25.00 per share. Gross proceeds totaled $40.0 million, and net proceeds, after deducting underwriting discounts and offering expenses borne by us were approximately $38.0 million, a portion of which was used to repay borrowings under our Credit Facility, with the remaining proceeds being held to make additional investments and for general corporate purposes. We incurred $2.0 million in total offering costs related to the offering, which have been recorded as an asset in accordance with GAAP and are being amortized over the redemption period ending February 28, 2017.

The Term Preferred Stock provides for a fixed dividend equal to 7.125% per year, payable monthly (which equates to approximately $2.9 million per year). We are required to redeem all of the outstanding Term Preferred Stock on February 28, 2017, for cash at a redemption price equal to $25.00 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of redemption. The Term Preferred Stock has a preference over our common stock with respect to dividends, whereby no distributions are payable on our common stock unless the stated dividends, including any accrued and unpaid dividends, on the Term Preferred Stock have been paid in full. In addition, there are three other potential redemption triggers: 1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of the outstanding Term Preferred Stock; 2) if we fail to maintain an asset coverage ratio of at least 200%, we are required to redeem a portion of the outstanding Term Preferred Stock or otherwise cure the ratio redemption trigger; and 3) at our sole option, at any time on or after February 28, 2016, we may redeem some or all of the Term Preferred Stock.

The Term Preferred Stock has been recorded as a liability in accordance with GAAP and, as such, affects our asset coverage, exposing us to additional leverage risks. In addition, the Term Preferred Stock is not convertible into our common stock or any other security.

Revolving Credit Facility

On October 26, 2011, through our wholly-owned subsidiary, Business Investment, we entered into a fourth amended and restated credit agreement increasing the commitment amount on our Credit Facility from $50.0 million to $60.0 million. The Credit Facility was arranged by BB&T and Keybank as joint lead arrangers and committed lenders with BB&T also serving as administrative agent. This replaced the prior revolving line of credit entered into by us, BB&T and Keybank on April 14, 2009, which provided a $50.0 million revolving line of credit and the renewal of such revolving line of credit through a third amended and restated credit agreement on April 13, 2010. The third amended and restated credit agreement provided for a $50.0 million, two-year revolving line of credit, with advances under the line of credit generally bearing interest at the 30-day LIBOR (subject to a minimum rate of 2.0%), plus 4.5% per annum, with a commitment fee of 0.50% per annum on undrawn amounts when advances outstanding were above 50.0% of the commitment and 1.0% on undrawn amounts if the advances outstanding were below 50.0% of the commitment.

Subject to certain terms and conditions, the Credit Facility may be expanded to a total of $175 million through the addition of other committed lenders to the facility. The Credit Facility matures on October 25, 2014, and, if not renewed or extended by the Maturity Date, all principal and interest will be due and payable on or before October 25, 2015 (one year after the Maturity Date). Advances under the Credit Facility will generally bear interest at 30-day LIBOR plus 3.75% per annum, with an unused fee of 0.50% on undrawn amounts. There are two one-year extension options, to be agreed upon by all parties, which may be exercised, subject to compliance with the covenants set forth in the credit agreement, on or before October 26, 2012 and October 26, 2013, as applicable. We incurred fees of $0.7 million in connection with this amendment. As of March 31, 2012, we had no borrowings outstanding with approximately $58.4 million of availability under the Credit Facility.

The Credit Facility contains covenants that require Business Investment to maintain its status as a separate legal entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict material changes to our credit and collection policies without lenders’ consent. The facility also limits payments as distributions to the aggregate net investment income for each of the twelve month periods ending March 31, 2011, 2012, 2013 and 2014. We are also subject to certain limitations on the type of loan investments we can make, including restrictions on geographic concentrations, sector concentrations, loan size, dividend payout, payment frequency and status, average life and lien property. The Credit Facility also requires us to comply with other financial and operational covenants, which obligate us to, among other things, maintain certain financial ratios, including asset and interest coverage, a minimum net worth and a minimum number of obligors required in the borrowing base of the credit agreement. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth of $155.0 million plus 50% of all equity and subordinated debt raised after October 26, 2011, (ii) “asset coverage” with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Section 18 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of July 16, 2012, we were in compliance with all covenants.

During May 2009, we entered into a new interest rate cap agreement for a notional amount of $45.0 million that effectively limited the interest rate on a portion of the borrowings under the Credit Facility. During the three months ended June 30, 2011, we recorded a realized loss of $40 upon the expiration of this agreement in May 2011.

In April 2010, we entered into a forward interest rate cap agreement, effective May 2011 and expiring in May 2012, for a notional amount of $45.0 million that effectively limited the interest rate on a portion of the borrowings under the line of credit pursuant to the terms of the Credit Facility. We incurred a premium fee of approximately $41 in conjunction with this agreement.

In December 2011, we entered into a forward interest rate cap agreement, effective May 2012 and expiring in October 2013, for a notional amount of $50.0 million that effectively limits the interest rate on a portion of the borrowings under the line of credit pursuant to the terms of the Credit Facility. We incurred a premium fee of $29 in conjunction with this agreement.

The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account, with The Bank of New York Mellon Trust Company, N.A. as custodian. BB&T is also the trustee of the account and generally remits the collected funds to us once a month. At July 16, 2012, the amount due from the custodian was approximately $0.6 million.

The Adviser services the loans pledged under the Credit Facility. As a condition to this servicing arrangement, we executed a performance guaranty whereby the Adviser guaranteed it would comply with all of its obligations under the Credit Facility. As of July 16, 2012, we were in compliance with the covenants under the performance guaranty.

Our continued compliance with these covenants depends on many factors, some of which are beyond our control. In particular, depreciation in the valuation of our assets, which is partially subject to changing market conditions that are presently very volatile, affects our ability to comply with these covenants. Our entire portfolio was fair valued at 84.7% of cost as of March 31, 2012. Given the unstable capital markets, net unrealized depreciation in our portfolio may return in future periods and threaten our ability to comply with the covenants under our Credit Facility. Accordingly, there are no assurances that we will be able to continue to comply with these covenants. Failure to comply with these covenants would result in a default, which, if we are unable to obtain a waiver from the lenders, could accelerate our repayment obligations under the Credit Facility and thereby have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay distributions to our stockholders, as more fully described below.

The Credit Facility matures on October 25, 2014, and, if the facility is not renewed or extended by this date, all unpaid principal and interest will be due and payable on or before October 25, 2015. There can be no guarantee that we will be able to renew, extend or replace the Credit Facility on terms that are favorable to us, or at all. Our ability to obtain replacement financing will be constrained by then current economic conditions affecting the credit markets. If we are not able to renew, extend or refinance the Credit Facility, this would likely have a material adverse effect on our liquidity and ability to fund new investments or pay distributions to our stockholders. Our inability to pay distributions could result in our failure to qualify to be taxed as a RIC. Consequently, any income or gains could become taxable at corporate rates. If we are unable to secure replacement financing or issue Senior Securities in place of the Credit Facility, we may be forced to sell certain assets on disadvantageous terms, which may result in realized losses, such as those recorded in connection with the Syndicated Loan Sales, which resulted in a realized loss of approximately $34.6 million during the quarter ended June 30, 2009. Such realized losses could materially exceed the amount of any unrealized depreciation on these assets as of our most recent balance sheet date, which would have a material adverse effect on our results of operations. In addition to selling assets, or as an alternative, we may issue equity in order to repay amounts outstanding under the Credit Facility. The asset coverage requirement of a BDC under Section 18(h) of the 1940 Act effectively limits our ability to issue Senior Securities by requiring that the asset coverage on all of our Senior Securities (after such issuance) is at least 200%. Based on the recent trading prices of our common stock, a common equity offering may have a substantial dilutive impact on our existing stockholders’ interest in our earnings and assets and voting interest in us.

Short-Term Loan

For each quarter end since June 30, 2009, we satisfied the 50% threshold to maintain RIC status, in part, through the purchase of short-term qualified securities, which was funded primarily through a short-term loan agreement. Subsequent to each of the measurement dates, the short-term qualified securities matured and we repaid the short-term loan, at which time we again fell below the 50% threshold. Therefore, before the most recent quarter end, on March 28, 2012, we purchased $85.0 million short-term U.S. Treasury Bills through Jefferies. The T-Bills were purchased on margin using $9.0 million in cash and the proceeds from a $76.0 million short-term loan from Jefferies with an effective annual interest rate of approximately 0.64%. On April 5, 2012, when the T-Bills matured, we repaid the $76.0 million loan from Jefferies and received the $9.0 million margin payment sent to Jefferies to complete the transaction.

Contractual Obligations and Off-Balance Sheet Arrangements

We have lines of credit to certain of our portfolio companies that have not been fully drawn. Since these lines of credit have expiration dates and we expect many will never be fully drawn, the total line of credit commitment amounts do not necessarily represent future cash requirements. We estimate the fair value of the unused line of credit commitments as of March 31, 2012 and 2011 to be minimal.

In addition to the lines of credit to our portfolio companies, we have also extended certain guaranties on behalf of some our portfolio companies, whereby we have guaranteed an aggregate of $4.7 million of obligations of ASH and CCE. As of March 31, 2012, we have not been required to make any payments on any of the guaranties and we consider the credit risks to be remote and the fair value of the guaranties to be minimal.

The following table shows our contractual obligations as of March 31, 2012, at cost:

	Payments Due by Period
Contractual Obligations (A)	Less than 1 Year	1-3 Years	4-5 Years	After 5 Years	Total

Borrowings:
Credit Facility	$—	$—	$—	$—	$—
Term Preferred Stock	—	—	40,000	—	40,000
Interest and dividend payments on obligations(B)	3,154	6,177	5,462	—	14,793

Total borrowings	$3,154	$6,177	$45,462	$—	$54,793

(A)	Excludes our unused line of credit commitments and guaranties to our portfolio companies in the aggregate amount of $6.4 million.
(B)

Includes interest payments due on our Credit Facility and dividend obligations on the Term Preferred Stock. Interest payments on the Credit Facility include only the unused commitment fee, as there were no borrowings outstanding under the Credit Facility as of March 31, 2012. Dividend payments on the Term Preferred Stock assume quarterly declarations and monthly distributions through the date of mandatory redemption.

Quantitative and Qualitative Disclosures About Market Risk

Market risk includes risks that arise from changes in interest rates, foreign currency exchange rates, commodity prices, equity prices and other market changes that affect market sensitive instruments. The prices of securities held by us may decline in response to certain events, including those directly involving the companies whose securities are owned by us; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and interest rate fluctuations.

The primary risk we believe we are exposed to is interest rate risk. Because we borrow money to make investments, our net investment is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We use a combination of debt and equity capital to finance our investing activities. We may use interest rate risk management techniques to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. We have analyzed the potential impact of changes in interest rates on interest income net of interest expense.

While we expect that ultimately approximately 20% of the loans in our portfolio will be made at fixed rates, with approximately 80% made at variable rates or variables rates with a floor mechanism, all of our variable-rate loans have rates associated with either the current LIBOR or Prime Rate. At March 31, 2012, our portfolio consisted of the following breakdown based on total principal balance of all outstanding debt investments:

76.7	Variable rates with a floor
23.3	Fixed rates

100.0%	Total

The U.S. is beginning to recover from the recession that largely began in late 2007. Despite signs of economic improvement, unstable economic conditions could adversely affect the financial position and results of operations of certain of the middle-market companies in our portfolio, which ultimately could lead to difficulty in meeting debt service requirements and an increase in defaults. During the year ended March 31, 2011, we experienced write-downs across our portfolio, most of which were due to reductions in comparable multiples and market pricing and to a lesser extent reductions in the performance of certain portfolio companies used to estimate the fair value of our investments. After mark downs in our portfolio in the fiscal year 2010, our portfolio generally stabilized as reflected by only $1.3 million in write-downs for the fiscal year 2011, excluding reversals from realizations. During the year ended March 31, 2012, our portfolio partially recovered, as we experienced net appreciation of $9.2 million for the year, excluding reversals, though we still remain in a net depreciated position as of March 31, 2012. There can be no assurance that the performance of our portfolio companies will not be further impacted by economic conditions, which could have a negative impact on our future results.

In October 2011, we renewed a revolving line of credit with BB&T for up to $60.0 million. The Credit Facility matures on October 25, 2014, and, if not renewed or extended by the Maturity Date, all principal and interest will be due and payable on or before October 25, 2015 (one year after the Maturity Date). Advances under the Credit Facility will generally bear interest at 30-day LIBOR plus 3.75% per annum, with an unused fee of 0.50% on undrawn amounts.

In April 2010, we entered into a forward interest rate cap agreement, effective May 2011 and expiring in May 2012, in connection with our April 2010 renewal of the Credit Facility. At March 31, 2012, the interest rate cap agreement had a fair value of $0.

In December 2011, we entered into a forward interest rate cap agreement, effective May 2012 and expiring in October 2013, in connection with our October 2011 renewal of the Credit Facility. At March 31, 2012, the interest rate cap agreement had a fair value of $2. Collectively, we have an interest rate cap agreement in place continuously through October 2013.

The current interest rate cap agreement entitles us to receive payments, if any, equal to the amount by which interest payments on the current notional amount at the one month LIBOR exceed the payments on the current notional amount at 6.0%. This agreement effectively caps our interest payments on our line of credit borrowings, up to the notional amount of the interest rate cap over the next year. This mitigates our exposure to increases in interest rates on our borrowings on our line of credit, which are at variable rates.

To illustrate the potential impact of changes in interest rates on our net increase in net assets resulting from operations, we have performed the following analysis, which assumes that our balance sheet remains constant and no further actions beyond the interest rate cap agreement are taken to alter our existing interest rate sensitivity.

(dollars in thousands) Basis Point Change(A)	Increase in Interest Income	Increase in Interest Expense(B)	Net Increase in Net Assets Resulting from Operations

Up 100 basis points	32	—	32
Up 200 basis points	352	—	352
Up 300 basis points	1,126	—	1,126

(A)	As of March 31, 2012, our effective average LIBOR was 0.24%; thus, a 100 basis point decrease could not occur.
(B)	As of March 31, 2012, we had no borrowings outstanding under the Credit Facility.

Although management believes that this analysis is indicative of our existing interest rate sensitivity, it does not adjust for potential changes in credit quality, size and composition of our loan portfolio on the balance sheet and other business developments that could affect net increase in net assets resulting from operations. Accordingly, no assurances can be given that actual results would not differ materially from the results under this hypothetical analysis.

We may also experience risk associated with investing in securities of companies with foreign operations. We currently do not anticipate investing in debt or equity of foreign companies, but some potential portfolio companies may have operations located outside the United States. These risks include, but are not limited to, fluctuations in foreign currency exchange rates, imposition of foreign taxes, changes in exportation regulations and political and social instability.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2011 annual stockholders meeting, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a price below the then current NAV per common share, which we refer to as the Stockholder Approval, during a period beginning on August 4, 2011 and expiring on the first anniversary of such date. To sell shares of common stock pursuant to this authorization, no further authorization from our stockholders will be solicited but a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (i) find that the sale is in our best interests and in the best interests of our stockholders and (ii) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock, or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount. Further, the total number of shares issued and sold pursuant to such Stockholder Approval may not exceed 25% of our then outstanding common stock immediately prior to each such sale, aggregated over a period of one year from the date of such Stockholder Approval.

Any offering of common stock below its NAV per share will be designed to raise capital for investment in accordance with our investment objective.

In making a determination that an offering of common stock below its NAV per share is in our and our stockholders’ best interests, our board of directors will consider a variety of factors including, but not limited to:

•	the effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined NAV per share;

•	the relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	whether the estimated offering price would closely approximate the market value of shares of our common stock;

•	the potential market impact of being able to raise capital during the current financial market difficulties;

•	the nature of any new investors anticipated to acquire shares of our common stock in the offering;

•	the anticipated rate of return on and quality, type and availability of investments; and

•	the leverage available to us.

Our Board of Directors will also consider the fact that sales of shares of common stock at a discount will benefit our Adviser as our Adviser will ultimately earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at a premium to NAV per share.

We will not sell shares of our common stock under this prospectus or an accompanying prospectus supplement pursuant to the Stockholder Approval without first filing a post-effective amendment to the registration statement if the cumulative dilution to the Company’s NAV per share from offerings under the registration statement exceeds 15%. This would be measured separately for each offering pursuant to the registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $10.00 and we have 140 million shares outstanding, the sale of 35 million shares at net proceeds to us of $5.00 per share (a 50% discount) would produce dilution of 10%. If we subsequently determined that our NAV per share increased to $11.00 on the then 175 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 43.75 million shares at net proceeds to us of $8.25 per share, which would produce dilution of 5%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from NAV per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below NAV per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See “Risk Factors-Risks Related to an Investment in Our Common Stock.”

The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than NAV per share on three different types of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relative small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders Who Do Not Participate in an Offering

Our existing common stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the common shares they hold and their NAV per common share. These common stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per common share. This decrease could be more pronounced as the size of the offering and level of discounts increase. Further, if current common stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating common stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per common share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that we have 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per common share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on a nonparticipating common stockholder of (1) an offering of 50,000 shares of common stock (5% of the outstanding common shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding common shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 200,000 shares of common stock (20% of the outstanding common shares) at $8.00 per common share after offering expenses and commissions (a 20% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined NAV.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change

Offering Price
Price per Common Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Common Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV
Total Common Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Common Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.33)%
Dilution to Stockholder
Common Shares Held by Stockholder	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Common Stockholder	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Common Stockholder	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,700	(3.33)%
Total Investment by Common Stockholder (Assumed to be $10.00 per Common Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Common Stockholder (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(3,300)	—
Per Share Amounts
NAV Per Share Held by Common Stockholder	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Common Stockholder (Assumed to be $10.00 per Common Share on Common Shares Held prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Common Share Held by Stockholder (NAV per Common Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage Dilution to Common Stockholder (Dilution per Common Share Divided by Investment per Common Share)	—	—	(0.20)%	—	(0.90)%	—	(3.33)%

Impact on Existing Stockholders Who Do Participate in an Offering

Our existing common stockholders who participate in an offering below NAV per common share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating common stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our common shares immediately prior to the offering. The level of NAV dilution will decrease as the number of common shares such stockholders purchase increases. Existing common stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing common stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per common share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such common stockholder purchases increases. Even a common stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such common stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart for a common stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.50% of the offering 200,000 common shares rather than its 1% proportionate share) and (2) 150% of such percentage (i.e., 3,000 shares, which is 1.50% of an offering of 200,000 common shares rather than its 1% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per common share. It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change

Offering Price
Price per Common Share to Public	—	$8.42	—	$8.42	—
Net Proceeds per Common Share to Issuer	—	$8.00	—	$8.00	—
Increases in Shares and Decrease to NAV
Total Common Shares Outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
NAV per Common Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Common Stockholder
Common Shares Held by Stockholder	10,000	11,000	10.00%	13,000	30.00%
Percentage Held by Common Stockholder	1.0%	0.92%	(8.33)%	1.08%	8.33%
Total Asset Values
Total NAV Held by Common Stockholder	$100,000	$106,333	6.33%	$125,667	25.67%
Total Investment by Common Stockholder (Assumed to be $10.00 per Common Share on Common Shares Held prior to Sale)	$100,000	$108,420	—	$125,260	—
Total Dilution/Accretion to Common Stockholder (Total NAV Less Total Investment)	—	(2,087)	—	$407	—
Per Common Share Amounts
NAV Per Common Share Held by Stockholder	—	$9.67	—	$9.67	—
Investment per Common Share Held by Stockholder (Assumed to be $10.00 per Common Share on Common Shares Held prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.65)%
Dilution/Accretion per Common Share Held by Stockholder (NAV per Common Share Less Investment per Common Share)	—	$(0.19)	—	$0.03	—
Percentage Dilution/Accretion to Stockholder (Dilution/Accretion per Common Share Divided by Investment per Common Share)	—	—	(1.92)%	—	0.32%

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per common share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below NAV per common share and whose investment per common share is also less than the resulting NAV per common share due to selling compensation and expenses paid by the issuer being significantly less than the discount per common share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new common stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1%) of the common shares in the offering as the common stockholder in the prior examples held immediately prior to the offering, The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of common shares in such offering and the actual discount from the most recently determined NAV per common share. It is not possible to predict the level of market price decline that may occur.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change

Offering Price
Price per Common Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Common Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV
Total Common Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Common Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.33)%
Dilution/Accretion to Common Stockholder
Common Shares Held by Stockholder	—	500	—	1,000	—	2,000	—
Percentage Held by Common Stockholder	0.0%	0.05%	—	0.09%	—	0.17%	—
Total Asset Values
Total NAV Held by Common Stockholder	—	$4,990	—	$9,910	—	$19,340	—
Total Investment by Common Stockholder	—	$5,000	—	$9,470	—	$16,840	—
Total Dilution/Accretion to Common Stockholder (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$2,500	—
Per Common Share Amounts
NAV Per Common Share Held by Common Stockholder	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Common Stockholder	—	$10.00	—	$9.47	—	$8.42	—
Dilution/Accretion per Common Share Held by Common Stockholder (NAV per Common Share Less Investment per Common Share)	—	$(0.02)	—	$0.44	—	$1.25	—
Percentage Dilution/Accretion to Common Stockholder (Dilution/Accretion per Common Share Divided by Investment per Common Share)	—	—	(0.20)%	—	4.65%	—	14.85%

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of March 31, 2012, 2011, 2010, 2009, 2008, 2007 and 2006 (the end of our first fiscal year of operations). The annual information has been derived from our audited financial statement for each respective period, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm, unless noted otherwise.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Average Market Value Per Unit (4)
7.125% Series A Cumulative Term Preferred Stock
March 31, 2012 (5)	$40,000,000	$2,676	$25.00	$24.97
March 31, 2011	—	N/A	—	N/A
March 31, 2010	—	N/A	—	N/A
March 31, 2009	—	N/A	—	N/A
March 31, 2008	—	N/A	—	N/A
March 31, 2007	—	N/A	—	N/A
March 31, 2006	—	N/A	—	N/A

Revolving credit facilities
March 31, 2012	—	N/A	—	N/A
March 31, 2011	—	N/A	—	N/A
March 31, 2010	27,800,000	2,814	—	N/A
March 31, 2009	110,265,000	2,930	—	N/A
March 31, 2008	144,835,000	2,422	—	N/A
March 31, 2007	100,000,000	3,228	—	N/A
March 31, 2006	—	N/A	—	N/A

Short-term loan
March 31, 2012	76,005,000	2,676	—	N/A
March 31, 2011	40,000,000	5,344	—	N/A
March 31, 2010	75,000,000	2,814	—	N/A
March 31, 2009	—	N/A	—	N/A
March 31, 2008	—	N/A	—	N/A
March 31, 2007	—	N/A	—	N/A
March 31, 2006	—	N/A	—	N/A

(1)	Total amount of each class of senior securities outstanding as of the dates presented.
(2)	Asset coverage ratio is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness (including interest payable and guarantees). Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Only applicable to 7.125% Series A Cumulative Term Preferred Stock because the other senior securities are not registered for public trading. Average market value per unit is the average of the closing price of the shares on the NASDAQ during the last 10 trading days of the period.
(5)	In March 2012, we issued 1,600,000 shares of 7.125% Series A Cumulative Term Preferred Stock through a public offering, including the underwriters’ partial exercise of their overallotment option.

BUSINESS

Overview

We invest primarily in subordinated loans, mezzanine debt, preferred stock, common stock and warrants to purchase common stock of small and medium-sized companies, generally located in the United States, in connection with buyouts and other recapitalizations. When we invest in buyouts we typically do so with the management teams of the particular companies and with other buyout funds. We also sometimes invest in senior secured loans and, to a much lesser extent, senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments.

We were incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005. On June 22, 2005, we completed an initial public offering and commenced operations. We operate as a closed-end, non-diversified management investment company and have elected to be treated as a BDC under the 1940 Act. For federal income tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. In order to continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment, we must meet certain requirements, including certain minimum distribution requirements.

We seek to achieve returns through current income generated from senior, subordinated and mezzanine debt, and capital gains from the sale of preferred stock, common stock and warrants to purchase common stock that we purchase in connection with buyouts and recapitalizations of small and mid-sized companies with established management teams. We seek to make investments that generally range between $10 million and $40 million each, although this investment size may vary proportionately as the size of our capital base changes. Typically, our investments mature in no more than seven years and accrue interest at fixed or variable rates with floors in place. We invest as either the lead investor or a co-investor with other buyout funds and the management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were to be investing alone.

We expect that our target portfolio over time will primarily include the following three categories of investments in private companies:

•

Subordinated Debt and Mezzanine Debt. We anticipate that, over time, much of the capital that we invest will be in the form of subordinated or mezzanine debt. Most of our mezzanine and subordinated loans are collateralized by a subordinated lien on some or all of the assets of the borrower. We structure most of our mezzanine and subordinated loans with variable interest rates, but some are fixed rate loans. In either event, we structure the loans at rates of interest that provide us with significant current interest income and generally have interest rate floors to protect against declining interest rates. Our subordinated and mezzanine loans typically have maturities of five to seven years and provide for interest-only payments in the early years, with amortization of principal deferred to the later years of the loans. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after our investment. Our loans generally include a success fee component that is usually paid upon exit when a business is sold. This fee enhances the overall yield of the loan. Our subordinated and mezzanine debt investments may also include equity features, such as warrants or options to buy a significant common stock ownership interest in the portfolio company. If a portfolio company appreciates in value, we may achieve additional investment returns from any equity interests we hold. If we are a minority interest holder, we may structure the warrants to provide provisions protecting our rights as a minority-interest holder, such as the right to sell the warrants back to the company upon the occurrence of specified events. In most cases, we obtain registration rights for these equity interests, which may include demand and co-registration rights. Because we expect that the majority of these borrowers will be private companies that cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most of these debt securities will be unrated. We cannot accurately predict what ratings these loans might receive if they were rated, and thus cannot determine whether or not they could be considered “investment grade” quality. However, for loans that lack a rating by a credit rating agency, investors should assume that these loans will be below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds, and may be considered high risk compared to investment grade debt instruments.

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Preferred Stock, Warrants to Purchase Common Stock and Common Stock. We also acquire preferred stock, common stock or warrants to purchase common stock, or a combination of the three, in connection with a buyout or recapitalization. These investments are generally in combination with an investment in one of our debt products. With respect to our investments in preferred stock, common stock or warrants to purchase common stock, we target an investment return substantially higher than our investments in loans. However, we can offer no assurance that we can achieve such a return with respect to any investment or our portfolio as a whole. The features of the preferred stock we receive vary by transaction but may include priority distribution rights, superior voting rights, redemption rights, liquidation preferences and other provisions intended to protect our interests. Generally speaking, warrants to purchase common stock and common stock do not have any current income and its value is realized, if at all, upon the sale of the business or following the company’s initial public offering.

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Senior Secured Debt. We may provide senior secured acquisition financing for some portfolio companies. We typically structure these senior secured loans to have terms of three to five years, and they may provide for limited principal payments in the first few years of the term of the loan. We generally obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these senior loans. This collateral usually takes the form of first priority liens on the assets of the portfolio company. The interest rates on our senior secured loans are generally variable rates based on the London Interbank Offered Rate (“LIBOR”).

Investment Concentrations

As of March 31, 2012, we had investments in 17 portfolio companies in 12 states and 11 different industries with an aggregate fair value of $225.7 million, of which SOG, Acme, and Venyu, collectively, comprised approximately $81.7 million, or 36.2%, of our total investment portfolio, at fair value. The following table outlines our investments by security type at March 31, 2012 and 2011:

	March 31, 2012				March 31, 2011
	Cost		Fair Value		Cost		Fair Value
Senior term debt	$110,475	41.5%	$94,886	42.0%	$64,566	32.8%	$58,627	38.2%
Senior subordinated term debt	80,461	30.2	70,661	31.3	74,602	37.8	62,806	41.0
Common equity/equivalents	71,084	26.6	46,669	20.7	52,922	26.8	25,398	16.6
Preferred equity	4,375	1.7	13,436	6.0	5,102	2.6	6,454	4.2

Total investments	$266,395	100.0%	$225,652	100.0%	$197,192	100.0%	$153,285	100.0%

Investments at fair value consisted of the following industry classifications at March 31, 2012 and 2011:

	March 31, 2012		March 31, 2011
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Chemicals, Plastics, and Rubber	$46,793	20.7%	$19,906	13.0%
Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	30,770	13.6	10,431	6.8
Leisure, Amusement, Motion Pictures, Entertainment	30,096	13.3	—	—
Diversified/Conglomerate Manufacturing	29,017	12.9	12,746	8.3
Containers, Packaging, and Glass	24,332	10.8	29,029	19.0
Electronics	23,330	10.3	25,012	16.3
Cargo Transport	13,017	5.8	13,183	8.6
Oil and Gas	9,684	4.3	4,931	3.2
Buildings and Real Estate	9,277	4.1	10,120	6.6
Aerospace and Defense	6,713	3.0	6,659	4.4
Home and Office Furnishings, Housewares, and Durable Consumer Products	2,623	1.2	8,627	5.6
Automobile	—	—	7,560	4.9
Printing and Publishing	—	—	3,073	2.0
Telecommunications	—	—	1,499	1.0
Diversified/Conglomerate Service	—	—	509	0.3

Total Investments	$225,652	100.0%	$153,285	100.0%

The investments, at fair value, were included in the following geographic regions of the U.S. as of March 31, 2012 and 2011:

	March 31, 2012		March 31, 2011
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
South	$128,902	57.1%	$92,172	60.1%
West	59,112	26.2	12,746	8.3
Northeast	30,924	13.7	38,126	24.9
Midwest	6,714	3.0	10,241	6.7

Total Investments	$225,652	100.0%	$153,285	100.0%

The geographic region indicates the location of the headquarters for our portfolio companies. A portfolio company may have other business locations in other geographic regions.

Our Investment Adviser and Administrator

Gladstone Management Corporation (our “Adviser”) is our affiliate and investment adviser and is led by a management team which has extensive experience in our line of business. Our Adviser also has an affiliate, Gladstone Administration, LLC (our “Administrator”), which employs our chief financial officer and treasurer, chief compliance officer, internal counsel and their respective staffs. Our Adviser and Administrator also provide investment advisory and administrative services, respectively, to our affiliates, Gladstone Capital Corporation (“Gladstone Capital”), a publicly-traded BDC and RIC; Gladstone Commercial Corporation (“Gladstone Commercial”), a publicly-traded real estate investment trust; Gladstone Land Corporation (“Gladstone Land”), a private agricultural real estate company owned by David Gladstone; Gladstone Lending Corporation (“Gladstone

Lending”), a private corporation that was formed primarily to invest in first- and second-lien term loans and that has filed a registration statement on Form N-2 with the Securities and Exchange Commission (“SEC”) but has not yet commenced operations; and Gladstone Partners Fund, L.P. (“Gladstone Partners”), a private partnership fund that was formed primarily to co-invest with us and Gladstone Capital but has not yet commenced operations. Each of our directors and executive officers, other than Messrs. Mead and Watson, is also a director or executive officer, or both, of Gladstone Capital and Gladstone Commercial, each of which is also externally managed by our Adviser. Mr. Watson is also an executive officer of Gladstone Capital. In the future, our Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds, both public and private.

We have been externally managed by our Adviser pursuant to an investment advisory and administrative agreement since our inception. Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers’ Act of 1940, as amended. Our Adviser is headquartered in McLean, Virginia, a suburb of Washington, D.C., and our Adviser also has offices in several other states.

Investment Process

Overview of Investment and Approval Process

To originate investments, our Adviser’s investment professionals use an extensive referral network comprised primarily of private equity sponsors, venture capitalists, leveraged buyout funds, investment bankers, attorneys, accountants, commercial bankers and business brokers. Our Adviser’s investment professionals review information received from these and other sources in search of potential financing opportunities. If a potential opportunity matches our investment objectives, the investment professionals will seek an initial screening of the opportunity with our president, David Dullum, to authorize the submission of an indication of interest (“IOI”) to the prospective portfolio company. If the prospective portfolio company passes this initial screening and the IOI is accepted by the prospective company, the investment professionals will seek approval to issue a letter of intent (“LOI”) from the Adviser’s investment committee, which is composed of David Gladstone (our chairman and chief executive officer), Terry Lee Brubaker (our co-vice chairman, chief operating officer and secretary) and George Stelljes III (our co-vice chairman and chief investment officer), to the prospective company. If this LOI is issued, then Gladstone Securities, LLC (“Gladstone Securities”), a broker-dealer registered with the Financial Industry Regulatory Authority (“FINRA”) and an affiliate of ours, will conduct a thorough due diligence investigation and create a detailed business analysis summarizing the prospective portfolio company’s historical financial statements, industry, competitive position and management team and analyzing its conformity to our general investment criteria. The investment professionals then present this investment profile to our Adviser’s investment committee, which must approve each investment. Further, each investment is available for review by the members of our Board of Directors, a majority of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Prospective Portfolio Company Characteristics

We have identified certain characteristics that we believe are important in identifying and investing in prospective portfolio companies. The criteria listed below provide general guidelines for our investment decisions, although not all of these criteria may be met by each portfolio company.

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Value-and-Income Orientation and Positive Cash Flow. Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value-and-income orientation. In seeking value, we focus on companies in which we can invest at relatively low multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”) and that have positive operating cash flow at the time of investment. In seeking income, we seek to invest in companies that generate relatively high and stable cash flow to provide some assurance that they will be able to service their debt and pay any required distributions on preferred stock. Typically, we do not expect to invest in start-up companies or companies with speculative business plans.

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Experienced Management. We generally require that our portfolio companies have experienced management teams. We also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity or other interests in the financial performance of their companies.

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Strong Competitive Position in an Industry. We seek to invest in target companies that have developed strong market positions within their respective markets and that we believe are well-positioned to capitalize on growth opportunities. We seek companies that demonstrate significant competitive advantages versus their competitors, which we believe will help to protect their market positions and profitability.

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Exit Strategy. We seek to invest in companies that we believe will provide a stable stream of cash flow that is sufficient to repay the loans we make to them while reinvesting for the growth of their respective businesses. We target such internally generated cash flow to allow our portfolio companies to pay interest on, and repay the principal of, our investments. This is a major factor in our investment thesis and evaluation of risk. In addition, we also seek to invest in companies whose business models and expected future cash flows offer attractive possibilities for capital appreciation on any equity interests we may obtain or retain. These capital appreciation possibilities include strategic acquisitions by other industry participants or financial buyers, initial public offerings of common stock, or other capital market transactions.

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Liquidation Value of Assets. The prospective liquidation value of the assets, if any, collateralizing loans in which we invest is an important factor in our investment analysis. We emphasize both tangible assets, such as accounts receivable, inventory, equipment, and real estate, and intangible assets, such as intellectual property, customer lists, networks, and databases, although the relative weight we place on these asset classes will vary by company and industry.

Extensive Due Diligence

Our Adviser and Gladstone Securities conducts what we believe are extensive due diligence investigations of our prospective portfolio companies and investment opportunities. Our due diligence investigation of a prospective portfolio company will begin with a review of publicly available information followed by in depth business analysis, including, but not limited to, some or all of the following:

•	a review of the prospective portfolio company’s historical and projected financial information, including a quality of earnings analysis;

•	visits to the prospective portfolio company’s business site(s);

•	interviews with the prospective portfolio company’s management, employees, customers and vendors;

•	review of all loan documents;

•	background checks and a management capabilities assessment on the prospective portfolio company’s management team; and

•	research on the prospective portfolio company’s products, services or particular industry and its competitive position.

Upon completion of a due diligence investigation and a decision to proceed with an investment in a buyout, recapitalization or other growth plan, our Adviser’s investment professionals who have primary responsibility for the investment present the investment opportunity to our Adviser’s investment committee. The investment committee determines whether to pursue the potential investment. Additional due diligence of a potential investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

We also rely on the long-term relationships that our Adviser’s investment professionals have with venture capitalists, leveraged buyout funds, investment bankers, commercial bankers, private equity sponsors, and business brokers. In addition, the extensive direct experiences of our executive officers and managing directors in the operations of and providing debt and equity capital to small and medium-sized private businesses plays a significant role in our investment evaluation and assessment of risk.

Investment Structure

Once we have determined that a prospective acquisition, buyout or recapitalization meets our standards and investment criteria, we work with the management of that company and other capital providers to structure the transaction in a way that provides us the greatest opportunity to maximize our return on the investment, while providing appropriate incentives to management of the company. As we described in the Overview section above, the capital classes through which we typically structure a deal may include subordinated and mezzanine debt, senior secured debt and preferred and common equity. Through our risk management process, we seek to limit the downside risk of our investments by:

•	making investments with an expected total return (including both interest and potential equity appreciation) that we believe compensates us for the credit risk of the investment;

•	seeking collateral or superior positions in the portfolio company’s capital structure where possible;

•	incorporating put rights and call protection into the investment structure where possible; and

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negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility as possible in managing their businesses, consistent with the need for the preservation of our capital.

We expect to hold most of our investments in subordinated debt, mezzanine debt or equity interests until maturity or repayment, but we will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company or, in the case of an equity investment in a company, its initial public offering. Occasionally, we may sell some or all of our subordinated debt, mezzanine debt or equity interests in a portfolio company to a third party, such as an existing investor in the portfolio company, through a privately negotiated transaction.

Temporary Investments

Pending investment in our target market of small and medium-sized companies, we invest our otherwise uninvested cash primarily in cash, cash equivalents, government securities or high-quality debt securities maturing in one year or less from the time of investment. We refer to such investments collectively as temporary investments, so that at least 70% of our assets are “qualifying assets” for purposes of certain provisions of the 1940 Act that pertain specifically to BDCs. For information regarding regulations to which we are subject and the definition of “qualifying assets,” see “—Regulation as a BDC.”

Hedging Strategies

Although it has not yet happened, nor do we expect this to happen in the near future, when one of our portfolio companies goes public, we may undertake hedging strategies with regard to any equity interests that we may have in that company. We may mitigate risks associated with the volatility of publicly-traded securities by, for example, selling securities short or writing or buying call or put options. Hedging against a decline in the value of such investments in public companies would not eliminate fluctuations in the values of such investments or prevent losses if the values of such investments decline, but would establish or enhance a hedging strategy to seek to protect our investment in such securities. Therefore, by engaging in hedging transactions, we would seek to moderate the decline in the value of our hedged investments in public companies. However, such hedging transactions would also limit our opportunity to gain from an increase in the value of our investment in the public company. Hedging strategies can pose risks to us and our stockholders; however we believe that such activities are manageable because they will be limited to only a portion of our portfolio.

In October 2011, we, through our wholly-owned subsidiary Gladstone Business Investment, LLC (“Business Investment”), entered into a fourth amended and restated credit agreement providing for a $60.0 million revolving line of credit (the “Credit Facility”) arranged by Branch Banking and Trust Company (“BB&T”). Pursuant to our Credit Facility, we have agreed to enter into interest rate cap agreements, in connection with the borrowings that we make under our Credit Facility. We currently hold one interest rate cap agreement, which is not designated as a hedge for accounting purposes.

Section 12(a)(3) of the 1940 Act prohibits us from effecting a short sale of any security “in contravention of such rules and regulations or orders as the SEC may prescribe as necessary or appropriate in the public interest or for the protection of investors …” However, to date, the SEC has not promulgated regulations under this statute, it is possible that such regulations could be promulgated in the future in a way that would require us to change any hedging strategies that we may adopt. In addition, our ability to engage in short sales may be limited by the 1940 Act’s leverage limitations. We will only engage in hedging activities in compliance with applicable laws and regulations.

Competitive Advantages

A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized privately-owned businesses. Such competitors include private equity funds, leveraged buyout funds, venture capital funds, investment banks and other equity and non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. However, we believe that we have the following competitive advantages over other providers of financing to small and mid-sized businesses.

Management expertise

David Gladstone, our chairman and chief executive officer, is also the chairman and chief executive officer of our Adviser and certain of its affiliated companies (the “Gladstone Companies”) and has been involved in all aspects of the Gladstone Companies’ investment activities, including serving as a member of our Adviser’s investment committee. David Dullum, our president, has extensive experience in private equity investing in middle market companies. Terry Lee Brubaker, our co-vice chairman, chief operating officer and secretary, has substantial experience in acquisitions and operations of companies. George Stelljes, III, our co-vice chairman and chief investment officer, has extensive experience in leveraged finance. Messrs. Gladstone, Brubaker and Stelljes also have principal management responsibility for our Adviser as its senior executive officers. These three individuals dedicate a significant portion of their time to managing our investment portfolio. Our senior management has extensive experience providing capital to small and mid-sized companies and has worked together at the Gladstone Companies for more than 10 years. In addition, we have access to the resources and expertise of our Adviser’s investment professionals and support staff who possess a broad range of transactional, financial, managerial, and investment skills.

Increased access to investment opportunities developed through proprietary research capability and an extensive network of contacts

Our Adviser seeks to identify potential investments both through active origination and due diligence and through its dialogue with numerous management teams, members of the financial community and potential corporate partners with whom our Adviser’s investment professionals have long-term relationships. We believe that our Adviser’s investment professionals have developed a broad network of contacts within the investment, commercial banking, private equity and investment management communities, and that their reputation in investment management enables us to identify well-positioned prospective portfolio companies which provide attractive investment opportunities. Additionally, our Adviser expects to generate information from its professionals’ network of accountants, consultants, lawyers and management teams of portfolio companies and other companies.

Disciplined, value-and-income-oriented investment philosophy with a focus on preservation of capital

In making its investment decisions, our Adviser focuses on the risk and reward profile of each prospective portfolio company, seeking to minimize the risk of capital loss without foregoing the potential for capital appreciation. We expect our Adviser to use the same value-and-income-oriented investment philosophy that its professionals use in the management of the other Gladstone Companies and to commit resources to management of downside exposure. Our Adviser’s approach seeks to reduce our risk in investments by using some or all of the following approaches:

•	focusing on companies with good market positions, established management teams and good cash flow;

•	investing in businesses with experienced management teams;

•	engaging in extensive due diligence from the perspective of a long-term investor;

•	investing at low price-to-cash flow multiples; and

•	adopting flexible transaction structures by drawing on the experience of the investment professionals of our Adviser and its affiliates.

Longer investment horizon with attractive, publicly-traded model

Unlike private equity and venture capital funds that are typically organized as finite-life partnerships, we are not subject to standard periodic capital return requirements. The partnership agreements of most private equity and venture capital funds typically provide that such funds may only invest investors’ capital once and must return all capital and realized gains to investors within a finite time period, often 7 to 10 years. These provisions often force private equity and venture capital funds to seek relatively quick returns on their investments by causing their portfolio companies to pursue mergers, public equity offerings, or other liquidity events more quickly than might otherwise be optimal or desirable, potentially resulting in both a lower overall return to investors or an adverse impact on their portfolio companies. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to achieve greater long-term returns on invested capital.

Flexible transaction structuring

We believe our Adviser’s broad expertise and ability to draw upon the many years of experience of its team members enables it to identify, assess, and structure investments successfully across all levels of a company’s capital structure and manage potential risk and return at all stages of the economic cycle. We are not subject to many of the regulatory limitations that govern traditional lending institutions, such as banks. As a result, we are flexible in selecting and structuring investments, adjusting investment criteria and transaction structures, and, in some cases, the types of securities in which we invest. We believe that this approach enables our Adviser to identify attractive investment opportunities that will continue to generate current income and capital gain potential throughout the economic cycle, including during turbulent periods in the capital markets. One example of our flexibility is our ability to exchange our publicly-traded stock for the stock of an acquisition target in a tax-free reorganization under the Code. After completing an acquisition in such an exchange, we can restructure the capital of the small company to include senior and subordinated debt.

Leverage

For the purpose of making investments other than temporary investments and to take advantage of favorable interest rates, we may issue senior securities up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us to issue Senior Securities representing indebtedness and Senior Securities that are stock, in amounts such that our asset coverage, as defined in Section 18(h) of the 1940 Act, is at least 200% immediately after each issuance of Senior Securities. We may also incur indebtedness to repurchase our common stock. As a result of incurring indebtedness generally (for example, through our Credit Facility) or issuing senior securities representing indebtedness, we are exposed to the risks of leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds.

Our Board of Directors is authorized to provide for the issuance of Senior Securities with such preferences, powers, rights and privileges as it deems appropriate, subject to the requirements of the 1940 Act. See “—Regulation as a BDC—Asset Coverage” for a discussion of our leveraging constraints.

In addition, our ability to pay dividends or distributions (other than dividends payable in our stock) to holders of any class of our capital stock would be restricted if our senior securities representing indebtedness fail to have an asset coverage of at least 200% (measured at the time of declaration of such distribution and accounting for such distribution). The 1940 Act does not apply this limitation to privately arranged debt that is not intended to be publicly distributed, unless this limitation is specifically negotiated by the lender. In addition, our ability to pay dividends or distributions (other than dividends payable in our common stock) to our common stockholders would be restricted if our senior securities that are stock fail to have an asset coverage of at least 200% (measured at the time of declaration of such distribution and accounting for such distribution). If the value of our assets declines, we might be unable to satisfy these asset coverage requirements. To satisfy the 200% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering expenses will not be available for distributions to our stockholders. If we are unable to regain asset coverage through these methods, we may be forced to suspend the payment of such dividends.

Ongoing Management of Investments and Portfolio Company Relationships

Our Adviser’s investment professionals actively oversee each investment by evaluating the portfolio company’s performance and typically working collaboratively with the portfolio company’s management to find and incorporate best resources and practices that help us achieve our expected investment performance.

Monitoring

Our Adviser’s investment professionals monitor the financial performance, trends, and changing risks of each portfolio company on an ongoing basis to determine if each is performing within expectations and to guide the portfolio company’s management in taking the appropriate course of action. Our Adviser employs various methods of evaluating and monitoring the performance of our investments in portfolio companies, which can include the following:

•	Monthly analysis of financial and operating performance;

•	Assessment of the portfolio company’s performance against its business plan and our investment expectations;

•	Assessment of the investment’s risks;

•	Participation in portfolio company board of directors or management meetings;

•	Assessment of portfolio company management, sponsor, governance and strategic direction;

•	Assessment of the portfolio company’s industry and competitive environment; and

•	Review and assessment of the portfolio company’s operating outlook and financial projections.

Relationship Management

Our Adviser’s investment professionals interact with various parties involved with a portfolio company, or investment, by actively engaging with internal and external constituents, including:

•	Management;

•	Boards of directors;

•	Financial sponsors;

•	Capital partners; and

•	Advisers and consultants.

Managerial Assistance and Services

As a BDC, we make available significant managerial assistance to our portfolio companies and may provide other services to such portfolio companies. Neither we nor our Adviser currently receives fees in connection with the managerial assistance we make available. At times, our Adviser provides certain other services to certain of our portfolio companies and it receives fees for these other services. 50% of certain of these fees and 100% of others are credited against the base management fee that we would otherwise be required to pay to our Adviser.

Valuation Process

The following is a general description of the steps we take each quarter to determine the value of our investment portfolio. We value our investments in accordance with the requirements of the 1940 Act. We value securities for which market quotations are readily available at their market value. We value all other securities and assets at fair value as determined in good faith by our Board of Directors. In determining the value of our investments, our Adviser has established an investment valuation policy (the “Policy”). The Policy has been approved by our Board of Directors and each quarter the Board of Directors reviews whether our Adviser has applied the Policy consistently and votes whether or not to accept the recommended valuation of our investment portfolio. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations. With respect to any investments for which market quotations are not readily available or reliable, we perform the following valuation process each quarter:

•	Our quarterly valuation process begins with each portfolio company or investment being initially assessed by our Adviser’s investment professionals responsible for the investment, using the Policy.

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Preliminary valuation conclusions are then discussed with our management, and documented, along with any independent opinions of value provided by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”), for review by our Board of Directors.

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Our Board of Directors reviews this documentation and discusses the information provided by our management, and the opinions of value provided by SPSE to arrive at a determination that the Policy has been followed for determining the aggregate fair value of our portfolio of investments.

Our valuation policies, procedures and processes are more fully described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Investment Valuation.”

Investment Advisory and Management Agreement

We entered into an investment advisory and management agreement with our Adviser (the “Advisory Agreement”), which is controlled by our chairman and chief executive officer. In accordance with the Advisory Agreement, we pay the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee. On July 10, 2012, our Board of Directors approved the renewal of our Advisory Agreement with our Adviser through August 31, 2013.

Base Management Fee

The base management fee is computed and payable quarterly and is assessed at an annual rate of 2.0% computed on the basis of the value of our average gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. Overall, the base management fee cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year. In addition, the following three items are potential adjustments to the base management fee calculation.

•	Loan Servicing Fees

Our Adviser also services the loans held by our wholly owned subsidiary, Business Investment, in return for which our Adviser receives a 2.0% annual fee based on the monthly aggregate outstanding balance of loans pledged under our Credit Facility. Since we own these loans, all loan servicing fees paid to our Adviser are treated as reductions directly against the 2.0% base management fee under the Advisory Agreement.

•	Senior Syndicated Loan Fee Waiver

Our Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations, for the years ended March 31, 2012 and 2011.

•	Portfolio Company Fees

Under the Advisory Agreement, our Adviser has also provided and continues to provide managerial assistance and other services to our portfolio companies and may receive fees for services other than managerial assistance. 50% of certain of these fees and 100% of others are credited against the base management fee that we would otherwise be required to pay to our Adviser.

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). We will pay the Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

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100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to income-related portion of incentive fee

The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years.

Additionally, in accordance with accounting principles generally accepted in the United States (“GAAP”), we did not accrue a capital gains-based incentive fee for the year ended March 31, 2012. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. There was no GAAP accrual for a capital gains-based incentive fee for the years ended March 31, 2011 or 2010, either.

Administration Agreement

We have entered into an administration agreement with our Administrator (the “Administration Agreement”), whereby we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of our Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including, but not limited to, rent and salaries and benefits expenses of our chief financial officer and treasurer, chief compliance officer, internal counsel and their respective staffs. Our allocable portion of expenses is derived by multiplying our Administrator’s total allocable expenses by the percentage of our total assets at the beginning of the quarter in comparison to the total assets at the beginning of the quarter of all companies managed by the Adviser under similar agreements. On July 10, 2012, the Board of Directors approved the renewal of the Administration Agreement through August 31, 2013.

Staffing

We do not currently have any employees and do not expect to have any employees in the foreseeable future. Currently, services necessary for our business are provided by individuals who are employees of our Adviser or our Administrator pursuant to the terms of the Advisory Agreement and the Administration Agreement, respectively. No employee of our Adviser and our Administrator will dedicate all of his or her time to us. However, we expect that 25-30 full time employees of our Adviser and our Administrator will spend substantial time on our matters during the remainder of calendar year 2012 and all of calendar year 2013. To the extent we acquire more investments, we anticipate that the number of employees of our Adviser and our Administrator who devote time to our matters will increase.

As of July 16, 2012, our Adviser and Administrator collectively had 56 full-time employees. A breakdown of these employees is summarized by functional area in the table below:

Number of Individuals	Functional Area
9	Executive Management
34	Investment Management, Portfolio Management and Due Diligence
13	Administration, Accounting, Compliance, Human Resources, Legal and Treasury

Properties

We do not own any real estate or other physical properties materially important to our operations. Gladstone Management Corporation is the current leaseholder of all properties in which we operate. We occupy these premises pursuant to the Advisory Agreement and Administration Agreement. Our Adviser and Administrator are headquartered in McLean, Virginia and our Adviser also has offices in several other states.

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2012, regarding each portfolio company in which we had a debt or equity security as of such date. All such investments have been made in accordance with our investment policies and procedures described in this prospectus.

Company(1)	Industry	Investment	Percentage of Class Held on a Fully- Diluted Basis (2)	Cost	Fair Value

CONTROL INVESTMENTS:

Acme Cryogenics, Inc.	Manufacturing—manifolds and pipes for industrial gasses	Senior Subordinated Term Debt		$14,500	$14,500
2801 Mitchell Avenue		Preferred Stock	84.7%	6,984	10,994
Allentown, PA 18103		Common Stock	69.8	1,045	2,132
		Common Stock Warrants	69.8	25	675

				22,554	28,301
ASH Holdings Corp.	Retail and Service—school buses and parts	Revolving Credit Facility, $570 available (non-accrual)		6,388	—
2630 W. Buckeye Rd.		Senior Subordinated Term Debt (non-accrual)		6,060	—
Phoenix, AZ 85009		Preferred Stock	100.0	2,500	—
		Common Stock	73.6	—	—
		Common Stock Warrants Guaranty ($750)	73.6	4	—

				14,952	—

Country Club Enterprises, LLC	Service—golf cart distribution	Senior Subordinated Term Debt		4,000	—
29 Tobey Rd.		Preferred Stock	59.9	7,725	—
W. Wareham, MA 02576		Guaranty ($3,998)

				11,725	—

Galaxy Tool Holding Corp.	Manufacturing—aerospace and plastics	Senior Subordinated Term Debt		5,220	5,220
1111 Industrial Rd.		Preferred Stock	82.7	19,658	1,493
Windfield, KS 67156		Common Stock	55.0	48	—

				24,926	6,713

Mathey Investments, Inc.	Manufacturing—pipe-cutting and pipe-fitting equipment	Senior Term Debt		2,375	2,375
4344 S. Maybelle Ave.		Senior Term Debt		3,727	3,727
Tulsa, OK 74107		Senior Term Debt		3,500	3,500
		Common Stock	85.0	777	4,164

				10,379	13,766

Mitchell Rubber Products, Inc.	Manufacturing—rubber compounds	Subordinated Term Debt		13,560	13,679
10220 San Sevaine Way		Preferred Stock	31.7	2,790	2,954
Mira Loma, CA 91752		Common Stock	31.7	28	1,858

				16,378	18,491

Precision Southeast, Inc.	Manufacturing—injection molding and plastics	Revolving Credit Facility, $251 available		749	749
PO Box 50610		Senior Term Debt		7,775	7,775
4900 Hwy 501		Preferred Stock	90.9	1,909	1,634
Myrtle Beach, SC 29579		Common Stock	77.3	91	—

				10,524	10,158

SBS Industries, LLC	Manufacturing—specialty fasteners and threaded screw products	Senior Term Debt		11,355	11,355
1843 N. 106th E. Ave.		Preferred Stock	90.9	1,994	2,087
Tulsa, OK 74116		Common Stock	76.2	221	3,563

				13,570	17,005

SOG Specialty K&T, LLC	Manufacturing—specialty knives and tools	Senior Term Debt		6,200	6,200
6521 212th Street Southwest		Senior Term Debt		12,199	12,199
Lynnwood, WA 98036		Preferred Stock	70.9	9,749	11,697

				28,148	30,096

Company(1)	Industry	Investment	Percentage of Class Held on a Fully- Diluted Basis (2)	Cost	Fair Value

Tread Corp.	Manufacturing—storage and transport equipment	Senior Subordinated Term Debt		7,750	7,750
176 Eastpark Dr.		Preferred Stock	57.1	833	1,080
Roanoke, VA 24019		Common Stock	50.7	1	96
		Common Stock Warrants	50.7	3	758

				8,587	9,684
Venyu Solutions, Inc.	Service—online servicing suite	Senior Subordinated Term Debt		7,000	7,000
7127 Florida Blvd.		Senior Subordinated Term Debt		12,000	12,000
Baton Rouge, LA 70806		Preferred Stock	64.0	6,000	4,330

				25,000	23,330

Total Control Investments (represented 69.8% of total investments at fair value)				$186,743	$157,544

AFFILIATE INVESTMENTS:
Cavert II Holding Corp. (1)	Manufacturing—bailing wire	Senior Term Debt		$1,050	$1,067
620 Forum Parkway		Senior Subordinated Term Debt		5,700	5,771
Rural Hall, NC 27045		Subordinated Term Debt		4,671	4,741
		Preferred Stock	86.4%	1,844	2,596

				13,265	14,175

Channel Technologies Group, LLC	Manufacturing—acoustic products	Revolving Credit Facility, $400 available		850	843
879 Ward Drive		Senior Term Debt		5,926	5,875
Santa Barbara, CA 93111		Senior Term Debt		10,750	10,642
		Preferred Stock	11.2%	1,599	1,631
		Common Stock	9.8%	—	75

				19,125	19,066

Danco Acquisition Corp.	Manufacturing—machining and sheet metal work	Revolving Credit Facility, $450 available		1,800	1,350
950 George St.		Senior Term Debt		2,575	1,931
Santa Clara, CA 95054		Senior Term Debt		8,891	6,669
		Preferred Stock	59.5%	2,500	—
		Common Stock Warrants	40.0%	3	—

				15,769	9,950

Noble Logistics, Inc.	Service—aftermarket auto parts delivery	Revolving Credit Facility, $0 available		500	315
11335 Clay Rd., Ste. 100		Senior Term Debt		7,227	4,553
Houston, TX 77041		Senior Term Debt		3,650	2,300
		Senior Term Debt		3,650	2,299
		Preferred Stock	69.2%	1,750	3,550
		Common Stock	13.1%	1,682	—

				18,459	13,017

Quench Holdings Corp.	Service—sales, installation and service of water coolers	Preferred Stock	4.1%	2,950	2,623
780 5th Ave., Ste. 110		Common Stock	1.7%	447	—

King of Prussia, PA 19046				3,397	2,623

Total Affiliate Investments (represented 26.1% of total investments at fair value)				$70,015	$58,831

NON-CONTROL/NON-AFFILIATE INVESTMENTS:
B-Dry, LLC	Service—basement waterproofer	Senior Term Debt		$6,477	$6,356
13876 Cravath Place		Senior Term Debt		2,860	2,806
Woodbridge, VA 22191		Common Stock Warrants	5.5%	300	115

				9,637	9,277

Total Non-Control/Non-Affiliate Investments (represented 4.1% of total investments at fair value)				$9,637	$9,277

TOTAL INVESTMENTS				$266,395	$225,652

(1)	Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.
(2)	The “percentage of class held on a fully-diluted basis” represents the percentage of the class of security we may own assuming the exercise of our warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are exercised or converted. The percentage was calculated based on the most current outstanding share information available to us provided by that company.

Significant Portfolio Companies

Set forth below is a brief description of each portfolio company in which we have made an investment that currently represents greater than 5% of our total assets (excluding cash and cash equivalents pledged to creditors). Because of the relative size of our investments in these companies, we are exposed to a greater degree to the risks associated with these companies.

Acme Cryogenics, Inc.

We currently hold investments, having an aggregate fair value of $28.3 million as of March 31, 2012, in Acme Cryogenics, Inc. and its affiliates, which we collectively refer to as Acme. Our investments in Acme consist of in redeemable preferred stock, which we purchased for $7.0 million, common stock and warrants, which we purchased for $1.1 million and a subordinated loan to Acme for $14.5 million that matures on March 27, 2012.

Founded in 1969, Acme manufactures manifolds used in regulating the flow of industrial gasses at extremely low temperatures (cryogenic), manufactures vacuum insulated pipe used in the transmission of gasses that have been liquefied, repairs cryogenic storage tanks, and repairs and manufactures tank trailers used in transporting liquid nitrogen, oxygen, helium, etc.

Our Adviser has entered into a services agreement with Acme, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Acme and our Adviser.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Acme’s business. The industrial gas industry has several large companies that dominate the production and distribution of liquefied gasses. These companies are Acme’s primary customers. Acme is exposed to the risk that these large companies could change their buying patterns, attempt to dictate purchase terms that are unfavorable to Acme, or suffer downturns in their businesses that would lead them to reduce their purchases of Acme’s products and services. Acme purchases metals and other raw materials that are subject to changes in the price levels of these commodities. There is no assurance that Acme can pass price increases on to its customers. Acme is also dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

Our co-vice chairman, chief operating officer and secretary, Terry Brubaker, and one of our Adviser’s directors of portfolio management, Michael Beckett, serve as directors of Acme. Acme’s principal executive office is located at 2801 Mitchell Avenue, Allentown, Pennsylvania 18103.

Cavert II Holding Corp.

We currently hold investments, having an aggregate fair value of $14.2 million as of March 31, 2012 in Cavert II Holding Corp. and its affiliates, which we refer to collectively as Cavert. Our investments in Cavert consist of preferred stock, which we purchased for $1.8 million and two subordinated term loans with an aggregate principal amount outstanding of $10.4 million, each maturing on April 1, 2016.

Cavert is located in Rural Hall, North Carolina and is a manufacturer and distributor of bailing wire. Cavert is the largest supplier of non-galvanized bailing wire in the United States and produces an array of wire products for the paper and paperboard recycling industries.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Cavert’s business. Cavert is a small market business with a narrow product line. Cavert could be adversely affected by the aggressive actions of a competitor. A significant portion of Cavert’s business is dependent upon the recycling of corrugated cardboard and, as such, Cavert would be subject to a downturn in this market. Cavert is dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

Our Adviser has entered into a services agreement with Cavert. Under the terms of the agreement, our Adviser has agreed to assist Cavert with various specified services, including, but not limited to, obtaining or structuring credit facilities, long-term loans or additional equity, providing advice and administrative support in the management of Cavert’s credit facilities and other important contractual financial relationships, and advising Cavert in connection with adding key people to its management team.

One of our Adviser’s directors of lending and buyouts, Kipp Kranbuhl, is a director of Cavert. The principal executive offices of Cavert are located at 620 Forum Parkway, Rural Hall, North Carolina 27045.

Channel Technologies Group, LLC

We currently hold investments, having an aggregate fair value of $19.1 million as of March 31, 2012, in Channel Technologies Group, LLC, and its affiliates, which we collectively refer to as Channel. Our investments in Channel consist of preferred and common stock, which we purchased for $1.6 million, a senior term loan for $10.8 million that matures on December 29, 2016, a senior term loan for $5.9 million that matures on December 29, 2014 and a $1.3 million revolving credit facility, of which $0.4 million was undrawn at July 16, 2012, maturing on December 29, 2012.

Channel is located in Santa Barbara, California, and is a manufacturer of acoustic products for undersea and medical applications. Channel has three divisions that specialize in 1) manufacturing piezoelectric ceramics, 2) manufacturing build to print transducers and repair/refurbishment of transducers, and 3) engineering and consulting services related to underwater acoustic systems for mission critical technologies for military and commercial applications.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Channel’s business. The undersea acoustic industry that Channel participates in is limited and often dependent on the U.S government for funding. Due to larger U.S. deficits and the possibility for spending cuts in the defense industry, Channel is exposed to reduced revenues. Channel is also dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

One of our Adviser’s principals of private finance, Gregory Bowie, serves as director of Channel. Channel’s principal executive office is located at 879 Ward Drive, Santa Barbara, California 93111.

Ginsey Holdings, Inc.

We currently have invested approximately $22.5 million in Ginsey Holdings, Inc. and its affiliates, which we collectively refer to as Ginsey. We invested approximately $9.4 million in Ginsey to purchase $9.4 million in redeemable preferred stock and $9,000 in common stock of Ginsey. We also extended a subordinated loan to Ginsey for $13.1 million that matures on January 3, 2018.

Ginsey is located in Bellmawr, New Jersey and designs and markets a broad line of branded juvenile and adult bath products.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Ginsey’s business. Ginsey’s customer base is concentrated in a limited number of retailers. If several of these retailers were to discontinue using Ginsey products, Ginsey is exposed to reduced revenues. Additionally, Ginsey is largely dependent on licensing agreements with several major brands. If several of these licenses are not renewed, Ginsey is exposed to reduced product offerings and associated reductions in revenue. Ginsey is also dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

Our Adviser has entered into an advisory services agreement with Ginsey. Under the terms of the agreement, our Adviser has agreed to assist Ginsey with obtaining or structuring credit facilities, long term loans or additional equity, to provide advice and administrative support in the management of Ginsey’s credit facilities and other important contractual financial relationships, and to monitor and review Ginsey’s capital structure and financial performance as it relates to raising additional debt and equity capital for growth and acquisitions. The agreement also provides that our Adviser will be available to assist and advise Ginsey in connection with adding key people to the management team that will lead to the development of best industry practices in business promotion, business development and employee and customer relations.

One of our Adviser’s managing directors of private finance, John Freal, and one of our Adviser’s directors of portfolio management, Erika Highland, serve as directors of Ginsey. Ginsey’s principal executive office is located at 281 Benigno Boulevard, Bellmawr, New Jersey 08031.

Mathey Investments, Inc.

We currently hold investments, having an aggregate fair value of $13.8 million as of March 31, 2012, in Mathey Investment, Inc. and its affiliates, which we refer to collectively as Mathey. Our investments in Mathey include common stock, which we purchased for $0.8 million, a senior term loan with a principal amount outstanding of $2.4 million maturing on March 17, 2013, and two senior term loans with an aggregate principal amount outstanding of $7.2 million, both maturing on March 17, 2014.

Mathey is located in Tulsa, Oklahoma and develops, manufactures and markets pipe cutting and beveling machines, pipe aligning and reforming clamps, welding electrode and flux ovens, and pipefitter’s tools for the pipeline and welding industry.

Because of the size of this investment, we are significantly exposed to the risks associated with Mathey’s business. Mathey manufactures pipe cutting and beveling equipment targeted for the worldwide oil and gas industry. The company is subject to competitive pricing and delivery lead time pressures. In addition to the competition within the product niche, the company is subject to the same cyclicality that affects its end customers. Activity in the oil & gas markets ebbs and flows with the price of gas and strength of the world economy and projects are often timed accordingly. Mathey’s revenue stream is as a result potentially lumpy and cyclical. Mathey is dependent on a small group of long-time managers for the execution of its business plan and value-added R&D needed to stay ahead of the competition. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

Our Adviser has entered into an investment banking agreement with Mathey. Under the terms of the investment banking agreement, our Adviser has agreed to assist Mathey with obtaining or structuring credit facilities, long term loans or additional equity, to provide advice and administrative support in the management of Mathey’s credit facilities and other important contractual financial relationships, and to monitor and review Mathey’s capital structure and financial performance as it relates to raising additional debt and equity capital for growth and acquisitions. The investment banking agreement also provides that our Adviser will be available to assist and advise Mathey in connection with adding key people to the management team that will lead to the development of best industry practices in business promotion, business development and employee and customer relations.

One of our Adviser’s directors of portfolio management, Christopher Lee, is a director of Mathey. The principal executive offices of Mathey are located at 4344 S. Maybelle Ave, Tulsa, Oklahoma 74107.

Mitchell Rubber Products, Inc.

We currently hold investments, having an aggregate fair value of $18.5 million as of March 31, 2012, in Mitchell Rubber Products, Inc., which we refer to as Mitchell. Our investments in Mitchell include preferred stock and common stock, which we purchased for $2.8 million, and a subordinated term loan with a principal amount outstanding of $13.6 million maturing on October 7, 2016.

Mitchell, based in City of Industry, California, develops, mixes, manufactures and molds proprietary rubber-based compounds for the non-tire rubber market.

Because of the size of this investment, we are significantly exposed to the risks associated with Mitchell’s business. Mitchell purchases materials, particularly resin, that are subject to changes in the price levels of such commodities. Unfavorable price swings could adversely affect the company’s production capability, with no assurance of passing the higher prices along to its customers. Mitchell’s end markets, which are key indicators for rubber demand, tend to be cyclical, which could cause unfavorable fluctuations in the company’s sales. Mitchell is dependent on a small group of long-time managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

Our Adviser has entered into a services agreement with Mitchell. Under the terms of the agreement, our Adviser has agreed to assist Mitchell with various specified services, including, but not limited to, providing Mitchell and its affiliates with a range of corporate development and strategic management services and assisting Mitchell and its affiliates in identifying potential acquisition targets that meet Mitchell’s or its affiliates’ respective acquisition criteria.

One of our Adviser’s managing directors of private finance, John Freal, is a director of Mitchell. The principal executive offices of Mitchell are located at 491 Wilson Way, City of Industry, California 91744.

Noble Logistics, Inc.

We currently hold investments, having an aggregate fair value of $13.0 million as of March 31, 2012, in Noble Logistics, Inc., which we refer to as Noble. Our investments in Noble include preferred stock, which we purchased for $1.8 million, common stock, which we purchased for $1.7 million, and three senior term loans with an aggregate principal amount outstanding of $14.5 million, and a $0.5 million revolving credit facility, which was fully drawn at July 16, 2012, each maturing on January 31, 2013.

Noble, based in Houston, Texas, provides time sensitive local and regional delivery services to wholesalers of aftermarket automotive repair components and pharmaceutical distributors. Noble operates from 54 markets in 18 states from California to New Jersey, with its primary operations focused in Texas and the surrounding states (within overnight delivery range) and California. The company’s customer base includes independent domestic and foreign dealership who act as parts wholesalers, national and regional auto parts retailers and pharmaceutical distribution companies.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Noble’s business. Fuel prices are an important component of the costs of the independent contractors that Noble hires to transport items for its customers. Noble makes fuel surcharge payments to these independent contractors in addition to payments from transport services. Historically, Noble has been able to increase the charges to its customers and compensate the independent contractor drivers for the bulk of the fuel price increases. If Noble is unable to continue to pass any fuel price increases on to its customers it runs the risk that it may lose independent contractors or have to increase its payments to them which would have the potential effect of reducing Noble’s earnings. Independent contractor status is highly regulated. If Noble’s independent contractors do not maintain their eligibility, they could be deemed Noble employees. This has the potential effect of increasing costs and reducing earnings. Noble is dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

Our co-vice chairman, chief operating officer and secretary, Terry Brubaker, and one of our Adviser’s senior associates of private finance, Kristina Wilmer, are directors of Noble. Noble’s principal executive offices are located at 11335 Clay Road, Suite 100, Houston, Texas 77041.

SBS Industries, LLC

We currently hold investments, having an aggregate fair value of $17.0 million as of March 31, 2012, in SBS Industries, LLC, which we refer to as SBS. Our investments in SBS include preferred stock, which we purchased for $2.0 million, common stock, which we purchased for $0.2 million, and a senior term loan with a principal amount outstanding of $11.4 million, maturing on August 31, 2016.

SBS, founded in 1975 and headquartered in Tulsa, Oklahoma, is a manufacturer and value-added distributor of specialty fasteners and threaded screw products.

Because of the relative size of this investment, we are significantly exposed to the risks associated with SBS’s business. The company bears inventory risk for its customers, and should parts become obsolete or if customers fail, SBS could be subject to large losses. The company’s revenues are concentrated with a small number of core customers and the loss of any of these customers could have an impact on its profitability. SBS is dependent on a small group of long-time managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

Our Adviser has entered into an advisory services agreement with SBS. Under the terms of the agreement, our Adviser has agreed to assist SBS with obtaining or structuring credit facilities, long term loans or additional equity, to provide advice and administrative support in the management of SBS’s credit facilities and other important contractual financial relationships, and to monitor and review SBS’s capital structure and financial performance as it relates to raising additional debt and equity capital for growth and acquisitions. The agreement also provides that our Adviser will be available to assist and advise SBS in connection with adding key people to the management team.

Two of our Adviser’s principals, Erika Highland and Kyle Largent, are directors of SBS. The principal executive offices of SBS are located at 1843 N. 106th E. Ave., Tulsa, Oklahoma 74116.

SOG Specialty K&T, LLC

We currently hold investments, having an aggregate fair value of $30.1 million as of March 31, 2012, in SOG Specialty K&T, LLC, which we refer to as SOG. Our investments in SOG include convertible preferred stock, which we purchased for $9.7 million, and two senior term loans with an aggregate principal amount outstanding of $18.4 million, each maturing on August 5, 2016.

SOG, based in Lynnwood, Washington, takes its name from the Studies and Observations Group (the forefathers of the U.S. military’s Special Operations Forces), designs and produces specialty knives and tools for the hunting/outdoors, military/law enforcement and industrial markets.

Because of the relative size of this investment, we are significantly exposed to the risks associated with SOG’s business. The company’s brand has a good reputation among those within the industry; however, it is largely viewed as more of a niche player, with somewhat limited awareness outside of core customer segments. Although it has experienced recent gains in market share, it still lags behind some of its competitors based on overall market size. Thus, SOG could be adversely affected by the aggressive actions of one of those competitors. SOG is dependent on a small group of long-time managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

Our Adviser has entered into an advisory services agreement with SOG. Under the terms of the agreement, our Adviser has agreed to assist SOG with obtaining or structuring credit facilities, long term loans or additional equity, to provide advice and administrative support in the management of SOG’s credit facilities and other important contractual financial relationships, and to monitor and review SOG’s capital structure and financial performance as it relates to raising additional debt and equity capital for growth and acquisitions. The agreement also provides that our Adviser will be available to assist and advise SOG in connection with adding key people to the management team that will lead to the development of best industry practices in business promotion, business development and employee and customer relations.

One of our Adviser’s directors of portfolio management, Marshall Earl, is a director of SOG. The principal executive offices of SOG are located at 6521 212th Street SW, Lynnwood, Washington 98036.

Venyu Solutions, Inc.

We currently hold investments, having an aggregate fair value of $23.3 million as of March 31, 2012, in Venyu Solutions, Inc. which we refer to as Venyu. Our investments in Venyu included convertible preferred equity, which we purchased for $6.0 million and two subordinated term loans which collectively have a principal amount outstanding of $19.0 million maturing on October 28, 2015.

Venyu, headquartered in Baton Rouge, Louisiana, is a leader in commercial-grade, customizable solutions for data protection, data hosting, and disaster recovery.

Because of the size of this investment, we are significantly exposed to the risks associated with Venyu’s business. The company has a good brand name in the industry, but is subject to competitive pricing and commodization of online backup by consumer-focused backup firms. Venyu is dependent on a small group of long-time managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

Our Adviser has entered into a services agreement with Venyu. Under the terms of the agreement, our Adviser has agreed to assist Venyu with obtaining or structuring credit facilities, long term loans or additional equity, to provide advice and administrative support in the management of Venyu’s credit facilities and other important contractual financial relationships, and to monitor and review Venyu’s capital structure and financial performance as it relates to raising additional debt and equity capital for growth and acquisitions. The agreement also provides that our Adviser will be available to assist and advise Venyu in connection with adding key people to the management team that will lead to the development of best industry practices in business promotion, business development and employee and customer relations.

Our president, David Dullum, and one of our Adviser’s principals of private finance, Kyle Largent, are directors of Venyu. The principal executive offices of Venyu are located at 7127 Florida Blvd, Baton Rouge, Louisiana 70806.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors (the “Board”). Our Board currently consists of ten members, six of whom are not considered to be “interested persons” of Gladstone Investment as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board.

Board of Directors

Under our certificate of incorporation, our directors are divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three year term. Holders of our common stock and preferred stock vote together as a class for the election of directors, except that the holders of our term preferred stock have the sole right to elect two of our directors. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Information regarding our Board is as follows (the address for each director is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102):

Name	Age	Position	Director Since	Expiration of Term

Interested Directors
David Gladstone	70	Chairman of the Board and Chief Executive Officer(1)(2)	2005	2013
Terry L. Brubaker	68	Co-Vice Chairman, Chief Operating Officer, Secretary and Director(1)(2)	2005	2012
George Stelljes III	50	Co-Vice Chairman, Chief Investment Officer, Assistant Secretary and Director(1)	2005	2014
David A. R. Dullum	64	President and Director(1)	2005	2012
Independent Directors
Anthony W. Parker	66	Director(2)(3)(6)	2005	2014
Michela A. English	62	Director(3)(6)	2005	2014
Paul W. Adelgren	69	Director(4)(5)(6)	2005	2013
John H. Outland	66	Director(4)(5)(6)	2005	2013
Gerard Mead(7)	68	Director(3)(5)(6)	2005	2012
John Reilly	69	Director(3)(6)	2011	2012

(1)	Interested person as defined in Section 2(a)(19) of the 1940 Act due to the director’s position as our officer and/or employment by our Adviser.
(2)	Member of the executive committee.
(3)	Member of the audit committee.
(4)	Member of the ethics, nominating, and corporate governance committee.
(5)	Member of the compensation committee.
(6)	Each independent director serves as an alternate member of each committee for which they do not serve as a regular member. Messrs. Adelgren and Outland serve as alternate members of the audit committee; Messrs. Parker and Reilly and Ms. English serve as alternates on the compensation committee; and Messrs. Parker, Mead and Reilly and Ms. English serve as alternates on the ethics, nominating and corporate governance committee. Alternate members of the committees serve and participate in meetings of the committees only in the event of an absence of a regular member of the committee.

(7) Mr. Mead provided notice to our Board on September 19, 2011 that he would not stand for re-election to the Board, but would serve the remainder of his term, which expires on the date of our next annual meeting. In October 2011, our Board reduced the size of the Board from ten directors to nine, effective at the annual meeting, and reduced the size of the class whose term of office expires in 2015 from four directors to three.

The biographical information for each of our directors includes all of the public company directorships held by such directors for the past five years.

Independent Directors (in alphabetical order)

Paul W. Adelgren. Mr. Adelgren has served as a director since June 2005. Mr. Adelgren has also served as a director of Gladstone Commercial since August 2003 and a director of Gladstone Capital since January 2003. From 1997 to the present, Mr. Adelgren has served as the pastor of Missionary Alliance Church. From 1991 to 1997, Mr. Adelgren was pastor of New Life Alliance Church. From 1988 to 1991, Mr. Adelgren was vice president-finance and materials for Williams & Watts, Inc., a logistics management and procurement business located in Fairfield, NJ. Prior to joining Williams & Watts, Mr. Adelgren served in the United States Navy, where he served in a number of capacities, including as the director of the Strategic Submarine Support Department, as an executive officer at the Naval Supply Center, and as the director of the Joint Uniform Military Pay System. He is a retired Navy Captain. Mr. Adelgren holds an MBA from Harvard Business School and a BA from the University of Kansas. Mr. Adelgren was selected to serve as an independent director on our Board, and to be nominated to serve another directorship term, due to his strength and experience in ethics, which also led to his appointment to the chairmanship of our Ethics, Nominating & Corporate Governance Committee.

Michela A. English. Ms. English has served as a director since June 2005. Ms. English has served as President and CEO of Fight for Children, a non-profit charitable organization focused on providing high quality education and health care services to underserved youth in Washington, D.C. since June 2006. Ms. English has also been a director of Gladstone Commercial since August 2003, and a director of Gladstone Capital since June 2002. From March 1996 to March 2004, Ms. English held several positions with Discovery Communications, Inc., including president of Discovery Consumer Products, president of Discovery Enterprises Worldwide and president of Discovery.com. From 1991 to 1996, Ms. English served as senior vice president of the National Geographic Society and was a member of the National Geographic Society’s Board of Trustees and Education Foundation Board. Prior to 1991, Ms. English served as vice president, corporate planning and business development for Marriott Corporation and as a senior engagement manager for McKinsey & Company. Ms. English currently serves as director of the Educational Testing Service (ETS), as a director of D.C. Preparatory Academy, a director of the D.C. Public Education Fund, a director of the National Women’s Health Resource Center, a director of the Society for Science and the Public, a trustee of the Corcoran Gallery of Art and College of Art and Design, and a member of the Virginia Institute of Marine Science Council. Ms. English is an emeritus member of the board of Sweet Briar College. Ms. English holds a Bachelor of Arts in International Affairs from Sweet Briar College and a Master of Public and Private Management degree from Yale University’s School of Management. Ms. English was selected to serve as an independent director on our Board due to her greater than twenty years of senior management experience at various corporations and non-profit organizations as well as her past service on our Board since 2005.

Gerard Mead. Mr. Mead has served as a director since December 2005. Mr. Mead has also served as a director of Gladstone Commercial and of Gladstone Capital since December 2005. Mr. Mead is chairman of Gerard Mead Capital Management, a firm which he founded in 2003 that provides investment management services to pension funds, endowments, insurance companies, and high net worth individuals. From 1966 to 2003 Mr. Mead was employed by the Bethlehem Steel Corporation, where he held a series of engineering, corporate finance and investment positions with increasing management responsibility. From 1987 to 2003 Mr. Mead served as chairman and pension fund manager of the Pension Trust of Bethlehem Steel Corporation and Subsidiary Companies. From 1972 to 1987 he served successively as investment analyst, director of investment research, and trustee of the Pension Trust, during which time he was also a corporate finance analyst and investor relations contact for institutional investors of Bethlehem Steel. Prior to that time Mr. Mead was a steel plant engineer. Mr. Mead holds an MBA from the Harvard Business School and a BSCE from Lehigh University. Mr. Mead was selected to serve as an independent director on our Board due to his more than forty years of experience in various areas of the investment analysis and management fields as well as his past service on our Board since 2005.

John H. Outland. Mr. Outland has served as a director since June 2005. Mr. Outland has also served as a director of Gladstone Commercial and of Gladstone Capital since December 2003. Mr. Outland has worked as a private investor since June 2006. From March 2004 to June 2006, he served as vice president of Genworth Financial, Inc. From 2002 to March 2004, Mr. Outland served as a managing director for 1789 Capital Advisors, where he provided market and transaction structure analysis and advice on a consulting basis for multifamily commercial mortgage purchase programs. From 1999 to 2001, Mr. Outland served as vice president of mortgage-backed securities at Financial Guaranty Insurance Company where he was team leader for bond insurance transactions, responsible for sourcing business, coordinating credit, loan files, due diligence and legal review processes, and negotiating structure and business issues. From 1993 to 1999, Mr. Outland was senior vice president for Citicorp Mortgage Securities, Inc., where he securitized non-conforming mortgage product. From 1989 to 1993, Mr. Outland was vice president of real estate and mortgage finance for Nomura Securities International, Inc., where he performed due diligence on and negotiated the financing of commercial mortgage packages in preparation for securitization. Mr. Outland holds an MBA from Harvard Business School and a bachelor’s degree in Chemical Engineering from Georgia Institute of Technology. Mr. Outland was selected to serve as an independent director on our Board, and to be nominated to serve another directorship term, due to his more than twenty years of experience in the real estate and mortgage industry as well as his past service on our Board since 2005.

Anthony W. Parker. Mr. Parker has served as a director since June 2005. Mr. Parker has also served as a director of Gladstone Commercial since August 2003 and as a director of Gladstone Capital since August 2001. In January 2011, Mr. Parker was elected as treasurer of the Republican National Committee. In 1997 Mr. Parker founded Parker Tide Corp., formerly known as Snell Professional Corp. Parker Tide Corp. is a government contracting company providing mission critical solutions to the Federal government. From 1992 to 1996, Mr. Parker was chairman of, and a 50 percent stockholder of, Capitol Resource Funding, Inc., or CRF, a commercial finance company. Mr. Parker practiced corporate and tax law for over 15 years: from 1980 to 1983, he practiced at Verner, Liipfert, Bernhard & McPherson and from 1983 to 1992, in private practice. From 1973 to 1977, Mr. Parker served as executive assistant to the administrator of the U.S. Small Business Administration. Mr. Parker received his J.D. and Masters in Tax Law from Georgetown Law Center and his undergraduate degree from Harvard College. Mr. Parker was selected to serve as an independent director on our Board due to his expertise and wealth of experience in the field of corporate taxation as well as his past service on our Board since 2005. Mr. Parker’s knowledge of corporate tax was instrumental in his appointment to the chairmanship of our Audit Committee.

John Reilly. Mr. Reilly has served as a director since January 2011. Mr. Reilly has also served as a director of Gladstone Capital and Gladstone Commercial since January 2011. From 1987 until the present, Mr. Reilly has served as president of Reilly Investment Corporation, where he provides advisory services to public and private companies, and financing and joint venture development. From March 1976 until April 1984 he served as principal stockholder, president and chief executive officer of Reilly Mortgage Group, Inc., where he provided origination and construction lending and permanent loan placement of commercial real estate loans for institutional investors. In 1988, Mr. Reilly assumed the role of chairman. In 1992, Stonehurst Ventures, L.P., purchased Reilly Mortgage Group, at which time he then assumed the role of executive director until 1994. From 1971 to 1976, Mr. Reilly served as vice president of Walker & Dunlop, Inc. where he provided services for commercial loan originations, joint ventures, HUD programs and secondary marketing. From 1967 to 1969, Mr. Reilly served as a research engineer for Crane Company, and from 1964 to 1967 he served as a supply officer in the United States Navy. Mr. Reilly also has served as a member of the board of directors of Beekman Helix India since 2009, and has served as co-chairman of the board of directors for Community Preservation and

Development Corporation since 2006. He has served as the chairman of the advisory board of the Snite Museum of Art at the University of Notre Dame since 1996. Mr. Reilly has held a D.C. real estate broker license since 1973. Mr. Reilly is a graduate of Mortgage Bankers School I, II and II and Income School I and II. Mr. Reilly holds an MBA from Harvard Business School and a Bachelor of Arts and a Bachelor of Science in Mathematical Engineering from the University of Notre Dame. Mr. Reilly was selected to serve as an independent director on our Board due to his expertise and wealth of experience in the real estate and mortgage industry.

Interested Directors

David Gladstone. Mr. Gladstone is our founder and has served as our chief executive officer and chairman of our Board of Directors since our inception. Mr. Gladstone is also the founder of our Adviser and has served as its chief executive officer and chairman of its board of directors since its inception. Mr. Gladstone also founded and serves as the chief executive officer and chairman of the boards of directors of our affiliates, Gladstone Capital and Gladstone Commercial. Prior to founding the Gladstone Companies, Mr. Gladstone served as either chairman or vice chairman of the board of directors of American Capital Strategies, Ltd., a publicly traded leveraged buyout fund and mezzanine debt finance company, from June 1997 to August 2001. From 1974 to February 1997, Mr. Gladstone held various positions, including chairman and chief executive officer, with Allied Capital Corporation (a mezzanine debt lender), Allied Capital Corporation II (a subordinated debt lender), Allied Capital Lending Corporation (a small business lending company), Allied Capital Commercial Corporation (a real estate investment company), and Allied Capital Advisers, Inc., a registered investment adviser that managed the Allied companies. The Allied companies were the largest group of publicly-traded mezzanine debt funds in the United States and were managers of two private venture capital limited partnerships (Allied Venture Partnership and Allied Technology Partnership) and a private REIT (Business Mortgage Investors). From 1992 to 1997, Mr. Gladstone served as a director, president and chief executive officer of Business Mortgage Investors, a privately held mortgage REIT managed by Allied Capital Advisors, which invested in loans to small and medium-sized businesses. Mr. Gladstone is also a past director of Capital Automotive REIT, a real estate investment trust that purchases and net leases real estate to automobile dealerships. Mr. Gladstone served as a director of The Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He has served as a trustee of The George Washington University and currently is a trustee emeritus. He is a past member of the Listings and Hearings Committee of the National Association of Securities Dealers, Inc. He is a past member of the advisory committee to the Women’s Growth Capital Fund, a venture capital firm that finances women-owned small businesses. Mr. Gladstone was the founder and managing member of The Capital Investors, LLC, a group of angel investors, and is currently a member emeritus. He is also the past chairman and past owner of Coastal Berry Company, LLC, a large strawberry farming operation in California. He is also the chairman and owner of Gladstone Land Corporation, a privately held company that has substantial farmland holdings in agriculture real estate in California. Mr. Gladstone holds an MBA from the Harvard Business School, an MA from American University and a BA from the University of Virginia. Mr. Gladstone has co-authored two books on financing for small and medium-sized businesses, Venture Capital Handbook and Venture Capital Investing. Mr. Gladstone was selected to serve as a director on our Board, and to be nominated to serve another directorship term, due to the fact that he is our founder and has greater than thirty years of experience in the industry, including his service as our chairman and chief executive since our inception.

Terry Lee Brubaker. Mr. Brubaker has been our chief operating officer, secretary and a director since our inception. Mr. Brubaker served as our vice chairman from our inception through April 2008, when he became co-vice chairman. Mr. Brubaker has also served as a director of our Adviser since its inception. He also served as president of our Adviser from its inception through February 2006, when he assumed the duties of vice chairman, chief operating officer and secretary. He has served as chief operating officer, secretary and as a director of Gladstone Capital since its inception. He also served as president of Gladstone Capital from May 2001 through April 2004, when he assumed the duties of vice chairman. Mr. Brubaker has also served chief operating officer, secretary and as a director of Gladstone Commercial since February 2003, and as president from February 2003 through July 2007, when he assumed the duties of vice chairman. In March 1999, Mr. Brubaker founded and, until May 1, 2003, served as chairman of Heads Up Systems, a company providing process industries with leading edge technology. From 1996 to 1999, Mr. Brubaker served as vice president of the paper group for the American Forest & Paper Association. From 1992 to 1995, Mr. Brubaker served as president of Interstate Resources, a pulp and paper company. From 1991 to 1992, Mr. Brubaker served as president of IRI, a radiation measurement equipment manufacturer. From 1981 to 1991, Mr. Brubaker held several management positions at James River Corporation, a forest and paper company, including vice president of strategic planning from 1981 to 1982, group vice president of the Groveton Group and Premium Printing Papers from 1982 to 1990, and vice president of human resources development in 1991. From 1976 to 1981, Mr. Brubaker was strategic planning manager and marketing manager of white papers at Boise Cascade. Previously, Mr. Brubaker was a senior engagement manager at McKinsey & Company from 1972 to 1976. Prior to 1972, Mr. Brubaker was a U.S. Navy fighter pilot. Mr. Brubaker holds an MBA from the Harvard Business School and a BSE from Princeton University. Mr. Brubaker was selected to serve as a director on our Board due to his more than thirty years of experience in various mid-level and senior management positions at several corporations as well as his past service on our Board since our inception.

George Stelljes III. Mr. Stelljes has served as our chief investment officer and a director since inception. Mr. Stelljes also served as our president from inception through April 2008, when he became co-vice chairman. Mr. Stelljes has served as Gladstone Capital’s chief investment officer since September 2002 and a director from August 2001 to September 2002, and then rejoined the Board of Directors in July 2003. He also served as executive vice president of Gladstone Capital from September 2002 through April 2004, when he assumed the duties of president. Mr. Stelljes has served as our Adviser’s chief investment officer and a director of our Adviser since May 2003. He also served as executive vice president of our Adviser until February 2006, when he assumed the duties of president. Mr. Stelljes has served as chief investment officer of Gladstone Commercial since February 2003 and as a director since July 2007. He became co-vice chairman of Gladstone Commercial in June 2012. He also served as executive vice president of Gladstone Commercial from February 2003 through July 2007, when he assumed the duties of president through June 1, 2012. Prior to joining Gladstone Mr. Stelljes served as a managing member of St. John’s Capital, a vehicle used to make private equity investments. From 1999 to 2001, Mr. Stelljes was a co-founder and managing member of Camden Partners and Cahill Warnock & Company, private equity firms which finance high growth companies in the communications, education, healthcare, and business services sectors. From 1997 to 1999, Mr. Stelljes was a managing director and partner of Columbia Capital, a venture capital firm focused on investments in communications and information technology. From 1989 to 1997, Mr. Stelljes held various positions, including executive vice president and principal, with the Allied companies. Mr. Stelljes serves as a general partner and investment committee member of Patriot Capital and Patriot Capital II, private equity funds, and serves on the board of Intrepid Capital Management, a money management firm. He is also a former board member and regional president of the National Association of Small Business Investment Companies. Mr. Stelljes holds an MBA from the University of Virginia and a BA in Economics from Vanderbilt University. Mr. Stelljes was selected to serve as a director on our Board due to his more than twenty years of experience in the investment analysis, management, and advisory industries as well as his past service on our Board since 2005.

David A. R. Dullum. Mr. Dullum has served as our president since April 2008 and a director since June 2005. Mr. Dullum has been a senior managing director of our Adviser since February 2008, a director of Gladstone Commercial since August 2003, and a director of Gladstone Capital since August 2001. From 1995 to the present, Mr. Dullum has been a partner of New England Partners, a venture capital firm focused on investments in small and medium-sized business in the Mid-Atlantic and New England regions.

From 1976 to 1990, Mr. Dullum was a managing general partner of Frontenac Company, a Chicago-based venture capital firm. Mr. Dullum holds an MBA from Stanford Graduate School of Business and a BME from the Georgia Institute of Technology. Mr. Dullum was selected to serve as an independent director on our Board due to his more than thirty years of experience in various areas of the investment industry as well as his past service on our Board since 2005.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows (the address for each executive officer is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102):

Name	Age	Position

David Watson	36	Chief Financial Officer and Treasurer

David Watson. Mr. Watson has served as our chief financial officer since January 2010 and has served as the chief financial officer of Gladstone Capital since January 2011. Mr. Watson has served as our treasurer and treasurer of Gladstone Capital since January 2012. Prior to joining our company, from July 2007 until January 2010, Mr. Watson was Director of Portfolio Accounting of MCG Capital Corporation. Mr. Watson was employed by Capital Advisory Services, LLC, which subsequently joined Navigant Consulting, Inc., where he held various positions providing finance and accounting consulting services from 2001 to 2007. Prior to that, Mr. Watson was an auditor at Deloitte and Touche. He received a BS from Washington and Lee University, an MBA from the University of Maryland’s Smith School of Business, and is a CPA with the Commonwealth of Virginia.

Employment Agreements

We are not a party to any employment agreements. Messrs. Gladstone, Brubaker and Stelljes have entered into employment agreements with our Adviser, whereby they are direct employees of our Adviser. The employment agreement of Mr. Stelljes provides for his nomination to serve as our chief investment officer.

Director Independence

As required under NASDAQ listing standards, our Board of Directors annually determines each director’s independence. The NASDAQ listing standards provide that a director of a business development company is considered to be independent if he or she is not an “interested person” of ours, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with us.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the Board has affirmatively determined that the following six directors are independent directors within the meaning of the applicable NASDAQ listing standards: Messrs. Adelgren, Mead, Outland, Parker and Reilly and Ms. English. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with us. Mr. Gladstone, the chairman of our Board of Directors and chief executive officer, Mr. Brubaker, our co-vice chairman, chief operating officer and secretary, Mr. Stelljes, our co-vice chairman and chief investment officer, and Mr. Dullum, our president, are not independent directors by virtue of their positions as our officers and their employment by our Adviser.

Corporate Leadership Structure

Since our inception, Mr. Gladstone has served as chairman of our Board and our chief executive officer. Our Board believes that our chief executive officer is best situated to serve as chairman because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. In addition, Mr. Adelgren, one of our independent directors, serves as the lead director for all meetings of our independent directors held in executive session. The lead director has the responsibility of presiding at all executive sessions of our Board, consulting with the chairman and chief executive officer on Board and committee meeting agendas, acting as a liaison between management and the independent directors and facilitating teamwork and communication between the independent directors and management.

Our Board believes the combined role of chairman and chief executive officer, together with an independent lead director, is in the best interest of stockholders because it provides the appropriate balance between strategic development and independent oversight of risk management.

Committees of Our Board of Directors

Executive Committee. Membership of our executive committee is comprised of Messrs. Gladstone, Brubaker and Parker. The executive committee has the authority to exercise all powers of our Board of Directors except for actions that must be taken by the full Board of Directors under the Delaware General Corporation Law, including electing our chairman and president. Mr. Gladstone serves as chairman of the executive committee. The executive committee met one time during the last fiscal year.

Audit Committee. The members of the audit committee are Messrs. Parker, Mead and Reilly and Ms. English, and Messrs. Adelgren and Outland serve as alternate members of the committee. Alternate members of the audit committee serve only in the event of an absence of a regular committee member. Mr. Parker serves as chairman of the audit committee. Each member and alternate member of the audit committee is an “independent director” as defined by NASDAQ rules and our own standards, and none of the members or alternate members of the audit committee are “interested persons” as defined in Section 2(a)(19) of the 1940 Act. The Board has unanimously determined that all members and alternate members of the audit committee are financially literate under current NASDAQ rules and that at least one member qualifies as an “audit committee financial expert” within the meaning of the SEC rules and regulations. The audit committee operates pursuant to a written charter and is primarily responsible for oversight of our financial statements and controls, assessing and ensuring the independence, qualifications and performance of the independent registered public accounting firm, approving the independent registered public accounting firm services and fees and reviewing and approving our annual audited financial statements before issuance, subject to board approval. The audit committee met eight times during the last fiscal year.

Compensation Committee. The members of the compensation committee are Messrs. Outland, Adelgren and Mead, and Messrs. Parker and Reilly and Ms. English serve as alternate members of the committee. Each member and alternate member of the compensation committee is independent for purposes of the 1940 Act and NASDAQ listing standards. Mr. Outland serves as chairman of the compensation committee. The compensation committee operates pursuant to a written charter and conducts periodic reviews of our Advisory Agreement and our Administration Agreement to evaluate whether the fees paid to our Adviser under the Advisory Agreement, and the fees paid to our Administrator under the Administration Agreement, respectively, are in the best interests of us and our stockholders. The committee considers in such periodic reviews, among other things, whether the salaries and bonuses paid to our executive officers by our Adviser and our Administrator are consistent with our compensation philosophies and the performance of our Adviser, are reasonable in relation to the nature and quality of services performed, and whether the provisions of the Advisory and Administration Agreements are being satisfactorily performed. The compensation committee met four times during the last fiscal year.

Ethics, Nominating, and Corporate Governance Committee. The members of the ethics, nominating, and corporate governance committee are Messrs. Adelgren and Outland and Messrs. Parker, Mead and Reilly and Ms. English serve as alternate members of the committee. Each member and alternate member of the ethics, nominating and corporate governance committee is independent for purposes of the 1940 Act and NASDAQ listing standards. Mr. Adelgren serves as chairman of the ethics, nominating, and corporate governance committee. The ethics, nominating, and corporate governance committee operates pursuant to a written charter and is responsible for selecting, researching, and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles, and overseeing the evaluation of the board and our management. The committee is also responsible for our Code of Business Conduct and Ethics. The committee met four times during the last fiscal year.

Nominations for election to our Board of Directors may be made by our Board of Directors, or by any stockholder entitled to vote for the election of directors. Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to our Board of Directors, the ethics, nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age, having business experience, and possessing high moral character. Though we have no formal policy addressing diversity, the ethics, nominating and corporate governance committee and Board believe that diversity is an important attribute of directors and that our Board should be the culmination of an array of backgrounds and experiences and be capable of articulating a variety of viewpoints. Accordingly, the ethics, nominating and corporate governance committee considers in its review of director nominees factors such as values, disciplines, ethics, age, gender, race, culture, expertise, background and skills, all in the context of an assessment of the perceived needs of us and our Board at that point in time in order to maintain a balance of knowledge, experience and capability. In nominating candidates to fill vacancies created by the expiration of the term of a member, the committee’s process for identifying and evaluating nominees includes reviewing such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with us during their term. In addition, the committee may consider recommendations for nomination from any reasonable source, including officers, directors and stockholders of our company according to the foregoing standards.

Nominations made by stockholders must be made by written notice (setting forth the information required by our bylaws) received by the secretary of our company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to our stockholders.

Meetings. During the fiscal year ended March 31, 2012, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he or she served.

Oversight of Risk Management

Since September 2007, Jack Dellafiora has served as our chief compliance officer and, in that position, Mr. Dellafiora directly oversees our enterprise risk management function and reports to our chief executive officer, the audit committee and our Board in this capacity. In fulfilling his risk management responsibilities, Mr. Dellafiora works closely with our internal counsel and members of our executive management including, among others, our chief executive officer, chief financial officer, chief investment officer and chief operating officer.

Our Board, in its entirety, plays an active role in overseeing management of our risks. Our Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Each committee of our Board plays a distinct role with respect to overseeing management of our risks:

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Audit Committee: Our audit committee oversees the management of enterprise risks. To this end, our audit committee meets at least annually (i) to discuss our risk management guidelines, policies and exposures and (ii) with our independent registered public accounting firm to review our internal control environment and other risk exposures.

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Compensation Committee: Our compensation committee oversees the management of risks relating to the fees paid to our Adviser and Administrator under the Advisory Agreement and the Administration Agreement, respectively. In fulfillment of this duty, the compensation committee meets at least annually to review these agreements. In addition, the compensation committee reviews the performance of our Adviser to determine whether the compensation paid to our executive officers was reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory Agreement were being satisfactorily performed.

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Ethics, Nominating and Corporate Governance Committee: Our ethics, nominating and corporate governance committee manages risks associated with the independence of our Board and potential conflicts of interest.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the committees each report to our Board on a regular basis to apprise our Board regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

Summary of Compensation

Executive Compensation

None of our executive officers receive direct compensation from us. We do not currently have any employees and do not expect to have any employees in the foreseeable future. The services necessary for the operation of our business are provided to us by our officers and the other employees of our Adviser and Administrator, pursuant to the terms of the Advisory and Administration Agreements, respectively. Mr. Gladstone, our chairman and chief executive officer, Mr. Brubaker, our co-vice chairman, chief operating officer and secretary, Mr. Stelljes, our co-vice chairman and chief investment officer, and Mr. Dullum, our president and a director, are all employees of and compensated directly by our Adviser. Our chief financial officer and treasurer are employees of our Administrator. Under the Administration Agreement, we reimbursed our Administrator for our allocable portion of the salaries of Mr. Gerson, our former treasurer, and Mr. Watson, our current chief financial officer and treasurer. During our last fiscal year, $42,714.00 of Mr. Watson’s salary, $12,980.90 of his bonus, and $5,712.55 of the cost of his benefits were paid by our Administrator. For the year ended March 31, 2011, our allocable portion of Mr. Watson’s compensation paid by our Administrator was: $36,458.01 of Mr. Watson’s salary, $4,742.40 of his bonus, and $5,555.58 of the cost of his benefits. Mr. Watson was appointed as our chief financial officer on January 25, 2010. From that date through March 31, 2010, $4,715 of Mr. Watson’s salary and $866 of the cost of his benefits was our allocable portion of such amounts paid directly by our Administrator.

Compensation of Directors

The following table shows, for the fiscal year ended March 31, 2012, compensation awarded to or paid to our directors who are not executive officers, which we refer to as our non-employee directors, for all services rendered to us during this period. No compensation is paid to directors who are our executive officers for their service on the Board of Directors. We do not issue stock options and therefore have no information to report relating to stock option grants and exercises for our three highest paid executive officers.

Name	Aggregate Compensation from Fund ($)	Total Compensation from Fund and Fund Complex Paid to Directors ($)(1)
Paul W. Adelgren	$33,000	$99,000
Michela A. English	32,000	97,000
Gerard Mead	36,000	89,000
John H. Outland	33,000	99,000
Anthony W. Parker	35,000	106,000
John Reilly	32,000	98,000

(1)	Includes compensation the director received from Gladstone Capital, as part of our Fund Complex. Also includes compensation the director received from Gladstone Commercial, our affiliate and a real estate investment trust, although not part of our Fund Complex.

As compensation for serving on our Board, each of our independent directors receives an annual fee of $20,000, an additional $1,000 for each Board meeting attended, and an additional $1,000 for each committee meeting attended if such committee meeting takes place on a day other than when the full Board meets. In addition, the chairperson of the Audit Committee receives an annual fee of $3,000, and the chairpersons of each of the Compensation and Ethics, Nominating and Corporate Governance committees receive annual fees of $1,000 for their additional services in these capacities. During the fiscal year ended March 31, 2012, the total cash compensation paid to non-employee directors was $201,000. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

We do not pay any compensation to directors who also serve as our officers, or as officers or directors of our Adviser or our Administrator, in consideration for their service to us. Our Board may change the compensation of our independent directors in its discretion. None of our independent directors received any compensation from us during the fiscal year ended March 31, 2012 other than for Board or committee service and meeting fees.

Certain Transactions

Investment Advisory and Management Agreement

Management Services

Our Adviser is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Subject to the overall supervision of our Board, our Adviser provides investment advisory and management services to us. Under the terms of our Advisory Agreement, our Adviser has investment discretion with respect to our capital and, in that regard:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such changes;

•	identifies, evaluates, and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	makes available on our behalf, and provides if requested, managerial assistance to our portfolio companies.

Our Adviser’s services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, provided that its services to us are not impaired.

Portfolio Management

Our Adviser takes a team approach to portfolio management; however, the following persons are primarily responsible for the day-to-day management of our portfolio and comprise our Adviser’s investment committee: David Gladstone, Terry Lee Brubaker and George Stelljes III, whom we refer to collectively as the Portfolio Managers. Our investment decisions are made on our behalf by the investment committee of our Adviser by unanimous decision.

Mr. Gladstone has served as the chairman and the chief executive officer of the Adviser, since he founded the Adviser in 2002, along with Mr. Brubaker and Mr. Stelljes. Mr. Brubaker has served as the vice chairman, chief operating officer and secretary of the Adviser since 2002. Mr. Stelljes has served as the president and chief investment officer of the Adviser since 2002. For more complete biographical information on Messrs. Gladstone, Brubaker and Stelljes, please see “Management—Interested Directors.”

The Portfolio Managers are all officers or directors, or both, of our Adviser and our Administrator. David Gladstone is the controlling stockholder of our Adviser, which is the sole member of our Administrator.

Although we believe that the terms of the Advisory Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, our Adviser and its officers and its directors have a material interest in the terms of this agreement. Based on an analysis of publicly available information, the Board believes that the terms and the fees payable under the Advisory Agreement are similar to those of the agreements between other business development companies that do not maintain equity incentive plans and their external investment advisers.

Our Adviser provides investment advisory services to other investment funds in the Gladstone Companies. As such, the Portfolio Managers also are primarily responsible for the day-to-day management of the portfolios of other pooled investment vehicles in the Gladstone Companies that are managed by the Adviser. As of the date hereof, Messrs. Gladstone, Brubaker, and Stelljes are primarily responsible for the day-to-day management of the portfolios of Gladstone Capital, another publicly-traded business development company, Gladstone Commercial, a publicly-traded real estate investment trust, and Gladstone Land Corporation, a private company controlled by Mr. Gladstone that owns farmland in California. As of March 31, 2012, the Adviser had an aggregate of approximately $1,136.5 million in total assets under management.

Possible Conflicts of Interest

Our Portfolio Managers provide investment advisory services and serve as officers, directors or principals of certain of the other Gladstone Companies, which operate in the same or a related line of business as we do. Accordingly, they have corresponding obligations to investors in those entities. For example, Mr. Gladstone, our chairman and chief executive officer, is chairman of the board and chief executive officer of the Adviser, Gladstone Capital, Gladstone Commercial, and Gladstone Land with management responsibilities for the other members of the Gladstone Companies, other than Gladstone Securities, where he sits on the board of managers as an outside non-employee manager. In addition, Mr. Brubaker, our co-vice chairman, chief operating officer and secretary, is vice chairman, chief operating officer and secretary of the Adviser, Gladstone Capital and co-vice chairman, chief operating officer and secretary of Gladstone Commercial. Mr. Stelljes, our co-vice chairman and chief investment officer, is president and chief investment officer of the Adviser, Gladstone Capital, Gladstone Lending and Gladstone Land, and co-vice chairman and chief investment officer of Gladstone Commercial. Moreover, we may establish other investment vehicles which from time to time may have potentially overlapping investment objectives with those of Gladstone Capital and accordingly may invest in, whether principally or secondarily, asset classes similar to those targeted by us. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, our Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the member of the Gladstone Companies with the investment strategy that most closely fits the investment opportunity. Nevertheless, the Portfolio Managers may face conflicts in the allocation of investment opportunities to other entities managed by our Adviser. As a result, it is possible that certain investment opportunities may not be available to other members of the Gladstone Companies or investment funds managed by our Adviser. When the officers of the Adviser identify an investment, they will be forced to choose which investment fund should make the investment in accordance with their investment allocation procedures.

Our affiliate, Gladstone Commercial, may lease property to portfolio companies that we do not control under certain circumstances. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria that meets the lease underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours. Additionally, we may make simultaneous investments in senior syndicated loans with our affiliate, Gladstone Capital. In this regard, our Adviser has adopted allocation procedures designed to ensure fair and equitable allocations of such investments.

Portfolio Manager Compensation

The Portfolio Managers receive compensation from our Adviser in the form of a base salary plus a bonus. Each of the Portfolio Managers’ base salaries is determined by a review of salary surveys for persons with comparable experience who are serving in comparable capacities in the industry. Each Portfolio Manager’s base salary is set and reviewed yearly. Like all employees of the Adviser, a Portfolio Manager’s bonus is tied to the performance of the Adviser and the entities that it advises. A Portfolio Manager’s bonus increases or decreases when the Adviser’s income increases or decreases. The Adviser’s income, in turn, is directly tied to the management and performance fees earned in managing its investment funds, including Gladstone Investment. Pursuant to the investment advisory and management agreement between the Adviser and the Company, the Adviser receives an incentive fee based on net investment income in excess of the hurdle rates and capital gains as set out in the Advisory Agreement.

All compensation of the Portfolio Managers from the Adviser takes the form of cash. Each of the Portfolio Managers may elect to defer some or all of his bonus through the Adviser’s deferred compensation plan. The Portfolio Managers are also portfolio managers for other members of the Gladstone Companies, two of which (Gladstone Capital and Gladstone Commercial) previously had stock option plans through which the Portfolio Managers previously received options to purchase stock of those entities. However, Gladstone Capital terminated its stock option plan effective September 30, 2006 and Gladstone Commercial terminated its stock option plan effective December 31, 2006. These plan terminations were effected in connection with the implementation of new advisory agreements between each of Gladstone Capital and Gladstone Commercial with our Adviser, which have been approved by their respective stockholders. All outstanding, unexercised options under the Gladstone Capital plan were terminated effective September 30, 2006, and all outstanding, unexercised options under the Gladstone Commercial plan were terminated effective December 31, 2006.

Investment Advisory and Management Agreement and Administration Agreement

We are externally managed pursuant to contractual arrangements with our Adviser, under which our Adviser has directly employed our personnel and paid our payroll, benefits, and general expenses directly. The management services and fees in effect under the Advisory Agreement are described below. In addition, we pay our direct expenses including, but not limited to, directors’ fees, legal and accounting fees and stockholder related expenses under the Advisory Agreement.

The principal executive office of each of the Adviser and the Administrator is located at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102.

Fees under the Investment Advisory and Management Agreement

In accordance with the Advisory Agreement, we pay our Adviser fees, as compensation for its services, consisting of a base management fee and an incentive fee.

The base management fee is computed and payable quarterly and is assessed at an annual rate of 2%. Through December 31, 2006, it was computed on the basis of the average value of our gross invested assets at the end of the two most recently completed quarters, which were total assets less the cash proceeds and cash and cash equivalents from the proceeds of our initial public offering that were not invested in debt and equity securities of portfolio companies. Beginning on January 1, 2007, the base management fee is computed on the basis of the average value of our gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings.

Since January 9, 2007, our Board of Directors has accepted from our Adviser unconditional and irrevocable voluntary waivers on a quarterly basis to reduce the annual 2% base management fee on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings under our credit facility were used to purchase such syndicated loan participations. These waivers were applied through June 30, 2011 and any waived fees may not be recouped by our Adviser in the future. When our Adviser receives fees from our portfolio companies, 50% of certain of these fees are credited against the base management fee that we would otherwise be required to pay to our Adviser.

In addition, our Adviser services the loans held by Business Investment, in return for which our Adviser receives a 2% annual fee based on the monthly aggregate balance of loans held by Business Investment. Since we own these loans, all loan servicing fees paid to our Adviser are treated as reductions against the 2% base management fee. Overall, the base management fee due to our Adviser cannot exceed 2% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

The incentive fee consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. The income-based incentive fee rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds the hurdle rate. We pay our Adviser an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

•

100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years.

During the fiscal years ended March 31, 2012, 2011 and 2010, we incurred total fees of approximately $3.2 million, $6.2 million and $4.2 million, respectively, to our Adviser under the Advisory Agreement.

Duration and Termination

Unless terminated earlier as described below, the Advisory Agreement will remain in effect from year to year if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. On July 10, 2012, we renewed the Advisory Agreement through August 31, 2013. The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors—We are dependent upon our key management personnel and the key management personnel of our Adviser, particularly David Gladstone, George Stelljes III, Terry Lee Brubaker and David Dullum, and on the continued operations of our Adviser, for our future success.”

Administration Agreement

Pursuant to the Administration Agreement, our Administrator furnishes us with clerical, bookkeeping and record keeping services and our Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our Administrator assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns, the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are generally equal to an amount based upon our allocable portion of our Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief compliance officer, controller, treasurer, internal counsel and their respective staffs. On July 10, 2012, we renewed the Administration Agreement through August 31, 2013.

During the fiscal years ended March 31, 2012, 2011 and 2010, we incurred total fees of approximately $0.7 million, $0.8 million and $0.7 million, respectively, to our Administrator under the Administration Agreement.

Based on an analysis of publicly available information, the Board believes that the terms and the fees payable under the Administration Agreement are similar to those of the agreements between other business development companies that do not maintain equity incentive plans and their external investment advisers.

David Gladstone, Terry Lee Brubaker and George Stelljes III are all officers or directors, or both, of our Adviser and our Administrator. David Gladstone is the controlling stockholder of our Adviser. Although we believe that the terms of the Administration Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, our Adviser and its officers and its directors have a material interest in the terms of this agreement.

Loan Servicing Agreement

Our Adviser services our loan portfolio pursuant to a loan servicing agreement with our wholly-owned subsidiary, Business Investment, in return for a 2% annual fee, based on the monthly aggregate outstanding loan balance of the loans pledged under our credit facility. Effective in April 2006, our Adviser’s board of directors voted to reduce the portion of the 2% annual fee to 0.5% for senior syndicated loans. Loan servicing fees paid to our Adviser under this agreement directly reduce the amount of fees payable under the Advisory Agreement. Loan servicing fees of $3.0 million, $2.7 million and $3.7 million were incurred for the fiscal years ended March 31, 2012, 2011 and 2010, respectively, all of which were directly credited against the amount of the base management fee due to our Adviser under the Advisory Agreement.

Indemnification

The Advisory Agreement and the Administration Agreement each provide that, absent willful misfeasance, bad faith, or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our Adviser and our Administrator, as applicable, and their respective officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s services under the Advisory Agreement or otherwise as an investment adviser of us and from the rendering of our Administrator’s services under the Administration Agreement or otherwise as an administrator for us, as applicable.

In our certificate of incorporation and bylaws, we have also agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Delaware law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence in the performance of such officer’s or director’s duties, or reckless disregard of his or her obligations and duties.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of July 13, 2012 (unless otherwise indicated), the beneficial ownership of each current director, each of the executive officers, the executive officers and directors as a group and each stockholder known to our management to own beneficially more than 5% of the outstanding shares of common stock. None of our executive officers or directors own shares of our Series A Term Preferred Stock and, to our knowledge, no person beneficially owns more than 5% of our Series A Term Preferred Stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia, 22102.

Beneficial Ownership of Common Stock(1)(2)

Name and Address	Number of Shares	Percent of Total
Executive Officers and Directors:
David Gladstone	269,293	1.2%
Terry Lee Brubaker(3)	36,132	*
George Stelljes III	27,026	*
David Watson	6,480	*
Anthony W. Parker	7,804	*
David A.R. Dullum(4)	36,065	*
Michela A. English	1,333	*
Paul Adelgren	3,829	*
John H. Outland	2,142	*
Gerard Mead	13,282	*
John Reilly	4,000	*
All executive officers and directors as a group (11 persons)	407,388	1.8%
Other Stockholders:
Burgundy Asset Management Ltd.(5)	2,476,147	11.2%
181 Bay Street, Suite 4510 Bay Wellington Tower Toronto, Ontario M5J 2T3

*	Less than 1%

(1)	This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 22,080,133 shares outstanding on July 13, 2012.

(2)	Ownership calculated in accordance with Rule 16(a)(2) of the Exchange Act.

(3)	Includes 4,281 shares held by Mr. Brubaker’s spouse.

(4)	Includes 1,349 shares held by Mr. Dullum’s spouse.

(5)	This information has been obtained from a Schedule 13G filed by Burgundy Asset Management Ltd., or Burgundy, on February 15, 2012, according to which Burgundy has sole voting and investment power with respect to all 2,476,147 shares reported as beneficially owned.

The following table sets forth, as of July 13, 2012, the dollar range of equity securities that are beneficially owned by each of our directors in the Company and in Gladstone Capital, our affiliate and a business development company, which is also externally managed by our Adviser.

Name	Dollar Range of Equity Securities of the Company Owned by Directors(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(1)(2)
Interested Directors:
David Gladstone	Over $100,000	Over $100,000
Terry Lee Brubaker	Over $100,000	Over $100,000
George Stelljes III	Over $100,000	Over $100,000
David A.R. Dullum	$10,001-$50,000	Over $100,000

Independent Directors:
Anthony Parker	$50,001-$100,000	Over $100,000
Michela A. English	$10,001-$50,000	$10,001-$50,000
Paul W. Adelgren	$10,001-$50,000	$50,001-$100,000
John H. Outland	$10,001-$50,000	$10,001-$50,000
John Reilly	$10,001-$50,000	$50,001-$100,000
Gerard Mead	$10,001-$50,000	Over $100,000

(1)	Ownership is calculated in accordance with Rule 16(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on The NASDAQ Global Select Market as of July 13, 2012, times the number of shares of the respective class so beneficially owned and aggregated accordingly.

Gladstone Commercial Corporation, our affiliate and a real estate investment trust, is also managed by our Adviser. The following table sets forth certain information regarding the ownership of the common and preferred stock of Gladstone Commercial as of July 13, 2012, by each independent director. None of our independent directors owns any class of stock of Gladstone Commercial Corporation, other than those classes listed below and none of our independent directors owns more than 1% of any respective class.

Name	Number of Common Shares	Number of 7.125% Series C Cumulative Term Preferred Stock		Number of 7.5% Series B Cumulative Redeemable Preferred Stock	Number of 7.75% Series A Cumulative Redeemable Preferred Stock	Value of Securities($)(1)
Independent Directors:
John Reilly	2,000	12,300	(2)	0	0	$353,236
Michela A. English	2,373	0		0	0	$40,845
Paul W. Adelgren	3,788	0		0	0	$65,195
John H. Outland	1,428	0		0	0	$24,575
Anthony Parker	18,442	0		0	0	$317,400
Gerard Mead	3,458	0		1,000	1,100	$112,846

(1)	Ownership calculated in accordance with Rule 16(a)(2) of the Exchange Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on The NASDAQ Global Select Market as of July 13, 2012, times the number of shares of the respective class so beneficially owned and aggregated accordingly.

(2)	Includes 2,700 shares held by Mr. Reilly’s daughter.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our common stockholders upon their election as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our common stockholders who have “opted in” to our dividend reinvestment plan will not receive cash dividends but, instead, such cash dividends will automatically be reinvested in additional shares of our common stock.

Pursuant to our dividend reinvestment plan, if your shares of our common stock are registered in your own name you can have all distributions reinvested in additional shares of our common stock by Computershare Shareholder Services LLC, the plan agent, if you enroll in the dividend reinvestment plan by delivering an authorization form to the plan agent prior to the corresponding dividend declaration date. The plan agent will effect purchases of our common stock under the dividend reinvestment plan in the open market. If you do not elect to participate in the dividend reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our dividend disbursing agent. If your shares are held in the name of a broker or nominee or if you are transferring such an account to a new broker or nominee, you should contact the broker or nominee to determine whether and how they may participate in the dividend reinvestment plan.

The plan agent serves as agent for the holders of our common stock in administering the dividend reinvestment plan. After we declare a dividend, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on NASDAQ or elsewhere for the participants’ accounts. The price of the shares will be the average market price at which such shares were purchased by the plan agent.

Participants in the dividend reinvestment plan may withdraw from the dividend reinvestment plan upon written notice to the plan agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective the day after the related dividend distribution date. When a participant withdraws from the dividend reinvestment plan or upon termination of the dividend reinvestment plan as provided below, certificates for whole shares of common stock credited to his or her account under the dividend reinvestment plan will be issued and a cash payment will be made for any fractional share of common stock credited to such account.

The plan agent will maintain each participant’s account in the dividend reinvestment plan and will furnish monthly written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each dividend reinvestment plan participant will be held by the plan agent in non-certificated form in the name of such participant. Proxy materials relating to our stockholders’ meetings will include those shares purchased as well as shares held pursuant to the dividend reinvestment plan.

In the case of participants who beneficially own shares of our common stock that are held in the name of banks, brokers or other nominees, the plan agent will administer the dividend reinvestment plan on the basis of the number of shares of common stock certified from time to time by the record holders as the amount held for the account of such beneficial owners. Shares of our common stock may be purchased by the plan agent through any of the underwriters, acting as broker or dealer.

We pay the plan agent’s fees for the handling or reinvestment of dividends and other distributions. Each participant in the dividend reinvestment plan pays a pro rata share of brokerage commissions incurred with respect to the plan agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.

Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the dividend reinvestment plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see “Material U.S. Federal Income Tax Considerations.”

Experience under the dividend reinvestment plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the dividend reinvestment plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the dividend reinvestment plan at least 90 days before the record date for the distribution. The dividend reinvestment plan also may be amended or terminated by the plan agent with our prior written consent, on at least 90 days’ written notice to participants in the dividend reinvestment plan. All correspondence concerning the reinvestment plan should be directed to the plan agent, Computershare Shareholder Services LLC, by mail at 480 Washington Boulevard, Jersey City, NJ 07310 or by phone at 866-296-3711.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

RIC Status

To maintain the qualification for treatment as a RIC under Subchapter M of the Code, we must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income, which is generally our ordinary income plus short-term capital gains. We refer to this as the annual distribution requirement. We must also meet several additional requirements, including:

•	BDC Status. At all times during the taxable year, we must maintain our status as a BDC.

•

Income source requirements. At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, gains from sales or other dispositions of securities or other income derived with respect to our business of investing in securities, and net income derived from an interest in a qualified, publicly-traded partnership.

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Asset diversification requirements. As of the close of each quarter of our taxable year: (1) at least 50% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities to the extent that (a) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (b) such other securities of any one issuer do not represent more than 5% of our total assets, and (2) no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified, publicly-traded partnerships.

In the first quarter of the fiscal year ended March 31, 2010, we sold 29 senior syndicated loans (collectively the, “Syndicated Loan Sales”) that were held in our portfolio of investments at March 31, 2009, to various investors in the syndicated loan market to repay amounts outstanding under our prior line of credit with Deutsche Bank AG (the “Prior Credit Facility”), which matured in April 2009 and was not extended by Deutsche Bank AG. Such sales changed our asset composition in a manner that has affected our ability to meet the 50% threshold requirement of the asset diversification test applicable to RICs under the Code, which we refer to as the 50% threshold.

Failure to meet the 50% threshold alone will not result in our loss of RIC status. In circumstances where the failure to meet the quarterly 50% threshold is the result of fluctuations in the value of assets, including as a result of the sale of assets, we will still be deemed to have satisfied the asset diversification test and, therefore, maintain our RIC status, as long as we have not made any new investments, including additional investments in our portfolio companies (such as advances under outstanding lines of credit), since the time that we fell below the 50% threshold. At March 31, 2012, similar to other quarterly measurement dates subsequent to the Syndicated

Loan Sales, we satisfied the 50% threshold through the purchase of short-term qualified securities, which was funded primarily through a short-term loan agreement. Subsequent to the March 31, 2012, measurement date, the short-term qualified securities matured, and we repaid the short-term loan, at which time we again fell below the 50% threshold. As of the date of this filing, we remain below the 50% threshold. Thus, while we currently qualify as a RIC despite our current inability to meet the 50% threshold and potential inability to do so in the future, our RIC status will be threatened if we make a new or additional investment before regaining consistent compliance with the 50% threshold. If we make such a new or additional investment and fail to regain compliance with the 50% threshold prior to the next quarterly measurement date following such investment, we will be in non-compliance with the RIC rules and will have thirty days to “cure” our failure of the asset diversification test to avoid our loss of RIC status. Potential cures for failure of the asset diversification test include raising additional equity or debt capital, and changing the composition of our assets, which could include full or partial divestitures of investments, such that we would once again meet or exceed the 50% threshold. In addition, a RIC may be able to cure a failure to meet the asset diversification requirements (i) in certain circumstances by disclosing the assets that cause the RIC to fail to satisfy the diversification test and disposing of those assets within the time provided by law, or (ii) in other circumstances by paying an additional corporate-level tax and by disposing of assets within the time provided by law.

Until the composition of our assets is above the required 50% threshold, we will continue to seek to deploy similar purchases of qualified securities using short-term loans that would allow us to satisfy the 50% threshold, thereby allowing us to make additional investments. There can be no assurance, however, that we will be able to enter into such a transaction on reasonable terms, if at all. We also continue to explore a number of other strategies, including changing the composition of our assets, which could include full or partial divestitures of investments, and raising additional equity or debt capital, such that we would once again regularly meet or exceed the 50% threshold. Our ability to implement any of these strategies will be subject to market conditions and a number of risks and uncertainties that are, in part, beyond our control.

Failure to Qualify as a RIC. If we are unable to qualify for treatment as a RIC and unable to cure a failure to qualify, we will be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make such distributions. Distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and then as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements for more than two consecutive years and then seek to requalify as a RIC, we would be required to recognize a gain to the extent of any unrealized appreciation on our assets unless we make a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period. Absent such special election, any gain we recognized would be deemed distributed to our stockholders as a taxable distribution.

Qualification as a RIC. If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. For the calendar years ended December 31, 2011 and 2010, we incurred $30 and $24, respectively, in excise taxes.

The excise tax would apply only to the amount by which the required distributions exceed the amount of income we distribute, actually or on a deemed basis, to stockholders. We will be subject to regular corporate income tax, currently at rates up to 35%, on any undistributed income, including both ordinary income and capital gains. We intend to retain some or all of our capital gains, but to treat the retained amount as a deemed distribution. In that case, among other consequences, we will pay tax on the retained amount, each stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the stockholder and the stockholder will be entitled to claim a credit or refund equal to its allocable share of the tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the stockholder’s cost basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess may be claimed as a credit or refund against the stockholder’s other tax obligations. A stockholder that is not subject to U.S. federal income tax or tax on long-term capital gains would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to the stockholders after the close of the relevant tax year. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that distributions, other than capital gain dividends, paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction.

If we acquire debt obligations that were originally issued at a discount, which would generally include loans we make that are accompanied by warrants, that bear interest at rates that are not either fixed rates or certain qualified variable rates or that are not unconditionally payable at least annually over the life of the obligation, we will be required to include in taxable income each year a portion of the original issue discount (“OID”) that accrues over the life of the obligation. Such OID will be included in our investment company taxable income even though we receive no cash corresponding to such discount amount. As a result, we may be required to make additional distributions corresponding to such OID amounts in order to satisfy the annual distribution requirement and to continue to qualify as a RIC or to avoid the 4% excise tax. In this event, we may be required to sell temporary investments or other assets to meet the RIC distribution requirements. Through March 31, 2012, we incurred no OID income.

Taxation of Our U.S. Stockholders

Distributions. For any period during which we qualify as a RIC for federal income tax purposes, distributions to our stockholders attributable to our investment company taxable income generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. We first allocate our earnings and profits to our preferred stockholders and then to our common stockholders based on priority in our capital structure. Any distributions in excess of our earnings and profits will first be treated as a return of capital to the extent of the stockholder’s adjusted basis in his or her shares of our stock and thereafter as gain from the sale of shares of our stock. Distributions of our long-term capital gains, reported by us as such, will be taxable to stockholders as long-term capital gains regardless of the stockholder’s holding period for its shares of our stock and whether the distributions are paid in cash or invested in additional shares of our stock. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not for capital gains dividends to the extent such amount reported by us does not exceed the dividends received by us from domestic corporations. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect to relate a dividend back to the prior taxable year if we (1) declare such dividend prior to the later of the due date for filing our return for that taxable year or the 15th day of the ninth month following the close of the taxable year, (2) make the election in that return, and (3) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular dividend payment of the same type following the declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the distribution is made, subject to the October, November, December rule described above.

If a common stockholder participates in our dividend reinvestment plan, any distributions reinvested under the plan will be taxable to the common stockholder to the same extent, and with the same character, as if the common stockholder had received the distribution in cash. The common stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the common stockholder’s account. We do not have a dividend reinvestment plan for our preferred stock shareholders.

Sale of Our Shares. A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. Under the tax laws in effect as of the date of this filing, individual U.S. stockholders are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e. the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the same rates applied to their ordinary income (currently up to a maximum of 35%). Capital losses are subject to limitations on use for both corporate and non-corporate stockholders.

Backup Withholding. We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service (“IRS”) notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is generally his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under Section 54 of the 1940 Act. As such, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding “voting securities,” as defined in the 1940 Act.

We intend to conduct our business so as to retain our status as a BDC. A BDC may use capital provided by public stockholders and from other sources to invest in long-term private investments in businesses. A BDC provides stockholders the ability to retain the liquidity of a publicly-traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies. In general, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in qualifying assets, as described in Section 55(a) (1) – (3) of the 1940 Act.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets, other than certain interests in furniture, equipment, real estate, or leasehold improvements (“operating assets”)

represent at least 70% of the company’s total assets, exclusive of operating assets. The types of qualifying assets in which we may invest under the 1940 Act include, but are not limited to, the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is generally defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, any State or States in the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the BDC or otherwise excluded from the definition of investment company); and

(c)	satisfies one of the following:

(i)	it does not have any class of securities with respect to which a broker or dealer may extend margin credit;

(ii)	it is controlled by the BDC and for which an affiliate of the BDC serves as a director;

(iii)	it has total assets of not more than $4 million and capital and surplus of not less than $2 million;

(iv)	it does not have any class of securities listed on a national securities exchange; or

(v)	it has a class of securities listed on a national securities exchange, with an aggregate market value of outstanding voting and non-voting equity of less than $250 million.

(2)	Securities received in exchange for or distributed on or with respect to securities described in (1) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(3)	Cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment.

Asset Coverage

Pursuant to Section 61(a)(2) of the 1940 Act, we are permitted, under specified conditions, to issue multiple classes of senior securities representing indebtedness. However, pursuant to Section 18(c) of the 1940 Act, we are permitted to issue only one class of senior securities that is stock. In either case, we may only issue such Senior Securities if such class of Senior Securities, after such issuance, has an asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200%.

In addition, our ability to pay dividends or distributions (other than dividends payable in our stock) to holders of any class of our capital stock would be restricted if our senior securities representing indebtedness fail to have an asset coverage of at least 200% (measured at the time of declaration of such distribution and accounting for such distribution). The 1940 Act does not apply this limitation to privately arranged debt that is not intended to be publicly distributed, unless this limitation is specifically negotiated by the lender. In addition, our ability to pay dividends or distributions (other than dividends payable in our common stock) to our common stockholders would be restricted if our senior securities that are stock fail to have an asset coverage of at least 200% (measured at the time of declaration of such distribution and accounting for such distribution). If the value of our assets declines, we might be unable to satisfy these asset coverage requirements. To satisfy the 200% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering expenses will not be available for distributions to our stockholders. If we are unable to regain asset coverage through these methods, we may be forced to suspend the payment of such dividends.

Significant Managerial Assistance

A BDC generally must make available significant managerial assistance to issuers of its portfolio securities that the BDC counts as a qualifying asset for the 70% test described above. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Significant managerial assistance also may include the exercise of a controlling influence over the management and policies of the portfolio company. However, with respect to certain, but not all such securities, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance, or the BDC may exercise such control jointly.

Investment Policies

We seek to achieve a high level of current income and capital gains through investments in debt securities and preferred and common stock that we acquired in connection with buyout and other recapitalizations. The following investment policies, along with these investment objectives, may not be changed without the approval of our Board of Directors:

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We will at all times conduct our business so as to retain our status as a BDC. In order to retain that status, we must be operated for the purpose of investing in certain categories of qualifying assets. In addition, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a BDC or qualifying assets) if, after giving effect to such acquisition, the value of our “qualifying assets” is less than 70% of the value of our total assets. We anticipate that the securities we seek to acquire, as well as temporary investments, will generally be qualifying assets.

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We will at all times endeavor to conduct our business so as to retain our status as a RIC under the Code. To do so, we must meet income source, asset diversification and annual distribution requirements. We may issue senior securities, such as debt or preferred stock, to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary emergency or other purposes.

With the exception of our policy to conduct our business as a BDC, these policies are not fundamental and may be changed without stockholder approval.

Code of Ethics

We, our Adviser and our Administrator have each adopted a code of ethics and business conduct applicable to our officers, directors and all employees of our Adviser and our Administrator that complies with the guidelines set forth in Item 406 of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”). As required by the 1940 Act, this code establishes procedures for personal investments, restricts certain transactions by our personnel and requires the reporting of certain transactions and holdings by our personnel. A copy of this code is available for review, free of charge, at our website at www.GladstoneInvestment.com. We intend to provide any required disclosure of any amendments to or waivers of the provisions of this code by posting information regarding any such amendment or waiver to our website within four days of its effectiveness.

Compliance Policies and Procedures

We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and our Board of Directors is required to review these compliance policies and procedures annually to assess their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer, John Dellafiora, Jr., who also serves as chief compliance officer for our Adviser.

Pending Exemptive Application

On November 22, 2005, the SEC granted us exemptive relief that permits us to engage in limited co-investment transactions with an affiliated private investment pool (the “Current Order”). Under the terms of the Current Order, Gladstone Investment, or Gladstone Capital, or any future formed BDC or closed-end management investment company that is advised by our Adviser, may co-invest with Gladstone Partners.

We have filed a new exemptive application with the SEC. The relief sought by the exemptive application, if granted by the SEC, would supersede the Current Order and would permit us, under certain circumstances, to co-invest with Gladstone Capital, Gladstone Partners, Gladstone Lending, any BDC or closed-end management investment company that is advised by our Adviser, (or sub-advised by our Adviser if it also controls the fund), or any combination of the foregoing. On June 29, 2012, the Commission issued a notice stating that it intends to grant the order unless an interested person requests a hearing contesting any issues under our application by July 25, 2012. There are no assurances that the SEC will grant our exemptive request.

DESCRIPTION OF OUR SECURITIES

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share (our common stock and our preferred stock are collectively referred to as Capital Stock).

The following description is a summary based on relevant provisions of our certificate of incorporation and bylaws and the Delaware General Corporation Law. This summary does not purport to be complete and is subject to, and qualified in its entirety by the provisions of our certificate of incorporation and bylaws, as amended, and applicable provisions of the Delaware General Corporation Law.

Common Stock

As of the date hereof, we have 22,080,133 share of common stock outstanding. All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Gladstone Investment, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director. Our common stock is listed on NASDAQ under the ticker symbol “GAIN.”

Preferred Stock

Our certificate of incorporation gives the Board of Directors the authority, without further action by stockholders, to issue up to 10,000,000 shares of preferred stock in one or more series and to fix the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon such preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, and liquidation preference, any or all of which may be greater than the rights of the common stock. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The issuance of preferred stock could adversely affect the voting power of holders of common stock and reduce the likelihood that such holders will receive dividend payments and payments upon liquidation, and could also decrease the market price of our common stock.

You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other Senior Securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We have no present plans to issue any additional shares of our preferred stock, but believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings. If we offer additional preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of such preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Series A Term Preferred Stock

Of the 10,000,000 shares of our capital stock designated as preferred stock, 1,610,000 of such shares are designated as 7.125% Series A Cumulative Term Preferred Shares (“Term Preferred Stock”). As of the date hereof, we have 1,600,000 shares of Term Preferred Stock outstanding. Shares of our Term Preferred Stock are listed on NASDAQ under the symbol “GAINP.”

The following is a summary of the material terms of the Term Preferred Stock. The following summary is qualified in its entirety by reference to the Certificate of Designation of the Series A Term Preferred Shares, which is filed as an exhibit to the registration statement of which this prospectus is a part:

Dividend Rights

The holders of Term Preferred Stock are entitled to monthly dividends in the amount of 7.125% per annum on the stated liquidation preference of Term Preferred Stock, or $0.1484375 per share, and we are prohibited from issuing dividends or making distributions to the holders of our common stock while any shares of Term Preferred Stock are outstanding, unless all accrued and unpaid dividends on the Term Preferred Stock are paid in their entirety. In the event that we fail to pay dividends on the Term Preferred Stock when required, the dividend rate on the Term Preferred Stock will increase to 9% per annum until such default is cured. Further, in the event that we fail to redeem the Term Preferred Stock when due, as discussed in “Description of our Securities—Preferred Stock—Series A Term Preferred Stock—Redemption” below, the dividend rate will increase to 11% per annum until such shares are redeemed.

Voting Rights

The holders of the Term Preferred Stock are entitled to one vote per share and do not have cumulative voting. The holders of the Term Preferred Stock generally vote together with the holders of our common stock, except that the holders of the Term Preferred Stock have the right to elect two of our directors. Furthermore, during any period that we owe accumulated dividends, whether or not earned or declared, on our Term Preferred Stock equal to at least two full years of dividends, the holders of Term Preferred Stock will have the right to elect a majority of our Board of Directors.

Liquidation Rights

In the event of a dissolution, liquidation or winding up of our affairs, the Term Preferred Stock has a liquidation preference over our common stock equal to $25 per share, plus all unpaid dividends and distributions accumulated to (but excluding) the date fixed for payment on such shares.

Redemption

The Term Preferred Stock has a mandatory term redemption date of February 28, 2017, however, if we fail to maintain asset coverage as required by the 1940 Act, of at least 200%, we will be required to redeem a portion of the Term Preferred Stock to enable us to meet the required asset coverage at a price per share equal to the liquidation preference plus all accumulated and unpaid dividends and distributions. In the event of a change of control, we will also be required to redeem the shares of Term Preferred Stock at a price per share equal to the liquidation preference plus all accumulated and unpaid dividends and distributions. In addition, we have the option to redeem such shares at any time on or after February 28, 2016, subject to the requirement to pay an optional redemption premium on the amount of shares redeemed if we optionally redeem such shares before February 28, 2017.

Subscription Rights

General

We may issue subscription rights to our stockholders to purchase common stock or preferred stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which such underwriters would purchase any offered securities remaining unsubscribed after such subscription rights offering to the extent permissible under applicable law. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which in no event would be less than fifteen business days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights;

•	the ratio of the offering (which in no event would exceed one new share of common stock for each three rights held);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock, or preferred stock, at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting arrangements, as set forth in the applicable prospectus supplement.

Warrants

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock or other equity or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

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the number of shares of common stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants (except for warrants expiring not later than 120 days after issuance and issued exclusively and ratably to a class of our security holders) on the condition that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value of the securities underlying the warrants at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants (our stockholders approved such a proposal to issue long-term rights, including warrants, in connection with our 2008 annual meeting of stockholders) and a “required” majority of our Board of Directors approves such issuance on the basis that the issuance is in the best interests of Gladstone Investment and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

Debt Securities

Any debt securities that we issue may be senior or subordinated in priority of payment. We have no present plans to issue any debt securities. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

CERTAIN PROVISIONS OF DELAWARE LAW AND OF OUR

CERTIFICATE OF INCORPORATION AND BYLAWS

The following description of certain provisions of Delaware law and of our certificate of incorporation and bylaws, as amended, is only a summary. For a complete description, we refer you to the Delaware General Corporation Law, our certificate of incorporation and our bylaws. We have filed our amended and restated certificate of incorporation and bylaws, as amended, as exhibits to the registration statement of which this prospectus is a part.

Classified Board of Directors

Pursuant to our bylaws, as amended, our Board of Directors is divided into three classes of directors. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. The holders of outstanding shares of any preferred stock, including Term Preferred Stock, are entitled, as a class, to the exclusion of the holders of all other securities and classes of common stock, to elect two of our directors at all times (regardless of the total number of directors serving on the Board of Directors). We refer to these directors as the Preferred Directors. One of the Preferred Directors will be up for election in 2012, and the other Preferred Director will be up for election in 2013. The holders of outstanding shares of common stock and preferred stock, voting together as a single class, elect the balance of our directors. Any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualified. We believe that classification of our Board of Directors helps to assure the continuity and stability of our business strategies and policies as determined by our directors. Holders of shares of our stock have no right to cumulative voting in the election of directors. Consequently, at each annual meeting of our stockholders, the holders of a majority of the combined shares of common stock and preferred stock are able to elect all of the successors to the class of directors whose term expires at such meeting (other than the Preferred Directors, who will be elected by the holders of a majority of the preferred stock).

Our classified board could have the effect of making the replacement of incumbent directors more time consuming and difficult. Because our directors may only be removed for cause, at least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, our classified board could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a tender offer or an attempt to change control of us or another transaction that might involve a premium price for our common stock that might be in the best interest of our stockholders.

Removal of Directors

Any director may be removed only for cause by the stockholders upon the affirmative vote of at least two-thirds of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed.

Business Combinations

Section 203 of the Delaware General Corporation Law generally prohibits “business combinations” between us and an “interested stockholder” for three years after the date of the transaction in which the person became an interested stockholder. In general, Delaware law defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling, or controlled by, the entity or person. These business combinations include:

•	Any merger or consolidation involving the corporation and the interested stockholder;

•	Any sale, transfer, pledge or other disposition involving the interested stockholder of 10% or more of the assets of the corporation;

•	Subject to exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder; or

•	The receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

Section 203 permits certain exemptions from its provisions for transactions in which:

•

Prior to the date of the transaction, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•

The interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding (a) shares owned by persons who are directors and also officers, and (b) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•

On or subsequent to the date of the transaction, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Merger; Amendment of Certificate of Incorporation

Under Delaware law, we will not be able to amend our certificate of incorporation or merge with another entity unless approved by the affirmative vote of stockholders holding at least a majority of the shares entitled to vote on the matter.

Term and Termination

Our certificate of incorporation provides for us to have a perpetual existence. Pursuant to our certificate of incorporation, and subject to the provisions of any of our classes or series of stock then outstanding and the approval by a majority of the entire Board of Directors, our stockholders, at any meeting thereof, by the affirmative vote of a majority of all of the votes entitled to be cast on the matter, may approve a plan of liquidation and dissolution.

Advance Notice of Director Nominations and New Business

Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by stockholders at the annual meeting may be made only:

•	pursuant to our notice of the meeting;

•	by our Board of Directors; or

•

by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in our bylaws.

With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting of stockholders and nominations of persons for election to our Board of Directors may be made only:

•	pursuant to our notice of the meeting;

•	by our Board of Directors; or

•

provided that our Board of Directors has determined that directors shall be elected at such meeting, by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in our bylaws.

Possible Anti-Takeover Effect of Certain Provisions of Delaware Law and of Our Certificate of Incorporation and Bylaws

The business combination provisions of Delaware law, the provisions of our bylaws regarding the classification of our Board of Directors, the Board of Directors’ ability to issue preferred stock with terms and conditions that could have a priority as to distributions and amounts payable upon liquidation over the rights of the holders of our common stock, and the restrictions on the transfer of stock and the advance notice provisions of our bylaws could have the effect of delaying, deferring or preventing a transaction or a change in the control that might involve a premium price for holders of common stock or otherwise be in their best interest.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Our certificate of incorporation eliminates the liability of directors to the maximum extent permitted by Delaware law. In addition, our bylaws require us to indemnify our directors and executive officers, and allow us to indemnify other employees and agents, to the fullest extent permitted by law, subject to the requirements of the 1940 Act. Our bylaws obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The certificate of incorporation and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law requires a corporation to indemnify a present or former director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Delaware law permits a corporation to indemnify its present and former directors and officers, or any other person who is or was an employee or agent, or is or was serving at the request of a corporation as a director, officer, employee or agent of another entity, against liability for expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. In the case of a criminal proceeding, Delaware law further requires that the person to be indemnified have no reasonable cause to believe his or her conduct was unlawful. In the case of an action or suit by or in the right of a corporation to procure a judgment in its favor by reason of such person’s service to the corporation, Delaware law provides that no indemnification shall be made with respect to any claim, issue or matter as to which such person has been adjudged liable to the corporation, unless and only to the extent that the court in which such an action or suit is brought determines, in view of all the circumstances of the case, that the person is fairly and reasonably entitled to indemnity. Insofar as certain members of our senior management team may from time to time serve, at the request of our Board of Directors, as directors of one or more of our portfolio companies, we may have indemnification obligations under our bylaws with respect to acts taken by our portfolio companies.

Any payment to an officer or director as indemnification under our governing documents or applicable law or pursuant to any agreement to hold such person harmless is recoverable only out of our assets and not from our stockholders. Indemnification could reduce the legal remedies available to us and our stockholders against the indemnified individuals. This provision for indemnification of our directors and officers does not reduce the exposure of our directors and officers to liability under federal or state securities laws, nor does it limit a stockholder’s ability to obtain injunctive relief or other equitable remedies for a violation of a director’s or an officer’s duties to us or to our stockholders, although these equitable remedies may not be effective in some circumstances.

In addition to any indemnification to which our directors and officers are entitled pursuant to our certificate of incorporation and bylaws and the Delaware General Corporation Law, our certificate of incorporation and bylaws provide that we may indemnify other employees and agents to the fullest extent permitted under Delaware law, whether they are serving us or, at our request, any other entity, including our Adviser and our Administrator.

The general effect to investors of any arrangement under which any person who controls us or any of our directors, officers or agents is insured or indemnified against liability is a potential reduction in distributions to our stockholders resulting from our payment of premiums associated with liability insurance. In addition, indemnification could reduce the legal remedies available to us and to our stockholders against our officers, directors and agents. The SEC takes the position that indemnification against liabilities arising under the Securities Act is against public policy and unenforceable. As a result, indemnification of our directors and officers and of our Adviser or its affiliates may not be allowed for liabilities arising from or out of a violation of state or federal securities laws. Indemnification will be allowed for settlements and related expenses of lawsuits alleging securities laws violations and for expenses incurred in successfully defending any lawsuit, provided that a court either:

•	approves the settlement and finds that indemnification of the settlement and related costs should be made; or

•

dismisses with prejudice or makes a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and a court approves the indemnification.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Delaware General Corporation Law or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARE REPURCHASES

Shares of closed-end investment companies frequently trade at discounts to NAV. We cannot predict whether our shares will trade above, at or below NAV. The market price of our common stock is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our Board of Directors has authorized our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that our shares trade at a discount to NAV. We can not assure you that we will ever conduct any open market purchases and if we do conduct open market purchases, we may terminate them at any time.

In addition, if our shares publicly trade for a substantial period of time at a substantial discount to our then current NAV per share, our Board of Directors will consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Internal Revenue Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. We can not assure you that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should we make any such repurchases in the future, we expect that we would make them at prices at or below the then current NAV per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose would reduce our net income.

PLAN OF DISTRIBUTION

We may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement.

The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, in “at the market offerings” within the meaning of Rule 415(a)(4) of the Securities Act, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the NAV per share of our common stock except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit.

In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed 10%.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on NASDAQ, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custodian agreement with The Bank of New York Mellon Corp. The address of the custodian is: 500 Ross Street, Suite 625, Pittsburgh, PA 15262. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly-owned subsidiary, Business Investment, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to Business Investment’s credit facility with BB&T and certain other parties. The address of the collateral custodian is 500 Ross Street, Suite 625, Pittsburgh, PA 15262. Computershare acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare is 480 Washington Boulevard, Jersey City, New Jersey 07310, telephone number 877-296-3711. Computershare also maintains an internet web site at www.computershare.com and one specifically for shareholders at www.bnymellon.com/shareowner/equityaccess.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use securities brokers or dealers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser will be primarily responsible for the execution of transactions involving publicly traded securities and the allocation of brokerage commissions in respect thereof, if any. In the event that our Adviser executes such transactions, we do not expect our Adviser to execute transactions through any particular broker or dealer, but we would expect our Adviser to seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we expect that our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to us, our Adviser and any of its other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms either of the particular transaction or our Adviser’s overall responsibilities with respect to all of our Adviser’s clients.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to our Adviser. The proxy voting policies and procedures of our Adviser are set out below. The guidelines are reviewed periodically by our Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, our Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, our Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

Our Adviser’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Our Adviser votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. Our Adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases our Adviser will vote in favor of proposals that our Adviser believes are likely to increase the value of the portfolio securities we hold. Although our Adviser will generally vote against proposals that may have a negative effect on our portfolio securities, our Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by our Adviser’s portfolio managers. To ensure that our Adviser’s vote is not the product of a conflict of interest, our Adviser requires that (1) anyone involved in the decision-making process disclose to our Adviser’s investment committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how our Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, our Adviser will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how the Adviser voted proxies by making a written request for proxy voting information to:

Michael LiCalsi, Internal Counsel

c/o Gladstone Investment Corporation

1521 Westbranch Dr.

McLean, VA 22102

LEGAL MATTERS

The legality of securities offered hereby will be passed upon for us by Cooley LLP, Reston, Virginia. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the accompanying prospectus supplement.

EXPERTS

The financial statements as of March 31, 2012 and March 31, 2011 and for each of the three years in the period ended March 31, 2012 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of March 31, 2012 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

GLADSTONE INVESTMENT CORPORATION

Report of Management on Internal Controls

To the Stockholders and Board of Directors of Gladstone Investment Corporation:

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934. Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and include those policies and procedures that: (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect our transactions and the dispositions of our assets; (2) provide reasonable assurance that our transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with appropriate authorizations; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

Under the supervision and with the participation of our management, we assessed the effectiveness of our internal control over financial reporting as of March 31, 2012, using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework. Based on its assessment, management has concluded that our internal control over financial reporting was effective as of March 31, 2012.

The effectiveness of our internal control over financial reporting as of March 31, 2012 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which is included herein.

May 21, 2012

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Gladstone Investment Corporation:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations, changes in net assets, and cash flows and the financial highlights present fairly, in all material respects, the financial position of Gladstone Investment Corporation (the “Company”) and its subsidiaries at March 31, 2012 and 2011, the results of their operations and their cash flows for each of the three years in the period ended March 31, 2012 and the financial highlights for each of the five years in the period ended March 31, 2012, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the index appearing under Item 15(a)(2) presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of March 31, 2012, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements and financial statement schedule, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting. Our responsibility is to express opinions on these financial statements, on the financial statement schedule, and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. Our procedures included confirmation of securities at March 31, 2012, by correspondence with the custodian, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

McLean, VA

May 21, 2012

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	March 31,
	2012	2011

ASSETS
Investments at fair value
Control investments (Cost of $186,743 and $136,306, respectively)	$157,544	$104,062
Affiliate investments (Cost of $70,015 and $45,145, respectively)	58,831	34,556
Non-Control/Non-Affiliate investments (Cost of $9,637 and $15,741, respectively)	9,277	14,667

Total investments at fair value (Cost of $266,395 and $197,192, respectively)	225,652	153,285
Cash and cash equivalents	91,546	80,580
Restricted cash	1,928	4,499
Interest receivable	1,250	737
Due from Custodian	1,527	859
Deferred financing costs	2,792	373
Other assets	602	776

TOTAL ASSETS	$325,297	$241,109

LIABILITIES
Borrowings at fair value:
Short-term loan (Cost of $76,005 and $40,000, respectively)	$76,005	$40,000
Line of credit (Cost of $0)	—	—

Total borrowings (Cost of $76,005 and $40,000, respectively)	76,005	40,000
Mandatorily redeemable preferred stock, $0.001 par value per share, $25 liquidation preference per share; 1,610,000 and no shares authorized; 1,600,000 and no shares issued and outstanding at March 31, 2012 and 2011, respectively	40,000	—
Accounts payable and accrued expenses	506	201
Fees due to Adviser(A)	496	499
Fee due to Administrator(A)	218	171
Other liabilities	856	1,409

TOTAL LIABILITIES	118,081	42,280

Commitments and contingencies(B)

NET ASSETS	$207,216	$198,829

ANALYSIS OF NET ASSETS
Common stock, $0.001 par value per share, 100,000,000 shares authorized, 22,080,133 shares issued and outstanding at March 31, 2012 and 2011, respectively	$22	$22
Capital in excess of par value	257,131	257,192

Cumulative net unrealized depreciation of investments	(40,743)	(43,907)
Cumulative net unrealized depreciation of other	(68)	(76)
Net investment income in excess of distributions	321	165
Accumulated net realized loss	(9,447)	(14,567)

TOTAL NET ASSETS	$207,216	$198,829

NET ASSET VALUE PER SHARE AT END OF PERIOD	$9.38	$9.00

(A)	Refer to Note 4—Related Party Transactions for additional information.
(B)	Refer to Note 12—Commitments and Contingencies for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Year Ended March 31,
	2012	2011	2010
INVESTMENT INCOME
Interest income:
Control investments	$12,548	$10,108	$11,745
Affiliate investments	5,593	4,003	5,677
Non-Control/Non-Affiliate investments	1,440	1,578	2,393
Cash and cash equivalents	7	33	2

Total interest income	19,588	15,722	19,817
Other income:
Control investments	1,477	10,342	968
Non-Control/Non-Affiliate investments	177	—	—

Total other income	1,654	10,342	968

Total investment income	21,242	26,064	20,785

EXPENSES
Base management fee(A)	4,386	3,979	4,484
Incentive fee(A)	19	2,949	588
Administration fee(A)	684	753	676
Interest expense on borrowings	768	690	1,984
Dividends on mandatorily redeemable preferred stock	198	—	—
Amortization of deferred financing costs	459	491	1,618
Professional fees	591	473	626
Other general and administrative expenses	1,554	1,238	1,037

Expenses before credits from Adviser	8,659	10,573	11,013
Credits to fees(A)	(1,160)	(680)	(826)

Total expenses net of credits to fees	7,499	9,893	10,187

NET INVESTMENT INCOME	$13,743	$16,171	$10,598

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss):
Control investments	5,087	23,471	—
Affiliate investments	—	—	—
Non-Control/Non-Affiliate investments	4	18	(35,923)
Other	(40)	—	(53)

Total net realized gain (loss)	5,051	23,489	(35,976)
Net unrealized appreciation (depreciation):
Control investments	3,045	(28,325)	(20,001)
Affiliate investments	(596)	4,473	(4,061)
Non-Control/Non-Affiliate investments	714	655	38,367
Other	9	(24)	2

Total net unrealized appreciation (depreciation)	3,172	(23,221)	14,307

Net realized and unrealized gain (loss)	8,223	268	(21,669)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,966	$16,439	$(11,071)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic and Diluted	$0.99	$0.74	$(0.50)

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic and diluted	22,080,133	22,080,133	22,080,133

(A)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

	Year Ended March 31,
	2012	2011	2010
Operations:
Net investment income	$13,743	$16,171	$10,598
Net realized gain (loss) on investments	5,091	23,489	(35,923)
Net realized loss on other	(40)	—	(53)
Net unrealized appreciation (depreciation) of investments	3,163	(23,197)	14,305
Net unrealized appreciation (depreciation) of other	9	(24)	2

Net increase (decrease) in net assets from operations	21,966	16,439	(11,071)

Capital transactions:
Shelf offering registration costs, net	—	10	(155)

Distributions to common stockholders from:
Net investment income	(13,579)	(10,598)	(10,598)

Total increase (decrease) in net assets	8,387	5,851	(21,824)
Net assets at beginning of year	198,829	192,978	214,802

Net assets at end of year	$207,216	$198,829	$192,978

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

	Year Ended March 31,
	2012	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$21,966	$16,439	$(11,071)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash (used in) provided by operating activities:
Purchase of investments	(91,298)	(43,634)	(4,788)
Principal repayments of investments	19,154	62,482	15,534
Proceeds from the sale of investments	8,031	35,009	74,706
Net realized (gain) loss on investments	(5,091)	(23,489)	35,923
Net realized loss on other	40	—	53
Net unrealized (appreciation) depreciation of investments	(3,163)	23,197	(14,305)
Net unrealized (appreciation) depreciation of other	(9)	24	(2)
Net amortization of premiums and discounts	—	8	2
Amortization of deferred financing costs	459	491	1,618
Decrease (increase) in restricted cash	2,571	(4,499)	—
(Increase) decrease in interest receivable	(513)	497	266
(Increase) decrease in due from Custodian	(668)	76	1,771
Decrease (increase) in other assets	162	(438)	(30)
Increase (decrease) in accounts payable and accrued expenses	197	(1)	(1,077)
Increase (decrease) in fees due to Adviser(A)	(3)	(222)	534
Increase (decrease) in administration fee payable to Administrator(A)	47	22	(30)
(Decrease) increase in other liabilities	(553)	1,114	168

Net cash (used in) provided by operating activities	(48,671)	67,076	99,272

CASH FLOWS FROM FINANCING ACTIVITIES
Shelf offering registration proceeds (costs)	—	10	(155)
Proceeds from short-term loans	254,507	207,401	290,000
Repayments on short-term loans	(218,502)	(242,401)	(215,000)
Proceeds from Credit Facility	59,200	24,000	107,500
Repayments on Credit Facility	(59,200)	(51,800)	(189,965)
Proceeds from issuance of mandatorily redeemable preferred stock	40,000	—	—
Purchase of derivatives	(29)	(41)	(39)
Deferred financing costs	(2,760)	(784)	(534)
Distributions paid to common stockholders	(13,579)	(10,598)	(10,598)

Net cash provided by (used in) financing activities	59,637	(74,213)	(18,791)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	10,966	(7,137)	80,481
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	80,580	87,717	7,236

CASH AND CASH EQUIVALENTS, END OF YEAR	$91,546	$80,580	$87,717

CASH PAID DURING YEAR FOR INTEREST	$777	$762	$2,182

NON-CASH ACTIVITIES(B)	$—	$527	$850

(A)	Refer to Note 4—Related Party Transactions for additional information.
(B)	2011:	Non-cash activities represent real property distributed to shareholders of A.Stucki Holding Corp. prior to its sale in June 2010, from which we recorded dividend income of $515 and $12 of paid in-kind income from our syndicated loan to Survey Sampling, LLC. The distributed property is included in our Condensed Schedule of Investments under Neville Limited at March 31, 2011, and its fair value was recognized as other income on our Statements of Operations during the year ended March 31, 2011. This property was sold during the three months ended December 31, 2011.
	2010:	Non-cash activities represent an investment disbursement to Cavert II Holding Corp. (“Cavert”) of approximately $850 on their revolving line of credit, which proceeds were used to make the next four quarterly payments due under normal amortization for both their senior term A and senior term B loans in a non-cash transaction.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2012

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value

CONTROL INVESTMENTS:
Acme Cryogenics, Inc.	Manufacturing — manifolds and pipes for industrial gasses	Senior Subordinated Term Debt (11.5%, Due 3/2015)	$14,500	$14,500	$14,500
		Preferred Stock (898,814 shares)(C)(F)		6,984	10,994
		Common Stock (418,072 shares)(C)(F)		1,045	2,132
		Common Stock Warrants (452,683 shares)(C)(F)		25	675

				22,554	28,301

ASH Holdings Corp.	Retail and Service — school buses and parts	Revolving Credit Facility, $570 available (3.0%, Due 3/2013)(G)	6,430	6,388	—
		Senior Subordinated Term Debt (2.0%, Due 3/2013)(G)	6,250	6,060	—
		Preferred Stock (4,644 shares)(C)(F)		2,500	—
		Common Stock (1 share)(C)(F)		—	—
		Common Stock Warrants (73,599 shares)(C)(F)		4	—
		Guaranty ($750)

				14,952	—

Country Club Enterprises, LLC	Service — golf cart distribution	Senior Subordinated Term Debt (14.0%, Due 11/2014)(G)	4,000	4,000	—
		Preferred Stock (7,304,792 shares)(C)(F)		7,725	—
		Guaranty ($2,000)
		Guaranty ($1,998)

				11,725	—

Galaxy Tool Holding Corp.	Manufacturing — aerospace and plastics	Senior Subordinated Term Debt (13.5%, Due 8/2013)	5,220	5,220	5,220
		Preferred Stock (4,111,907 shares)(C)(F)		19,658	1,493
		Common Stock (48,093 shares)(C)(F)		48	—

				24,926	6,713

Mathey Investments, Inc.	Manufacturing — pipe-cutting and pipe-fitting equipment	Senior Term Debt (10.0%, Due 3/2013)	2,375	2,375	2,375
		Senior Term Debt (12.0%, Due 3/2014)	3,727	3,727	3,727
		Senior Term Debt (2.5%, Due 3/2014)(E)	3,500	3,500	3,500
		Common Stock (29,102 shares)(C)(F)		777	4,164

				10,379	13,766

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value

Mitchell Rubber Products, Inc.	Manufacturing — rubber compounds	Subordinated Term Debt (13.0%, Due 10/2016)(D)	13,560	13,560	13,679
		Preferred Stock (27,900 shares)(C)(F)		2,790	2,954
		Common Stock (27,900 shares)(C)(F)		28	1,858

				16,378	18,491

Precision Southeast, Inc.	Manufacturing — injection molding and plastics	Revolving Credit Facility, $251 available (7.5%, Due 9/2012)	749	749	749
		Senior Term Debt (14.0%, Due 12/2015)	7,775	7,775	7,775
		Preferred Stock (19,091 shares)(C)(F)		1,909	1,634
		Common Stock (90,909 shares)(C)(F)		91	—

				10,524	10,158

SBS, Industries, LLC	Manufacturing — specialty fasteners and threaded screw products	Senior Term Debt (14.0%, Due 8/2016)	11,355	11,355	11,355
		Preferred Stock (19,935 shares)(C)(F)		1,994	2,087
		Common Stock (221,500 shares)(C)(F)		221	3,563

				13,570	17,005

SOG Specialty K&T, LLC	Manufacturing — specialty knives and tools	Senior Term Debt (13.3%, Due 8/2016)	6,200	6,200	6,200
		Senior Term Debt (14.8%, Due 8/2016)	12,199	12,199	12,199
		Preferred Stock (9,749 shares)(C)(F)		9,749	11,697

				28,148	30,096

Tread Corp.	Manufacturing — storage and transport equipment	Senior Subordinated Term Debt (12.5%, Due 5/2013)	7,750	7,750	7,750
		Preferred Stock (832,765 shares)(C)(F)		833	1,080
		Common Stock (129,067 shares)(C)(F)		1	96
		Common Stock Warrants (1,247,727 shares)(C)(F)		3	758

				8,587	9,684

Venyu Solutions, Inc.	Service — online servicing suite	Senior Subordinated Term Debt (11.3%, Due 10/2015)	7,000	7,000	7,000
		Senior Subordinated Term Debt (14.0%, Due 10/2015)	12,000	12,000	12,000
		Preferred Stock (5,400 shares)(C)(F)		6,000	4,330

				25,000	23,330

Total Control Investments (represents 69.8% of total investments at fair value)				$186,743	$157,544

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2012

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value

AFFILIATE INVESTMENTS:
Cavert II Holding Corp.(H)	Manufacturing — bailing wire	Senior Term Debt (10.0%, Due 4/2016)(D)(E)	$1,050	$1,050	$1,067
		Senior Subordinated Term Debt (11.8%, Due 4/2016)(D)	5,700	5,700	5,771
		Subordinated Term Debt (13.0%, Due 4/2016)(D)	4,671	4,671	4,741
		Preferred Stock (18,446 shares)(C)(F)		1,844	2,596

				13,265	14,175

Channel Technologies Group, LLC	Manufacturing — acoustic products	Revolving Credit Facility, $400 available (7.0%, Due 12/2012)(D)	850	850	843
		Senior Term Debt (8.3%, Due 12/2014)(D)	5,926	5,926	5,875
		Senior Term Debt (12.3%, Due 12/2016)(D)	10,750	10,750	10,642
		Preferred Stock (1,599 shares)(C)(F)		1,599	1,631
		Common Stock (1,598,616 shares)(C)(F)		—	75

				19,125	19,066

Danco Acquisition Corp.	Manufacturing — machining and sheet metal work	Revolving Credit Facility, $450 available (10.0%, Due 10/2012)(D)	1,800	1,800	1,350
		Senior Term Debt (10.0%, Due 10/2012)(D)	2,575	2,575	1,931
		Senior Term Debt (12.5%, Due 4/2013)(D)(E)	8,891	8,891	6,669
		Preferred Stock (25 shares)(C)(F)		2,500	—
		Common Stock Warrants (420 shares)(C)(F)		3	—

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value
				15,769	9,950

Noble Logistics, Inc.	Service — aftermarket auto parts delivery	Revolving Credit Facility, $0 available (10.5%, Due 1/2013)(D)	500	500	315
		Senior Term Debt (11.0%, Due 1/2013)(D)	7,227	7,227	4,553
		Senior Term Debt (10.5%, Due 1/2013)(D)	3,650	3,650	2,300
		Senior Term Debt (10.5%, Due 1/2013)(D)(E)	3,650	3,650	2,299
		Preferred Stock (1,075,000 shares)(C)(F)		1,750	3,550
		Common Stock (1,682,444 shares)(C)(F)		1,682	—

				18,459	13,017

Quench Holdings Corp.	Service — sales, installation and service of water coolers	Preferred Stock (388 shares)(C)(F)		2,950	2,623
		Common Stock (35,242 shares)(C)(F)		447	—

				3,397	2,623

Total Affiliate Investments (represents 26.1% of total investments at fair value)				$70,015	$58,831

NON-CONTROL/NON-AFFILIATE INVESTMENTS:
B-Dry, LLC	Service — basement waterproofer	Senior Term Debt (12.3%, Due 5/2014)(D)	6,477	6,477	6,356
		Senior Term Debt (12.3%, Due 5/2014)(D)	2,860	2,860	2,806
		Common Stock Warrants (55 shares)(C)(F)		300	115

				9,637	9,277

Total Non-Control/Non-Affiliate Investments (represents 4.1% of total investments at fair value)				$9,637	$9,277

TOTAL INVESTMENTS(I)				$266,395	$225,652

(A)	Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.
(B)	Percentages represent the weighted average interest rates in effect at March 31, 2012, and due date represents the contractual maturity date.
(C)	Security is non-income producing.
(D)	Fair value based primarily on opinions of value submitted by Standard & Poor’s Securities Evaluations, Inc. at March 31, 2012.
(E)	Last Out Tranche (“LOT”) of senior debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after the other senior debt and before the senior subordinated debt.
(F)

Aggregates all shares of such class of stock owned without regard to specific series owned within such class, some series of which may or may not be voting shares or aggregates all warrants to purchase shares of such class of stock owned without regard to specific series of such class of stock such warrants allow us to purchase.

(G)	Debt security is on non-accrual status.
(H)

In April 2011, we sold our common equity investment, received partial redemption of our preferred stock and invested new subordinated debt in Cavert as part of a recapitalization. As a result of the recapitalization, Cavert was reclassified as an Affiliate investment during the three months ended June 30, 2011.

(I)

Aggregate gross unrealized depreciation for federal income tax purposes is $61,660; aggregate gross unrealized appreciation for federal income tax purposes is $20,545. Net unrealized depreciation is $41,115 based on a tax cost of $266,395.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULES OF INVESTMENTS

MARCH 31, 2011

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value

CONTROL INVESTMENTS:
Acme Cryogenics, Inc.	Manufacturing — manifolds and pipes for industrial gasses	Senior Subordinated Term Debt (11.5%, Due 3/2012)	$14,500	$14,500	$14,500
		Senior Subordinated Term Debt (12.5%, Due 12/2011)	415	415	415
		Preferred Stock (898,814 shares)(D)(G)		6,984	4,991
		Common Stock (418,072 shares)(D)(G)		1,045	—
		Common Stock Warrants (452,683 shares)(D)(G)		24	—

				22,968	19,906

ASH Holdings Corp.	Retail and Service — school buses and parts	Revolving Credit Facility, $717 available (3.0%, Due 3/2013)(H)	3,283	3,241	—
		Senior Subordinated Term Debt (2.0%, Due 3/2013)(H)	6,250	6,060	—
		Preferred Stock (2,500 shares)(D)(G)		2,500	—
		Common Stock (1 share) (D)(G)		—	—
		Common Stock Warrants (73,599 shares)(D)(G)		4	—
		Guaranty ($750)

				11,805	—

Cavert II Holding Corp.	Manufacturing — bailing wire	Senior Term Debt (10.0%, Due 10/2012)(F)	2,650	2,650	2,650
		Senior Subordinated Term Debt (13.0%, Due 10/2014)	4,671	4,671	4,671
		Preferred Stock (41,102 shares)(D)(G)		4,110	5,354
		Common Stock (69,126 shares)(D)(G)		69	5,577

				11,500	18,252

Country Club Enterprises, LLC	Service — golf cart distribution	Senior Subordinated Term Debt (16.3%, Due 11/2014)(E)	8,000	8,000	7,560
		Preferred Stock (2,380,000 shares)(D)(G)		3,725	—
		Guaranty ($3,914)

				11,725	7,560

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value

Galaxy Tool Holding Corp.	Manufacturing — aerospace and plastics	Senior Subordinated Term Debt (13.5%, Due 8/2013)	5,220	5,220	5,220
		Preferred Stock (4,111,907 shares)(D)(G)		19,658	1,439
		Common Stock (48,093 shares)(D)(G)		48	—

				24,926	6,659

Mathey Investments, Inc.	Manufacturing — pipe-cutting and pipe-fitting equipment	Revolving Credit Facility, $718 available (10.0%, Due 3/2012)(E)	1,032	1,032	1,022
		Senior Term Debt (10.0%, Due 3/2013)(E)	2,375	2,375	2,345
		Senior Term Debt (12.0%, Due 3/2014)(E)	3,727	3,727	3,643
		Senior Term Debt (2.5%, Due 3/2014)(E)(F)	3,500	3,500	3,421
		Common Stock (37 shares)(D)(G)		500	—
		Common Stock Warrants (21 shares)(D)(G)		277	—

				11,411	10,431

Neville Limited	Real Estate — investments	Common Stock (100 shares)(D)(G)		610	534

Precision Southeast, Inc.	Manufacturing — injection molding and plastics	Revolving Credit Facility, $251 available (7.5%, Due 12/2011)	749	749	749
		Senior Term Debt (14.0%, Due 12/2015)	7,775	7,775	7,775
		Preferred Stock (19,091 shares)(D)(G)		1,909	1,948
		Common Stock (90,909 shares)(D)(G)		91	305

				10,524	10,777

Tread Corp.	Manufacturing — storage and transport equipment	Senior Subordinated Term Debt (12.5%, Due 5/2013)(E)	5,000	5,000	4,931
		Preferred Stock (832,765 shares)(D)(G)		833	—
		Common Stock (129,067 shares)(D)(G)		1	—
		Common Stock Warrants (1,022,727 shares)(D)(G)		3	—

				5,837	4,931

Venyu Solutions, Inc.	Service — online servicing suite	Senior Subordinated Term Debt (11.3%, Due 10/2015)	7,000	7,000	7,000
		Senior Subordinated Term Debt (14.0%, Due 10/2015)	12,000	12,000	12,000
		Preferred Stock (5,400 shares)(D)(G)		6,000	6,012

				25,000	25,012

Total Control Investments (represented 67.9% of total investments at fair value)				$136,306	$104,062

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULES OF INVESTMENTS (Continued)

MARCH 31, 2011

(DOLLAR AMOUNTS IN THOUSANDS)

Company(A)	Industry	Investment(B)	Principal	Cost	Fair Value

AFFILIATE INVESTMENTS:
Danco Acquisition Corp.	Manufacturing — machining and sheet metal work	Revolving Credit Facility, $400 available (10.0%, Due 10/2011)(E)	$1,100	$1,100	$1,084
		Senior Term Debt (10.0%, Due 10/2012)(E)	2,925	2,925	2,881
		Senior Term Debt (12.5%, Due 4/2013)(E)	8,961	8,961	8,781
		Preferred Stock (25 shares)(D)(G)		2,500	—
		Common Stock Warrants (420 shares)(D)(G)		2	—

				15,488	12,746

Noble Logistics, Inc.	Service — aftermarket auto parts delivery	Revolving Credit Facility, $300 available (4.3%, Due 6/2011)(E)	300	300	206
		Senior Term Debt (9.2%, Due 12/2012)(E)	7,227	7,227	4,951
		Senior Term Debt (10.5%, Due 12/2012)(E)	3,650	3,650	2,500
		Senior Term Debt (10.5%, Due 12/2012)(E)(F)	3,650	3,650	2,500
		Preferred Stock (1,075,000 shares)(D)(G)		1,750	3,026
		Common Stock (1,682,444 shares)(D)(G)		1,683	—

				18,260	13,183

Quench Holdings Corp.	Service — sales, installation and service of water coolers	Senior Subordinated Term Debt (10.0%, Due 8/2013)(E)	8,000	8,000	6,000
		Preferred Stock (388 shares)(D)(G)		2,950	2,627
		Common Stock (35,242 shares)(D)(G)		447	—

				11,397	8,627

Total Affiliate Investments (represented 22.5% of total investments at fair value)				$45,145	$34,556

NON-CONTROL/NON-AFFILIATE INVESTMENTS:
American Greetings Corporation	Manufacturing and design — greeting Cards	Senior Notes (7.4%, Due 6/2016)(C)	$3,043	$3,043	$3,073

B-Dry, LLC	Service — basement waterproofer	Senior Term Debt (11.0%, Due 5/2014)(E)	6,545	6,545	6,512
		Senior Term Debt (11.5%, Due 5/2014)(E)	3,050	3,050	3,035
		Common Stock Warrants (55 shares)(D)(G)		300	39

				9,895	9,586

Fifth Third Processing Solutions, LLC	Service — electronic payment processing	Senior Subordinated Term Debt (8.3%, Due 11/2017)(C)	500	495	509

Survey Sampling, LLC	Service — telecommunications-based sampling	Senior Term Debt (10.7%, Due 12/2012)(C)	2,306	2,308	1,499

Total Non-Control/Non-Affiliate Investments (represented 9.6% of total investments at fair value)				$15,741	$14,667

TOTAL INVESTMENTS(I)				$197,192	$153,285

(A)	Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.
(B)	Percentages represent the weighted average interest rates in effect at March 31, 2011, and due date represents the contractual maturity date.
(C)	Valued based on the indicative bid price on or near March 31, 2011, offered by the respective syndication agent’s trading desk or secondary desk.
(D)	Security is non-income producing.
(E)	Fair value based primarily on opinions of value submitted by Standard & Poor’s Securities Evaluations, Inc. at March 31, 2011.
(F)	LOT of senior debt, meaning if the portfolio company is liquidated, the holder of the LOT is paid after the other senior debt and before the senior subordinated debt.
(G)

Aggregates all shares of such class of stock owned without regard to specific series owned within such class, some series of which may or may not be voting shares, or aggregates all warrants to purchase shares of such class of stock owned without regard to specific series of such class of stock such warrants allow us to purchase.

(H)	Debt security is on non-accrual status.
(I)

Aggregate gross unrealized depreciation for federal income tax purposes is $52,243; aggregate gross unrealized appreciation for federal income tax purposes is $8,336. Net unrealized depreciation is $43,907 based on a tax cost of $197,192.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2012

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA AND AS OTHERWISE INDICATED)

NOTE 1.	ORGANIZATION

Gladstone Investment Corporation (“Gladstone Investment”) was incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005 and completed an initial public offering on June 22, 2005. The terms “we,” “our” and “us” all refer to Gladstone Investment and its consolidated subsidiaries. We are a closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, we have elected to be treated for tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Our investment objective is to achieve a high level of current income and capital gains by investing in debt and equity securities of established private businesses in the United States (“U.S.”).

Gladstone Business Investment, LLC (“Business Investment”), a wholly-owned subsidiary of ours, was established on August 11, 2006 for the sole purpose of owning our portfolio of investments in connection with our line of credit. The financial statements of Business Investment are consolidated with those of Gladstone Investment.

We are externally managed by Gladstone Management Corporation (the “Adviser”), an affiliate of ours.

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These Consolidated Financial Statements and our accompanying notes are prepared in accordance with accounting principles generally accepted in the U.S. and conform to Regulation S-X under the Securities Exchange Act of 1934, as amended. Management believes it has made all necessary adjustments so that the consolidated financial statements are presented fairly and that all such adjustments are of a normal recurring nature. Our accompanying consolidated financial statements include the accounts of us and our wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

Reclassifications

Certain line items on the consolidated statements of assets and liabilities, consolidated statements of operations and consolidated statements of cash flows from prior years’ financial statements have been reclassified to conform to the presentation for the year ended March 31, 2012. These reclassifications had no effect on previously-reported net increase (decrease) in net assets resulting from operations or net assets.

Consolidation

Under Article 6 of Regulation S-X under the Securities Act of 1933, as amended, and the authoritative accounting guidance provided by the AICPA Audit and Accounting Guide for Investment Companies, we are not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which we have a controlling interest.

Use of Estimates

Preparing financial statements requires management to make estimates and assumptions that affect the amounts reported in our Consolidated Financial Statements and accompanying notes. Actual results may differ from those estimates.

Cash and Cash Equivalents

We consider all short-term, highly liquid investments that are both readily convertible to cash and have a maturity of three months or less at the time of purchase to be cash equivalents. Items classified as cash equivalents include temporary investments in commercial paper, United States Treasury securities and money-market funds. Cash and cash equivalents are carried at cost, which approximates fair value. We place our cash and cash equivalents with financial institutions, and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. We seek to mitigate this concentration of credit risk by depositing funds with major financial institutions.

Restricted Cash

Restricted cash is cash held in escrow that was received as part of an asset sale.

Classification of Investments

In accordance with the federal securities laws, we classify portfolio investments on our Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations and Consolidated Schedules of Investments into the following categories:

•	Control Investments—Control investments are generally those in which we own more than 25% of the voting securities or have greater than 50% representation on the board of directors;

•

Affiliate Investments—Affiliate investments are generally those in which we own from 5% to 25% of the voting securities and have less than 50% representation on the board of directors, or is otherwise deemed to be an affiliate of us under the 1940 Act; and

•	Non-Control/Non-Affiliate Investments—Non-Control/Non-Affiliate investments are generally those in which we own less than 5% of the voting securities.

Investment Valuation Policy

We carry our investments at fair value to the extent that market quotations are readily available and reliable and otherwise at fair value as determined in good faith by our board of directors (the “Board of Directors”). In determining the fair value of our investments, our Adviser has established an investment valuation policy (the “Policy”). The Policy has been approved by our Board of Directors, and each quarter, our Board of Directors reviews whether our Adviser has applied the Policy consistently and votes whether to accept the recommended valuation of our investment portfolio. Such determination of fair values may involve subjective judgments and estimates.

We use generally accepted valuation techniques to value our portfolio unless we have specific information about the value of an investment to determine otherwise. From time to time, we may accept an appraisal of a business in which we hold securities. These appraisals are expensive and occur infrequently but provide a third-party valuation opinion that may differ in results, techniques and scope used to value our investments. When we obtain these specific, third-party appraisals, we use estimates of value provided by such appraisals and our own assumptions, including estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date, to value our investments.

The Policy, summarized below, applies to publicly-traded securities, securities for which a limited market exists and securities for which no market exists.

Publicly-traded securities: We determine the value of publicly-traded securities based on the closing price for the security on the exchange or securities market on which it is listed and primarily traded on the valuation date. To the extent that we own restricted securities that are not freely tradable, but for which a public market otherwise exists, we will use the market value of that security, adjusted for any decrease in value resulting from the restrictive feature.

Securities for which a limited market exists: We value securities that are not traded on an established secondary securities market but for which a limited market for the security exists, such as certain participations in, or assignments of, syndicated loans, at the quoted bid price, which are non-binding. In valuing these assets, we assess trading activity in the asset class and evaluate variances in prices and other market insights to determine if any available quoted prices are reliable. In general, if we conclude that quotes based on active markets or trading activity may be relied upon, firm bid prices are requested; however, if firm bid prices are unavailable, we base the value of the security upon the price in the range of the indicative bid price (“IBP”) offered by the respective originating syndication agent’s trading desk, or secondary desk, on or near the valuation date. To the extent that we use the IBP as a basis for valuing the security, the Adviser may take further steps to consider additional information to validate that price in accordance with the Policy.

In the event these limited markets become illiquid to a degree that market prices are no longer readily available, we will value our syndicated loans using alternative methods, such as estimated net present values of the future cash flows, or discounted cash flows (“DCF”). The use of a DCF methodology follows that prescribed by the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures,” which provides guidance on the use of a reporting entity’s own assumptions about future cash flows and risk-adjusted discount rates when relevant, observable inputs, such as quotes in active markets, are not available. When relevant, observable market data does not exist, an alternative outlined in ASC 820 is the valuation of investments based on DCF. For the purposes of using DCF to provide fair value estimates, we consider multiple inputs, such as a risk-adjusted discount rate that incorporates adjustments that market participants would make, both for nonperformance and liquidity risks. As such, we develop a modified discount rate approach that incorporates risk premiums including, among other things, increased probability of default, higher loss given default and increased liquidity risk. The DCF valuations applied to the syndicated loans provide an estimate of what we believe a market participant would pay to purchase a syndicated loan in an active market, thereby establishing a fair value. We apply the DCF methodology in illiquid markets until quoted prices are available or are deemed reliable based on trading activity.

At March 31, 2011, we determined that IBPs were reliable indicators of fair value for our syndicated investments. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we determined that these valuation inputs were classified as Level 3 within the fair value hierarchy as defined in ASC 820. As of March 31, 2012, we had no syndicated investments.

Securities for which no market exists: The valuation methodology for securities for which no market exists falls into three categories: (A) portfolio investments comprised solely of debt securities; (B) portfolio investments in controlled companies comprised of a bundle of securities, which can include debt and equity securities; and (C) portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities.

(A)	Portfolio investments comprised solely of debt securities: Debt securities that are not publicly traded on an established securities market, or for which a limited market does not exist (“Non-Public Debt Securities”), and that are issued by portfolio companies in which we have no equity or equity-like securities, are fair valued utilizing opinions of value submitted to us by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”). We may also submit paid-in-kind (“PIK”) interest to SPSE for its evaluation when it is determined that PIK interest is likely to be received.

(B)	Portfolio investments in controlled companies comprised of a bundle of investments, which can include debt and equity securities: The fair value of these investments is determined based on the total enterprise value (“TEV”) of the portfolio company, or issuer, utilizing a liquidity waterfall approach under ASC 820 for our Non-Public Debt Securities and equity or equity-like securities (e.g., preferred equity, common equity or other equity-like securities) that are purchased together as part of a package where we have control or could gain control through an option or warrant security; both the debt and equity securities of the portfolio investment would exit in the mergers and acquisitions market as the principal market, generally through a sale of the portfolio company. We manage our risk related to these investments at the aggregated issuer level and generally exit the debt and equity securities together. Applying the liquidity waterfall approach to all of the investments of an issuer, we first calculate the TEV of the issuer by incorporating some or all of the following factors:

•	the issuer’s ability to make payments;

•	the earnings of the issuer;

•	recent sales to third parties of similar securities;

•	the comparison to publicly-traded securities; and

•	DCF or other pertinent factors.

In gathering the sales to third parties of similar securities, we may reference industry statistics and use outside experts. TEV is only an estimate of value and may not be the value received in an actual sale. Once we have estimated the TEV of the issuer, we will subtract the value of all the debt securities of the issuer, which are valued at the contractual principal balance. Fair values of these debt securities are discounted for any shortfall of TEV over the total debt outstanding for the issuer. Once the values for all outstanding senior securities, which include all the debt securities, have been subtracted from the TEV of the issuer, the remaining amount, if any, is used to determine the value of the issuer’s equity or equity-like securities. If, in the Adviser’s judgment, the liquidity waterfall approach does not accurately reflect the value of the debt component, the Adviser may recommend that we use a valuation by SPSE, or, if that is unavailable, a DCF valuation technique.

(C)	Portfolio investments in non-controlled companies comprised of a bundle of investments, which can include debt and equity securities: We value Non-Public Debt Securities that are purchased together with equity or equity-like securities from the same portfolio company, or issuer, for which we do not control or cannot gain control as of the measurement date, using a hypothetical, secondary market as our principal market. In accordance with ASC 820 (as amended by the FASB’s Accounting Standards Update No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”),” (“ASU 2011-04”)), we have defined our “unit of account” at the investment level (either debt or equity) and, thus determine our fair value of these non-control investments assuming the sale of an individual security using the standalone premise of value. As such, we estimate the fair value of the debt component using estimates of value provided by SPSE and our own assumptions in the absence of observable market data, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. For equity or equity-like securities of investments for which we do not control or cannot gain control as of the measurement date, we estimate the fair value of the equity based on factors such as the overall value of the issuer, the relative fair value of other units of account, including debt, or other relative value approaches. Consideration is also given to capital structure and other contractual obligations that may impact the fair value of the equity. Furthermore, we may utilize comparable values of similar companies, recent investments and indices with similar structures and risk characteristics or DCF valuation techniques and, in the absence of other observable market data, our own assumptions.

Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly and materially from the values that would have been obtained had a ready market for the securities existed. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security in an orderly transaction between market participants at the measurement date.

Refer to Note 3—Investments for additional information regarding fair value measurements and our application of ASC 820.

Interest Income Recognition

Interest income, adjusted for amortization of premiums and acquisition costs, the accretion of discounts and the amortization of amendment fees, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due, or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis, depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past-due principal and interest are paid, and, in management’s judgment, are likely to remain current, or due to a restructuring such that the interest income is deemed to be collectible. At March 31, 2012, ASH Holdings Corp. (“ASH”) and Country Club Enterprises, LLC (“CCE”) were on non-accrual. These non-accrual loans had an aggregate cost value of $16.4 million, or 8.6% of the cost basis of debt investments in our portfolio, and an aggregate fair value of $0. At March 31, 2011, ASH was on non-accrual with a debt cost basis of $9.3 million, or 6.7% of the cost basis of debt investments in our portfolio, and a fair value of $0.

We did not hold any loans in our portfolio that contained a PIK provision at March 31, 2012; however, during the year ended March 31, 2012, we recorded PIK income of $7. PIK interest, computed at the contractual rate specified in the loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be included in our calculation of distributable income for purposes of complying with our distribution requirements, even though we have not yet collected the cash. The sole loan which had a PIK provision was paid off, at par, during the quarter ended September 30, 2011. We recorded PIK income of $12 for the year ended March 31, 2011.

Other Income Recognition

We generally record success fees upon receipt. Success fees are contractually due upon a change of control in a portfolio company and are recorded in other income in our accompanying Consolidated Statements of Operations. We recorded $0.7 million of success fees during the year ended March 31, 2012, representing prepayments received from Mathey Investments, Inc. (“Mathey”) and Cavert II Holding Corp. (“Cavert”). During the year ended March 31, 2011, we recorded success fees of $5.4 million, including $2.3 million from the exit and payoff of Chase II Holding Corp. (“Chase”), $1.9 million from the exit and payoff of A. Stucki Holding Corp. (“A. Stucki”), $0.8 million from a prepayment received from Cavert and $0.4 million from a prepayment received from Mathey.

Dividend income on preferred equity securities is accrued to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash, and it is recorded in Other income in our accompanying Consolidated Statements of Operations. During the year ended March 31, 2012, we recorded and collected $0.7 million of dividends on accrued preferred shares in connection with the recapitalization of Cavert. During the year ended March 31, 2011, we recorded and collected $4.0 million of dividends accrued on preferred shares of Chase, recorded and collected $0.3 million of dividends on preferred shares of A. Stucki and accrued and received a special dividend of property valued at $0.5 million in connection with the A. Stucki sale.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Gains or losses on the sale of investments are calculated by using the specific identification method. A realized gain or loss is recognized at the trade date, typically when an investment is disposed of, and is computed as the difference between our cost basis in the investment at the disposition date and the net proceeds received from such disposition. Unrealized appreciation or depreciation displays the difference between the fair value of the investment and the cost basis of such investment. We must determine the fair value of each individual investment on a quarterly basis and record changes in fair value as unrealized appreciation or depreciation in our Consolidated Statement of Operations.

Deferred Financing Costs

Deferred financing costs consist of costs incurred to obtain financing, including legal fees, origination fees and administration fees. Costs associated with our line of credit and the issuance of the 7.125% Series A Cumulative Term Preferred Stock, par value $0.001 per share (“Term Preferred Stock”), are deferred and amortized using the straight-line method, which approximates the effective interest method, over the terms of the respective financings. See note 7, “Mandatorily Redeemable Preferred Stock,” for further discussion on the Term Preferred Stock.

Related Party Costs

We have entered into an investment advisory and management agreement (the “Advisory Agreement”) with the Adviser, which is controlled by our chairman and chief executive officer. In accordance with the Advisory Agreement, we pay the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee.

We have entered into an administration agreement (the “Administration Agreement”) with Gladstone Administration, LLC (the “Administrator”) whereby we pay separately for administrative services. These fees are accrued when the services are performed and generally paid one month in arrears. Refer to Note 4 for additional information regarding these related party costs and agreements.

Federal Income Taxes

We intend to continue to qualify for treatment as a RIC under subchapter M of the Code, which generally allows us to avoid paying corporate income taxes on any income or gains that we distribute to our stockholders. We have distributed and intend to distribute sufficient dividends to eliminate taxable income. In an effort to limit certain excise taxes imposed on RICs, we generally distribute during each calendar year, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years.

ASC 740, “Income Taxes” requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. We have evaluated the implications of ASC 740 for all open tax years and in all major tax jurisdictions and determined that there is no material impact on our Consolidated Financial Statements. Our federal tax returns for fiscal years 2009, 2010 and 2011 remain subject to examination by the Internal Revenue Service.

Distributions

Distributions to stockholders are recorded on the ex-dividend date. We are required to pay out at least 90% of our ordinary income and short-term capital gains for each taxable year as a distribution to our stockholders to maintain our status as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. It is our policy to pay out as a distribution up to 100% of those amounts. The amount to be paid out as a distribution is determined by the Board of Directors each quarter and is based on the annual earnings estimated by our management. Based on that estimate, a distribution is declared each quarter and is paid out monthly over the course of the respective quarter. At year-end, we elected to treat a portion of the first distribution paid after year-end as having been paid in the prior year, in accordance with Section 855(a) of the Code. Additionally, at year-end, we may pay a bonus distribution in addition to the monthly distributions to ensure that we have paid out at least 90% of its ordinary income and short-term capital gains for the year. We typically retain long-term capital gains, if any, and do not pay them out as distributions. If we decide to retain long-term capital gains, the portion of the retained capital gains, net of any capital loss carryforward, if applicable, will be subject to a 35% tax.

Recent Accounting Pronouncements

In May 2011, the FASB issued ASU 2011-04, which results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011, and as such we have adopted this ASU beginning with our year ended March 31, 2012. We have increased our disclosures related to Level 3 fair value measurement. There were no related impacts on our financial position or results of operations.

NOTE 3.	INVESTMENTS

ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 provides a consistent definition of fair value that focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

•	Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;

•

Level 2—inputs to the valuation methodology include quoted prices for similar assets and liabilities in active or inactive markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•

Level 3— inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the asset or liability and can include our own assumptions based upon the best available information.

As of March 31, 2012 and 2011, all of our investments were valued using Level 3 inputs. We transfer investments in and out of Level 1, 2 and 3 securities as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the years ended March 31, 2012 and 2011, there were no transfers in or out of Level 1, 2 and 3.

The following table presents the financial assets carried at fair value as of March 31, 2012, by caption on our accompanying Consolidated Statements of Assets and Liabilities and by security type for each of the three applicable levels of hierarchy established by ASC 820 that we used to value our financial assets:

	As of March 31, 2012
	Level 1	Level 3	Total Recurring Fair Value Measurement Reported in Consolidated Statements of Assets and Liabilities
Control Investments
Senior term debt	$—	$47,880	$47,880
Senior subordinated term debt	—	60,149	60,149
Preferred equity	—	36,269	36,269
Common equity/equivalents	—	13,246	13,246

Total Control investments	—	157,544	157,544

Affiliate Investments
Senior term debt	—	37,844	37,844
Senior subordinated term debt	—	10,512	10,512
Preferred equity	—	10,400	10,400
Common equity/equivalents	—	75	75

Total Affiliate investments	—	58,831	58,831

Non-Control/Non-Affiliate Investments
Senior term debt	—	9,162	9,162
Common equity/equivalents	—	115	115

Total Non-Control/Non-Affiliate Investments	—	9,277	9,277

Total Investments at fair value	$—	$225,652	$225,652

Cash Equivalents	85,000	—	85,000

Total Investments and Cash Equivalents	$85,000	$225,652	$310,652

The following table presents the financial instruments carried at fair value as of March 31, 2011, by caption on our accompanying Consolidated Statements of Assets and Liabilities and by security type for each of the three applicable levels of hierarchy established by ASC 820 that we used to value our financial assets:

	As of March 31, 2011
	Level 1	Level 3	Total Fair Value Reported in Consolidated Statement of Assets and Liabilities
Control Investments
Senior term debt	$—	$21,605	$21,605
Senior subordinated term debt	—	56,297	56,297
Preferred equity	—	19,745	19,745
Common equity/equivalents	—	6,415	6,415

Total Control investments	—	104,062	104,062

Affiliate Investments
Senior term debt	—	22,903	22,903
Senior subordinated term debt	—	6,000	6,000
Preferred equity	—	5,653	5,653

Total Affiliate investments	—	34,556	34,556

Non-Control/Non-Affiliate Investments
Senior term debt	—	14,119	14,119
Senior subordinated term debt	—	509	509

Common equity/equivalents	—	39	39

Total Non-Control/Non-Affiliate Investments	—	14,667	14,667

Total Investments at fair value	$—	$153,285	$153,285

Cash Equivalents	60,000	—	60,000

Total Investments and Cash Equivalents	$60,000	$153,285	$213,285

In accordance with ASU 2011-04, the following table provides quantitative information about our Level 3 fair value measurements of our investments as of March 31, 2012. In addition to the techniques and inputs noted in the table below, according to our valuation policy, we may also use other valuation techniques and methodologies when determining our fair value measurements. The below table is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements. The weighted average calculations in the table below are based on the principal balances for all debt-related calculations and on the cost basis for all equity-related calculations for the particular input.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of March 31, 2012	Valuation Techniques/ Methodologies	Unobservable Input	Range / Weighted Average

Portfolio investments in controlled companies comprised of a bundle of investments	$139,053	TEV	EBITDA multiples(B)	5.3 – 8.6 / 6.7
			EBITDA(B)	($185) – $6,697 / $3,473

Portfolio investments in non-controlled companies comprised of a bundle of investments	83,976	TEV	EBITDA multiples(B)	4.4 – 9.2 / 7.0
			EBITDA(B)	$1,110 – $5,662 / $3,585

		SPSE(A)	EBITDA(B)	$1,110 – $5,662 / $3,641
			Risk Ratings(C)	4.3 – 5.9 / 5.1

Other Investments	2,623

Total Fair Value for Level 3 Investments	$225,652

(A)

SPSE makes an independent assessment of the data we submit to them (which includes the financial and operational performance, as well as our internally assessed risk ratings of the portfolio companies—see footnote (C) below) and its own independent data to form an opinion as to what they consider to be the market values for our securities. With regard to its work, SPSE has stated that the data submitted to us is regarded as proprietary in nature.

(B)

Earnings before interest expense, taxes, depreciation and amortization (“EBITDA”) is an unobservable input which is generally based on the most recently available trailing twelve month financial statements submitted to us from the portfolio companies. EBITDA multiples, indexed in accordance with our valuation policy, represent our estimation of where market participants might price these investments. For our bundled debt and equity investments, the EBITDA and EBITDA multiples impact the TEV fair value determination and the value of the issuer’s debt, equity, or equity-like securities are valued in accordance with our liquidity waterfall approach.

(C)

As part of our valuation procedures, we risk rate all of our investments in debt securities. We use a proprietary risk rating system for all our proprietary debt securities. Our risk rating system uses a scale of 0 to 10, with 10 representing the lowest probability of default. The risk rating system covers both qualitative and quantitative aspects of the portfolio company business and the securities we hold.

In general, included in the internally-assessed TEV model used to value our proprietary debt and equity investments, the significant unobservable inputs are the portfolio company’s EBITDA and EBITDA multiples. Holding all other factors constant, increases (decreases) in the EBITDA and/or the EBITDA multiples inputs would result in a higher (lower) fair value measurement. Per our valuation policy, we generally use an indexed EBITDA multiple. EBITDA and EBITDA multiple inputs do not have to directionally correlate since EBITDA is a company performance metric and EBITDA multiples can be influenced by market, industry, size and other factors.

Changes in Level 3 Fair Value Measurements of Investments

The following tables provide the changes in fair value, broken out by security type, during the years ending March 31, 2012 and 2011 for all investments for which we determine fair value using unobservable (Level 3) factors. When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (that is, components that are actively quoted and can be validated to external sources). In these cases, we categorize all of the inputs as the lowest level input within the hierarchy. Accordingly, the gains and losses in the tables below include changes in fair value, due in part to observable factors that are part of the valuation methodology.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)

Fiscal Year 2012:

	Senior Term Debt	Senior Subordinated Term Debt	Preferred Equity	Common Equity/ Equivalents	Total
Year ended March 31, 2012:
Fair value as of March 31, 2011	$58,627	$62,806	$25,398	$6,454	$153,285
Total gains (losses):
Net realized (losses) gains(A)(D)	(1)	5	—	5,087	5,091
Net unrealized (depreciation) appreciation(B)	(9,776)	2,010	4,092	12,858	9,184
Reversal of previously-recorded depreciation (appreciation) upon realization(B)	126	(14)	(686)	(5,447)	(6,021)
New investments, repayments and settlements(C):
Issuances / Originations	52,533	22,385	16,131	249	91,298
Settlements / Repayments	(10,239)	(8,915)	—	—	(19,154)
Sales(D)	—	—	(2,266)	(5,765)	(8,031)
Transfers(E)	3,616	(7,616)	4,000	—	—

Fair value as of March 31, 2012	$94,886	$70,661	$46,669	$13,436	$225,652

Fiscal Year 2011:

	Senior Term Debt	Senior Subordinated Term Debt	Preferred Equity	Common Equity/ Equivalents	Total
Year ended March 31, 2011:
Fair value as of March 31, 2010	$94,359	$71,112	$20,425	$20,962	$206,858
Total gains (losses):
Net realized gains(A)(D)	19	—	—	23,470	23,489
Net unrealized appreciation (depreciation)(B)	2,167	(3,109)	(3,295)	2,908	(1,329)
Reversal of previously-recorded appreciation upon realization(B)	(19)	—	(3,923)	(17,926)	(21,868)
New investments, repayments and settlements(C):
Issuances / Originations	8,736	22,958	11,238	702	43,634
Settlements / Repayments	(46,635)	(15,855)	—	—	(62,490)
Sales(D)	—	—	(11,347)	(23,662)	(35,009)
Transfers(F)	—	(12,300)	12,300	—	—

Fair value as of March 31, 2011	$58,627	$62,806	$25,398	$6,454	$153,285

(A)	Included in Net realized gain (loss) on investments on our accompanying Consolidated Statements of Operations for the years ended March 31, 2012 and 2011.
(B)	Included in Net unrealized appreciation (depreciation) of investments on our accompanying Consolidated Statements of Operations for the years ended March 31, 2012 and 2011.
(C)

Includes increases in the cost basis of investments resulting from new portfolio investments, the amortization of discounts, PIK and other non-cash disbursements to portfolio companies; as well as decreases in the cost basis of investments resulting from principal repayments or sales, the amortization of premiums and acquisition costs, and other cost-basis adjustments.

(D)	Included in Net realized gains (losses) and Sales are post-closing adjustments recorded in the current period related to exits from prior periods.
(E)

Transfer represents $4.0 million of senior subordinated term debt from CCE, at cost as of September 30, 2011, that we converted into preferred equity during the quarter ended December 31, 2011, and $3.6 million of senior subordinated term debt from ASH, at cost as of December 31, 2011, that was transferred into senior debt due to paying off the senior lender.

(F)

Transfer represents $12.3 million of senior subordinated term debt of Galaxy Tool Holding Corp., at cost as of June 30, 2010, that was converted into preferred and common equity during the quarter ended December 31, 2010.

Non-Proprietary Investment Activity

Non-proprietary investments are investments that were not originated by us. During the year ended March 31, 2012, we received full repayment of our non-proprietary loans to Fifth Third Processing Solutions, LLC, Survey Sampling, LLC, and American Greetings Corporation (“AMG”), resulting in aggregate gross proceeds of approximately $5.8 million and a minimal realized gain. As of March 31, 2012, we no longer hold any non-proprietary loans in our investment portfolio.

Proprietary Investment Activity

During the fiscal year ended March 31, 2012, the following significant transactions occurred:

•

In April 2011, we recapitalized our investment in Cavert, from which we received gross cash proceeds of $5.6 million from the sale of our common equity, resulting in a realized gain of $5.5 million, $2.3 million in a partial redemption of our preferred stock and $0.7 million in preferred dividends. At the same time, we invested $5.7 million in new subordinated debt in Cavert. Cavert was reclassified from a Control investment to an Affiliate investment during the three months ended June 30, 2011.

•

In April 2011, we invested $16.4 million in a new Control investment, Mitchell Rubber Products, Inc. (“Mitchell”), consisting of subordinated debt and preferred and common equity. Mitchell, headquartered in Mira Loma, California, develops, mixes and molds rubber compounds for specialized applications in the non-tire rubber market.

•

In August 2011, we invested $28.1 million in a new Control investment, SOG Specialty Knives and Tools, LLC (“SOG”), consisting of senior debt and preferred equity. SOG, headquartered in Lynnwood, Washington, designs and produces specialty knives and tools for the hunting/outdoors, military/law enforcement and industrial markets.

•

In September 2011, we invested $14.1 million in a new Control investment, SBS Industries, Inc. (“SBS”), consisting of senior debt and preferred and common equity. SBS, headquartered in Tulsa, Oklahoma, is a manufacturer and value-added distributor of special fasteners and threaded screw products.

•

In October 2011, we received full repayment of our senior subordinated term loan to Quench Holdings Corp. (“Quench”), resulting in gross proceeds of $8.0 million. We still hold preferred and common equity in Quench.

•

In November 2011, we sold Neville Limited (“Neville”) for gross proceeds of approximately $0.3 million, recognizing a realized loss of $0.3 million on the sale. Neville was property we received in connection with the A. Stucki sale in June 2010.

•

In December 2011, we restructured our investment in CCE, converting $4.0 million of senior subordinated debt into preferred shares of CCE in a non-cash transaction. We also received additional preferred shares as consideration for past-due interest and other receivables owed from CCE.

•

In December 2011, we invested $19.6 million in a new Affiliate investment, Channel Technologies Group, LLC (“Channel Technologies”), consisting of senior debt and preferred and common equity. Channel Technologies, headquartered in Santa Barbara, California, designs and manufactures products used in military, commercial and medical applications.

Refer to Note 15, “Subsequent Events,” for investment activity occurring subsequent to March 31, 2012.

Investment Concentrations

As of March 31, 2012, we had investments in 17 portfolio companies in 12 states and 11 different industries with an aggregate fair value of $225.7 million, of which SOG, Acme Cryogenics, Inc. (“Acme”), and Venyu Solutions, Inc. (“Venyu”), collectively, comprised approximately $81.7 million, or 36.2%, of our total investment portfolio, at fair value. The following table outlines our investments by security type at March 31, 2012 and 2011:

	March 31, 2012				March 31, 2011
	Cost		Fair Value		Cost		Fair Value
Senior term debt	$110,475	41.5%	$94,886	42.0%	$64,566	32.8%	$58,627	38.2%
Senior subordinated term debt	80,461	30.2	70,661	31.3	74,602	37.8	62,806	41.0
Preferred equity	71,084	26.6	46,669	20.7	52,922	26.8	25,398	16.6
Common equity/equivalents	4,375	1.7	13,436	6.0	5,102	2.6	6,454	4.2

Total investments	$266,395	100.0%	$225,652	100.0%	$197,192	100.0%	$153,285	100.0%

Investments at fair value consisted of the following industry classifications at March 31, 2012 and 2011:

	March 31, 2012		March 31, 2011
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Chemicals, Plastics, and Rubber	$46,793	20.7%	$19,906	13.0%
Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	30,770	13.6	10,431	6.8
Leisure, Amusement, Motion Pictures, Entertainment	30,096	13.3	—	—
Diversified/Conglomerate Manufacturing	29,017	12.9	12,746	8.3
Containers, Packaging, and Glass	24,332	10.8	29,029	19.0
Electronics	23,330	10.3	25,012	16.3
Cargo Transport	13,017	5.8	13,183	8.6
Oil and Gas	9,684	4.3	4,931	3.2
Buildings and Real Estate	9,277	4.1	10,120	6.6
Aerospace and Defense	6,713	3.0	6,659	4.4
Home and Office Furnishings, Housewares, and Durable Consumer Products	2,623	1.2	8,627	5.6
Automobile	—	—	7,560	4.9
Printing and Publishing	—	—	3,073	2.0
Telecommunications	—	—	1,499	1.0
Diversified/Conglomerate Service	—	—	509	0.3

Total Investments	$225,652	100.0%	$153,285	100.0%

The investments, at fair value, were included in the following geographic regions of the U.S. as of March 31, 2012 and 2011:

	March 31, 2012		March 31, 2011
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
South	$128,902	57.1%	$92,172	60.1%
West	59,112	26.2	12,746	8.3
Northeast	30,924	13.7	38,126	24.9
Midwest	6,714	3.0	10,241	6.7

Total Investments	$225,652	100.0%	$153,285	100.0%

The geographic region indicates the location of the headquarters for our portfolio companies. A portfolio company may have additional business locations in other geographic regions.

Investment Principal Repayments

The following table summarizes the contractual principal repayments and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, at March 31, 2012:

		Amount
For the fiscal year ending March 31:	2013	$36,453
	2014	29,568
	2015	32,887
	2016	26,775
	2017	65,485
	Thereafter	—

	Total contractual repayments	$191,168
	Investments in equity securities	75,459
	Adjustments to cost basis on debt securities	(232)

	Total cost basis of investments held at March 31, 2012:	$266,395

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs that we incurred on behalf of portfolio companies and are included in other assets on our accompanying Condensed Consolidated Statements of Assets and Liabilities. We maintain an allowance for uncollectible receivables from portfolio companies, which is determined based on historical experience and management’s expectations of future losses. We charge the accounts receivable to the established provision when collection efforts have been exhausted and the receivables are deemed uncollectible. As of March 31, 2012 and 2011, we had gross receivables from portfolio companies of $0.3 million and $0.5 million, respectively. The allowance for uncollectible receivables was $0 and $0.1 million at March 31, 2012 and 2011, respectively.

NOTE 4.	RELATED PARTY TRANSACTIONS

Investment Advisory and Management Agreement

We have entered into an investment advisory and management agreement with the Adviser (the “Advisory Agreement”), which is controlled by our chairman and chief executive officer. In accordance with the Advisory Agreement, we pay the Adviser certain fees as compensation for its services, such fees consisting of a base management fee and an incentive fee. On July 12, 2011, the Board of Directors approved the renewal of the Advisory Agreement through August 31, 2012.

The following table summarizes the management fees, incentive fees and associated credits reflected in our accompanying Consolidated Statements of Operations:

	Year Ended March 31,
	2012	2011
Average total assets subject to base management fee(A)	$219,300	$198,950
Multiplied by annual base management fee of 2%	2.0%	2.0%

Base management fee(B)	4,386	3,979
Reduction for loan servicing fees	(3,031)	(2,743)

Adjusted base management fee	$1,355	$1,236

Credits to base management fee from Adviser:
Fee reduction for the waiver of 2.0% fee on senior syndicated loans to 0.5%	—	(15)
Credit for fees received by Adviser from the portfolio companies	(1,106)	(665)

Credit to base management fee from Adviser	(1,106)	(680)

Net base management fee	$249	$556

Incentive fee(B)	$19	$2,949
Credit from voluntary, irrevocable waiver issued by Adviser’s board of directors(C)	(54)	—

Net incentive fee	$(35)	$2,949

Total credits to fees:
Fee reduction for the voluntary, irrevocable waiver of 2.0% fee on senior syndicated loans to 0.5%	$—	$(15)
Credit for fees received by Adviser from portfolio companies	(1,106)	(665)
Incentive fee credit	(54)	—

Credit to base management and incentive fees from Adviser(B)	$(1,160)	$(680)

(A)

Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.

(B)	Reflected as a line item on our accompanying Consolidated Statement of Operations.
(C)

The credit to the incentive fee for the year ended March 31, 2012, was due to a payment of the incentive fee during the three months ended June 30, 2010, in relation to the dividend income recognized based on a best-efforts valuation of Neville, the property received in connection with the A. Stucki sale in June 2010. This property was sold during November 2011, resulting in an exit at a lower amount than the dividend recognized during the three months ended June 30, 2010. The Adviser determined to retroactively apply the exit value to the incentive fee calculation for the three months ended June 30, 2010, resulting in an additional credit of $54, which was recorded during the three months ended December 31, 2011.

Base Management Fee

The base management fee is payable quarterly and assessed at an annual rate of 2.0%, computed on the basis of the value of our average gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. In addition, the following three items are adjustments to the base management fee calculation:

•	Loan Servicing Fees

The Adviser also services the loans held by Business Investment, in return for which it receives a 2.0% annual fee based on the monthly aggregate outstanding balance of loans pledged under our line of credit. Since we own these loans, all loan servicing fees paid to the Adviser are treated as reductions directly against the 2.0% base management fee under the Advisory Agreement.

•	Senior Syndicated Loan Fee Waiver

Our Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such senior syndicated loan participations, for the years ended March 31, 2012 and 2011, to the extent applicable.

•	Portfolio Company Fees

Under the Advisory Agreement, the Adviser has also provided, and continues to provide, managerial assistance and other services to our portfolio companies and may receive fees for services other than managerial assistance. 50% of certain of these fees and 100% of others are credited against the base management fee that we would otherwise be required to pay to the Adviser.

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). We will pay the Adviser an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

•

100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Our Board of Directors accepted an unconditional and irrevocable voluntary waiver from the Adviser to reduce the income-based incentive fee during the three months ended December 31, 2011, related to the Neville sale as described above.

The second part of the incentive fee is a capital gains-based incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since our inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains-based incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. No capital gains-based incentive fee has been recorded for us from our inception through March 31, 2012, as cumulative unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with GAAP, a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. No GAAP accrual for a capital gains-based incentive fee has been recorded for us from our inception through March 31, 2012.

As a BDC, we make available significant managerial assistance to our portfolio companies and provides other services to such portfolio companies. Although neither we nor our Adviser receive fees in connection with managerial assistance, the Adviser provides other services to our portfolio companies and receives fees for these services.

Administration Agreement

We have entered into an administration agreement with Gladstone Administration, LLC, an affiliate of the Adviser, whereby we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of the Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including, but not limited to, rent and the salaries and benefits expenses of our chief financial officer and treasurer, chief compliance officer, internal counsel and their respective staffs. Our allocable portion of administrative expenses is generally derived by multiplying the Administrator’s total allocable expenses by the percentage of our total assets at the beginning of the quarter in comparison to the total assets at the beginning of the quarter of all companies managed by the Adviser under similar agreements. On July 12, 2011, our Board of Directors approved the renewal of the Administration Agreement through August 31, 2012.

Related Party Fees Due

Amounts due to related parties on our accompanying Condensed Consolidated Statements of Assets and Liabilities were as follows:

	As of March 31,
	2012	2011
Base management fee due to Adviser	$295	$341
Loan servicing fee due to Adviser	218	157
Incentive fee credit from Adviser	(54)	—
Other	37	1

Total fees due to Adviser	$496	$499

Fee due to Administrator	$218	$171

Total related party fees due	$714	$670

NOTE 5.	BORROWINGS

Line of Credit

On April 14, 2009, through our wholly-owned subsidiary, Business Investment, we entered into a second amended and restated credit agreement providing for a $50.0 million revolving line of credit (the “Credit Facility”) arranged by Branch Banking and Trust Company (“BB&T”) as administrative agent. Key Equipment Finance Inc. also joined the Credit Facility as a committed lender.

On April 13, 2010, we entered into a third amended and restated credit agreement which extended the maturity date of the Credit Facility to April 13, 2012. Advances under the Credit Facility generally bear interest at the 30-day London Interbank Offered Rate (“LIBOR”) (subject to a minimum rate of 2.0%), plus 4.5% per annum, with a commitment fee of 0.50% per annum on undrawn amounts when advances outstanding are above 50.0% of the commitment and 1.0% on undrawn amounts if the advances outstanding are below 50.0% of the commitment.

On October 26, 2011, we entered into a fourth amended and restated credit agreement to increase the commitment amount under the Credit Facility to $60.0 million, reduce the interest rate and extend the maturity date. Subject to certain terms and conditions, the Credit Facility may be expanded up to a total of $175.0 million through the addition of other committed lenders to the facility. The Credit Facility matures on October 25, 2014 (the “Maturity Date”), and, if not renewed or extended by the Maturity Date, all principal and interest will be due and payable on or before October 25, 2015 (one year after the Maturity Date). Advances under the Credit Facility will generally bear interest at 30-day LIBOR, plus 3.75% per annum, with an unused fee of 0.50% on undrawn amounts. There are two one-year extension options, to be agreed upon by all parties, which may be exercised, subject to compliance with the covenants set forth in the credit agreement, on or before October 26, 2012 and October 26, 2013, as applicable.

The following tables summarize noteworthy information related to our Credit Facility:

	As of March 31,
	2012	2011
Commitment amount	$60,000	$50,000
Borrowings outstanding at cost	—	—
Availability	58,399	33,866

	For the Years Ended March 31,
	2012	2011
Weighted average borrowings outstanding	$7,336	$2,945
Effective interest rate(A)	10.0%	22.7%
Commitment (unused) fees incurred	$371	$475

(A)	Excludes the impact of deferred financing fees.

Interest is payable monthly during the term of the Credit Facility. Available borrowings are subject to various constraints imposed under the Credit Facility, based on the aggregate loan balance pledged by Business Investment, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.

The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with The Bank of New York Mellon Trust Company, N.A as custodian. BB&T is also the trustee of the account and remits the collected funds to us once a month.

The Credit Facility contains covenants that require Business Investment to maintain its status as a separate legal entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict certain material changes to our credit and collection policies without the lenders’ consent. The Credit Facility also limits payments on distributions to the aggregate net investment income for each of the twelve month periods ending March 31, 2011, 2012, 2013, 2014 and 2015. Business Investment is also subject to certain limitations on the type of loan investments it can apply toward availability credit in the borrowing base, including restrictions on geographic concentrations, sector concentrations, loan size, dividend payout, payment frequency and status, average life and lien property. The Credit Facility further requires Business Investment to comply with other financial and operational covenants, which obligate Business Investment to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of obligors required in the borrowing base of the credit agreement. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth of $155.0 million plus 50.0% of all equity and subordinated debt raised after October 26, 2011, (ii) “asset coverage” with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Section 18 of the 1940 Act and (iii) its status as a BDC under the 1940 Act and as a RIC under the Code. As of March 31, 2012, we were in compliance with all covenants.

Short-Term Loan

Similar to previous quarter ends, to maintain our status as a RIC, we purchased $85.0 million of short-term U.S. Treasury Bills (“T-Bills”) through Jefferies & Company, Inc. (“Jefferies”) on March 28, 2012. As these T-Bills have a maturity of less than three months, we consider them to be cash equivalents and include them in Cash and cash equivalents on our accompanying Consolidated Statement of Assets and Liabilities as of March 31, 2012. The T-Bills were purchased on margin using $9.0 million in cash and the proceeds from a $76.0 million short-term loan from Jefferies with an effective annual interest rate of approximately 0.64%. On April 5, 2012, when the T-Bills matured, we repaid the $76.0 million loan from Jefferies and received back the $9.0 million margin payment sent to Jefferies to complete the transaction.

Fair Value

We elected to apply ASC 825, “Financial Instruments,” specifically for our Credit Facility and short-term loan, which was consistent with the application of ASC 820 to our investments. Generally, we estimate the fair value of our Credit Facility using estimates of value provided by an independent third party and our own assumptions in the absence of observable market data, including estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. As there were no borrowings outstanding under our Credit Facility at either March 31, 2012 or 2011, no estimate of fair value was performed at either fiscal year-end. Additionally, due to the eight-day duration of the short-term loan, cost was deemed to approximate fair value. At both March 31, 2012 and 2011, all of our borrowings were valued using Level 3 inputs. The following tables present the short-term loan and Credit Facility and carried at fair value as of March 31, 2012 and 2011, by caption on our accompanying Consolidated Statements of Assets and Liabilities for Level 3 of the hierarchy established by ASC 820 and a roll-forward of the changes in fair value during the years ended March 31, 2012 and 2011:

	Level 3 – Borrowings
	Total Recurring Fair Value Measurement Reported in Consolidated Statements of Assets and Liabilities
	March 31, 2012	March 31, 2011
Short-Term Loan	$76,005	$40,000
Credit Facility	—	—

Total	$76,005	$40,000

	Short-Term Loan	Credit Facility	Total Fair Value Reported in Consolidated Statements of Assets and Liabilities
Year ended March 31, 2012:
Fair value at March 31, 2011	$40,000	$—	$40,000
Borrowings	254,507	59,200	313,707
Repayments	(218,502)	(59,200)	(277,702)

Fair value at March 31, 2012	$76,005	$—	$76,005

Year ended March 31, 2011:
Fair value at March 31, 2010	$75,000	$27,812	$102,812
Borrowings	207,401	24,000	231,401
Repayments	(242,401)	(51,800)	(294,201)
Net unrealized depreciation(A)	—	(12)	(12)

Fair value at March 31, 2011	$40,000	$—	$40,000

(A)	Included in Net unrealized appreciation (depreciation) of other on our accompanying Consolidated Statement of Operations for the years ended March 31, 2012, 2011 and 2010.

The fair value of the collateral under our Credit Facility was approximately $228.3 million and $146.3 million at March 31, 2012 and 2011, respectively. The fair value of the collateral under the short-term loan was approximately $85.0 million and $44.0 million as of March 31, 2012 and 2011, respectively.

NOTE 6.	INTEREST RATE CAP AGREEMENTS

We have entered into multiple interest rate cap agreements with BB&T that effectively limit the interest rate on a portion of the borrowings under the line of credit pursuant to the terms of our Credit Facility. The agreements provide that the interest rate on a portion of our borrowings is capped at a certain interest rate when 30-day LIBOR is in excess of that certain interest rate. The fair value of the interest rate cap agreements is recorded in other assets on our accompanying Consolidated Statements of Assets and Liabilities. We record changes in the fair value of the interest rate cap agreements quarterly based on the current market valuations at quarter end as net unrealized appreciation (depreciation) of other on our accompanying Consolidated Statements of Operations. Generally, we will estimate the fair value of our interest rate caps using estimates of value provided by the counterparty and our own assumptions in the absence of observable market data, including estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. At both March 31, 2012 and 2011, our interest rate cap agreements were valued using Level 3 inputs. The following table summarizes the key terms of each interest rate cap agreement:

Interest Rate Cap(A)	Notional Amount	LIBOR Cap	Effective Date	Maturity Date	As of March 31,
					2012			2011
					Cost		Fair Value	Cost	Fair Value
May 2009	$45,000	6.5%	May 2009	May 2011	$—	(B)	$—	$40	$—
April 2010	45,000	6.0	May 2011	May 2012	41		—	41	4
December 2011	50,000	6.0	May 2012	October 2013	29		2	—	—

(A)	Indicates date we entered into the interest rate cap agreement with BB&T.
(B)	In May 2011, upon expiration of the May 2009 Cap, we recognized a realized loss of $40.

The use of a cap agreement involves risks that are different from those associated with ordinary portfolio securities transactions. Cap agreements may be considered to be illiquid. Although we will not enter into any such agreements unless we believe that the other party to the transaction is creditworthy, we do bear the risk of loss of the amount expected to be received under such agreements in the event of default or bankruptcy of the agreement counterparty.

NOTE 7.	MANDATORILY REDEEMABLE PREFERRED STOCK

On March 6, 2012, we completed a public offering of 1,400,000 shares of Term Preferred Stock at a public offering price of $25.00 per share. Gross proceeds totaled $35.0 million, and net proceeds, after deducting underwriting discounts and offering expenses borne by us, were $33.2 million, a portion of which was used to repay borrowings under our Credit Facility, with the remaining proceeds being held to make additional investments and for general corporate purposes. In connection with the offering, the underwriters exercised their option to purchase an additional 200,000 shares of our Term Preferred Stock to cover over-allotments, which resulted in gross proceeds of $5.0 million and net proceeds, after deducting underwriting discounts, of $4.8 million. These proceeds are also being held to make additional investments and for general corporate purposes. We incurred $2.0 million in total offering costs related to these transactions, which have been recorded as deferred financing costs on our Consolidated Statements of Assets and Liabilities and will be amortized over the redemption period ending February 28, 2017.

The shares have a redemption date of February 28, 2017, and are traded under the ticker symbol of GAINP on the NASDAQ Global Select Market. The Term Preferred Stock is not convertible into our common stock or any other security. The Term Preferred Stock provides for a fixed dividend equal to 7.125% per year, payable monthly (which equates to approximately $2.9 million per year). We are required to redeem all of the outstanding Term Preferred Stock on February 28, 2017, for cash at a redemption price equal to $25.00 per share, plus an amount equal to accumulated but unpaid dividends, if any, to, but excluding, the date of redemption. In addition, there are three other potential redemption triggers: 1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of the outstanding Term Preferred Stock, 2) if we fail to maintain an asset coverage ratio of at least 200%, we are required to redeem a portion of the outstanding Term Preferred Stock or otherwise cure the ratio redemption trigger and 3) at our sole option, at any time on or after February 28, 2016, we may redeem some or all of the Term Preferred Stock.

Our Board of Directors declared the following distribution to preferred stockholders for the year ended March 31, 2012:

Fiscal Year	Time Period	Declaration Date	Record Date	Payment Date	Distribution per Term Preferred Share
2012	March 6 – 31(A)	March 12, 2012	March 22, 2012	March 30, 2012	$0.12369792

Year Ended March 31, 2012:					$0.12369792

(A)	March 2012 was prorated from the time the Term Preferred Stock was issued and outstanding as per our final prospectus supplement dated February 28, 2012.

The tax character of distributions paid by us to preferred stockholders is from ordinary income.

In accordance with ASC 480, “Distinguishing Liabilities from Equity,” mandatorily redeemable financial instruments should be classified as liabilities on the balance sheet, and, therefore, the related dividend payments are treated as dividend expense on our statement of operations as of the ex-dividend date.

NOTE 8.	COMMON STOCK

Registration Statement

On July 21, 2009, we filed a registration statement on Form N-2 (Registration No. 333-160720) that was amended on October 2, 2009, and declared effective by the SEC on October 8, 2009. We filed post-effective amendments to such registration statement on August 24, 2010, and November 22, 2010, which the SEC declared effective on December 23, 2010. We also filed post-effective amendments to the registration statement on June 17, 2011, and August 17, 2011, which the SEC declared effective on September 9, 2011. This registration statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, including through a combined offering of such securities. Currently, we have the availability to raise up to $260.0 million of additional equity capital through the sale of securities that are registered under the Registration Statement in one or more future public offerings.

NOTE 9.	NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE

The following table sets forth the computation of basic and diluted net increase in net assets resulting from operations per common share for the years ended March 31, 2012 and 2011:

	Year Ended March 31,
	2012	2011
Numerator for basic and diluted net increase in net assets resulting from operations per common share	$21,966	$16,439
Denominator for basic and diluted weighted average common shares	22,080,133	22,080,133

Basic and diluted net increase in net assets resulting from operations per common share	$0.99	$0.74

NOTE 10.	DISTRIBUTIONS TO COMMON STOCKHOLDERS

Distributions

We are required to pay out as a distribution 90% of our ordinary income and short-term capital gains for each taxable year in order to maintain our status as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. It is our policy to pay out as a distribution up to 100% of those amounts. The amount to be paid out as a distribution is determined by our Board of Directors each quarter and is based on our estimated taxable income by management. Based on that estimate, three monthly distributions are declared each quarter. At year-end, we may pay a bonus distribution, in addition to the monthly distributions, to ensure that we have paid out at least 90% of our ordinary income and realized net short-term capital gains for the year. Long-term capital gains are primarily composed of gains from the sale of securities held for one year or more. Additionally, prior to January 1, 2011, we treated the success fee amounts as a capital gain for tax characterization purposes. However, beginning January 1, 2011, the success fee amounts are characterized as ordinary income for tax purposes. The approved change in accounting method does not require us to retroactively change the capital gains treatment of the success fees received prior to January 1, 2011. As a result, we are required to distribute such amounts to our stockholders in order to maintain RIC status for success fees we receive after January 1, 2011.

We may decide to retain long-term capital gains from the sale of securities, if any, and not pay them out as distributions; however, the Board of Directors may decide to declare and pay out capital gains during any fiscal year. If we decide to retain long-term capital gains, the portion of the retained capital gains will be subject to a 35% tax. The tax characteristics of all distributions will be reported to stockholders on Form 1099 at the end of each calendar year. For calendar years ended December 31, 2011 and 2010, 100% of our distributions during these periods were deemed to be paid from ordinary income.

Our Board of Directors declared the following monthly distributions to common stockholders for the years ended March 31, 2012 and 2011:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2012	April 12, 2011	April 22, 2011	April 29, 2011	$0.045
	April 12, 2011	May 20, 2011	May 31, 2011	0.045
	April 12, 2011	June 20, 2011	June 30, 2011	0.045
	July 12, 2011	July 22, 2011	July 29, 2011	0.050
	July 12, 2011	August 19, 2011	August 31, 2011	0.050
	July 12, 2011	September 22, 2011	September 30, 2011	0.050
	October 11, 2011	October 21, 2011	October 31, 2011	0.050
	October 11, 2011	November 17, 2011	November 30, 2011	0.050
	October 11, 2011	December 21, 2011	December 30, 2011	0.050
	January 10, 2012	January 12, 2012	January 31, 2012	0.050
	January 10, 2012	February 21, 2012	February 29, 2012	0.050
	January 10, 2012	March 22, 2012	March 30, 2012	0.050
	March 12, 2012	March 22, 2012	March 30, 2012	0.030	(A)

Year Ended March 31, 2012:				$0.615

2011	April 7, 2010	April 22, 2010	April 30, 2010	$0.040
	April 7, 2010	May 20, 2010	May 28, 2010	0.040
	April 7, 2010	June 22, 2010	June 30, 2010	0.040
	July 7, 2010	July 22, 2010	July 30, 2010	0.040
	July 7, 2010	August 23, 2010	August 31, 2010	0.040
	July 7, 2010	September 22, 2010	September 30, 2010	0.040
	October 5, 2010	October 21, 2010	October 29, 2010	0.040
	October 5, 2010	November 19, 2010	November 30, 2010	0.040
	October 5, 2010	December 23, 2010	December 31, 2010	0.040
	January 11, 2011	January 21, 2011	January 31, 2011	0.040
	January 11, 2011	February 21, 2011	February 28, 2011	0.040
	January 11, 2011	March 21, 2011	March 31, 2011	0.040

Year Ended March 31, 2011:				$0.480

(A)	A bonus dividend on our common stock of $0.03 per share was declared by our Board of Directors due to performance in fiscal year 2012.

Aggregate common distributions declared quarterly and paid for the years ended March 31, 2012 and 2011 were approximately $13.6 million and $10.6 million, respectively, which were declared based on estimates of net investment income for the respective fiscal years. For the fiscal year ended March 31, 2012, taxable income available for common distributions exceeded distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat a portion of the first common distribution paid in fiscal year 2013 as having been paid in the prior year. Taxable income available for distributions also exceeded distributions declared and paid in fiscal year 2011, and we elected to treat a portion of the first distribution paid in fiscal year 2012 as having been paid in the prior year.

Distribution of Income and Gains

Our estimated taxable income is generally declared and distributed to stockholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to us if not distributed, and, therefore, will generally be distributed or will be deemed to be distributed at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, we may periodically make reclassifications among certain capital accounts without impacting our net asset value. The following tables include these adjustments for the years ended March 31, 2012 and 2011.

The components of net assets on a tax basis were as follows:

	Year Ended March 31,
	2012	2011
Common stock	$22	$22
Paid-in-capital	257,131	257,192
Net unrealized depreciation of investments	(41,115)	(43,907)
Net unrealized depreciation of other	(68)	(76)
Undistributed ordinary income	694	495
Capital loss carryforward	(9,360)	(14,585)
Post October loss deferral	(105)	—
Other temporary differences	(1)	(330)
Other	18	18

Net assets	$207,216	$198,829

We intend to retain realized gains first to the extent we have available capital loss carryforwards and second, through a deemed distribution. As of March 31, 2012, we had $9.4 million of capital loss carryforwards that expire in 2018.

For the years ended March 31, 2012 and 2011, we recorded the following adjustments for permanent book-tax differences to reflect tax character. The adjustments in 2011 relate to success fees received prior to January 1, 2011, which were treated as capital gains for tax purposes, and accrued interest written off for GAAP purposes. Results of operations and net assets were not affected by this revision.

	Tax Year Ended March 31,
	2012	2011
Undistributed net investment income	$(8)	$(5,433)
Accumulated net realized loss	69	5,433
Paid-in-capital	(61)	—

The tax character of distributions paid by us to common stockholders is summarized as follows:

	Tax Year Ended March 31,
	2012	2011
Distributions from ordinary income	$13,579	$10,598
Distributions from return of capital	—	—

Total common distributions	$13,579	$10,598

NOTE 11.	FEDERAL AND STATE INCOME TAXES

We intend to continue to qualify for treatment as a RIC under subchapter M of the Code. As a RIC, we will not be subject to federal income tax on the portion of our taxable income and gains distributed to common stockholders. To qualify as a RIC, we are required to distribute at least 90% of our investment company taxable income, as defined by the Code. We intend to distribute a minimum of 90% of our ordinary income, and, as a result, no income tax provisions have been recorded. We may, but do not intend to, pay out a return of capital. In an effort to limit certain excise taxes imposed on RICs, we generally distribute during each calendar year, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. For the calendar years ended December 31, 2011 and 2010, we incurred $30 and $24, respectively, in excise taxes.

We must also meet the asset diversification threshold under the Code’s rules applicable to a RIC, which is referred to herein as the 50% threshold. For each quarter end since June 30, 2009 (the “measurement dates”), we satisfied the 50% threshold through the purchase of short-term qualified securities, which was funded primarily through a short-term loan agreement. Subsequent to the measurement dates, the short-term qualified securities matured, and we repaid the short-term loan, at which time we again fell below the 50% threshold. As of the date of this filing, we remain below the 50% threshold. Thus, while we currently qualify as a RIC despite our current inability to meet the 50% threshold and potential inability to do so in the future, if we make any additional investments before regaining compliance with the asset diversification test, our RIC status will be threatened. Failure to meet the 50% threshold alone will not result in loss of RIC status in our current situation. In circumstances where the failure to meet the 50% threshold as of a quarterly measurement date is the result of fluctuations in the value of assets, including as a result of the sale of assets, as in our present situation, we are still deemed to have satisfied the asset diversification test and, therefore, maintain our RIC status, as long as we have not made any new investments, including additional investments in our existing portfolio companies (such as advances under outstanding lines of credit), since the time that we fell below the 50% threshold. If we make an investment and do not regain compliance with the 50% threshold prior to the next quarterly measurement date following the investment, we would have thirty days to “cure” our failure of the asset diversification test to avoid a loss of RIC status. Potential cures for failure of the asset diversification test include raising additional equity or debt capital or changing the composition of our assets, which could include full or partial divestitures of investments, such that we would once again meet or exceed the 50% threshold.

Additionally, under the RIC Act, we will be permitted to carry forward capital losses incurred in taxable years beginning after March 31, 2011, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than be considered all short-term, as permitted under the previous regulation.

NOTE 12.	COMMITMENTS AND CONTINGENCIES

At March 31, 2012, we have lines of credit commitments to certain of our portfolio companies that have not been fully drawn. Since these lines of credit have expiration dates and we expect many will never be fully drawn, the total line of credit commitment amounts do not necessarily represent future cash requirements.

In addition to the lines of credit to certain portfolio companies, we have also extended certain guaranties on behalf of some of our portfolio companies. As of March 31, 2012, we have not been required to make any payments on the guaranties discussed below, and we consider the credit risk to be remote and the fair values of the guaranties to be minimal.

•

In October 2008, we executed a guaranty of a vehicle finance facility agreement (the “Finance Facility”) between Ford Motor Credit Company (“Ford”) and ASH. The Finance Facility provides ASH with a line of credit of up to $0.8 million for component Ford parts used by ASH to build truck bodies under a separate contract. Ford retains title and ownership of the parts. The guaranty of the Finance Facility will expire upon termination of the separate parts supply contract with Ford or upon replacement of us as guarantor.

•

In February 2010, we executed a guaranty of a wholesale financing facility agreement (the “Floor Plan Facility”) between Agricredit Acceptance, LLC (“Agricredit”) and CCE. The Floor Plan Facility provides CCE with financing of up to $2.0 million to bridge the time and cash flow gap between the order and delivery of golf carts to customers. The guaranty was renewed in February 2011 and again in February 2012 and expires in February 2013, unless it is renewed again by us, CCE and Agricredit. In connection with this guaranty and its subsequent renewals, we recorded aggregate premiums of $0.2 million from CCE.

•

In April 2010, we executed a guaranty of vendor recourse for up to $2.0 million in individual customer transactions (the “Recourse Facility”) between Wells Fargo Financial Leasing, Inc. and CCE. The Recourse Facility provides CCE with the ability to provide vendor recourse up to a limit of $2.0 million on transactions with long-time customers who lack the financial history to qualify for third-party financing. The terms to maturity of these individual transactions range from October 2014 to October 2016. In connection with this guaranty, we received a premium of $0.1 million from CCE.

We estimated the fair value of such unused commitments and guaranties as of March 31, 2012 and 2011 to be minimal; and therefore, they are not recorded on our accompanying Consolidated Statements of Assets and Liabilities. The following table summarizes the dollar balance of unused line of credit commitments and guaranties as of March 31, 2012 and 2011:

	As of March 31,
	2012	2011
Unused line of credit commitments	$1,671	$2,386
Guaranties	4,748	4,664

Total	$6,419	$7,050

Escrow Holdbacks

From time to time, we will enter into arrangements as it relates to exits of certain investments whereby specific amounts of the proceeds are held in escrow in order to be used to satisfy potential obligations as stipulated in the sales agreements. We record escrow amounts in restricted cash on our accompanying Consolidated Statements of Assets and Liabilities. We establish a contingent liability against the escrow amounts if we determine that it is probable and estimable that a portion of the escrow amounts will not be ultimately received at the end of the escrow period. The aggregate contingent liability amounted recorded against the escrow amounts was $0.6 million and $0.9 million as of March 31, 2012 and 2011, respectively, and is included in other liabilities on our accompanying Consolidated Statements of Assets and Liabilities.

NOTE 13.	FINANCIAL HIGHLIGHTS

	Year Ended March 31,
	2012	2011	2010	2009	2008
Per Share Data
Net asset value at beginning of year(A)	$9.00	$8.74	$9.73	$12.47	$13.46
Net investment income(B)	0.62	0.73	0.48	0.62	0.79
Realized gain (loss) on sale of investments(B)	0.23	1.06	(1.63)	(0.23)	(0.15)
Net unrealized appreciation (depreciation) of investments(B)	0.14	(1.05)	0.65	(0.92)	(0.70)

Total from investment operations(B)	0.99	0.74	(0.50)	(0.53)	(0.06)
Cash distributions from net investment income(B)(C)	(0.61)	(0.48)	(0.48)	(0.62)	(0.78)
Cash distributions tax return on capital(B)(C)	—	—	—	(0.34)	(0.15)
Shelf registration offering costs(B)	—	—	(0.01)	(0.03)	—
Effect on distribution of rights offering after record date(E)	—	—	—	(1.22)	—

Net asset value at end of year(A)	$9.38	$9.00	$8.74	$9.73	$12.47

Per share market value at beginning of year	$7.79	$6.01	$3.67	$9.32	$14.87
Per share market value at end of year	7.57	7.76	5.98	3.82	9.41
Total return(D)	5.58%	38.56%	79.80%	(51.65)%	(31.54)%
Shares outstanding at end of year	22,080,133	22,080,133	22,080,133	22,080,133	16,560,100

Statement of Assets and Liabilities Data:
Net assets at end of year	$207,216	$198,829	$192,978	$214,802	$206,445
Average net assets(F)	204,595	192,893	191,112	230,738	219,626

Senior Securities Data:
Total borrowings, at cost	$76,005	$40,000	$102,812	$110,265	$144,835
Mandatorily redeemable preferred stock	40,000	—	—
Asset coverage ratio(G)	268%	534%	281%	293%	242%
Average coverage per unit(H)	$2,676	$5,344	$2,814	$2,930	$2,422

Ratios/Supplemental Data:
Ratio of expenses to average net assets(I)	4.23%	5.48%	5.76%	6.46%	8.04%
Ratio of net expenses to average net assets(J)(K)	3.67%	5.13%	5.33%	5.38%	6.76%
Ratio of net investment income to average net assets(L)	6.72%	8.38%	5.55%	5.80%	5.94%

(A)	Based on actual shares outstanding at the end of the corresponding year.
(B)	Based on weighted average per basic common share data.
(C)	Distributions are determined based on taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP.

(D)

Total return equals the change in the market value of our common stock from the beginning of the year, taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan. Total return does not take into account distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, please refer to Note 10—Distributions to Common Stockholders.

(E)	The effect of distributions from the stock rights offering after the record date represents the effect on net asset value of issuing additional shares after the record date of a distribution.
(F)	Calculated using the average balance of net assets at the end of each month of the reporting year.
(G)

As a BDC, we are generally required to maintain an asset coverage ratio (as defined in Section 18(h) of the 1940 Act) of at least 200% on our senior securities representing indebtedness and our senior securities that are stock. Our mandatorily redeemable preferred stock is a senior security that is stock.

(H)	Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.
(I)	Ratio of expenses to average net assets is computed using expenses before credits from the Adviser.
(J)	Ratio of net expenses to average net assets is computed using total expenses net of credits to the management fee.
(K)

Had we not received any voluntary waivers of fees due to the Adviser, the ratio of net expenses to average net assets would have been 3.69%, 5.14%, 5.54%, 6.08% and 7.56% for the fiscal years ended March 31, 2012, 2011, 2010, 2009 and 2008, respectively.

(L)

Had we not received any voluntary waivers of fees due to the Adviser, the ratio of net investment income to average net assets would have been 6.69%, 8.38% 5.34%, 5.10% and 5.14% for the fiscal years ended March 31, 2012, 2011, 2010, 2009 and 2008, respectively.

NOTE 14.	SELECTED QUARTERLY DATA (UNAUDITED)

	Quarter Ended
Fiscal Year 2012	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Total investment income	$5,263	$5,034	$5,169	$5,776
Net investment income	3,501	3,309	3,442	3,491
Net increase (decrease) in net assets resulting from operations	4,188	12,695	5,495	(412)
Net increase (decrease) in net assets resulting from operations per weighted average common share — basic & diluted	$0.19	$0.57	$0.25	$(0.02)

	Quarter Ended
Fiscal Year 2011	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011
Total investment income	$7,248	$4,301	$10,737	$3,778
Net investment income	4,207	2,441	7,591	1,932
Net increase (decrease) in net assets resulting from operations	5,368	(6,859)	15,135	2,795
Net increase (decrease) in net assets resulting from operations per weighted average common share — basic & diluted	$0.24	$(0.31)	$0.68	$0.13

NOTE 15.	SUBSEQUENT EVENTS

Portfolio Activity

Subsequent to March 31, 2012, the following transactions occurred:

•

In May 2012, we invested $9.5 million in a new Affiliate investment, Packerland Whey Products, Inc. (“Packerland”), through a combination of debt and equity. Packerland, headquartered in Luxemburg, Wisconsin, is a processor of raw fluid whey, specializing in the production of protein supplements for dairy and beef cattle.

•

In July 2012, we invested $22.5 million in a new Control investment, Ginsey Holdings, Inc. (“Ginsey”), through a combination of debt and equity. Ginsey, headquartered in Bellmawr, New Jersey, designs and markets a broad line of branded juvenile and adult bath products.

Short-Term Loan

On March 28, 2012, we purchased $85.0 million of T-Bills through Jefferies. The T-Bills were purchased on margin using $9.0 million in cash and the proceeds from a $76.0 million short-term loan from Jefferies with an effective annual interest rate of approximately 0.64%. On April 5, 2012, when the T-Bills matured, we repaid the $76.0 million loan from Jefferies and received the $9.0 million margin payment sent to Jefferies to complete the transaction.

On June 28, 2012, we purchased $85.0 million of T-Bills through Jefferies. The T-Bills were purchased on margin using $9.0 million in cash and the proceeds from a $76.0 million short-term loan from Jefferies with an effective annual interest rate of approximately 0.67%. On July 5, 2012, when the T-Bills matured, we repaid the $76.0 million loan from Jefferies, and on July 6, 2012, we received the $9.0 million margin payment sent to Jefferies to complete the transaction.

Distributions

On April 11, 2012, our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Distribution per Term Preferred Share
April 20, 2012	April 30, 2012	$0.05	$0.1484375
May 18, 2012	May 31, 2012	0.05	0.1484375
June 20, 2012	June 29, 2012	0.05	0.1484375

Total for the Quarter:		$0.15	$0.4453125

On July 10, 2012, our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Distribution per Term Preferred Share
July 20, 2012	July 31, 2012	$0.05	$0.1484375
August 22, 2012	August 31, 2012	0.05	0.1484375
September 19, 2012	September 28, 2012	0.05	0.1484375

Total for the Quarter:		$0.15	$0.4453125

4,000,000 Shares

Common Stock

PROSPECTUS SUPPLEMENT

Sole Book-Running Manager

Jefferies

Joint Lead Manager

Janney Montgomery Scott

Co-Managers

J.J.B. Hilliard, W.L. Lyons, LLC

Ladenburg Thalmann & Co. Inc.

Wunderlich Securities

October 2, 2012